Exhibit 99.C.4

ISSN 0115-0421 SPECIAL EDITION VOLUME II Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 119 Manila, Philippines, December 25, 2023 NO. 52 REPUBLIC OF THE PHILIPPINES REPUBLIC ACT NO. 11975 GENERAL APPROPRIATIONS ACT JANUARY 1 - DECEMBER 31, 2024 FISCAL YEAR 2024 AGENDA FOR PROSPERITY Securing a Future-Proof and Sustainable Economy

R.A. No. 11975

GENERAL APPROPRIATIONS ACT

January 1 - December 31, 2024

VOLUME II

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2024

January 1 - December 31, 2024

VOLUME II

C O N T E N T S

F.	National Museum of the Philippines	25
G.	Philippine High School for the Arts	26

VIII.	STATE UNIVERSITIES AND COLLEGES	28

A.	University of the Philippines System	28

B.	National Capital Region	29

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	29
B.2	Marikina Polytechnic College	31
B.3	Philippine Normal University	32
B.4	Philippine State College of Aeronautics	33
B.5	Polytechnic University of the Philippines	34
B.6	Rizal Technological University	35
B.7	Technological University of the Philippines	37

C.	Region I - ILOCOS	38

C.1	Don Mariano Marcos Memorial State University	38
C.2	Ilocos Sur Polytechnic State College	40
C.3	Mariano Marcos State University	41
C.4	Pangasinan State University	43
C.5	University of Northern Philippines	45

D.	CORDILLERA ADMINISTRATIVE REGION (CAR)	46

D.1	Abra State Institute of Sciences and Technology	46
D.2	Apayao State College	47
D.3	Benguet State University	48
D.4	Ifugao State University	50
D.5	Kalinga State University	51
D.6	Mountain Province State University	53

E.	Region II - CAGAYAN VALLEY	54

E.1	Batanes State College	54
E.2	Cagayan State University	54
E.3	Isabela State University	56
E.4	Nueva Vizcaya State University	57
E.5	Quirino State University	59

F.	Region III - CENTRAL LUZON	61

F.1	Aurora State College of Technology	61
F.2	Bataan Peninsula State University	62
F.3	Bulacan Agricultural State College	63
F.4	Bulacan State University	64
F.5	Central Luzon State University	66
F.6	Don Honorio Ventura State University	67
F.7	Nueva Ecija University of Science and Technology	69
F.8	Pampanga State Agricultural University	70

F.9	Philippine Merchant Marine Academy	72
F.10	President Ramon Magsaysay State University	73
F.11	Tarlac Agricultural University	75
F.12	Tarlac State University	76

G.	Region IV-A CALABARZON	78

G.1	Batangas State University	78
G.2	Cavite State University	79
G.3	Laguna State Polytechnic University	81
G.4	Southern Luzon State University	82
G.5	University of Rizal System	84

H.	Region IV-B (MIMAROPA)	85

H.1	Marinduque State College	85
H.2	Mindoro State University	87
H.3	Occidental Mindoro State College	88
H.4	Palawan State University	89
H.5	Romblon State University	91
H.6	Western Philippines University	92

I.	Region V - BICOL	94

I.1	Bicol State College of Applied Sciences and Technology	94
I.2	Bicol University	96
I.3	Camarines Norte State College	97
I.4	Camarines Sur Polytechnic Colleges	99
I.5	Catanduanes State University	100
I.6	Central Bicol State University of Agriculture	102
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	103
I.8	Partido State University	105
I.9	Sorsogon State University	106

J.	Region VI - WESTERN VISAYAS	108

J.1	Aklan State University	108
J.2	Capiz State University	110
J.3	Carlos Hilado Memorial State University	111
J.4	Central Philippines State University	113
J.5	Guimaras State College	114
J.6	Iloilo Science and Technology University	115
J.7	Iloilo State University of Fisheries Science and Technology	117
J.8	Northern Iloilo State University	118
J.9	Northern Negros State College of Science and Technology	120
J.10	University of Antique	121
J.11	West Visayas State University	123

K.	Region VII - CENTRAL VISAYAS	125

K.1	Bohol Island State University	125

K.2	Cebu Normal University	126
K.3	Cebu Technological University	128
K.4	Negros Oriental State University	129
K.5	Siquijor State College	131

L.	Region VIII - EASTERN VISAYAS	132

L.1	Biliran Province State University	132
L.2	Eastern Samar State University	133
L.3	Eastern Visayas State University	135
L.4	Leyte Normal University	136
L.5	Northwest Samar State University	138
L.6	Palompon Polytechnic State University	139
L.7	Samar State University	141
L.8	Southern Leyte State University	142
L.9	University of Eastern Philippines	144
L.10	Visayas State University	145

M.	Region IX - ZAMBOANGA PENINSULA	147

M.1	Basilan State College	147
M.2	J.H. Cerilles State College	148
M.3	Jose Rizal Memorial State University	149
M.4	Western Mindanao State University	150
M.5	Zamboanga Peninsula Polytechnic State University	152
M.6	Zamboanga State College of Marine Sciences and Technology	153

N.	Region X - NORTHERN MINDANAO	154

N.1	Bukidnon State University	154
N.2	Camiguin Polytechnic State College	155
N.3	Central Mindanao University	156
N.4	MSU - Iligan Institute of Technology	158
N.5	Northern Bukidnon State College	159
N.6	Northwestern Mindanao State College of Science and Technology	160
N.7	University of Science and Technology of Southern Philippines - Cagayan De Oro Campus	161
N.8	University of Science and Technology of Southern Philippines - Claveria Campus	162

O.	Region XI - DAVAO REGION	164

O.1	Davao De Oro State College	164
O.2	Davao del Norte State College	165
O.3	Davao del Sur State College	166
O.4	Davao Oriental State University	168

O.5	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	169
O.6	University of Southeastern Philippines	170

P.	Region XII - SOCCSKSARGEN	171

P.1	Cotabato Foundation College of Science and Technology	171
P.2	South Cotabato State College	173
P.3	Sultan Kudarat State University	174
P.4	University of Southern Mindanao	175

Q.	REGION XIII - CARAGA	177

Q.1	Agusan del Sur State College of Agriculture and Technology	177
Q.2	Caraga State University	179
Q.3	North Eastern Mindanao State University	180
Q.4	Surigao Del Norte State University	182

R.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	183

R.1	Adiong Memorial State College	183
R.2	Cotabato State University	185
R.3	Mindanao State University	186
R.4	MSU-Tawi-Tawi College of Technology and Oceanography	188
R.5	Sulu State College	189
R.6	Tawi-Tawi Regional Agricultural College	190

IX.	DEPARTMENT OF ENERGY	192

A.	Office of the Secretary	192

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	196

A.	Office of the Secretary	196
B.	Environmental Management Bureau	197
C.	Mines and GeoSciences Bureau	198
D.	National Mapping and Resource Information Authority	199
E.	National Water Resources Board	200
F.	Palawan Council for Sustainable Development Staff	201

XI.	DEPARTMENT OF FINANCE	202

A.	Office of the Secretary	202
B.	Bureau of Customs	203
C.	Bureau of Internal Revenue	204
D.	Bureau of Local Government Finance	204
E.	Bureau of the Treasury	205
F.	Central Board of Assessment Appeals	208
G.	Insurance Commission	209
H.	National Tax Research Center	210
I.	Privatization and Management Office	211

XII.	DEPARTMENT OF FOREIGN AFFAIRS	212

A.	Office of the Secretary	212
B.	Foreign Service Institute	213
C.	Technical Cooperation Council of the Philippines	214
D.	UNESCO National Commission of the Philippines	214
E.	Presidential Commission on Visiting Forces	215

XIII.	DEPARTMENT OF HEALTH	216

A.	Office of the Secretary	216
B.	National Nutrition Council	219
C.	Philippine National AIDS Council	220

XIV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	222

A.	Office of the Secretary	222
B.	Human Settlements Adjudication Commission	223

XV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	225

A.	Office of the Secretary	225
B.	Cybercrime Investigation and Coordination Center	226
C.	National Privacy Commission	227
D.	National Telecommunications Commission	228

XVI.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	229

A.	Office of the Secretary	229
B.	Bureau of Fire Protection	229
C.	Bureau of Jail Management and Penology	230
D.	Local Government Academy	231
E.	National Commission on Muslim Filipinos	232
F.	National Police Commission	233
G.	National Youth Commission	234
H.	Philippine Commission on Women	235
I.	Philippine National Police	235
J.	Philippine Public Safety College	237

XVII.	DEPARTMENT OF JUSTICE	238

A.	Office of the Secretary	238
B.	Bureau of Corrections	239
C.	Bureau of Immigration	240
D.	Land Registration Authority	241
E.	National Bureau of Investigation	241
F.	Office for Alternative Dispute Resolution	242
G.	Office of the Government Corporate Counsel	242
H.	Office of the Solicitor General	243
I.	Parole and Probation Administration	244
J.	Presidential Commission on Good Government	244
K.	Public Attorney’s Office	245

XVIII.	DEPARTMENT OF LABOR AND EMPLOYMENT	246

A.	Office of the Secretary	246
B.	Institute for Labor Studies	247
C.	National Conciliation and Mediation Board	248
D.	National Labor Relations Commission	248
E.	National Wages and Productivity Commission	249
F.	Professional Regulation Commission	250
G.	Technical Education and Skills Development Authority	251

XIX.	DEPARTMENT OF MIGRANT WORKERS	253

A.	Office of the Secretary	253
B.	Overseas Workers Welfare Administration	255

XX.	DEPARTMENT OF NATIONAL DEFENSE	256

A.	Office of the Secretary	256
B.	Government Arsenal	256
C.	National Defense College of the Philippines	257
D.	Office of Civil Defense	257
E.	Philippine Veterans Affairs Office (PVAO) - Proper	259
F.	Veterans Memorial Medical Center	260

G.	Armed Forces of the Philippines	260

G.1	Philippine Army (Land Forces)	260
G.2	Philippine Air Force (Air Forces)	261
G.3	Philippine Navy (Naval Forces)	262
G.4	General Headquarters, AFP and AFP-Wide Service Support Units (AFPWSSUS)	262

XXI.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	264

A.	Office of the Secretary	264

XXII.	DEPARTMENT OF SCIENCE AND TECHNOLOGY	266

A.	Office of the Secretary	266
B.	Advanced Science and Technology Institute	267
C.	Food and Nutrition Research Institute	267
D.	Forest Products Research and Development Institute	268
E.	Industrial Technology Development Institute	269
F.	Metals Industry Research and Development Center	270
G.	National Academy of Science and Technology	271
H.	National Research Council of the Philippines	272
I.	Philippine Atmospheric, Geophysical and Astronomical Services Administration	273

J.	Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development	274
K.	Philippine Council for Health Research and Development	275
L.	Philippine Council for Industry, Energy and Emerging Technology Research and Development	275
M.	Philippine Institute of Volcanology and Seismology	276
N.	Philippine Nuclear Research Institute	277
O.	Philippine Science High School System	278
P.	Philippine Textile Research Institute	279
Q.	Science Education Institute	280
R.	Science and Technology Information Institute	281
S.	Technology Application and Promotion Institute	281

XXIII.	DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	283

A.	Office of the Secretary	283
B.	Council for the Welfare of Children	285
C.	Juvenile Justice and Welfare Council	286
D.	National Anti-Poverty Commission	287
E.	National Authority For Child Care	288
F.	National Commission on Indigenous Peoples	289
G.	National Council on Disability Affairs	290
H.	Presidential Commission for the Urban Poor	291

XXIV.	DEPARTMENT OF TOURISM	292

A.	Office of the Secretary	292
B.	Intramuros Administration	293
C.	National Parks Development Committee	294
D.	Philippine Commission on Sports Scuba Diving	295

XXV.	DEPARTMENT OF TRADE AND INDUSTRY	296

A.	Office of the Secretary	296
B.	Board of Investments	297
C.	Construction Industry Authority of the Philippines	298
D.	Cooperative Development Authority	299
E.	Design Center of the Philippines	300
F.	Philippine Trade Training Center	301

XXVI.	DEPARTMENT OF TRANSPORTATION	303

A.	Office of the Secretary	303
B.	Civil Aeronautics Board	305
C.	Maritime Industry Authority	306
D.	Office of Transportation Cooperatives	307
E.	Office for Transportation Security	307
F.	Philippine Coast Guard	308
G.	Toll Regulatory Board	309

XXVII.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	310

A.	Office of the Secretary	310
B.	Commission on Population and Development	312
C.	Philippine National Volunteer Service Coordinating Agency	313
D.	Public-Private Partnership Center of the Philippines	314
E.	Philippine Statistical Research and Training Institute	314
F.	Philippine Statistics Authority	315
G.	Tariff Commission	317

XXVIII.	Presidential Communications Office	319

A.	Presidential Communications Office (Proper)	319
B.	Bureau of Communications Services	319
C.	National Printing Office	320
D.	News and Information Bureau	320
E.	Philippine Information Agency	321
F.	PBS- Bureau of Communications Services	322
G.	Presidential Broadcast Staff (RTVM)	322

XXIX.	OTHER EXECUTIVE OFFICES	324

A.	Anti-Money Laundering Council	324
B.	Anti-Red Tape Authority	324
C.	Climate Change Commission	325
D.	Commission on Filipinos Overseas	326
E.	Commission on Higher Education	326
F.	Commission on the Filipino Language	327
G.	Dangerous Drugs Board	328
H.	Energy Regulatory Commission	329
I.	Film Development Council of the Philippines	330
J.	Games and Amusements Board	331
K.	Governance Commission for Government-Owned or Controlled Corporations	331
L.	Marawi Compensation Board	332
M.	Mindanao Development Authority	333
N.	Movie and Television Review and Classification Board	334
O.	National Commission for Culture and the Arts	335
O.1	National Commission for Culture and the Arts - (Proper)	335
O.2	National Historical Commission of the Philippines	336
O.3	National Library of the Philippines	337
O.4	National Archives of the Philippines	338
P.	National Commission of Senior Citizens	338
Q.	National Intelligence Coordinating Agency	339
R.	National Security Council	340
S.	Office of the Presidential Adviser on Peace, Reconciliation and Unity	341
T.	Optical Media Board	342
U.	Philippine Competition Commission	342
V.	Philippine Drug Enforcement Agency	343
W.	Philippine Racing Commission	343
X.	Philippine Space Agency	344
Y.	Philippine Sports Commission	345

Z.	Presidential Legislative Liason Office	345
AA.	Presidential Management Staff	346

XXX.	THE JUDICIARY	347

A.	Supreme Court of the Philippines and the Lower Courts	347
B.	Presidential Electoral Tribunal	347
C.	Sandiganbayan	348
D.	Court of Appeals	349
E.	Court of Tax Appeals	349

XXXI.	CIVIL SERVICE COMMISSION	350

A.	Civil Service Commission	350
B.	Career Executive Service Board	351

XXXII.	COMMISSION ON AUDIT	353

XXXIII.	COMMISSION ON ELECTIONS	356

XXXIV.	OFFICE OF THE OMBUDSMAN	358

XXXV.	COMMISSION ON HUMAN RIGHTS	360

A.	Commission on Human Rights	360
B.	Human Rights Violations Victims’ Memorial Commission	361

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	362

A.	DEPARTMENT OF AGRICULTURE	362

A.1	National Dairy Authority	362
A.2	National Food Authority	362
A.3	National Irrigation Administration	363
A.4	Philippine Coconut Authority	364
A.5	Philippine Fisheries Development Authority	365
A.6	Philippine Rice Research Institute	365
A.7	Sugar Regulatory Administration	366

B.	DEPARTMENT OF ENERGY	366

B.1	National Electrification Administration	366
B.2	National Power Corporation	367

C.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	368

C.1	Local Water Utilities Administration	368
C.2	Metropolitan Waterworks and Sewerage System - Regulatory Office	368

D.	DEPARTMENT OF FINANCE	369

D.1	Philippine Crop Insurance Corporation	369
D.2	Philippine Tax Academy	370

E.	DEPARTMENT OF HEALTH	370

E.1	Lung Center of the Philippines	370
E.2	National Kidney and Transplant Institute	371
E.3	Philippine Children’s Medical Center	371
E.4	Philippine Health Insurance Corporation	372
E.5	Philippine Heart Center	373
E.6	Philippine Institute of Traditional and Alternative Health Care	373

F.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	374

F.1	National Housing Authority	374
F.2	Social Housing Finance Corporation	374

G.	DEPARTMENT OF TOURISM	375

G.1	Tourism Promotions Board	375

H.	DEPARTMENT OF TRADE AND INDUSTRY	376

H.1	Center for International Trade Expositions and Missions	376
H.2	Small Business Corporation	376

I.	DEPARTMENT OF TRANSPORTATION	377

I.1	Davao International Airport Authority	377
I.2	Light Rail Transit Authority	377
I.3	Philippine National Railways	378

J.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	378

J.1	Development Academy of the Philippines	378
J.2	Philippine Institute for Development Studies	379

K.	OTHER EXECUTIVE OFFICES	380

K.1	Authority of the Freeport Area of Bataan	380
K.2	Bases Conversion and Development Authority	380
K.3	Cagayan Economic Zone Authority	381
K.4	Cultural Center of the Philippines	381
K.5	Philippine Center for Economic Development	382
K.6	Philippine Postal Corporation	383
K.7	Subic Bay Metropolitan Authority	383
K.8	Zamboanga City Special Economic Zone Authority	384

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	385

A.	Metropolitan Manila Development Authority	385

XXXVIII.	STAFFING SUMMARY	387

A.	Congress of the Philippines	387
B.	Office of the President	390
C.	Office of the Vice-President	391
D.	Department of Agrarian Reform	392
E.	Department of Agriculture	393
F.	Department of Budget and Management	400
G.	Department of Education	402
H.	State Universities and Colleges	407
I.	Department of Energy	466
J.	Department of Environment and Natural Resources	467
K.	Department of Finance	472
L.	Department of Foreign Affairs	477
M.	Department of Health	480
N.	Department of Human Settlements and Urban Development	483
O.	Department of Information and Communications Technology	485
P.	Department of the Interior and Local Government	488
Q.	Department of Justice	495
R.	Department of Labor and Employment	503
S.	Department of Migrant Workers	508
T.	Department Of National Defense	510
U.	Department of Public Works and Highways	517
V.	Department of Science and Technology	518
W.	Department of Social Welfare and Development	529
X.	Department of Tourism	534
Y.	Department of Trade and Industry	537
Z.	Department of Transportation	541
AA.	National Economic and Development Authority	546
AB.	Presidential Communications Office	551
AC.	Other Executive Offices	556
AD.	The Judiciary	574
AE.	Civil Service Commission	579
AF.	Commission on Audit	581
AG.	Commission on Elections	582
AH.	Office of the Ombudsman	583
AI.	Commission on Human Rights	584
AJ.	Allocations to Local Government Units	586

DECEMBER 25, 2023	OFFICIAL GAZETTE	1
CONGRESS OF THE PHILIPPINES

I. CONGRESS OF THE PHILIPPINES

A. SENATE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of significant legislation and reform measures ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Crafting of significant legislation and reform measures ensured

SENATE LEGISLATIVE PROGRAM
Outcome Indicators
Output Indicators

B. SENATE ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of Senatorial electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Fair and speedy resolution of Senatorial electoral contests achieved

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage reduction in the processing time of electoral protests	0%	15% reduction in processing time for the Preliminary Appreciation Proceedings (Precinct Level Multi-party Contest Module)
2. Percentage reduction in the cost of electoral protests	0%	15% reduction in the cost of electoral protests (e.g. salaries)

Output Indicators
1. Percentage of electoral contests resolved within the term of office being contested	0%	25% of the over-all work program to resolve a Petition for Quo Warranto (SET Case No. 001-24)

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GENERAL APPROPRIATIONS ACT, FY 2023

2. Percentage of work program for electoral protests filed completed	100% resolved	100% of the work program for the year to resolve the petition
3. Number of legal researches completed	Indicator applicable if no protests filed or ongoing case	If no Election Contest filed: One (1) publication

C. COMMISSION ON APPOINTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Review and confirmation of Presidential appointments/nominations submitted to the Commission

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Review and confirmation of Presidential appointments / nominations submitted to the Commission

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM
Output Indicators
1. Number of Presidential appointments/nominations received from the Office of the President.	Depending on the appointments/ nominations submitted by the Office of the President	Depending on the appointments/ nominations submitted by the Office of the President
2. Number of Presidential appointments/nominations confirmed and /or given consent/unacted	Depending on the submission of complete documentary requirements by the appointees /nominees	Depending on the submission of complete documentary requirements by the appointees /nominees

D. HOUSE OF REPRESENTATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of significant legislation and reform measures ensured

DECEMBER 25, 2023	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Crafting of significant legislation and reform measures ensured

HOR LEGISLATIVE PROGRAM
Outcome Indicators
Output Indicators

E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of House of Representatives electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Fair and speedy resolution of House of Representatives electoral contests achieved

HOR ELECTORAL CONTESTS ADJUDICATION PROGRAM
Outcome Indicator
1. Percentage reduction in processing time of electoral protests (Number of cases adjudicated)	N/A	3

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GENERAL APPROPRIATIONS ACT, FY 2023

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive support services to the Presidency

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Responsive support services to the Presidency

PRESIDENTIAL OVERSIGHT PROGRAM
Outcome Indicator
1. Stakeholders’ Level of Satisfaction	100%	85%
Output Indicators
1. Percentage of requests/instructions acted upon and submitted to the Executive Secretary (ES), or concerned officials within the prescribed period	100%	100%
2. Percentage of policy-related instructions acted upon, and/or policy recommendations/advice submitted within the prescribed period	100%	100%
3. Percentage of reports on consultations conducted on various policy directives/good governance initiatives/internal control systems within the prescribed period	100%	100%

PRESIDENTIAL ADVISORY PROGRAM
Outcome Indicator
1. Percentage of advice/policy recommendations adopted/considered by the President or the ES	100%	100%
Output Indicator
1. Percentage of advice/policy recommendations submitted to the President or the ES within the prescribed period	100%	100%

PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM
Outcome Indicator
1. Level of Satisfaction of the President / ES	100%	100%
Output Indicators
1. No. of decisions/resolutions (DRs) submitted to the DESLA/ES within the prescribed period	396	N/A
2. Percentage of decisions/resolutions (DRs) submitted to the DESLA/ ES within the prescribed period	N/A	100%
3. Percentage of orders issued within the prescribed period	100%	100%
4. Percentage of legal opinions prepared and released within the prescribed period	100%	100%
5. Percentage of legal actions prepared and released within the prescribed period	100%	100%
6. Percentage of bills/resolutions acted upon within the prescribed period	100%	100%
7. Percentage of disciplinary actions involving Presidential appointees resolved within the prescribed period	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	5
OFFICE OF THE PRESIDENT

PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM
Outcome Indicator
1. Percentage of Presidential events successfully undertaken	100%	100%
Output Indicators
1. Percentage of Presidential events managed according to schedule and quality standards	100%	100%
2. Percentage of received documents managed and acted upon within the prescribed period	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2023

III. OFFICE OF THE VICE-PRESIDENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Enhanced strategic partnership and advocacy on good governance

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Enhanced strategic partnership and advocacy on good governance
SOCIO-ECONOMIC PROGRAM DELIVERY

Outcome Indicator
1. Number of beneficiaries of all OVP services delivered	275	1,013,620

Output Indicators
1. Number of strategic partnerships established or strengthened		400
2. Percentage of requests acted upon within standard processing time	85%	85%
3. Percentage of projects with partners implemented as planned	75%	85%
4. Percentage equivalent of average satisfaction ratings for OVP services	90%	90%
5. Number of ceremonial engagements completed		488

DECEMBER 25, 2023	OFFICIAL GAZETTE	7
DEPARTMENT OF AGRARIAN REFORM

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities by small farmers increased

ORGANIZATIONAL OUTCOME

1.	Tiller’s Security of Tenure Ensured

2.	Tiller’s Rights and Welfare Promoted

3.	Agrarian Reform Areas Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Tiller’s Security of Tenure Ensured

LAND TENURE SECURITY PROGRAM

Outcome Indicator
1. Percentage of farmers actually installed in awarded lands	100% of the farmers in distributed lands for the year	99% of the farmers in distributed lands for the year

Output Indicators
1. Number of hectares with claim folder documentation completed	24,421	23,560
2. Number of hectares with Emancipation Patents/Certificate of Land Ownership Award (EP/CLOA) registered	16,877	24,112
3. Number of hectares actually distributed to agrarian reform beneficiaries (ARBs)	85,326	27,757
4. Number of generated Certificate of Land Ownership Awards (CLOAs) registered (LRA-CARP)*	14,729 titles	27,566 titles
5. Number of hectares with approved survey (DENR-CARP)*	27,787.74	25,163

Tiller’s Rights and Welfare Promoted

AGRARIAN JUSTICE DELIVERY PROGRAM

Outcome Indicator
1. Percent reduction of pending cases	100%	100%

Output Indicators
1. Resolution rate of agrarian-related cases (DARAB and ALI cases)	95.78%	95%
2. Percentage of cases handled with agrarian legal assistance in judicial and quasi-judicial courts	78.05%	83%

Agrarian Reform Areas Improved

AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM

Outcome Indicators
1. Percentage of Agrarian Reform Beneficiary Organizations (ARBOs) managing profitable business enterprises	91.97%	51%

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2. Percentage increase in crop yield above the baseline (i.e. palay)	31.45%	5%

Output Indicators
1. Number of agrarian reform beneficiaries (ARBs) trained	519,954	306,730
2. Number of ARBs with access to credit and microfinance services	172,671	122,841
3. Number of ARBOs provided with technical, enterprise and farm productivity support and physical infrastructures	3,622	3,060
4. Number of farmer beneficiaries and small landowners trained (DTI-CARP)*	16,901	16,600
5. Number of Irrigator’s Associations (IAs) organized and trained (NIA-CARP)*	27	51
6. Number of sites and areas covered for upland development (DENR-CARP)*	96/2,724	70/2,000
7. Number of irrigation projects completed (NIA-CARP)*	61	88
8. Number of Technical and Marketing Assistance provided (DTI-CARP)*	4,247	3,820
9. Number of Micro, Small and Medium Enterprises (MSMEs) maintained (DTI-CARP)*	1,927	1,760
10. Number of hectares (new and restored areas) provided with irrigation (NIA-CARP)*	2,269.75	3,120

*	Please refer to the respective mother departments/agency budget for the requirements of CARP.

NOTE: Exclusive of Targets funded from other sources, e.g. Special Account in the General Fund.

DECEMBER 25, 2023	OFFICIAL GAZETTE	9
DEPARTMENT OF AGRICULTURE

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the Agricultural Sector increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Productivity in the Agricultural Sector increased

TECHNICAL AND SUPPORT SERVICES PROGRAM

Outcome Indicators
1. Percentage of beneficiaries rating the technical support services to be at least satisfactory	100%	80%
2. Percentage of deliveries of production support services validated by LGUs to have been delivered at the appropriate time	99.998%	100%
3. Percentage share of small farmers adopting new technologies to total number of small farmers trained with new technologies increased (to be reported every three (3) years starting 2019)	89.72%

Output Indicators
1. Number of provinces and chartered cities provided with production support services and support to construct market-related infrastructure	45	84
2. Number of group beneficiaries provided with market development services	5,209	2,775
3. Number of extension workers trained to support the capacity of LGUs and farmers, fisherfolk, and other beneficiaries provided with training support services
a. LGU extension workers trained	21,056	18,344
b. Farmers, fisherfolk and other participants	84,326	58,056

AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM

Outcome Indicator
1. Percentage of beneficiaries rating the provision of agricultural machinery, equipment, facilities, and installation of small scale irrigation projects to be at least satisfactory	100%	80%

Output Indicators
1. Number of provinces and chartered cities provided with agricultural machineries, equipment, facilities, and small scale irrigation projects	30	83

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2. Number of hectares of service area generated from the establishment and installation of small scale irrigation projects (SSIPs)	5,015.00	7,863.75
3. Number of kilometers of Farm-to-Market Roads (FMRs) validated for construction/rehabilitation	615.47	1,144.58
4. Percentage of DPWH-constructed FMRs monitored	100%	100%

AGRICULTURE AND FISHERY POLICY PROGRAM

Outcome Indicator
1. Number of policies issued and disseminated	2	1

Output Indicator
1. Number of policies supported and endorsed for approval	110	55

AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM

Outcome Indicator
1. Number of provinces with control of incidence of major pests and diseases maintained at zero incidence
a. Foot and Mouth Disease	81	81
b. Avian Influenza	61	81

Output Indicators
1. Percentage of applications for quarantine and sanitary and phytosanitary (SPS) clearance processed within one (1) day	97.36%	100%
2. Number of agri-fishery standards developed	39	20
3. Percentage of new agriculture facilities and products that have been inspected at least once a year	100%	100%

LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM

Outcome Indicator
1. Number of agriculture and fishery based enterprises assisted	65	4

Output Indicator
1. Percentage of amount of approved FMR sub-projects to the total amount of FMR allocation	97.04%	100%

B. AGRICULTURAL CREDIT POLICY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Efficiency of Agriculture, Forestry, and Fisheries (AFF) Production Enhanced

ORGANIZATIONAL OUTCOME

Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	11
DEPARTMENT OF AGRICULTURE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

AGRICULTURAL CREDIT PROGRAM

Outcome Indicators
1. Percentage increase of borrowers obtaining loans from formal sources:
a. small farmer (3 ha and below)	62%
b. small fisherfolk (3 tons and below)	63%
2. Repayment rate (loans collected/loans matured)	100%	85%-95%

Output Indicators
1. Amount of loans granted to credit retailers/lenders and to end-borrowers:
a. Credit retailers/lenders		2,750
b. End-borrowers	2,955.5	2,460
2. Number of credit program orientations and credit matching seminars and workshops conducted	47	32
3. Number of farmers and fisherfolk organizations provided with institutional capacity building assistance	164	12

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in Fisheries Sector within ecological limits improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Productivity in Fisheries Sector within ecological limits improved

FISHERIES DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage increase in volume of production for provision of support/supply	2% annually	2% annually
2. Percentage reduction of postharvest losses	10% in 5 years	2.5% in 5 years

Output Indicators
1. Number of beneficiaries provided with aquaculture support/supply

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a. Number of individuals	51,700 (FY 2022 actual	)	26,858
b. Number of fisherfolk groups	1,216 (FY 2022 actual	)	872
2. Number of beneficiaries provided with postharvest support/supply
a. Number of individuals	362 (FY 2022 actual	)	281
b. Number of fisherfolk groups	232 (FY 2022 actual	)	178
3. Number of beneficiaries provided with environment-friendly fishing gears/paraphernalia
a. Number of individuals	9,756 (FY 2022 actual	)	12,090
b. Number of fisherfolk groups	340 (FY 2022 actual	)	194

FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM

Outcome Indicator
1. Percentage of administrative cases resolved within the prescribed period	81.70%		50%

Output Indicators
1. Percentage of applications for permits, licenses or accreditation with complete documentary requirements acted upon within the prescribed period	99.73%		100%
2. Number of fishery facilities and products monitored and/or inspected with reports issued	15,633 (FY 2022 actual	)	8,736
3. Percentage of violations acted upon within the prescribed period	98.71%		80%

FISHERIES EXTENSION PROGRAM

Outcome Indicator
1. Percentage of technology trained fisherfolk adoptors	50%		50%

Output Indicators
1. Percentage of individual fisherfolk who rated the extension support provided as satisfactory or better	90%		90%
2. Percentage of requests for extension support responded to within three (3) days	90%		90%

FISHERIES POLICY PROGRAM

Outcome Indicator
1. Percentage of approved policies that are translated into plans and programs within prescribed period	70%		70%

Output Indicators
1. Number of policies formulated and recommended	5		3
2. Number of policies reviewed/updated in accordance with the period prescribed thereon	4		2

D. FERTILIZER AND PESTICIDE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	13
DEPARTMENT OF AGRICULTURE

ORGANIZATIONAL OUTCOME

Fertilizer and pesticide products and handlers regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Fertilizer and pesticide products and handlers regulated

FERTILIZER AND PESTICIDE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of handlers and products monitored/inspected with detected violations	1%	0.50%
2. Percentage of Notice of Violations and Order issuances that resulted into cases filed/litigated	0%	0%
Output Indicators
1. Percentage of regulatory documents issued within the prescribed time frame	92%	97%
2. Percentage of submitted reports that resulted in the issuance of notice of violations and penalties imposed	1%	1%

E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Responsive, sustainable and globally competitive fisheries industry through research and development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Responsive, sustainable and globally competitive fisheries industry through research and development

FISHERIES RESEARCH AND DEVELOPMENT PROGRAM

Outcome Indicator
1. Percentage of policy recommendations and technology adopters/users	85%	85%

Output Indicators
1. Number of policy recommendations and technologies developed or improved	11	11
2. Percentage of requests for technical assistance responded to within the prescribed period	90%	90%
3. Percentage of clients that rated the technical services rendered/networked as satisfactory or better	85%	85%

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F. NATIONAL MEAT INSPECTION SERVICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

1. Meat Safety and Quality Assured

2. Meat Industry Sector Developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Meat Safety and Quality Assured

MEAT REGULATORY PROGRAM

Outcome Indicator
1. Percentage of existing meat establishments and transport vehicles conforming to national and international standards for handling safe and quality meat
a. Meat Establishments	537	90% (483)
b. Transport Vehicles	8,784	90% (7,905)

Output Indicators
1. Percentage increase in number of meat establishments and transport vehicles monitored and/or inspected with reports issued
a. Meat Establishments	10%	10%
b. Transport Vehicles	10%	10%
2. Number of Hazard Analysis and Critical Control Point (HACCP) certified meat establishments monitored and/or inspected with reports issued	110	120
3. Percentage of certificates and licenses issued within the prescribed period	100%	100%
4. Percentage of exporter and importer meat establishments registered and licensed within the prescribed period from the date of application	100%	100%

Meat Industry Sector Developed

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM

Outcome Indicators
1. Percentage increase in the number of beneficiary LGU meat facilities that are compliant to national standards and are properly operated and maintained	33% (16/48)	35%
2. Percentage of highly urbanized LGUs capable of performing meat inspection services	0	30% (10)

Output Indicator
1. Number of LGU Meat Inspectors trained to perform meat inspection service	278	320

DECEMBER 25, 2023	OFFICIAL GAZETTE	15
DEPARTMENT OF AGRICULTURE

G. PHILIPPINE CARABAO CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Carabao-based enterprises enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Carabao-based enterprises enhanced

NATIONAL CARABAO DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage increase in the number of clients with genetically improved buffaloes (crossbred owners)	5% Annually	5% Annually
2. Percentage increase in the family income from dairy carabao-based enterprises (among value-chain players)	10%	20%
3. Percentage of technology adopters/users	20% in 3 years	35% in 3 years

Output Indicators
1. Percentage increase in the number of clients directly provided with production support services	5%	5%
2. Percentage of clients who rated the goods and services delivered as satisfactory or better	95%	95%
3. Percentage of requests for technical assistance responded to within 3 days	95%	95%
4. Number of technologies developed or improved	10	10

H. PHILIPPINE CENTER FOR POSTHARVEST DEVELOPMENT AND MECHANIZATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM

Outcome Indicators
1. Percentage increase in the number of new technology adopters/users	189	20% increase annually (340)
2. Percentage increase in the number of intellectual property applications filed	5	25% increase annually (12)
Output Indicators
1. Number of technologies developed or improved	10	10
2. Percentage of Research and Development results commercialized	50%	50% (10)
3. Number of individuals trained on technology utilization/adoption	771	1,678

I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Enhanced Agriculture and Fishery Stakeholders
Participation in Policy Development
AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM

Outcome Indicators
1. Percentage of policy recommendations/resolutions adopted	46%	30%
2. Percentage increase in membership of agricultural and fishery stakeholders in PCAF Consultative Bodies	17%	7%

Output Indicators
1. Percentage of policy recommendations/resolutions endorsed within prescribed period	96%	75%
2. Number of partnership agreements with CSO and farmers/fisherfolk cooperatives forged	13	12

J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	17
DEPARTMENT OF AGRICULTURE

ORGANIZATIONAL OUTCOME

Productivity in the fiber industry increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Productivity in the fiber industry increased

FIBER DEVELOPMENT PROGRAM

Outcome Indicator
1. Percentage increase in fiber production	62,404 MTs (based on 2021 PSA data, baseline year is 2021) or 2% historical annual increase	10% increase within 5 years

Output Indicators
1. Number of beneficiaries of specific goods and services (planting materials, technical assistance)	8,272	21,906
a. Individual	8,224	20,982
b. Group	48	924
2. Percentage of beneficiaries who rated the goods and services delivered as satisfactory or better	80%	80%
3. Percentage of goods and services delivered within the prescribed time frame	80%	80%

FIBER INDUSTRY REGULATORY PROGRAM

Outcome Indicator
1. Percentage increase of Grading Bailing Establishment (GBEs) compliant with Quality Standards set by PhilFIDA	1,074 (based on 2022 PhilFIDA data, baseline year is 2022)	10% increase within 5 years

Output Indicators
1. Number of Permit to Transport Fibers (PTFs) issued	7,396	5,915
2. Number of Primary Certificate of Fiber Inspection (PCFI) issued	3,572	3,650
3. Number of licenses issued	1,318	1,312
4. Number of enforcement actions undertaken	13,887	12,235
5. Number of sites and facilities monitored	1,415	1,484

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VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Allocative Efficiency and Operational Effectiveness Enhanced

2.	Budget Improved Through Sustained Fiscal Discipline and Fiscal Openness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Allocative Efficiency and Operational Effectiveness Enhanced

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM

Outcome Indicators
1. Percentage of targeted policies issued to improve the organizational effectiveness and productivity of government agencies	100%	N/A

2. Percentage of approved actions on organization, staffing, position classification, compensation, management systems improvement, productivity enhancement, asset management, and strengthening of internal control systems released by the DBM within the target date	N/A	90%

Output Indicators
1. Percentage of approved actions on organization, staffing, position classification and compensation released by the DBM within the target date	99.50%	90%

2. Percentage of approved actions on management systems improvement, productivity enhancement, asset management, and strengthening of internal control systems released by the DBM within the target date	99%	90%

3. Percentage of proposed policies on organization, staffing, position classification and compensation released by the DBM within the target date	N/A	80%

4. Percentage of proposed policies on management systems improvement, productivity enhancement, asset management, and strengthening of internal control systems released by the DBM within the target date	N/A	80%

BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM

DECEMBER 25, 2023	OFFICIAL GAZETTE	19
DEPARTMENT OF BUDGET AND MANAGEMENT

Outcome Indicator
1. President’s proposed appropriations aligned with the government priorities (i.e. Public Infrastructure spending increased, in % GDP)	5.35%	5-6%

Output Indicators
1. Budget documents under the responsibility of DBM submitted on time	100%	100%

2. Percentage of requests for budget authorization and variation acted upon within the prescribed period	99.60%	95%

3. Percentage of Agency Performance Reviews (APRs) conducted within the prescribed period	100%	90%

4. Percentage of targeted number of policy directives / guidelines on budget preparation, execution, and accountability issued on the target date	100%	100%

5. Percentage of budget reviews on LGU Budgets and GOCC Corporate Operating Budgets (COB) completed within the prescribed period

A. Percentage of budget reviews on GOCC Corporate Operating Budgets (COB) completed within the prescribed period	100%	95%

B. Percentage of LGUs budgets submitted with complete documentation reviewed within 75 days	100%	100%

LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM

Outcome Indicator
1. Percentage of LGUs which conducted Public Financial Management (PFM) Assessment with PFM Reports and Implementing Improvement Plans	82.93%	N/A

Output Indicators
1. Percentage of targeted number of policy directives / guidelines issued on local expenditure management	100%	N/A

2. Percentage of targeted number of policy directives / guidelines issued on local expenditure management on the prescribed deadline	N/A	100%

Budget Improved Through Sustained Fiscal Discipline and Fiscal Openness

FISCAL DISCIPLINE AND OPENNESS PROGRAM

Outcome Indicators
1. Expenditure level kept within the target NG fiscal deficit-to-GDP ratio set by the DBCC	Deficit of 7.3% of GDP	Disbursement kept within the deficit target approved by the DBCC
2. Targeted PEFA or IMF-FTA budget indicators improved	Improved PI 2.1 PEFA indicators for the eight (8) Agencies	PI 2.1: C; PI 2.2: B

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3. Philippines’ score in the Open Budget Survey (OBS) improved	68	At least 71

Output Indicators
1. Percentage of targeted number of budget policy advisories submitted to and approved within one (1) revision by the DBCC	100%	100%
2. Percentage of Public Expenditure Management (PEM) reforms approved by Authorities and issued through policy guidelines / directives	100%	92%
3. All seven (7) essential budget documents (in the OBI) under DBM responsibility published on time	7	7

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Efficient Government Operations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Efficient Government Operations

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM

Outcome Indicators
1. Percentage of Agency Procurement Compliance and Performance Indicator (APCPI) results evaluated by the GPPB-TSO with an average rating/score of “2.00” or better	34%	N/A
2. Percentage of the procurement report analysis submitted within the prescribed deadline and accepted by the GPPB	N/A	100%

Output Indicators
1. Percentage of procurement policy recommendations approved by the GPPB	120%	100%
2. Percentage of agencies evaluated under APCPI system	70%	100%
3. Percentage of target number of agencies covered by training or professionalization program	148%	80%

DECEMBER 25, 2023	OFFICIAL GAZETTE	21
DEPARTMENT OF EDUCATION

VII. DEPARTMENT OF EDUCATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Access of every Filipino to an enhanced basic education program enabling them to prepare for further education, entrepreneurship and the world of work achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access of every Filipino to an enhanced basic education program enabling them to prepare for further education, entrepreneurship and the world of work achieved

EDUCATION POLICY DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage of completed education researches used for policy development	100% (2,138/2,138)	100% (560)
2. Percentage of satisfactory feedback from clients on issued policies	87%	78%

Output Indicators
1. Number of policies formulated, reviewed, and issued	54	52
2. Number of education researches completed	513	560
3. Number of proposed policies reviewed	82	85

BASIC EDUCATION INPUTS PROGRAM

Outcome Indicators
1. Percentage of public schools meeting the standard ratio for teachers
a. Elementary	99% (36,318/36,685) SY 2022-2023	99% (36,791) SY 2024-2025
b. Junior High School	86% (7,648/8,893) SY 2022-2023	94% (8,677) SY 2024-2025
c. Senior High School	88% (5,850/6,648) SY 2022-2023	96% (6,569) SY 2024-2025
2. Percentage of public schools meeting the standard ratio for classrooms

a. Grades 1 - 10	74% (34,980/47,270)	60% (28,538/47,419)
b. Senior High School	65% (4,857/7,472)	67% (5,058/7,573)
3. Percentage of public schools provided with Information and Communications Technology (ICT) package
a. Elementary	12% schools with electricity (3,998/32,800)	58% schools with electricity (19,109/32,800)
b. Junior High School	59% schools with electricity (4,936/8,375)	100% schools with electricity (8,375/8,375)
c. Senior High School	7% schools with electricity (404/6,164)	100% schools with electricity (6,164/6,164)

Output Indicators
1. Number of:
a. New classrooms constructed		1,628
b. New classrooms on-going construction	427	3,943

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c. Textbooks and instructional/learning materials procured for printing and delivery		71,407,893
2. Number of equipment/tools procured for distribution:
a. Science and Math	2,157,733 pieces	3,299,748 pieces
b. Technical-Vocational-Livelihood	4,912 pieces	1,162,865 pieces
c. ICT	0 package	18,130 packages
3. Number of newly-created teaching positions filled up	7,010	20,000

INCLUSIVE EDUCATION PROGRAM

Outcome Indicators
1. Percentage of learners enrolled in:
a. Special Needs Education (SNED) - public	0.61% (166,507/22,296,230)	0.69% (200,000)
b. Arabic Language Islamic Values Education (ALIVE) - public and private	0.57% (154,858/27,168,070)	0.62% (180,000)
c. Indigenous Peoples Education (IPED) - public	0.50% (136,392/27,278,400)	1.04% (303,170)
d. Alternative Learning System (ALS)	2.22% (607,084/27,346,126)	2.29% (667,732)
2. Percentage of learners provided with learning resources	93% (18,542,645/19,938,328)	3.90% (1,135,820)

Output Indicators
1. Number of schools offering the following programs:
a. ALIVE - public and private	5,164	5,164
b. IPED - public	3,089	3,635
c. SNED - public	13,484	12,307
2. Number of public schools provided with learning resources	38,194	38,194
3. Percentage of reported errors in learning resources addressed	100%	100%

SUPPORT TO SCHOOLS AND LEARNERS PROGRAM

Outcome Indicators
1. Retention rate
a. Elementary	101.18% SY 2021-2022	98.00% SY 2023-2024
b. Secondary (Grades 7 to 12)	103.98% SY 2021-2022	95.50% SY 2023-2024
2. Completion rate
a. Elementary	99.83% SY 2021-2022	95% SY 2023-2024
b. Secondary (Grades 7 to 12)	98.66% SY 2021-2022	83% SY 2023-2024
3. Proportion of the learners achieving at least nearly proficient in National Achievement Test (NAT)
a. Elementary (Grade 6)	27.77% SY 2021-2022	54% SY 2023-2024
b. Junior High School (Grade 10)	48.13% SY 2021-2022	39% SY 2023-2024
c. Senior High School (Grade 12)	37.15% SY 2021-2022	27% SY 2023-2024

Output Indicators
1. Number of learners benefiting from the School Based Feeding Program	3,190,025	1,678,704
2. Number of grantees:
a. Educational Service Contracting (ESC)	965,278	1,031,605
b. Senior High School Voucher	1,338,438	1,342,420
c. Joint Delivery Voucher Program	1,846	117,889

EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM

Outcome Indicator
1. Increase in percentage of public schools conducting schools learning action cell sessions	25%	0% increase

DECEMBER 25, 2023	OFFICIAL GAZETTE	23
DEPARTMENT OF EDUCATION

Output Indicator
1. Number of public school teachers and teaching-related staff trained	305,059	142,202

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Readiness of Filipino Children for Kindergarten Achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Readiness of Filipino Children for Kindergarten Achieved

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage of children from age zero (0) to four (4) years enrolled in Child Development Centers (CDCs)	85%	85% (33,022/38,850)
2. Percentage of ECCD Centers accredited/recognized	85%	85%
3. Percentage of LGUs that support the implementation of their ECCD Program	90%	90% (813/904)

Output Indicators
1. ECCD centers established/expanded
Number of National Child Development Centers (NCDCs) established	50	50
Number of Day Care Centers converted into CDCs	250	250
2. Number of ECCD service providers trained for capacity-building	450	450
3. ECCD Centers provided with assistance for accreditation/recognition
Percentage of targeted NCDC sites trained in the utilization of the accreditation/recognition tool	90%	90%
Percentage of accreditation/recognitions conferred to CDCs and learning centers upon submission of complete documents from DSWD	90%	90%

C. NATIONAL ACADEMY OF SPORTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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GENERAL APPROPRIATIONS ACT, FY 2023

ORGANIZATIONAL OUTCOME

Access to quality and enhanced secondary education, and high-quality sports training program in world-class sports facilities enabling them to excel in their respective sports and pursue their chosen future education, profession, or career achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS

Access to quality and enhanced secondary education, and high-quality sports training program in world-class sports facilities enabling them to excel in their respective sports and pursue their chosen future education, profession, or career achieved

SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM

Outcome Indicators
1. Percentage of student-athletes meeting the learning standards		85% (179/210) SY 2023-2024
2. Retention Rate of student-athletes		85% (179/210) SY 2023-2024
3. Percentage of student-athletes qualifying in international or national sports competitions		65% (137/210) SY 2023-2024

Output Indicators
1. Number of NAS Programs Implemented or Completed		2
2. Number of student-athletes trained		210 SY 2023-2024
3. Number of NAS Campus sports facilities certified to international standards		2

D. NATIONAL BOOK DEVELOPMENT BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Local book publishing industry developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2024 TARGETS
Local book publishing industry developed

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage increase in the number of manuscripts/titles by NBDB-registered authors	5	% Increase	5% Increase (From 1,659 to 1,742)
2. Percentage increase in the number of titles published by NBDB-registered authors/publishers	2	% Increase	2% Increase (From 4,039 to 4,120)
3. Percentage increase in the gross revenue of NBDB- registered publishers	5	% Increase	5% Increase (From P4.42B to P4.64B)

DECEMBER 25, 2023	OFFICIAL GAZETTE	25
DEPARTMENT OF EDUCATION

Output Indicators
1. Number of capacity-building and trade promotion initiatives undertaken	73	265
2. Number of awards, grants, and incentives given	30	191
3. Number of policies developed, researches conducted, information systems developed and/or managed, and information campaigns conducted	22	44

E. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Promote and improve lifelong learning and education

ORGANIZATIONAL OUTCOME

Quality Child-Friendly Television Programs Promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2024 TARGETS
Quality Child-Friendly Television Programs Promoted

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage of television airtime dedicated to child-friendly programs	15% (3.6 hours	)	15% (3.6 hours	)
2. Number of policies concerning children and media prepared which are adopted/approved by concerned agencies	1		1

Output Indicators
1. Number of policies concerning children and media prepared and presented to concerned agencies	1		1
2. Number of workshops, seminars, trainings, and conferences conducted	28		30
3. Percentage of participants of workshops, seminars, trainings, and conferences who rate the activities as good or better	95%		95%

F. NATIONAL MUSEUM OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Management and preservation of museums, collections, and cultural properties strengthened

26	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2023

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Management and preservation of museums, collections, and cultural properties strengthened

MUSEUMS PROGRAM

Outcome Indicators
1. Number of visitors to the museums managed and percentage increase over the previous year	1,383,734	1,800,000 (30% increase	)
2. Percentage of visitors who rated the museums as good or better	98.93% (22,535/22,778)	98.93%
3. Percentage of visitors who rated the quality of preservation and conservation as good or better	98.87% (22,521/22,778)	98.87%
4. Percentage of visitors who rated the quality of exhibition material maintenance as good or better	98.65% (22,470/22,778)	98.65%
5. Average percentage of year for which protected and preserved properties are accessible to the public during normal business hours	81.64% (298/365 calendar days )	85.00% (310/365 calendar days	)
6. Percentage increase in government-owned cultural properties officially registered under the National Museum of the Philippines	567 government-owned properties	17.00% (113/663 government-owned properties	)

Output Indicators
1. Number of days the museum is open for public viewing	298	310
2. Number of trainings/lectures or workshops conducted	135	135
3. Number of researches published, exhibited, and presented in international conferences	24 publications 19 exhibitions 10 paper presentations	26 publications 20 exhibitions 20 paper presentations

G. PHILIPPINE HIGH SCHOOL FOR THE ARTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Access of artistically gifted students to complete quality secondary education achieved

DECEMBER 25, 2023	OFFICIAL GAZETTE	27
DEPARTMENT OF EDUCATION

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access of artistically gifted students to complete quality secondary education achieved

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM

Outcome Indicators
1. Enrollment of artistically gifted students	95% (200)	95% (200/210)
2. Percentage increase in National Achievement Test (NAT) scores of PHSA students annually	No Data Available	2% increase
3. Percentage increase in beneficiaries of outreach performances/workshops	5% increase	5% increase (from 1,500 to 1,575 beneficiaries )

Output Indicators
1. Number of artistically gifted students trained	200	200
2. Average NAT scores for PHSA as a ratio to the Average NAT score	No Data Available	85%
3. Percentage of research-based artworks, published, staged/mounted at the end of the school year	90.00%	90% (45/50)

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GENERAL APPROPRIATIONS ACT, FY 2023

VIII. STATE UNIVERSITIES AND COLLEGES

A. UNIVERSITY OF THE PHILIPPINES SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

4.	Quality medical education and hospital services ensured

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	84.98% (2,472/2,909)	89.97% (1,893/2,104)
2. Percentage of graduates (2 years prior) that are employed	82.96% (1,802/2,172)	84.72% (2,246/2,651)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50% (36,919/73,838)	60% (28,987/48,350)
2. Percentage of undergraduate programs with accreditation	N/A	N/A

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	42% (606/1,443)	67.96% (997/1,467)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	50% (19,348/38,696)	63% (12,897/20,472)

DECEMBER 25, 2023	OFFICIAL GAZETTE	29
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	N/A	N/A

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	950	1,061
Output Indicators
1. Number of research outputs completed within the year	800	1,200
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	45% (180/400)	60% (525/875)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	200	274
Output Indicators
1. Number of trainees weighted by the length of training	55,000	78,750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1,000	700
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90% (48,150/53,500)	94.68% (92,393/97,581)

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicator
1. Hospital infection rate	0.75%	0.75% (340/45,360 inpatients	)
Output Indicators
1. Doctor to hospital bed ratio	1.31	0.89 (1,080 doctors to 1,214 beds	)
2. Bed occupancy rate	81%	82% (364,346 inpatient care days/ 444,324 bed-days	)
3. Average inpatient waiting time for elective surgeries	8 weeks	7 weeks

B. NATIONAL CAPITAL REGION (NCR)

B.1. EULOGIO ‘AMANG’ RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

30	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2023

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	43.41% (290 / 668)	52.60%
2. Percentage of graduates (2 years prior) that are employed	2.60% (62 / 2,388)	13.13%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62.18% (12,782 / 20,556)	63.11%
2. Percentage of undergraduate programs with accreditation	84% (21/25)	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	79.43%	79.43%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	18.10% (225/1,243)	44.02%
2. Percentage of accredited graduate programs	100% level 1 (9/9)	92.86%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2

DECEMBER 25, 2023	OFFICIAL GAZETTE	31
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	46	50
2. Percentage of research outputs presented in national, regional, and international fora within the year	100% (145 / 145)	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	18
Output Indicators
1. Number of trainees weighted by the length of training	2,510	3,730
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	59
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	100%

B.2. MARIKINA POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.27%	70%
2. Percentage of graduates (2 years prior) that are employed	10%	40%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	28%	65%
2. Percentage of undergraduate programs with accreditation	100%	100%

32	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2023

B.3. PHILIPPINE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	90% (1,917/2,133)	90%
2. Percentage of graduates (2 years prior) that are employed	85% (1,818/2,139)	85%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100% (5,206/5,206)	100%
2. Percentage of undergraduate programs with accreditation	94% (32/34)	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	100%	100%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98% (2,109/2,160)	100%
2. Percentage of accredited graduate programs	40% (24/60)	47%

DECEMBER 25, 2023	OFFICIAL GAZETTE	33
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM

Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries
Output Indicators
1. Number of research outputs completed within the year	65	66
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	51%	52%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM

Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37	38
Output Indicators
1. Number of trainees weighted by the length of training	1,000	1,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	37	38
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100% (10/10)	100%

B.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM

Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	70%	78%
2. Percentage of graduates (2 years prior) that are employed	30%	87%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	80%

34	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2023

2. Percentage of undergraduate programs with accreditation	69%	70%

B.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	64.49%	64.59%
2. Percentage of graduates (2 years prior) that are employed	53.84%	90.10%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	78.49%	62.81%
2. Percentage of undergraduate programs with accreditation	28.10%	66.44%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	34.07%	35.10%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	35
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	73.68%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries		2
Output Indicators
1. Number of research outputs completed within the year	114	120
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	12.41%	13.34%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	100	60
Output Indicators
1. Number of trainees weighted by the length of training	3,145	3,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	11
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97.34%	97.94%

B.6. RIZAL TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

36	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2023

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.98%	60%
2. Percentage of graduates (2 years prior) that are employed	50%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	95%	98%
2. Percentage of undergraduate programs with accreditation	79%	97%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	70%	80%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	97%	100%
2. Percentage of accredited graduate programs	90%	93%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	45	55
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	80%	80%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	25	41
Output Indicators
1. Number of trainees weighted by the length of training	2,000	3,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	35	59
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	37
STATE UNIVERSITIES AND COLLEGES

B.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	72%	62.72%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	97%
2. Percentage of undergraduate programs with accreditation	93%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	73%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or

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c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	16%	100%
2. Percentage of accredited graduate programs	41%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	12
Output Indicators
1. Number of research outputs completed within the year	40	83
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	17.90%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	32
Output Indicators
1. Number of trainees weighted by the length of training	7,494	7,494
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50	72
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	97%

C. REGION I - ILOCOS

C.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	39
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	58.92%	60.05%
2. Percentage of graduates (2 years prior) that are employed	4.15%	50.75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	45%
2. Percentage of undergraduate programs with accreditation	57.14%	79%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	10%	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	59.46%	65%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	22
Output Indicators
1. Number of research outputs completed within the year	48	75
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	25%	27%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	45	100
Output Indicators
1. Number of trainees weighted by the length of training	7,103	10,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	45	120
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

C.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams		70%
2. Percentage of graduates (2 years prior) that are employed
Output Indicators		70%
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs		80%
2. Percentage of undergraduate programs with accreditation		85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:		80%

DECEMBER 25, 2023	OFFICIAL GAZETTE	41
STATE UNIVERSITIES AND COLLEGES

a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	60%
2. Percentage of accredited graduate programs	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5
Output Indicators
1. Number of research outputs completed within the year	45
2. Percentage of research outputs presented in national, regional, and international fora within the year	40%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10
Output Indicators
1. Number of trainees weighted by the length of training	5,000
2. Number of extension programs organized and supported consistent with the SUC’s mandate and priority programs	45
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%

C.3. MARIANO MARCOS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2023

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	73.99%	75.86%
2. Percentage of graduates (2 years prior) that are employed	90.84%	84.55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	68.56%	68.55%
2. Percentage of undergraduate programs with accreditation	91.67%	94.74%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	48%	58.46%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	15%	76%
2. Percentage of accredited graduate programs	88.89%	93.75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	18
Output Indicators
1. Number of research outputs completed within the year	5	21

DECEMBER 25, 2023	OFFICIAL GAZETTE	43
STATE UNIVERSITIES AND COLLEGES

2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	30	40
Output Indicators
1. Number of trainees weighted by the length of training	5,257	8,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

C.4. PANGASINAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	58.71%	60%
2. Percentage of graduates (2 years prior) that are employed	53.88%	56.05%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49.07%	49.09%
2. Percentage of undergraduate programs with accreditation	66.67%	80%

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GENERAL APPROPRIATIONS ACT, FY 2023

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	1.72%	7%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	12.41%	21%
2. Percentage of accredited graduate programs	0%	83%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	11
Output Indicators
1. Number of research outputs completed within the year	80	135
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	39%	42%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	27	49
Output Indicators
1. Number of trainees weighted by the length of training	4,227	4,510
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	77
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99.86%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	45
STATE UNIVERSITIES AND COLLEGES

C.5. UNIVERSITY OF NORTHERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57%	64%
2. Percentage of graduates (2 years prior) that are employed	40%	61%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	57%	62%
2. Percentage of undergraduate programs with accreditation	100%	97%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	80%	92%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	92%
2. Percentage of accredited graduate programs	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2023

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	7
Output Indicators
1. Number of research outputs completed within the year	34	75
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13.33%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	44
Output Indicators
1. Number of trainees weighted by the length of training	5,350	5,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	120	142
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	91.70%	98%

D. CORDILLERA ADMINISTRATIVE REGION (CAR)

D.1. ABRA STATE INSTITUTE OF SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	25%	36.02%
2. Percentage of graduates (2 years prior) that are employed	15%	44.12%

DECEMBER 25, 2023	OFFICIAL GAZETTE	47
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	63%
2. Percentage of undergraduate programs with accreditation	86.36% (19/22)	89.65%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	8
Output Indicators
1. Number of research outputs completed within the year	30	51
2. Percentage of research outputs presented in national, regional, and international fora within the year	53.33% (16/30)	62%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs NGAs, SMEs and other stakeholders as a result of extension activities	14	29
Output Indicators
1. Number of trainees weighted by the length of training	1,370	2,128
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	20
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	97%

D.2. APAYAO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2023

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	34.65%	45%
2. Percentage of graduates (2 years prior) that are employed	69%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	82.35%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	15
Output Indicators
1. Number of research outputs completed within the year	0	85
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	12
Output Indicators
1. Number of trainees weighted by the length of training	3,442	3,059
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	18
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

D.3. BENGUET STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	49
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	67.78%	80%
2. Percentage of graduates (2 years prior) that are employed	62.05%	80%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	82.52%	82.52%
2. Percentage of undergraduate programs with accreditation	72.73%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	44.15%	44.15%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	96.88%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	23
Output Indicators
1. Number of research outputs completed within the year	49	60
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	75%	75%

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GENERAL APPROPRIATIONS ACT, FY 2023

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	11
Output Indicators
1. Number of trainees weighted by the length of training	11,929	16,309
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	7
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98%	98%

D.4. IFUGAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	62.57%	54.33%
2. Percentage of graduates (2 years prior) that are employed	35.67%	36%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	86%	86%
2. Percentage of undergraduate programs with accreditation	67%	71%

Higher education research improved to promote economic productivity and innovation

DECEMBER 25, 2023	OFFICIAL GAZETTE	51
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	6%	45%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	29	29
Output Indicators
1. Number of research outputs completed within the year	45	38
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	17%	17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	62	124
Output Indicators
1. Number of trainees weighted by the length of training	7,845	7,845
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

D.5. KALINGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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GENERAL APPROPRIATIONS ACT, FY 2023

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	29.87%	55%
2. Percentage of graduates (2 years prior) that are employed	30%	52%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	82.73%	90%
2. Percentage of undergraduate programs with accreditation	88%	92%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	13
Output Indicators
1. Number of research outputs completed within the year	41	75
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13%	34%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	4	25
Output Indicators
1. Number of trainees weighted by the length of training	2,700	4,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	55
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	96%

DECEMBER 25, 2023	OFFICIAL GAZETTE	53
STATE UNIVERSITIES AND COLLEGES

D.6. MOUNTAIN PROVINCE STATE UNIVERSITY

(Mountain Province State Polytechnic College)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.70%	55.70%
2. Percentage of graduates (2 years prior) that are employed	43.00%	43.00%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	93.39%	93.39%
2. Percentage of undergraduate programs with accreditation	95.24%	83.33%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	8
Output Indicators
1. Number of research outputs completed within the year	6	28
2. Percentage of research outputs presented in national, regional, and international fora within the year	0%	62%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	23

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GENERAL APPROPRIATIONS ACT, FY 2023

Output Indicators
1. Number of trainees weighted by the length of training	517	939
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	92%	98%

E. REGION II - CAGAYAN VALLEY

E.1. BATANES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	25% (10/40)	27% (4/15)
2. Percentage of graduates (2 years prior) that are employed	19% (11/59)	24% (23/97)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	45% (198/440)	45% (316/702)
2. Percentage of undergraduate programs with accreditation	71% (5/7)	71% (5/7)

E.2. CAGAYAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	55
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	56.67% (239/423)	56.70% (1,985/3,500)
2. Percentage of graduates (2 years prior) that are employed	68% (4,907/7,216)	66.25% (2,650/4,000)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	70.42% (1,971/1,700)	60% (10,080/18,000)
2. Percentage of undergraduate programs with accreditation	47.19% (42/89)	80% (60/75)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	47.06% (8/17)	58% (25/43)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	95% (789/840)	100% (850/850)
2. Percentage of accredited graduate programs	3.33% (10/30)	60% (18/30)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	13
Output Indicators
1. Number of research outputs completed within the year	89	50
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	80% (71/80)	31.39% (43/137)

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	20
Output Indicators
1. Number of trainees weighted by the length of training	2,835	8,047
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	21
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95% (6,650/7,000)	97% (6,790/7,000)

E.3. ISABELA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.39% (1,243/2,285)	59.98% (1,045/1,742)
2. Percentage of graduates (2 years prior) that are employed	30% (711/2,371)	37% (2,368/6,400)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	45.46% (12,383/27,235)	60% (23,040/38,400)
2. Percentage of undergraduate programs with accreditation	37.14% (13/35)	84.70% (72/85)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty

DECEMBER 25, 2023	OFFICIAL GAZETTE	57
STATE UNIVERSITIES AND COLLEGES

engaged in research work applied in any of the following:	46.15% (30/65)	55% (66/120)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	81% (985/1,216)	95.01% (1,296/1,364)
2. Percentage of accredited graduate programs	100% (4/4)	55.55% (15/27)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	6	10
Output Indicators
1. Number of research outputs completed within the year	25	42
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	12.50% (8/64)	17.65% (15/85)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	35	75
Output Indicators
1. Number of trainees weighted by the length of training	1,099	4,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	132	125
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100% (430/430)	98% (3,920/4,000)

E.4. NUEVA VIZCAYA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66%	68% (476/700)
2. Percentage of graduates (2 years prior) that are employed	69%	52.95% (942/1,779)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	74%	77% (12,705/16,500)
2. Percentage of undergraduate programs with accreditation	86.11%	72.11% (32/45)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	57.38%	71.05% (54/76)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	0.96%	100% (725/725)
2. Percentage of accredited graduate programs	60%	73.07% (19/26)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	23	9
Output Indicators
1. Number of research outputs completed within the year	38	17

DECEMBER 25, 2023	OFFICIAL GAZETTE	59
STATE UNIVERSITIES AND COLLEGES

2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	76.67%	23.53% (4/17)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	28
Output Indicators
1. Number of trainees weighted by the length of training	2,820	1,750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	12	28
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100% (1,550/1,550)

E.5. QUIRINO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.75%	57.46% (285/496)
2. Percentage of graduates (2 years prior) that are employed	81.86%	87.14% (739/848)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	64.78%	89.73% (8,432/9,397)
2. Percentage of undergraduate programs with accreditation	50%	91.30% (21/23)

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Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	56.25%	90.48% (19/21)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	86.33%	100% (185/185)
2. Percentage of accredited graduate programs	N/A	N/A

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	14
Output Indicators
1. Number of research outputs completed within the year	18	89
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32.43%	41.82% (23/55)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	26
Output Indicators
1. Number of trainees weighted by the length of training	3,706	7,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100% (5,603/5,603)

DECEMBER 25, 2023	OFFICIAL GAZETTE	61
STATE UNIVERSITIES AND COLLEGES

F. REGION III - CENTRAL LUZON

F.1. AURORA STATE COLLEGE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	80.47%	63.33%
2. Percentage of graduates (2 years prior) that are employed	11.25%	65.08%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.57%	85.43%
2. Percentage of undergraduate programs with accreditation	36.36%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	3
Output Indicators
1. Number of research outputs completed within the year	25	15
2. Percentage of research outputs presented in national, regional, and international fora within the year	95%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM

Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and

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other stakeholders as a result of extension activities	8	15
Output Indicators
1. Number of trainees weighted by the length of training	1,737	2,756
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	17
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

F.2. BATAAN PENINSULA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators	48%	54%
1. Percentage of first-time licensure exam takers that pass the licensure exams
2. Percentage of graduates (2 years prior) that are employed	12%	44.97%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.29%	98%
2. Percentage of undergraduate programs with accreditation	93.62%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	12

DECEMBER 25, 2023	OFFICIAL GAZETTE	63
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	28	53
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32%	36.14%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs and other stakeholders as a result of extension activities	5	24
Output Indicators
1. Number of trainees weighted by the length of training	9,273	10,908
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	19	22
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	90%

F.3. BULACAN AGRICULTURAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55%	55%
2. Percentage of graduates (2 years prior) that are employed	89%	90.10%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	81.82%	81.82%

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Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	16	20
2. Percentage of research outputs presented in national, regional, and international fora within the year	75%	80%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	21	25
Output Indicators
1. Number of trainees weighted by the length of training	2,324	2,650
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	8
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	88%

F.4. BULACAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	65
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.64%	61%
2. Percentage of graduates (2 years prior) that are employed	81.60%	83.22%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	59.64%	90.66%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	49.23%	85.71%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	92.31%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	4
Output Indicators
1. Number of research outputs completed within the year	54	61
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	21.60%	27.12%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	28
Output Indicators
1. Number of trainees weighted by the length of training	14,492	15,236

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	243	281
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	82.89%	87.37%

F.5. CENTRAL LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	119%	64.38%
2. Percentage of graduates (2 years prior) that are employed	17.31%	21.04%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	79.92%
2. Percentage of undergraduate programs with accreditation	82%	74.19%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	62%	87.25%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or

DECEMBER 25, 2023	OFFICIAL GAZETTE	67
STATE UNIVERSITIES AND COLLEGES

d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88.38%	95.67%
2. Percentage of accredited graduate programs	95%	86.67%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	8
Output Indicators
1. Number of research outputs completed within the year	50	77
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	42%	38.16%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	8
Output Indicators
1. Number of trainees weighted by the length of training	15,525	15,525
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	8
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

F.6. DON HONORIO VENTURA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	84%	50%
2. Percentage of graduates (2 years prior) that are employed	60.32%	73%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	81.61%	95%
2. Percentage of undergraduate programs with accreditation	48.14%	90%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	N/A	80%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	90%
2. Percentage of accredited graduate programs	N/A	85.71%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	6
Output Indicators
1. Number of research outputs completed within the year	12	30
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	44.68%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	25

DECEMBER 25, 2023	OFFICIAL GAZETTE	69
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	620	2,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	27
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	95%

F.7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	61.01%
2. Percentage of graduates (2 years prior) that are employed	5%	56.45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	90.02%
2. Percentage of undergraduate programs with accreditation	100%	91.49%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	60%	89.47%
a. pursuing advanced research degree programs (Ph.D.) or

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b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	40%	88.12%
2. Percentage of accredited graduate programs	80%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	9
Output Indicators
1. Number of research outputs completed within the year	24	78
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	35%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	40
Output Indicators
1. Number of trainees weighted by the length of training	6,200	18,151
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	19
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	98.99%

F.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	71
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.50%	54.80%
2. Percentage of graduates (2 years prior) that are employed	61.50%	63.73%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	61.50%	77.24%
2. Percentage of undergraduate programs with accreditation	76.50%	95%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	20%	86.36%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	59.50%	100%
2. Percentage of accredited graduate programs	76.50%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	17
Output Indicators
1. Number of research outputs completed within the year	16	22
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	26.20%	30.23%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	15
Output Indicators
1. Number of trainees weighted by the length of training	3,158	3,375
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	13
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	79.50%	82.31%

F.9. PHILIPPINE MERCHANT MARINE ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	65%	90%
2. Percentage of graduates (2 years prior) that are employed	0%	100%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	0%	100%
2. Percentage of undergraduate programs with accreditation	N/A	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	N/A	N/A

DECEMBER 25, 2023	OFFICIAL GAZETTE	73
STATE UNIVERSITIES AND COLLEGES

a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC -identified priority programs	100%	100%
2. Percentage of accredited graduate programs	N/A	100%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	N/A

Output Indicators
1. Number of research outputs completed within the year	2	4
2. Percentage of research outputs presented in national, regional, and international fora within the year	66.67%	100%

F.10. PRESIDENT RAMON MAGSAYSAY STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.56%	44.01%
2. Percentage of graduates (2 years prior) that are employed	75%	81.01%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	55.43%	60%
2. Percentage of undergraduate programs with accreditation	58.33%	95%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	50%	53.85%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	82.79%	93.13%
2. Percentage of accredited graduate programs	66.67%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	16
Output Indicators
1. Number of research outputs completed within the year	32	60
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	25%	36.46%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	29
Output Indicators
1. Number of trainees weighted by the length of training	6,346	7,400
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	22
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	75
STATE UNIVERSITIES AND COLLEGES

F.11. TARLAC AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	41.17%	50%
2. Percentage of graduates (2 years prior) that are employed	54.97%	37.16%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	70.33%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	N/A	33.33%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

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Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	100%
2. Percentage of accredited graduate programs	88.89%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	102	4
Output Indicators
1. Number of research outputs completed within the year	18	9
2. Percentage of research outputs published internationally refereed or CHED recognized journal within the year	N/A	19.23%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	23
Output Indicators
1. Number of trainees weighted by the length of training	9,500	6,367
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	6
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	96.01%

F.12. TARLAC STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	77
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66.04%	66.25%
2. Percentage of graduates (2 years prior) that are employed	75%	88.49%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	61.90%	87.10%
2. Percentage of undergraduate programs with accreditation	90.24%	100.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	100%	2.22%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98.70%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	14
Output Indicators
1. Number of research outputs completed within the year	38	33
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15%	10.42%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	26	44

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GENERAL APPROPRIATIONS ACT, FY 2023

Output Indicators
1. Number of trainees weighted by the length of training	2,300	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	91	129
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

G. REGION IVA - CALABARZON

G.1. BATANGAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	67.78%	69%
2. Percentage of graduates (2 years prior) that are employed	65%	90%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.82%	65%
2. Percentage of undergraduate programs with accreditation	95.60%	98%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	25%	26%
a. pursuing advanced research degree programs (Ph.D.) or

DECEMBER 25, 2023	OFFICIAL GAZETTE	79
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	63.73%	76%
2. Percentage of accredited graduate programs	72%	95%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	19	22
Output Indicators
1. Number of research outputs completed within the year	12	20
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	110	116
Output Indicators
1. Number of trainees weighted by the length of training	8,795	9,586
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	316	339
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	94.50%	96%

G.2. CAVITE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2023

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	75%	80%
2. Percentage of graduates (2 years prior) that are employed	30%	73%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	60.83%	90%
2. Percentage of undergraduate programs with accreditation	62%	99%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	58%	59%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	65%	94%
2. Percentage of accredited graduate programs	50%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	16
Output Indicators
1. Number of research outputs completed within the year	44	64
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	19%

DECEMBER 25, 2023	OFFICIAL GAZETTE	81
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	33
Output Indicators
1. Number of trainees weighted by the length of training	11,810	12,130
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	27
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	76.40%	99.52%

G.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45.38%	56%
2. Percentage of graduates (2 years prior) that are employed	67.79%	73%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	45%	55%
2. Percentage of undergraduate programs with accreditation	86.36%	93%

Higher education research improved to promote economic productivity and innovation

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GENERAL APPROPRIATIONS ACT, FY 2023

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	8
Output Indicators
1. Number of research outputs completed within the year	120	145
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	11.14%	22.50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	164	210
Output Indicators
1. Number of trainees weighted by the length of training	10,438	12,240
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	57
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98.93%	100%

G.4. SOUTHERN LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	83
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60%	60%
2. Percentage of graduates (2 years prior) that are employed	47%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49%	52%
2. Percentage of undergraduate programs with accreditation	58%	65%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	32%	32%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	81%	100%
2. Percentage of accredited graduate programs	77%	93%

RESEARCH PROGRAM

Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	22	27
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	11%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM

Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	40
Output Indicators
1. Number of trainees weighted by the length of training	3,088	3,200

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	31	35
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

G.5. UNIVERSITY OF RIZAL SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.71%	57%
2. Percentage of graduates (2 years prior) that are employed	17.16%	28%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	95.61%	99%
2. Percentage of undergraduate programs with accreditation	75.50%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	40%	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or

DECEMBER 25, 2023	OFFICIAL GAZETTE	85
STATE UNIVERSITIES AND COLLEGES

d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	2.60%	95%
2. Percentage of accredited graduate programs	10%	91%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	6
Output Indicators
1. Number of research outputs completed within the year	26	31
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15.30%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	21
Output Indicators
1. Number of trainees weighted by the length of training	3,862	4,160
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	14
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83%	90%

H. REGION IVB - MIMAROPA

H.1. MARINDUQUE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2023

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	61.73%	64%
2. Percentage of graduates (2 years prior) that are employed	56.64%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	20%	30%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	11
Output Indicators
1. Number of research outputs completed within the year	54	60
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	87
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	19	23
Output Indicators
1. Number of trainees weighted by the length of training	3,249	3,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	87.99%	88.50%

H.2. MINDORO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.80%	52.17%
2. Percentage of graduates (2 years prior) that are employed	78.71%	80.04%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	78.57%	82.14%

Higher education research improved to promote economic productivity and innovation

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GENERAL APPROPRIATIONS ACT, FY 2023

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three (3) years utilized by the industry or by other beneficiaries	8	10
Output Indicators
1. Number of research outputs completed within the year	51	55
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	96.23%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	10
Output Indicators
1. Number of trainees weighted by the length of training	16,150	16,220
2. Number of extension programs organized and supported consistent with the SUCs mandated and priority programs	11	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83.15%	86.30%

H.3. OCCIDENTAL MINDORO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	46.89%	47.89%
2. Percentage of graduates (2 years prior) that are employed	28.61%	28.61%

DECEMBER 25, 2023	OFFICIAL GAZETTE	89
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.18%	83%
2. Percentage of undergraduate programs with accreditation	91.67%	93.33%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	13
Output Indicators
1. Number of research outputs completed within the year	80	82
2. Percentage of research outputs presented in national, regional, and international fora within the year	0%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	17
Output Indicators
1. Number of trainees weighted by the length of training	9,176	9,731
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	70	72
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	91.88%	94.42%

H.4. PALAWAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2023

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60%	61%
2. Percentage of graduates (2 years prior) that are employed	21.50%	30%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	97%	97%
2. Percentage of undergraduate programs with accreditation	44%	61%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	55%	65%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	89%	95%
2. Percentage of accredited graduate programs	62.50%	65%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	33	42
Output Indicators
1. Number of research outputs completed within the year	12	19
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	33%	39%

DECEMBER 25, 2023	OFFICIAL GAZETTE	91
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	18
Output Indicators
1. Number of trainees weighted by the length of training	3,950	5,400
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	48
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	60%	75%

H.5. ROMBLON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.19%	35%
2. Percentage of graduates (2 years prior) that are employed	67.05%	71%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and
RDC-identified priority programs	87.61%	100%
2. Percentage of undergraduate programs with accreditation	45.65%	76%

Higher education research improved to promote economic productivity and innovation

92	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2023

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	26%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	0%	10%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	45	11
Output Indicators
1. Number of research outputs completed within the year	15	18
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	6%	9%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	9
Output Indicators
1. Number of trainees weighted by the length of training	3,526	3,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	11
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	100%

H.6. WESTERN PHILIPPINES UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 25, 2023	OFFICIAL GAZETTE	93
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	52.31%	53%
2. Percentage of graduates (2 years prior) that are employed	90.72%	71%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	96.54%	75%
2. Percentage of undergraduate programs with accreditation	83.33%	84%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	21.52%	24%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	20%	38.46%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1

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GENERAL APPROPRIATIONS ACT, FY 2023

Output Indicators
1. Number of research outputs completed within the year	26	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	6.45%	19%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	26	29
Output Indicators
1. Number of trainees weighted by the length of training	5,475	4,426
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	16	20
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99.16%	99.50%

I. REGION V - BICOL

I.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	53.06%	60%
2. Percentage of graduates (2 years prior) that are employed	42%	57%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	99%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	95
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	75%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	11.80%	38%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	10
Output Indicators 1. Number of research outputs completed within the year	16	27
2. Percentage of research outputs presented in national, regional, and international fora within the year	66%	69%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	11
Output Indicators
1. Number of trainees weighted by the length of training	1,588	1,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2023

I.2. BICOL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66%	70%
2. Percentage of graduates (2 years prior) that are employed	60%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	74%	75%
2. Percentage of undergraduate programs with accreditation	77%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	43%	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98%	98%
2. Percentage of accredited graduate programs	63%	70%

DECEMBER 25, 2023	OFFICIAL GAZETTE	97
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	55	60
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	8%	8%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	67	70

Output Indicators
1. Number of trainees weighted by the length of training	13,334	14,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	N/A	N/A
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

I.3. CAMARINES NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

98	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2023

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	56%	61%
2. Percentage of graduates (2 years prior) that are employed	72%	81%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	34%	50%
2. Percentage of undergraduate programs with accreditation	96%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	7.14%	49%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	40%
2. Percentage of accredited graduate programs	50%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	3
Output Indicators
1. Number of research outputs completed within the year	9	11
2. Percentage of research outputs presented in national, regional, and international fora within the year	59%	61%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	11
Output Indicators
1. Number of trainees weighted by the length of training	1,100	3,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	4

DECEMBER 25, 2023	OFFICIAL GAZETTE	99
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	95%

I.4. CAMARINES SUR POLYTECHNIC COLLEGES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	68%	50%
2. Percentage of graduates (2 years prior) that are employed	65%	68%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70%	70%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	25%	53%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

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GENERAL APPROPRIATIONS ACT, FY 2023

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	25%	35%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	6
Output Indicators
1. Number of research outputs completed within the year	19	32
2. Percentage of research outputs presented in national, regional, and international fora within the year	32%	34%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	41	46
Output Indicators
1. Number of trainees weighted by the length of training	2,400	3,575
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	29	45
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	83%

I.5. CATANDUANES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	101
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60.31%	62%
2. Percentage of graduates (2 years prior) that are employed	70%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	89%	90%
2. Percentage of undergraduate programs with accreditation	68%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	18%	30%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	97%	97%
2. Percentage of accredited graduate programs	42%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	13	16
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	33%	33%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	16

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GENERAL APPROPRIATIONS ACT, FY 2024

Output Indicators
1. Number of trainees weighted by the length of training	2,857	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	0%	80%

I.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	104%	64%
2. Percentage of graduates (2 years prior) that are employed	53.33%	87%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.58%	93%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	75%	76%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or

DECEMBER 25, 2023	OFFICIAL GAZETTE	103
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	15
Output Indicators
1. Number of research outputs completed within the year	58	87
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	19%	13%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	20
Output Indicators
1. Number of trainees weighted by the length of training	19,281	19,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	27
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97.92%	98.36%

I.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	37%	41%
2. Percentage of graduates (2 years prior) that are employed	43.68%	53%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	64%	84%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	66.67%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	41	45
2. Percentage of research outputs presented in national, regional, and international fora within the year	46.34%	60%

DECEMBER 25, 2023	OFFICIAL GAZETTE	105
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	18
Output Indicators
1. Number of trainees weighted by the length of training	4,285	4,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory as satisfactory or higher in terms of quality and relevance	100%	100%

I.8. PARTIDO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.91%	54%
2. Percentage of graduates (2 years prior) that are employed	60%	64%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	52.49% (3,711/7,070)	54%
2. Percentage of undergraduate programs with accreditation	100% (34/34)	100%

Higher education research improved to promote economic productivity and innovation

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ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	36.36% (4/11)	63.64% (7/11)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100% (296/296)	100%
2. Percentage of accredited graduate programs	100% (4/4)	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	6
Output Indicators
1. Number of research outputs completed within the year	63	63
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10% (17/170)	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	7
Outcome Indicators
1. Number of trainees weighted by the length of training	17,226	17,750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	11
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	77.78% (7/9)	98%

I.9. SORSOGON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 25, 2023	OFFICIAL GAZETTE	107
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57%	57%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	26%	26%
2. Percentage of undergraduate programs with accreditation	87%	90%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	15%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	2%
2. Percentage of accredited graduate programs	75%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2

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Output Indicators
1. Number of research outputs completed within the year	71	71
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	10

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	31	31
Output Indicators
1. Number of trainees weighted by the length of training	12,919	12,919
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	25	25
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	94%	95%

J. REGION VI - WESTERN VISAYAS

J.1. AKLAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	52.71%	54%
2. Percentage of graduates (2 years prior) that are employed	82.33%	83%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	76.38%	77%

DECEMBER 25, 2023	OFFICIAL GAZETTE	109
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	66.67%	66.67%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	84.33%	100%
2. Percentage of accredited graduate programs	66.67%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	23	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	36%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	20
Output Indicators
1. Number of trainees weighted by the length of training	3,641	4,625
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	25
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	91.91%	97%

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J.2. CAPIZ STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51%	52%
2. Percentage of graduates (2 years prior) that are employed	77%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	87%	87%
2. Percentage of undergraduate programs with accreditation	68%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	75%	92%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	60%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	111
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	33	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	3%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	65
Output Indicators
1. Number of trainees weighted by the length of training	14,200	14,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	65
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	100%

J.3. CARLOS HILADO MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.70%	62%
2. Percentage of graduates (2 years prior) that are employed	32%	45%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	54%	63%
2. Percentage of undergraduate programs with accreditation	95.83%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	N/A	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	70%
2. Percentage of accredited graduate programs	N/A	60%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	17
Output Indicators
1. Number of research outputs completed within the year	74	82
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	19
Output Indicators
1. Number of trainees weighted by the length of training	1,704	1,875
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	13	20
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	66.70%	85%

DECEMBER 25, 2023	OFFICIAL GAZETTE	113
STATE UNIVERSITIES AND COLLEGES

J.4. CENTRAL PHILIPPINES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	81%	50%
2. Percentage of graduates (2 years prior) that are employed	40%	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	55%	83%
2. Percentage of undergraduate programs with accreditation	15%	68%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	11
Output Indicators
1. Number of research outputs completed within the year	37	48
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	0%	11.50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs,

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industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	15
Output Indicators
1. Number of trainees weighted by the length of training	1,898	4,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	14
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	95%

J.5. GUIMARAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57.58%	61%
2. Percentage of graduates (2 years prior) that are employed	54%	85%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	67.98%	67.98%
2. Percentage of undergraduate programs with accreditation	100%	70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	25%	50%
a. pursuing advanced research degree programs (Ph.D.) or

DECEMBER 25, 2023	OFFICIAL GAZETTE	115
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	25%	27%
2. Percentage of accredited graduate programs	71.43%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	8
Output Indicators
1. Number of research outputs completed within the year	27	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	0	55
Output Indicators
1. Number of trainees weighted by the length of training	3,808	5,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	40
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

J.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	65.62%	55%
2. Percentage of graduates (2 years prior) that are employed	30%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	80%	78%
2. Percentage of undergraduate programs with accreditation	90%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	45%	65%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	5
Output Indicators
1. Number of research outputs completed within the year	25	32
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	28.17%	40%

DECEMBER 25, 2023	OFFICIAL GAZETTE	117
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	27	43
Output Indicators
1. Number of trainees weighted by the length of training	3,302	4,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	30	70
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

J.7. ILOILO STATE UNIVERSITY OF FISHERIES SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	46.86%	60%
2. Percentage of graduates (2 years prior) that are employed	71%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	95%
2. Percentage of undergraduate programs with accreditation	86%	90%

Higher education research improved to promote economic productivity and innovation

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	22	26
Output Indicators
1. Number of research outputs completed within the year	96	99
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	1%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	16
Output Indicators
1. Number of trainees weighted by the length of training	4,435	4,470
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	21
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

J.8. NORTHERN ILOILO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44.62%	60%
2. Percentage of graduates (2 years prior) that are employed	17%	50%

DECEMBER 25, 2023	OFFICIAL GAZETTE	119
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	71%	75%
2. Percentage of undergraduate programs with accreditation	84.38%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	61.17%	66.66%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	75%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	12
Output Indicators
1. Number of research outputs completed within the year	35	72
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	4	16

Output Indicators
1. Number of trainees weighted by the length of training	5,561	6,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	49	65

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95.91%	98.80%

J.9. NORTHERN NEGROS STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	54%
2. Percentage of graduates (2 years prior) that are employed	35%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	61%
2. Percentage of undergraduate programs with accreditation	82%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	65.71%	100%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

DECEMBER 25, 2023	OFFICIAL GAZETTE	121
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	86%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	12
Output Indicators
1. Number of research outputs completed within the year	32	44
2. Percentage of research outputs presented in national, regional, and international fora within the year	53%	68%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	20
Output Indicators
1. Number of trainees weighted by the length of training	1,741	2,280
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	20
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	97%

J.10. UNIVERSITY OF ANTIQUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure examinations	82%	51.07%
2. Percentage of graduates (2 years prior) that are employed	15%	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	76%	79%
2. Percentage of undergraduate programs with accreditation	56%	90%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	89%	90%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	29%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	4
Output Indicators
1. Number of research outputs completed within the year	26	40
2. Percentage of research outputs published in internationally-refereed or CHED-recognized journal within the year	10%	12%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	30

DECEMBER 25, 2023	OFFICIAL GAZETTE	123
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	1,527	2,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99%	100%

J.11. WEST VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

4.	Quality medical education and hospital services ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66.50%	67.97%
2. Percentage of graduates (2 years prior) that are employed	58.86%	70.27%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	57.02%	65.54%
2. Percentage of undergraduate programs with accreditation	100%	98.28%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	77.13%	95.97%
a. pursuing advanced research degree programs (Ph.D.) or

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b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	51.65%	99.63%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	19
Output Indicators
1. Number of research outputs completed within the year	72	75
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	19.02%	12.57%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	34	49
Output Indicators
1. Number of trainees weighted by the length of training	9,605	10,831
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	22	54
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97.77%	93.51%

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicator
1. Hospital infection rate	1.79%	2%
Output Indicators
1. Doctor to hospital bed ratio	1:16	1:15
2. Bed occupancy rate	90.07%	86%
3. Average inpatient waiting time for elective surgeries	4 days	4 days

DECEMBER 25, 2023	OFFICIAL GAZETTE	125
STATE UNIVERSITIES AND COLLEGES

K. REGION VII - CENTRAL VISAYAS

K.1. BOHOL ISLAND STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	29%	55%
2. Percentage of graduates (2 years prior) that are employed	0%	30%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94%	88.70%
2. Percentage of undergraduate programs with accreditation	75%	80%
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	100%	98.67%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	0%	100%

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2. Percentage of accredited graduate programs	0%	40%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	6
Output Indicators
1. Number of research outputs completed within the year	25	30
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	56%	56%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	0	26
Output Indicators
1. Number of trainees weighted by the length of training	7,659	7,659
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	0	6
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	90%

K.2. CEBU NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	127
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	2.56%	60%
2. Percentage of graduates (2 years prior) that are employed	36.63%	38%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	66%	67%
2. Percentage of undergraduate programs with accreditation	92.86%	93%
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	68%	68%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	75.52%	77%
2. Percentage of accredited graduate programs	70%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	18
Output Indicators
1. Number of research outputs completed within the year	66	67
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	0%	50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	15
Output Indicators
1. Number of trainees weighted by the length of training	9,954	10,000

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	85%

K.3. CEBU TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57.62%	57.62%
2. Percentage of graduates (2 years prior) that are employed	80%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	42.88%	42.88%
2. Percentage of undergraduate programs with accreditation	64.38%	79%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	4%	4%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement

DECEMBER 25, 2023	OFFICIAL GAZETTE	129
STATE UNIVERSITIES AND COLLEGES

d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	69.37%	71%
2. Percentage of accredited graduate programs	44.44%	70%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	19
Output Indicators
1. Number of research outputs completed within the year	143	144
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	20%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	20
Output Indicators
1. Number of trainees weighted by the length of training	3,000	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	63	20
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	60%	60%

K.4. NEGROS ORIENTAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	46.61%	49.20%
2. Percentage of graduates (2 years prior) that are employed	20.60%	30%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.30%	73.50%
2. Percentage of undergraduate programs with accreditation	80%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	43.48%	100%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	99.92%	100%
2. Percentage of accredited graduate programs	40%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	6
Output Indicators
1. Number of research outputs completed within the year	32	42
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	65.62%	69%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	29

DECEMBER 25, 2023	OFFICIAL GAZETTE	131
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	2,758	4,020
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	24
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

K.5. SIQUIJOR STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60.53%	61%
2. Percentage of graduates (2 years prior) that are employed	70.09%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	34%	35%
2. Percentage of undergraduate programs with accreditation	80%	80%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	14
Output Indicators
1. Number of research outputs completed within the year	7	10
2. Percentage of research outputs presented in national, regional, and international fora within the year	33%	33%

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L. REGION VIII - EASTERN VISAYAS

L.1. BILIRAN PROVINCE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	43.69%	48%
2. Percentage of graduates (2 years prior) that are employed	47.49%	48%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40.98%	45%
2. Percentage of undergraduate programs with accreditation	74.07%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	30%	30%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	3.49%	55%

DECEMBER 25, 2023	OFFICIAL GAZETTE	133
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	90%	90%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	5
Output Indicators
1. Number of research outputs completed within the year	65	70
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	16%	17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	29
Output Indicators
1. Number of trainees weighted by the length of training	841	3,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

L.2. EASTERN SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50.43%	62%
2. Percentage of graduates (2 years prior) that are employed	6.86%	32.96%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72.18%	66%
2. Percentage of undergraduate programs with accreditation	60.42%	84.48%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM

Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	57.89%	84%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	9.63%	18%
2. Percentage of accredited graduate programs	87.50%	93.33%

RESEARCH PROGRAM

Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	20
Output Indicators
1. Number of research outputs completed within the year	41	92
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	68.75%	34.88%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM

Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	112	135
Output Indicators
1. Number of trainees weighted by the length of training	9,918	13,200

DECEMBER 25, 2023	OFFICIAL GAZETTE	135
STATE UNIVERSITIES AND COLLEGES

2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	38
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	96.33%	100%

L.3. EASTERN VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.26%	50%
2. Percentage of graduates (2 years prior) that are employed	59.97%	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62.48%	63%
2. Percentage of undergraduate programs with accreditation	89.69%	87%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	37.50%	56.25%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or

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c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	77%	87%
2. Percentage of accredited graduate programs	71.43%	87.50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	15
Output Indicators
1. Number of research outputs completed within the year	21	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	6.76%	10.94%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	11	15
Output Indicators
1. Number of trainees weighted by the length of training	885	1,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	21	24
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	92.32%	95.17%

L.4. LEYTE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	137
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM

Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	73%	73%
2. Percentage of graduates (2 years prior) that are employed	55%	56%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	78%	78%
2. Percentage of undergraduate programs with accreditation	64%	64%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM

Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	50%	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	4%	5%
2. Percentage of accredited graduate programs	78%	83%

RESEARCH PROGRAM

Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	10
Output Indicators
1. Number of research outputs completed within the year	40	42
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	27.50%	30%

Community engagement increased

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TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	3
Output Indicators
1. Number of trainees weighted by the length of training	60,798	60,798
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	6
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	86%

L.5. NORTHWEST SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM

Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45%	50%
2. Percentage of graduates (2 years prior) that are employed	28%	30%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	75.70%	77.08%
2. Percentage of undergraduate programs with accreditation	62%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM

Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	20%

DECEMBER 25, 2023	OFFICIAL GAZETTE	139
STATE UNIVERSITIES AND COLLEGES

a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	50%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	10	14
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	14
Output Indicators
1. Number of trainees weighted by the length of training	2,845	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

L.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

(Palompon Institute of Technology)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.78%	60%
2. Percentage of graduates (2 years prior) that are employed	42%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.63%	79.33%
2. Percentage of undergraduate programs with accreditation	85%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	29	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	20
Output Indicators
1. Number of trainees weighted by the length of training	509	700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	30
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83%	97%

DECEMBER 25, 2023	OFFICIAL GAZETTE	141
STATE UNIVERSITIES AND COLLEGES

L.7. SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.20%	52%
2. Percentage of graduates (2 years prior) that are employed	53.95%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	88.35%	89%
2. Percentage of undergraduate programs with accreditation	95%	95%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	48%	54%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	71%	86%

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	36	38
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	24%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	21
Output Indicators
1. Number of trainees weighted by the length of training	3,911	4,120
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	33	35
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	88%	90%

L.8. SOUTHERN LEYTE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
2.	Higher education research improved to promote economic productivity and innovation
3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	143
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.46%	60%
2. Percentage of graduates (2 years prior) that are employed	43.78%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	87.94%
2. Percentage of undergraduate programs with accreditation	88.46%	97%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	3.51%	9%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	62.26%	72%
2. Percentage of accredited graduate programs	62.50%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	9
Output Indicators
1. Number of research outputs completed within the year	21	48
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	20.83%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	46
Output Indicators
1. Number of trainees weighted by the length of training	8,128	9,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	64	80

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95.07%	98.50%

L.9. UNIVERSITY OF EASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	48.41%	48.41%
2. Percentage of graduates (2 years prior) that are employed	86%	88%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	84%	85%
2. Percentage of undergraduate programs with accreditation	95%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	54.72%	64.15%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

DECEMBER 25, 2023	OFFICIAL GAZETTE	145
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88%	89%
2. Percentage of accredited graduate programs	46%	48%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	100	110
Output Indicators
1. Number of research outputs completed within the year	40	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	30%	33%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	36
Output Indicators
1. Number of trainees weighted by the length of training	5,100	5,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	24
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	90%

L.10. VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

146	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	53.49%	60%
2. Percentage of graduates (2 years prior) that are employed	80%	80%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	85%	85%
2. Percentage of undergraduate programs with accreditation	61%	90%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	20%	30%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	84%	84%
2. Percentage of accredited graduate programs	76%	90%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	56	60
Output Indicators
1. Number of research outputs completed within the year	42	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32%	35%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	20

DECEMBER 25, 2023	OFFICIAL GAZETTE	147
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	24,623	26,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	32	35
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	93%	95%

M. REGION IX - ZAMBOANGA PENINSULA

M.1. BASILAN STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	77%	77%
2. Percentage of graduates (2 years prior) that are employed	12.60%	90%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65.74%	99%
2. Percentage of undergraduate programs with accreditation	72%	90%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	12

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Output Indicators
1. Number of research outputs completed within the year	18	24
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	18
Output Indicators
1. Number of trainees weighted by the length of training	500	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	8
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	96%

M.2. J. H. CERILLES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	26.92%	31.27%
2. Percentage of graduates (2 years prior) that are employed	55%	91%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94.85%	95%
2. Percentage of undergraduate programs with accreditation	37% (Level 1)	75%

DECEMBER 25, 2023	OFFICIAL GAZETTE	149
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	7
Output Indicators 1. Number of research outputs completed within the year	7	20
2. Percentage of research outputs presented in national, regional, and international fora within the year	85.71% (6/7)	95%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	13
Output Indicators
1. Number of trainees weighted by the length of training	779.50	3,794
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	11
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	92.4% (487/527)	94.72%

M.3. JOSE RIZAL MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2024

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44.29%	51.68%
2. Percentage of graduates (2 years prior) that are employed	36%	32%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	98.22%	64%
2. Percentage of undergraduate programs with accreditation	88.14%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	30	32
Output Indicators
1. Number of research outputs completed within the year	131	134
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	14.98%	16.04%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	63	71
Output Indicators
1. Number of trainees weighted by the length of training	11,444	11,907
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	57	59
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99.34%	100%

M.4. WESTERN MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	151
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44% (1,379/3,108)	49%
2. Percentage of graduates (2 years prior) that are employed	14% (333/2,374)	20%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62% (7,751/12,411)	76%
2. Percentage of undergraduate programs with accreditation	89% (40/45)	91%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	8
Output Indicators
1. Number of research outputs completed within the year	9	12
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	45% (4/9)	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	10
Output Indicators
1. Number of trainees weighted by the length of training	4,434	6,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	17
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99% (2,929/2,932)	99%

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M.5. ZAMBOANGA PENINSULA POLYTECHNIC STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	43.49%	44%
2. Percentage of graduates (2 years prior) that are employed	85%	31%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72.26%	73%
2. Percentage of undergraduate programs with accreditation	94.12%	95%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	5
Output Indicators
1. Number of research outputs completed within the year	5	10
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	45%	38%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	8
Output Indicators
1. Number of trainees weighted by the length of training	110	200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	8

DECEMBER 25, 2023	OFFICIAL GAZETTE	153
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

M.6. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	20.83%	24%
2. Percentage of graduates (2 years prior) that are employed	40.12% (270/563)	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	11%	90%
2. Percentage of undergraduate programs with accreditation	72%	81.25%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	3	6
2. Percentage of research outputs presented in national, regional, and international fora within the year	50%	100%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	5
Output Indicators
1. Number of trainees weighted by the length of training	550	350
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	8
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

N. REGION X - NORTHERN MINDANAO

N.1. BUKIDNON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.01%	59%
2. Percentage of graduates (2 years prior) that are employed	33.08%	39%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	23.66%	24%
2. Percentage of undergraduate programs with accreditation	85%	90.47%

Higher education research improved to promote economic productivity and innovation

DECEMBER 25, 2023	OFFICIAL GAZETTE	155
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	18.60%	19%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	28.57%	42.85%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	5
Output Indicators
1. Number of research outputs completed within the year	13	20
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37	37
Output Indicators
1. Number of trainees weighted by the length of training	3,469	3,587
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	28
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	87%	91%

N.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	48.51%	46.95%
2. Percentage of graduates (2 years prior) that are employed	66.35%	51%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	83.51%	50.97%
2. Percentage of undergraduate programs with accreditation	88.24%	70.58%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	80%	85.71%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	30%	100%
2. Percentage of accredited graduate programs	100%	100%

N.3. CENTRAL MINDANAO UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 25, 2023	OFFICIAL GAZETTE	157
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	64%	60%
2. Percentage of graduates (2 years prior) that are employed	54%	20%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40%	40%
2. Percentage of undergraduate programs with accreditation	93%	94%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	8
Output Indicators
1. Number of research outputs completed within the year	20	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	23%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	85	150
Output Indicators
1. Number of trainees weighted by the length of training	4,099	3,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97%	97%

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N.4. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	83.28% (717/861)	83.04% (573/690)
2. Percentage of graduates (2 years prior) that are employed	22.38% (499/2,230)	70% (1,578/2,254)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	79.38% (9,720/12,245)	100% (9,580/9,580)
2. Percentage of undergraduate programs with accreditation	68.18% (30/44)	79.59% (39/49)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	37.58% (186/495)	72.66% (186/256)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs
2. Percentage of accredited graduate programs	87.5% (35/40)	65.38% (34/52)

DECEMBER 25, 2023	OFFICIAL GAZETTE	159
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	4
Output Indicators
1. Number of research outputs completed within the year	180	180
2. Percentage of research outputs presented in national, regional, and international fora within the year	25.55% (46/180)	97.22% (175/180)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	132	168
Output Indicators
1. Number of trainees weighted by the length of training	9,575	9,575
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	104	145
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	90% (8,618/9,575)

N.5. NORTHERN BUKIDNON STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	70%	100%
2. Percentage of graduates (2 years prior) that are employed	75%	99.10%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70%	100%
2. Percentage of undergraduate programs with accreditation	50%	60%

N.6. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	47%	49%
2. Percentage of graduates (2 years prior) that are employed	57%	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	83%	100%
2. Percentage of undergraduate programs with accreditation	85%	80%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	12
Output Indicators
1. Number of research outputs completed within the year	16	48
2. Percentage of research outputs presented in national, regional, and international fora within the year	20%	20%

DECEMBER 25, 2023	OFFICIAL GAZETTE	161
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	3
Output Indicators
1. Number of trainees weighted by the length of training	150	150
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	7
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	100%

N.7. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60%	60%
2. Percentage of graduates (2 years prior) that are employed	65.69%	68%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	97.03%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty

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engaged in research work applied in any of the following:	80%	85%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	84.21%	88%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	10
Output Indicators
1. Number of research outputs completed within the year	13	22
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	41.07%	60%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	21
Output Indicators
1. Number of trainees weighted by the length of training	7,326	8,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98.50%	98.50%

N.8. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 25, 2023	OFFICIAL GAZETTE	163
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	35%	37%
2. Percentage of graduates (2 years prior) that are employed	70%	78%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	70%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	3
Output Indicators
1. Number of research outputs completed within the year	24	24
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	29%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	6
Output Indicators
1. Number of trainees weighted by the length of training	3,777	3,800
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	1
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	63%	80%

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O. REGION XI - DAVAO

O.1. DAVAO DE ORO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	12.76% (118/925)	45.07% (274/608)
2. Percentage of graduates (2 years prior) that are employed	85.02% (903/1,062)	60.03% (721/1,201)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100% (1,179/1,179)	100% (10,369/10,369)
2. Percentage of undergraduate programs with accreditation	80% (12/15)	100% (15/15)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	4
Output Indicators
1. Number of research outputs completed within the year	3	10
2. Percentage of research outputs presented in national, regional, and international fora within the year	100% (10/10)	60.71% (17/28)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and

DECEMBER 25, 2023	OFFICIAL GAZETTE	165
STATE UNIVERSITIES AND COLLEGES

other stakeholders as a result of extension activities	9	22
Output Indicators
1. Number of trainees weighted by the length of training	50	550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	6
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality or relevance	90% (45/50)	100% (550/550)

O.2. DAVAO DEL NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	68.83%	75.25% (472/625)
2. Percentage of graduates (2 years prior) that are employed	94%	95.13% (1,114/1,171)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.93%	100% (8,500/8,500)
2. Percentage of undergraduate programs with accreditation	83.33% (5/6)	100% (6/6)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	0%	93.75% (30/32)
a. pursuing advanced research degree programs (Ph.D.) or

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b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	74.59%	100% (400/400)
2. Percentage of accredited graduate programs	20%	66.67% (4/6)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	15
Output Indicators
1. Number of research outputs completed within the year	16	31
2. Percentage of research outputs presented in national, regional, and international fora within the year	52.94%	66.67% (42/63)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	28
Output Indicators
1. Number of trainees weighted by the length of training	937	964
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	17
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	38.21%	100% (917/917)

0.3. DAVAO DEL SUR STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	167
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	38.86% (143/368)
2. Percentage of graduates (2 years prior) that are employed	50%	54.96% (360/655)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50%	89.99% (4,477/4,975)
2. Percentage of undergraduate programs with accreditation	50%	50% (6/12)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	10	10
2. Percentage of research outputs presented in national, regional, and international fora within the year	70%	70% (7/10)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	10
Output Indicators
1. Number of trainees weighted by the length of training	1,000	1,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	84.91% (450/530)

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O.4. DAVAO ORIENTAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45% (360/800)	58.03% (654/1,127)
2. Percentage of graduates (2 years prior) that are employed	60% (720/1,200)	66.03% (1,312/1,987)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	35.26% (4,231/12,000)	59.05% (7,663/12,978)
2. Percentage of undergraduate programs with accreditation	100% (25/25)	90% (27/30)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	5
Output Indicators
1. Number of research outputs completed within the year	28	15
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	300% (12/4)	88.89% (8/9)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	15

DECEMBER 25, 2023	OFFICIAL GAZETTE	169
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	5,000	500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	50% (2,500/5,000)	85% (425/500)

O.5. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	53.10% (197/371)	70.31% (90/128)
2. Percentage of graduates (2 years prior) that are employed	45.08% (197/437)	85.89% (347/404)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100% (2,550/2,550)	100% (5,918/5,918)
2. Percentage of undergraduate programs with accreditation	100% (12/12)	75% (9/12)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	11	14

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2. Percentage of research outputs presented in national, regional, and international fora within the year	72.73% (8/11)	50% (7/14)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	28
Output Indicators
1. Number of trainees weighted by the length of training	560	1,352
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	14
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	93.93% (526/560)	100% (1,352/1,352)

O.6. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	75.15% (245/326)	75% (738/984)
2. Percentage of graduates (2 years prior) that are employed	34.97% (498/1,424)	49.97% (736/1,473)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	84.88% (7,550/8,895)	100% (8,315/8,315)
2. Percentage of undergraduate programs with accreditation	96.67% (29/30)	97.56% (40/41)

Higher education research improved to promote economic productivity and innovation

DECEMBER 25, 2023	OFFICIAL GAZETTE	171
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	75% (135/180)	80.21% (154/192)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100% (2,000/2,000)	100% (2,000/2,000)
2. Percentage of accredited graduate programs	85.71% (24/28)	90.32% (28/31)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	10
Output Indicators
1. Number of research outputs completed within the year	41	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	21.74% (35/161)	24.19% (15/62)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	15
Output Indicators
1. Number of trainees weighted by the length of training	4,600	2,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	12	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	96% (4,416/4,600)	96% (1,536/1,600)

P. REGION XII - SOCCSKSARGEN

P.1. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	21.57%	25.50%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94.04%	60%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	33.33%	34%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	15.17%	15%
2. Percentage of accredited graduate programs	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	173
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	3,627	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	6
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	90%

CUSTODIAL CARE PROGRAM
Outcome Indicator
1. Percentage of graduates (CCP residents) employed within the year after graduation	35%	50%
Output Indicators
1. Percentage of poor / disadvantaged students (CCP residents) served for non-academic needs	90%	3%
2. Percentage of students (CCP residents) who graduate within the prescribed period	4.75%	60%

P.2. SOUTH COTABATO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	N/A	0%
2. Percentage of graduates (2 years prior) that are employed	N/A	0%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	N/A	100%
2. Percentage of undergraduate programs with accreditation	N/A	0%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	0
Output Indicators
1. Number of research outputs completed within the year	N/A	3
2. Percentage of research outputs published in national, regional, and international fora within the year	N/A	5%

P.3. SULTAN KUDARAT STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	38%	42%
2. Percentage of graduates (2 years prior) that are employed	40%	57%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	50%	86%

Higher education research improved to promote economic productivity and innovation

DECEMBER 25, 2023	OFFICIAL GAZETTE	175
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	0%	19%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	50%	75%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	8
Output Indicators
1. Number of research outputs completed within the year	10	19
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	0%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	10
Output Indicators
1. Number of trainees weighted by the length of training	1,700	1,760
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	0	9
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	97%

P.4. UNIVERSITY OF SOUTHERN MINDANAO

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	30%	30%
2. Percentage of graduates (2 years prior) that are employed	80%	80%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50%	50%
2. Percentage of undergraduate programs with accreditation	70%	70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	10%	10%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	10%	10%
2. Percentage of accredited graduate programs	50%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	20	20

DECEMBER 25, 2023	OFFICIAL GAZETTE	177
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	5	5
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	2,200	2,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	80%

Q. REGION XIII - CARAGA

Q.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45%	33%
2. Percentage of graduates (2 years prior) that are employed	84.52%	43%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	58%

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2. Percentage of undergraduate programs with accreditation	100%	66.67%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	100%	53%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	53%
2. Percentage of accredited graduate programs	28%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	6
Output Indicators
1. Number of research outputs completed within the year	10	40
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	40%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	9
Output Indicators
1. Number of trainees weighted by the length of training	870	2,505
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	16
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98.84%	70%

DECEMBER 25, 2023	OFFICIAL GAZETTE	179
STATE UNIVERSITIES AND COLLEGES

Q.2. CARAGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	101.10% (of NPR )	55%
2. Percentage of graduates (2 years prior) that are employed	65%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65%	65%
2. Percentage of undergraduate programs with accreditation	20%	20%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	50%	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	70%	70%
2. Percentage of accredited graduate programs	20%	20%

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	9
Output Indicators
1. Number of research outputs completed within the year	55	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	50%	40%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	9
Output Indicators
1. Number of trainees weighted by the length of training	1,500	1,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	70%	70%

Q.3. NORTH EASTERN MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	181
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	95% (of NPR )	53%
2. Percentage of graduates (2 years prior) that are employed	56%	56%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49%	55%
2. Percentage of undergraduate programs with accreditation	70%	70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	60%	63%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	70%	85%
2. Percentage of accredited graduate programs	70%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	25	36
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5%	9%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	18
Output Indicators
1. Number of trainees weighted by the length of training	N/A	N/A
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98%	73%

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Q.4. SURIGAO DEL NORTE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	81.51%	31%
2. Percentage of graduates (2 years prior) that are employed	40%	41%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65%	56%
2. Percentage of undergraduate programs with accreditation	63%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	66%	80%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

DECEMBER 25, 2023	OFFICIAL GAZETTE	183
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	N/A	70%
2. Percentage of accredited graduate programs	60%	60%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	5
Outcome Indicators
1. Number of research outputs completed within the year	22	32
2. Percentage of research outputs presented in national, regional, and international fora within the year	N/A	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	25
Output Indicators
1. Number of trainees weighted by the length of training	1,360	2,050
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	25
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	72%

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.1. ADIONG MEMORIAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	20%	27%
2. Percentage of graduates (2 years prior) that are employed	60%	69%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40%	55%
2. Percentage of undergraduate programs with accreditation	45%	50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	17%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	12%
2. Percentage of accredited graduate programs	5%	5%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	2	4
2. Percentage of research outputs presented in national, regional, and international fora within the year	2%	3%

DECEMBER 25, 2023	OFFICIAL GAZETTE	185
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	17
Output Indicators
1. Number of trainees weighted by the length of training	75	105
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	15
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	55%	68%

R.2. COTABATO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	42%	42%
2. Percentage of graduates (2 years prior) that are employed	45%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	60%	60%
2. Percentage of undergraduate programs with accreditation	94.12%	94.12%

Higher education research improved to promote economic productivity and innovation

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	4
Output Indicators
1. Number of research outputs completed within the year	31	31
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13%	13%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	15
Output Indicators
1. Number of trainees weighted by the length of training	2,900	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	87%	87%

R.3. MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	64.66% (999/1,545)	80.58% (3,216/3,991)

DECEMBER 25, 2023	OFFICIAL GAZETTE	187
STATE UNIVERSITIES AND COLLEGES

2. Percentage of graduates (2 years prior) that are employed	43.47% (1,378/3,170)	62.01% (5,451/8,790)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50.98% (7,729/15,162)	92.27% (44,465/48,188)
2. Percentage of undergraduate programs with accreditation	49.32% (72/146)	45.18% (89/197)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	66.83% (139/208)	39.75% (291/732)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	17.70% (163/921)	73.56% (6,683/9,085)
2. Percentage of accredited graduate programs	11.11% (1/9)	56.75% (42/74)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	293	299
Outcome Indicators
1. Number of research outputs completed within the year	202	258
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13.89% (25/180)	93.51% (144/154)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	41	313
Output Indicators
1. Number of trainees weighted by the length of training	44,619	19,858

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	231	231
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	88.95% (15,280/17,178)	98.03% (18,595/18,968)

R.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	79.34%	79.39% (181/228)
2. Percentage of graduates (2 years prior) that are employed	16.12%	70.92% (356/502)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	92.28%	92.29% (1,581/1,713)
2. Percentage of undergraduate programs with accreditation	14%	71.43% (10/14)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	60.71% (17/28)	60.71% (17/28)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or

DECEMBER 25, 2023	OFFICIAL GAZETTE	189
STATE UNIVERSITIES AND COLLEGES

d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	79.01%	83.95% (136/162)
2. Percentage of accredited graduate programs	20%	25% (2/8)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	21	26
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5% (4/77)	75% (27/36)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	9
Output Indicators
1. Number of trainees weighted by the length of training	1,262	1,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	9
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	95.57% (1,209/1,265)

R.5. SULU STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51%	70%
a. School of Nursing
b. School of Education
2. Percentage of graduates (2 years prior) that are employed	6%	88%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	11%	30%
2. Percentage of undergraduate programs with accreditation	1%	90%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	23	61
Output Indicators
1. Number of research outputs completed within the year	16	31
2. Percentage of research outputs presented in national, regional, and international fora within the year	1%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	10
Output Indicators
1. Number of trainees weighted by the length of training	329	700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83%	90%

R.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 25, 2023	OFFICIAL GAZETTE	191
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	8.09% (19/236)	89%
2. Percentage of graduates (2 years prior) that are employed	113.5% (24/24)	83%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	3%	11%
2. Percentage of undergraduate programs with accreditation	N/A	85%

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IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Required energy supply level attained

2.	Sustainable consumption of energy promoted and achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Required energy supply level attained

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM

Outcome Indicator(s)
1. Percentage of stakeholders rating the energy plans and programs as acceptable	85%	85%
2. Percentage of policy recommendations adopted in the short, medium and long-term national energy plans/programs/targets	75%	75%

Output Indicator(s)
1. Number of energy plans prepared and updated	2	1
2. Number of statistical research and studies prepared/ updated	10	60
3. Percentage of project evaluation and monitoring conducted on time	75%	75%
4. Number of applications for Certification of Energy Project of National Significance processed/evaluated	12	N/A
Percentage of projects issued with Certification of Energy Project of National Significance assisted and monitored	149 issued with CEPNS	50%

CONVENTIONAL ENERGY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage of awareness of the target audience on the promoted message or technical advice	80%	80%
2. Percentage of conventional energy projects with satisfactory safety performance	Based on the number of active Service Contracts	80%
3. Percentage increase in investments in conventional energy development	Php 20B	5%

DECEMBER 25, 2023	OFFICIAL GAZETTE	193
DEPARTMENT OF ENERGY

Output Indicator(s)
1. Number of contracts and/or circulars drafted, prepared and reviewed	5	5
2. Number of information, education, communication, and other promotional activities conducted on conventional energy development	10	21
3. Number of monitoring activities/inspections conducted on conventional energy projects	100	90

RENEWABLE ENERGY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage of renewable energy resources over total energy resource supply	7,653	30%
2. Percentage increase in investments in renewable energy development	193 (2022)	25%
Output Indicator(s)
1. Percentage of issuances and permits on renewable energy development issued on time	85%	85%
2. Number of information, education, communication, and other promotional activities conducted on renewable energy	20	73
3. Number of inspection conducted on renewable energy development projects	200	498

DOWNSTREAM ENERGY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage increase in investment in the downstream oil and gas industry, providing quality fuels and safe technology for environment and consumer protection	Based on previous year’s actual accomplishments	0.80%
2. Percentage increase in the number of participants informed on matters in the downstream oil and gas industry	Based on previous year’s actual accomplishments	0.80%

Output Indicator(s)
1. Number of issued permits/accreditations/ acknowledgements/endorsements and reports submitted	2,000	5,424
2. Number of information, education, communication and other promotional activities conducted on the downstream oil and gas sector	—	10
3. Number of downstream oil and gas field work and operational monitoring activities conducted	—	339
4. Number of plans and policies updated/formulated, monitored and recommended for adoption and implementation	—	10

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ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Issued and adopted plans and policies to attain energy supply security and reliability, energy access and electricity market competitiveness and power sector reforms	14	14
Output Indicator(s)
1. Number of plans/policies prepared, updated and disseminated	33 policies; 3 plans	10 policies; 4 plans
2. Number of information, education, promotional events and public consultations, etc. undertaken on electric power industry	110	46
3. Number of applications for Certificate of Endorsement on investment in the energy sector processed	55	N/A
Number of applications for endorsement to government agencies involved in processing energy projects processed	55	182
4. Number of power plant projects monitored and inspected	—	4

Sustainable consumption of energy promoted and achieved

ENERGY EFFICIENCY AND CONSERVATION PROGRAM

Outcome Indicator(s)
1. Percentage increase in public awareness on energy efficiency and conservation in fuels and electricity	1,500 participants (2020)	10%
2. Percentage increase in the number of establishments that had undergone energy audits	45 establishments	10%
3. Percentage increase in the compliance with the submission of Annual Energy Efficiency and Conservation and Annual Energy Utilization Reports by designated establishments	—	20%

Output Indicator(s)
1. Number of information, education, communication, and other promotional events undertaken on energy efficiency and conservation program	27	30
2. Number of energy audit in government agencies conducted on time	45	100
3. Number of Annual Energy Efficiency and Conservation and Annual Energy Utilization Reports processed/evaluated	300 (2020)	3,000
4. Number of products issued with energy labels	60	100

ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM

Outcome Indicator(s)
1. Number of alternative fuels and energy technologies promoted	2	2

DECEMBER 25, 2023	OFFICIAL GAZETTE	195
DEPARTMENT OF ENERGY

Output Indicator(s)
1. Number of technical assistance/evaluation completed on time	10	10
2. Number of information, education, communication, and other promotional events conducted on alternative fuels and technologies	8	8
3. Number of policies formulated/permits issued related to alternative fuels & technologies issued on time	4	4

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X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Natural Resources Sustainably Managed

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage of illegal logging hotspot areas neutralized	16	By the end of 2028, illegal logging hotspots decreased by 50%
2. Percentage of 8.2M ha of forests protected against forest fires, poaching, pest and diseases, etc.	8.2M ha	75% protected against forest fire, poaching, pest and diseases
Output Indicators
1. Number of hectares of open-access/untenured lands of the public domain placed under appropriate management arrangement/tenure	200,000 ha	26,850 ha
2. Percentage of wildlife permits, certifications and/or clearance applications acted upon within 7 working days from date of receipt	9,137	80% of wildlife permit applications acted upon

NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Area of terrestrial protected areas (including inland wetlands and caves) under the NIPAS effectively managed increased (in ha)	Poor - 5,401.58 ha Fair - 319,994.99 ha Good - 1,258,782.29 ha Excellent - 72,173.80 ha	Poor - 0 ha Fair - 114,089.87 ha Good - 1,257,049.47 ha Excellent - 335,134.89 ha
2. Area of marine protected areas under NIPAS effectively managed increased (in ha)	Poor - 0 ha Fair - 1,439,448.20 ha Good - 916,204.89 ha Excellent - 16,490.63 ha	Poor - 0 ha Fair - 453,386.98 ha Good - 801,074.09 ha Excellent - 1,229,294.93 ha
3. Ownership of public alienable and disposable lands secured (2011-Present)	1,089,950 patents (490,199 residential and 599,751 agricultural) 2011-2020	By the end of 2024, 1,230,942 residential and agricultural patents issued
4. Percentage increase in forest cover	24.09%	By the end of 2024, forest cover increased by 0.30%

DECEMBER 25, 2023	OFFICIAL GAZETTE	197
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Output Indicators
1. Number of terrestrial protected areas/wetlands/caves established/conserved
Inland Wetlands	13	12
Caves	20	15
2. Number of critical habitats established and managed	7	2 established and 7 managed
3. Number of legislated NIPAS MPAS with Water Quality Assessment Monitoring conducted	31	35
4. Number of established Marine Protected Areas Network (within NIPAS MPA or with at least one NIPAS MPA component strengthened)	9	15
5. Number of residential free patents issued	490,199 patents (2011-2020)	14,831
6. Area of denuded and degraded forestlands/PAs decreased (in ha cumulative)	7.6M ha	23,601 ha
7. Number of hectares of planted area maintained and protected	1.86M ha	90,242 ha
8. Percentage of annual survival rate of seedlings planted	85%	85%

Adaptive Capacities of Human Communities and Natural Systems Improved

ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of critical watershed with interventions implemented	131	100% of critical watersheds supporting National Irrigation System with interventions implemented based on IWMP
Output Indicator
1. Number of priority critical watershed supporting National Irrigation System characterized and vulnerability assessed	103	19

B. ENVIRONMENTAL MANAGEMENT BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Clean and Healthy Environment Sustained

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Clean and Healthy Environment Sustained

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage increase of environmentally compliant projects (from the baseline)	85%	2% increase
2. Percentage increase in stakeholders’ environmental awareness and participation	86%	2% increase
3. Assessed potential pollution problems	1	1
Output Indicators
1. Number of projects monitored based on ECC conditions with reports submitted	14,323	14,910
2. Information, Education and Communication materials developed and disseminated	33,019	1,082,118
3. Number of environmental research studies conducted for policy purposes	1	1

ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM
Outcome Indicators
1. Percentage increase of LGUs complying with the Ecological Solid Waste Management Act	40%	5% increase
2. Percentage increase of industries complying with environmental standards	88%	2% increase
3. Percentage of HUCs and major urban centers within ambient air quality guidelines/values (PM 10/2.5)	47%	62%
Output Indicators
1. Percentage of permits, clearances, and certificates issued within the prescribed timeframe	74%	80%
2. Number of sites/facilities or areas that have been inspected with report submitted	44,399	59,967
3. Percentage of cases/complaints acted upon within the prescribed timeframe	96%	96%

C. MINES AND GEOSCIENCES BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

DECEMBER 25, 2023	OFFICIAL GAZETTE	199
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Natural Resources Sustainably Managed

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the revenues of government from mineral resources development	10%	10%
2. Percentage of monitored mining permits/contracts complying with laws, rules and regulations	75%	75%
Output Indicators
1. Mining applications (including other mining rights related applications) approved/ denied/endorsed within the prescribed period	4,688	4,108
2. Number of mining permits/contracts monitored	1,290	1,358

MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of LGUs informed of their geology and mineral potential	12	12
Output Indicators
1. Percentage of total Philippine area surveyed for geology and mineral potential	49.40%	3.40%
2. Number of new mineral reservation areas assessed/ endorsed for declaration	9	14

Adaptive Capacities of Human Communities and Natural Systems Improved

GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of LGUs that included geohazard information in their Disaster Risk Reduction and Mitigation Plan, Comprehensive Land Use Plan, and/or Development Plans	52.28%	79%
Output Indicators
1. Number of cities and municipalities where vulnerabilities and risk assessments were conducted	443	64
2. Number of LGUs (cities/municipalities) provided with information, education, and communication campaigns on geohazards	792 cities/municipalities	98 cities/ municipalities
3. Number of LGUs assessed for groundwater resources and vulnerability	1,271 cities/municipalities	53 cities/municipalities

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacities of Human Communities and Natural Systems Improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Adaptive Capacities of Human Communities and Natural Systems Improved
MAPPING AND RESOURCE INFORMATION PROGRAM
Outcome Indicators
1. Percentage of the Philippines with updated topographic base maps and nautical charts	100% (1st cycle maps); 10% (new cycle maps); 67% (old cycle charts); 1% (new cycle charts); & 19.6% ENC	32.6% (topographic maps); 84% nautical charts; & 28% ENC
2. Number of hits/access to the online database	333,415	300,000
Output Indicators
1. Number of maps and charts produced or updated and published	2,038	1,900
2. Percentage of clients who rated the quality of maps and charts produced as satisfactory or better	99.96%	98.00%

E. NATIONAL WATER RESOURCES BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Natural Resources Sustainably Managed

WATER RESOURCES MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in public awareness of Water Code of the Philippines, Integrated Water Resources Management, Climate Change Adaptation, Core Functions and Services of NWRB	32.80%	20%
Output Indicators
1. Number of policies/plans endorsed or implemented	7	7
2. Number of information, education, and communication campaign conducted	4	3
3. Percentage of policies/plans endorsed or implemented that were consulted with external stakeholders	100%	100%

WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the number of water use/water utilities regulated	7.70%	6%
2. Percentage of violators penalized or with cases filed in court	18.70%	15%
3. Percentage reduction in illegal water use	16.41%	15%
Output Indicators
1. Number of permit applications (CWP/CPC) acted upon	1,360	453

DECEMBER 25, 2023	OFFICIAL GAZETTE	201
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

(approved/denied)
2. Number of water sources facilities monitored/ assessed	6,851	2,467
3. Percentage of water use violations/complaints acted upon within the prescribed timeframe	50%	50%

Adaptive Capacities of Human Communities and Natural Systems Improved

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT
PROGRAM
Outcome Indicators
1. Percentage increase in river basins and critical areas with scientifically robust water information and decision support tools	8% of river basins and critical areas as of 2016	20%
2. Number of LGUs adopting/using the developed plans including the operation of the monitoring stations as basis for their groundwater protection and development program	3	3
Output Indicators
1. Number of water-constrained areas with Groundwater Management Plan developed	2	1
2. Number of water-constrained areas with groundwater monitoring wells established	2	1
3. Number of river basins with comprehensive water resources assessment	1	1

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Natural Resources Sustainably Managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS

Natural Resources Sustainably Managed

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM
Outcome Indicators
1. Average score of all ECAN zones	27.39%	38%
2. Ratio of total seized wildlife to total wild-sourced trade permits issued	0.52	0.48
Output Indicators
1. Number of Environmentally Critical Areas Network (ECAN) maps updated	4	4
2. Percentage of wildlife traffic monitoring units (WTMUs) that are functional	40%	100%
3. Number of endemic species subjected to population studies	2	2

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XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Fiscal sustainability attained

2.	Asset and debt effectively managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2024 TARGETS

Fiscal sustainability attained

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM

Outcome Indicator(s)
1. Improved tax effort	FY 2021 - 14.1 FY 2020 - 14.0 FY 2019 - 15.7	% % %	15.4% (DBCC, Dec. 5, 2022)
2. Improved government system that ensure transparency in all extractive industry transactions	FY 2021 - 100 FY 2020 - 100 FY 2019 - 100	% % %	100%
3. Sustained country’s position at the forefront of international and regional economic finance cooperation	FY 2021 - 18 FY 2020 - 34 FY 2019 - 25		10
Output Indicator(s)
1. Number of plans and policy advisories developed and issued or updated and disseminated	FY 2021 - 6 FY 2020 - 6 FY 2019 - 7		3
2. Recommended policies on information disclosure and to address barriers to the full implementation of EITI	FY 2021 - 4 FY 2020 - 4 FY 2019- 4		8
3. Number of final outcome documents in various fora/ international agreements endorsed to the Secretary	FY 2021 - 30 FY 2020 - 14		5

Asset and debt effectively managed

ASSET AND LIABILITY MANAGEMENT PROGRAM

Outcome Indicator(s)
1. Percentage of dividends collected from GOCC / collection targets	FY 2021 - 396.90 FY 2020 - 844.24 FY 2019 - 328.21	% % %	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	203
DEPARTMENT OF FINANCE

2. Percentage of foreign borrowings and grants negotiated over targets	FY 2021 - 897.05 FY 2020 - 2,287.96 FY 2019 - 645.51	% % %		100%
Output Indicator(s)
1. Amount collected as dividend from GOCCs	FY 2021 - P43.05B FY 2020 - P119.08B FY 2019 - P36.51B			P16.0 B
2. Value of foreign borrowings and grants negotiated	FY 2021 - US$ 17,941.03M FY 2020 - US$ 16,015.72M FY 2019 - US$ 3,818.58M		> or = US$	4,000 M

B. BUREAU OF CUSTOMS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Revenue collection improved

2.	Secured trade facilitation by international standards achieved

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS

Revenue collection improved

CUSTOMS REVENUE ENHANCEMENT PROGRAM

Outcome Indicator(s)
1. Percentage increase in revenue collection	19.7%	4.9%
2. Proper/efficient examination and appraisal of imported goods resulted to additional revenues	3.20%	3.60%
3. Apprehension of smuggling activities	100	352

Output Indicator(s)
1. Amount of duties and taxes collected and percentage to BESF targets	P643.562B	P803.241B
2. Percentage of imported goods cleared within ten (10) days from filing of import declaration	96.00%	96.60%
3. Number of cases filed under the Bureau’s Action Team Against Smugglers (BATAS) Program within fifteen (15) days	38 cases	48 cases

Secured trade facilitation by international standards achieved

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM

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Outcome Indicator(s)
1. Percentage of enforcement actions undertaken resulting to seizures	160%	175%
2. Percentage of cargo clearance process improved	2%	1.5%
3. Apprehension of anti-social goods from illegal drugs, counterfeit goods, product of environment crimes, etc.	220	352

Output Indicator(s)
1. Number of enforcement actions (alerts) undertaken	180	238
2. Percentage of shipment selected and physically examined or x-rayed	2%	2%
3. Number of cases of anti-social goods seized	180	352

C. BUREAU OF INTERNAL REVENUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Improved Internal Revenue Collections

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS

Improved Internal Revenue Collections

REVENUE ADMINISTRATION PROGRAM

Outcome Indicator(s)
1. Percentage increase in the number of registered business taxpayers	3% increase in the number of registered business taxpayers	3% increase in the number of registered business taxpayers

Output Indicator(s)
1. Filing of Run After Tax Evaders (RATE) cases at DOJ	36 cases per year	36 cases per year
2. Audit effort	3% of the total collection goal	3% of the total collection goal
3. Collection performance	Attained+/-2% of assigned goal	Attained+/-2% of assigned goal

D. BUREAU OF LOCAL GOVERNMENT FINANCE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

DECEMBER 25, 2023	OFFICIAL GAZETTE	205
DEPARTMENT OF FINANCE

ORGANIZATIONAL OUTCOME

Fiscal sustainability of LGUs strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Fiscal sustainability of LGUs strengthened

LOCAL FINANCE ADMINISTRATION PROGRAM

LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM

Outcome Indicator(s)
1. Ratio of LGU expenditures over total income	< or = 1	< or = 1
2. Percentage of actual collections of LGU from local taxes and other locally-generated revenue sources versus targets	> or = 80%	> or = 80%
3. Number of LGUs not exceeding 20% of their regular income for debt servicing	> or = 1,662	> or = 1,662

Output Indicator(s)
1. Percentage of requests for policy opinions and consultations provided in a timely manner	> or = 90%	> or = 90%
2. Percentage of LGU assessed on revenue and assessment performance	> or = 60%	> or = 60%
3. Percentage of LGUs evaluated for the issuance of certificate of net debt service ceiling and net borrowing capacity	> or = 95%	> or = 95%

LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM

Outcome Indicator(s)
1. Percentage of training satisfaction for training programs	> or = 90%	> or = 90%

Output Indicator(s)
1. Percentage of treasurers and assessors trained over the total number of treasurers/assessors	> or = 95%	> or = 95%
2. Percentage of LGU capacitated/informed on local finance policies	> or = 95%	> or = 95%
3. Number of trainings conducted for LGUs	> or = 60	> or = 60

E. BUREAU OF THE TREASURY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

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ORGANIZATIONAL OUTCOME

1.	Efficiency in cash management improved

2.	Efficiency in debt management achieved

3.	Efficiency in accounting of NG financial transactions enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2024 TARGETS
Efficiency in cash management improved

FINANCIAL ASSET MANAGEMENT PROGRAM

Outcome Indicator(s)
1. Fund the total government cash requirement to be negotiated daily with LBP	Unit: Percentage (%) of cash requirement Year: 2022 Value: 100%		100%
2. Return on NG cash resources	Unit: Php: BSP-ODF rate USD: Fed Funds rate Year: 2022 Value: PhP2.5685 USD: 1.68	% %	Php: BSP-ODF rate USD: Fed Funds rate

Output Indicator(s)
1. Deviation from Php 5 Billion Average Year to Date (AYTD) in MDS Seed Fund Account with LBP	Unit: Percentage (%) deviation from 5 Billion AYTD Year: 2022 Value: 2.00%		2.00%
2. BSF: Percentage of Free Cash invested in money market instrument	Unit: At least 50% of BSF free cash invested Year: 2021 Value: 50% of BSF free cash invested		At least 50% of BSF free cash invested
3. Number of assets registered in the National Asset Registry	Unit: Asset Count Year: 2022 Value: 500		1,000
4. Number of NGAs with data captured in the National Asset Registry	Unit: Number of NGAs Year: 2022 Value: 3 NGAs		4 NGAs including their attached agencies, offices or bureaus

Efficiency in debt management achieved

DEBT AND RISK MANAGEMENT PROGRAM

Outcome Indicator(s)
1. Government financing requirement met (In Million Pesos)	Year: 2021 Value: 2,010,554		P2,202,750
2. Refinancing risk efficiently managed	Unit: Percentage Year: 2022 Value: 100%		100% efficiency

DECEMBER 25, 2023	OFFICIAL GAZETTE	207
DEPARTMENT OF FINANCE

3. Efficient debt monitoring and servicing	Unit: Percentage Year: 2022 Value: 100%		100% efficiency

Output Indicator(s)
1. Issuance of government securities consistent with auction schedule/calendar	Unit: Date Year: 2022 Value: Release of auction schedule: 100 Conduct of Tbill auctions: 100 Conduct of Tbond auctions: 100	% % %	Q1: Monthly release of auction schedule: Jan: Dec. 27, 2023 Feb: Jan. 25, 2024 Mar: Feb. 28, 2024 To conduct auctions as scheduled: Weekly for Tbills and Weekly for Tbonds.
Q2: Monthly release of auction schedule: Apr: Mar. 27, 2024 May: Apr. 25, 2024 June: May 29, 2024 To conduct auctions as scheduled: Weekly for Tbills and Weekly for Tbonds.
Q3: Monthly release of auction schedule: Jul: June 26, 2024 Aug: Jul. 25, 2024 Sep: Aug. 28, 2024 To conduct auctions as scheduled: Weekly for Tbills and Weekly for Tbonds.
Q4: Monthly release of auction schedule: Oct: Sep. 25, 2024 Nov: Oct. 29, 2024 Dec: Nov. 27, 2024 To conduct auctions as scheduled: Weekly for Tbills and Weekly for Tbonds.
2. Percentage of debt maturing in one year to total outstanding debt	Unit: Percent; Year Year: 2022;2022 Value: 14.24%; 7.49 years		Q1: Debt maturing in one year should be < or must be < or = 20% to total outstanding debt. Average time to maturity should be > or = 7 years
3. Amount and percentage of debt service payment paid on or before due date	Year: 2021 Value: P1,204,069		P1,980,094 M; 100% of debt service due paid on time

Efficiency in accounting of NG financial transactions enhanced

NG ACCOUNTING PROGRAM

Outcome Indicator(s)
1. Efficient release of National Tax Allotment (NTA) and other shares to Local Government Units (LGUs)	Year: 2022 Value: 100%		100% efficiency
2. Reconciled active cash balances	Unit: Number of TOP cash accounts Year: Dec. 2022 Value: 170 TOP active cash accounts		Monthly reconcile 85% or 144 active TOP cash accounts or a total of 1,728 cash accounts for the year

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(TOP cash accounts as of Dec. 2022 = 170 accounts)
3. Timely submission of Journal Entry Vouchers	Unit: Monthly transactions Year: 2022	Electronically submit JEVs to COA within 10 days after the reference month (except December and January)
4. Efficient release of Certification	Unit: Request from NGAs Year: 2022 Value: 100%	100% efficiency

Output Indicator(s)
1. Submission of Journal Entry Vouchers (JEVs) to COA	Unit: Monthly transactions Year: 2022 Value: 100%	Electronically submit 100% of JEVs to COA (online/softcopy)
2. Percentage of Certifications issued to requesting parties	Unit: Number of requests Year: 2022 Value: 80%	Release/issue certifications; 85% of the total number of requests received
3. Percentage of Bank Reconciliation Statement (BRS) submitted to COA on time	Unit: Number of BRS Year: 2022 Value: 144 BRS per month	85% of the total required BRS for active cash accounts submitted to COA within 20 days after receipt of bank statement or closing of the books of accounts
4. Release of National Tax Allotment (NTA) and other shares to Local Government Units (LGUs) consistent with Release Schedule	Unit: Monthly release Year: 2022 Value: 100% of NCA	Release NTA to LGUs on the 10th day of the month; other shares within 5 days from receipt of complete documents from DBM

F. CENTRAL BOARD OF ASSESSMENT APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Fair and equitable real property assessment

ORGANIZATIONAL OUTCOME

Due process for fair and equitable real property tax assessment improved

DECEMBER 25, 2023	OFFICIAL GAZETTE	209
DEPARTMENT OF FINANCE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Due process for fair and equitable real property tax assessment improved

REAL PROPERTY TAX ADJUDICATION PROGRAM

Outcome Indicator(s)
1. Percentage of cases reviewed over the last five (5) years whose decisions are overturned by a higher court	9%	10%
2. Percentage of cases reviewed over the last ten (10) years were sustained/affirmed by higher courts	95%	95%

Output Indicator(s)
1. Percentage of new cases received on appeal from the LBAA and Motions for Reconsideration received by the CBAA that are given due course/acted upon within 30 days after receipt of complete documentation	100%	100%
2. Number of case events/hearings conducted	50	60
3. Percentage of cases submitted for decision that are resolved/decided within 90 days from submission	90%	90%

G. INSURANCE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Insurance, Pre-Need, and HMO Industries’ growth and stability improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Insurance, Pre-Need, and HMO Industries’ growth and stability improved

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM

Outcome Indicator(s)
1. Percentage of supervised entities’ compliance with IC’s regulatory enforcement action	100%	100%
2. Number of Key Performance Indicators improved for insurance, pre-need and HMO industries	4	4

Output Indicator(s)
1. Percentage of supervised / regulated entities examined, verified or monitored	100%	100%
2. Percentage of received application for new and renewal of licenses processed within the prescribed period	80%	85%
3. Percentage of applications for premium rates, insurance products, investments, contract forms, policies, reinsurance treaties, facultative placements processed within the prescribed period	98%	98%

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H. NATIONAL TAX RESEARCH CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound and stable macroeconomic environment

ORGANIZATIONAL OUTCOME

Philippine Tax System Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Philippine Tax System Improved

NATIONAL TAX ADVISORY PROGRAM

Outcome Indicator(s)
1. Number of National Government Agencies (NGAs) monitored and rendered technical assistance in fee revision within the prescribed timeframe	Monitored - 37 NGAs Rendered technical assistance -15	Monitored - 37 NGAs Rendered technical assistance -15
2. Percentage of tax research recommendations considered in tax policy reforms	90%	90%

Output Indicator(s)
1. Number of tax research studies conducted and publications completed	37 tax studies conducted 12 publications completed	37 tax studies conducted 12 publications completed
2. Number of legislative bills evaluated/commented within the prescribed timeframe	40	40
3. Number of tax subsidy requests/applications of GOCCs/SUCs/GIs/Commissaries evaluated and processed within the prescribed timeframe	4 tax subsidy requests of GOCCs/SUCs/ GIs/ Commissaries evaluated and processed	4 tax subsidy requests of GOCCs/SUCs/ GIs/ Commissaries evaluated and processed
4. Number of investment promotion agency (IPA) - endorsed tax incentives applications of registered business enterprises (RBE’s) to the FIRB that were evaluated and processed within the prescribed timeframe	12	12

DECEMBER 25, 2023	OFFICIAL GAZETTE	211
DEPARTMENT OF FINANCE

I. PRIVATIZATION AND MANAGEMENT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Effective management and disposition of transferred assets and other government properties

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Effective management and disposition of transferred assets and other government properties

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM

Outcome Indicator(s)
1. Remittance to the Bureau of the Treasury	P650,912,225	P655,825,198
2. Privatization proceeds collected	P723,235,806	P728,694,664
3. Average value of privatized assets sold over appraised value	0	0

Output Indicator(s)
1. Number of assets/entities currently being managed	131	133

2. Number & value of assets/properties being prepared for disposition for the year (a. include custodianship and pre-selling activities, eg. inventory, appraisal, etc.; b. the privatization plan should be submitted to the Privatization Council and approval should be implemented, such as the conduct of public bidding)

	12 P1,000,908,505	12 P733,375,556
3. Percentage of privatization plan adopted by the Privatization Council	50%	50%

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XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

1.	Foreign relations strengthened to promote national development and international cooperation

2.	Overseas Filipinos protected and engaged, and consular services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Foreign relations strengthened to promote national development and international cooperation

DIPLOMACY PROGRAM
Outcome Indicators
1. National Security: Percentage of activities/reports that led to expressions of support, commitment, or interest arising from DFA engagements	95%	95%
2. Economic Diplomacy: Percentage of activities/reports that led to expressions of support, commitment, or interest arising from DFA engagements	95%	95%
3. Public and Cultural Diplomacy: Percentage of activities that led to expressions of support, commitment, or interest arising from DFA engagements	90%	95%
Output Indicators
1. National Security
Number of activities organized, initiated or attended by the DFA annually	50,527	50,527
Number of reports submitted by the Department in connection with diplomatic activities	16,127	26,718
2. Economic Diplomacy
Number of activities organized, initiated, or attended by the DFA annually	20,602	20,602
Number of reports submitted by the Department in connection with diplomatic activities	11,464	11,464
3. Public and Cultural Diplomacy: Number of activities primarily aimed at enhancing the image of the Philippines in the global community	137,816	181,290

Overseas Filipinos protected and engaged, and consular services improved

CONSULAR / ATN PROGRAM
Outcome Indicators
1. Percentage of passports issued within the prescribed period	95%	95%
2. Higher satisfaction rating by those who avail themselves of other consular documents (old)	N/A	N/A

DECEMBER 25, 2023	OFFICIAL GAZETTE	213
DEPARTMENT OF FOREIGN AFFAIRS

Percentage of other consular documents issued within the prescribed period (new)	80%	80%
3. Percentage of cases involving Overseas Filipinos resolved as a proportion of total requests and cases handled (old)	N/A	N/A
Percentage of cases involving Overseas Filipinos acted upon within the prescribed period (new)	80%	80%
Output Indicators
1. Number of passports issued (old)	N/A	N/A
Percentage of the number of passports issued within the prescribed period (new)	95%	95%
2. Number of other consular documents issued (old)	N/A	N/A
Percentage of consular documents issued/processed within the prescribed period (new)	80%	80%
3. Number of Overseas Filipinos assisted using Assistance to Nationals (ATN) Fund and Legal Assistance Fund (LAF) as well as other interventions aside from ATN Fund and LAF (old)	N/A	N/A
Percentage of Overseas Filipinos assisted during the year (new)	80%	80%

B. FOREIGN SERVICE INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Competency of DFA personnel enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Competency of DFA personnel enhanced

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM
Outcome Indicators
1. Percentage of training programs conducted within the prescribed period	95%	95%
2. Percentage of training programs rated useful by the personnel trained	95%	95%
3. Percentage of policy inputs adopted by the DFA	90%	90%
Output Indicators
1. Number of training programs conducted / implemented	72	74
2. Number of personnel trained	1,634	2,385
3. Number of research / policy papers completed and accepted by the requesting entity	70	72

214	OFFICIAL GAZETTE	VOL. 119, NO. 52
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C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM
Outcome Indicator
1. Percentage of participants who rated the training course as good or better	90%	90%
Output Indicators
1. Number of training programs provided for other countries	7	7
2. Percentage of foreign technical and cooperation program implemented on time and rated useful	90%	90%

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM

Outcome Indicator
1. Percentage of projects/activities and conferences coordinated, implemented and organized rated good or better	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	215
DEPARTMENT OF FOREIGN AFFAIRS

Output Indicator
1. Number of projects/activities and conferences coordinated, implemented and organized	40	45

E. PRESIDENTIAL COMMISSION ON VISITING FORCES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Policies on all Status of Forces Agreements (SOFAs) that serve the national interest ensured and sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Policies on all Status of Forces Agreements (SOFAs) that serve the national interest ensured and sustained

PRESIDENTIAL OVERSIGHT PROGRAM
Outcome Indicator
1. Percentage of agencies complying with presidential directives	100%	100%
Output Indicators
1. Percentage of action documents and instruments submitted to the Executive Secretary for approval	100%	100%
2. Percentage of policy papers/instruments and issuances submitted to the President within the prescribed time frame	100%	100%

216	OFFICIAL GAZETTE	VOL. 119, NO. 52
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XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Nutrition and health for all improved

2.	Accelerated demographic transition

3.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1.	Access to promotive and preventive health care services improved

2.	Access to curative and rehabilitative health care services improved

3.	Access to safe and quality health commodities, devices, and facilities ensured

4.	Access to social health protection assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access to promotive and preventive health care services improved

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM
Outcome Indicators
1. Performance Governance Institutionalization Certification	2	N/A
2. Percent of Universal Health Care Integration Sites that achieved the target number of Key Result Areas (KRAs) in Local Health System Maturity Level (LHS ML)	N/A	N/A
3. Number of Universal Health Care Integration Sites (UHC IS) that achieved the target number of Key Result Areas (KRAs) in Local Health Systems Maturity Level (LHS ML)	N/A	At least 58 UHC IS reached 100% of the Level 2 LHS ML KRA; and at least 70% of the Level 3 LHS ML KRA
Output Indicators
1. Percent of policies issued based on the policy agenda list	100%	100%
2. Number of DOH research projects that have been used/cited as evidence in technical documents (i.e. policies, plans, position papers, programs, DOH articles, official reports, and other policy documents)	N/A	4

HEALTH SYSTEMS STRENGTHENING PROGRAM
Outcome Indicators
1. Human Resource for Health (HRH) to Population Ratio	20 HRH: 10,000 Population	N/A
2. Percentage of decrease in Human Resource for Health (HRH) gap in the identified priority areas based on HRH standards in primary care facilities	N/A	Equal or more than 50%
3. Percent of Health Facilities Enhancement Program projects implemented by DOH completed within the contract timeline	N/A	70%
4. Percent of Health Facilities Enhancement Program projects implemented by DPWH completed within the contract timeline	N/A	70%

DECEMBER 25, 2023	OFFICIAL GAZETTE	217
DEPARTMENT OF HEALTH

Output Indicators
1. Percent of partners provided with technical assistance on local health systems development	101%	100%
2. Percent (& Number) of priority areas supplemented with HRH from DOH Deployment Program	100%	N/A
3. Percent of identified priority areas supplemented with HRH through the National Health Workforce Support System	N/A	100%

PUBLIC HEALTH PROGRAM

Outcome Indicators
1. Percent of public health facilities with no stock-outs	72%	N/A
2. Percent of external clients who rate the technical assistance provided as satisfactory or better	100%	100%
3. Percent of fully immunized children	68.18%	95%
4. Percent demand satisfied with modern family planning method	56.67%	N/A
5. Number of malaria-free provinces	50	N/A
6. Number of filariasis-free provinces	40	N/A
7. Number of rabies-free zones (provinces)	4	N/A
8. Percent of people living with Human Immunodeficiency Virus on Anti-Retroviral Treatment	42.13%	95%
9. Treatment success rate for all forms of Tuberculosis	91%	90%

Output Indicators
1. Percent of Local Government Units (LGUs) and other health partners provided with technical assistance on public health programs	100%	100%
2. Percent of received health commodities from the Central Office distributed to health facilities based on the allocation list	83%	85%
3. Percent of procured cancer commodities distributed to access sites	N/A	N/A
4. Percent of access sites provided with tracer cancer drug	N/A	80%
5. Percent of access sites provided with tracer mental health drug	N/A	80%
6. Percent of Centers for Health Development with no stock-outs of centrally procured major health commodities for Integrated Comprehensive Essential Service Delivery Package as identified by the Programs	84%	90%

EPIDEMIOLOGY AND SURVEILLANCE PROGRAM

Outcome Indicators
1. Percent (& Number) of epidemiological and public health surveillance strategic reports generated and disseminated	101%	N/A
2. Percent of epidemiological and public health surveillance reports generated and disseminated	N/A	90%

3. Percent of Functional Epidemiology and Surveillance Unit (Maturity Level 2) in 17 Regional Epidemiology and Surveillance Units (RESUs), 58 UHC IS, 81 Provinces, 33 Highly Urbanized Cities (HUCs), and 5 Independent Component Cities (ICCs)

	N/A	N/A
4. Percent of functional Regional Epidemiology and Surveillance Units (RESUs)	64.71%	100%
5. Percentage of functional Local Epidemiology and Surveillance Units	N/A	90%

Output Indicators
1. Percent of outbreaks and health events of public health concern requiring investigations are examined by the RESUs and/or the Epidemiology Bureau (EB)	100%	90%

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2. Percent of technical assistance, capacity development, and other support provided by EB and/or RESU	100%		90%

HEALTH EMERGENCY MANAGEMENT PROGRAM

Outcome Indicator
1. Percent of LGUs with institutionalized Disaster Risk Reduction Management in Health (DRRM-H) System	42.34%		40%

Output Indicators
1. Percent of LGUs provided with technical assistance on the institutionalization of DRRM-H System	103%		N/A
2. Percent of health partners provided with technical assistance on the institutionalization of DRRM-H System	N/A		100%

Access to curative and rehabilitative health care services improved

HEALTH FACILITIES OPERATION PROGRAM

Outcome Indicators
1. Hospital infection rate	0.57%		<1%
2. Percent of drug dependents who completed the treatment program	83%		N/A
3. Drug Abuse Treatment Completion Rate	N/A		85%

Output Indicators
1. Number of policies, manuals, and plans developed on health facility development issued and disseminated	47		12
2. Percent of Implementing Rules and Regulations of health facility laws issued	N/A		80%
3. Percent of National External Quality Assurance Scheme provided to Health Facilities by the National Reference Laboratories	100%		90%
4. Number of blood units collected by Blood Service Facilities	203,442		336,398
5. Percent of in-patients, out-patients, and aftercare drug abuse cases managed	110%		100%

Access to safe and quality health commodities, devices, and facilities ensured

HEALTH REGULATORY PROGRAM

Outcome Indicators
1. Percent of health establishments and health products compliant to regulatory policies	70.08%		80%
2. Percent of Public Health Emergencies of International Concern and/or Public Health Risks rapidly responded at Point of Entry	100%		100%

Output Indicators
1. Percent of applications for permits, licenses, or accreditation processed within the Citizen’s Charter Timeline	94% (FDA 94% (DOH-OSEC	) )	85% (FDA 92% (DOH-OSEC 90% (BOQ	) ) )
2. Percent of licensed health facilities and services monitored and evaluated for continuous compliance to regulatory policies	108.88%		98%
3. Percent of establishments and health products monitored and evaluated for continuous compliance to regulatory policies	64.71%		65%

DECEMBER 25, 2023	OFFICIAL GAZETTE	219
DEPARTMENT OF HEALTH

4. Percent of timely and high quality evidence-based recommendations (out of all priority topics submitted to Health Technology Assessment Division and Health Technology Assessment Council)	N/A	N/A
5. Percent of border control and port health surveillance reports generated and disseminated	N/A	100%

Access to social health protection assured

SOCIAL HEALTH PROTECTION PROGRAM

Outcome Indicator
1. Percent of excess net bill incurred by indigent and financially-incapacitated patients covered by Medical Assistance to Indigent and Financially-Incapacitated Patients Program	N/A	100%

Output Indicators
1. Number of patients provided with medical assistance	1,243,403	1,311,983
2. Number of patients provided with medical and financial assistance	N/A	N/A
3. Percent of patients requesting assistance provided with medical and financial assistance	N/A	N/A

B. NATIONAL NUTRITION COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Proportion of households attaining 100% recommended energy intake

2.	Percentage of moderately and severe food insecure households

3.	Prevalence of stunting among children under five years of age

4.	Prevalence of wasting among children under five years of age

5.	Prevalence of overweight among children under five years of age

6.	Prevalence of anemia among women of reproductive age (15-49 years old)

ORGANIZATIONAL OUTCOME

Improved access to quality nutrition and nutrition-sensitive services

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Improved access to quality nutrition and nutrition-sensitive services

NATIONAL NUTRITION MANAGEMENT PROGRAM

Outcome Indicators
1. Percentage of target national government agencies (NGAs) and non-government organizations (NGOs) with nutrition objectives, considerations, or components	90%	N/A
2. Percentage of target multi-sectoral plans approved or implemented	100%	90%

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3. Percentage of targeted Local Government Units (LGUs) implementing quality nutrition programs	90%	N/A
4. Percent of Local Government Units (LGUs) evaluated attaining the minimum score of 85% for Seal of Quality Nutrition Program	33%	20%
5. Percentage of target audience with recall of key nutrition messages	61%	61%
6. Prevalence of stunting among children under five years of age	<28%	N/A
7. Prevalence of wasting among children under five years of age	<5%	N/A

Output Indicators
1. Percentage of targeted national, regional, and local policies and plans formulated and adopted, budgeted, and coordinated	90%	N/A
2. Percentage of target policies in the national policy agenda for nutrition issued	93.17%	90%
3. Percentage of targeted NNC-related data requirements indicated in the Philippine Plan of Action for Nutrition results framework with available data	100%	90%
4. Percentage of targeted nutritional promotional materials produced and disseminated and promotional activities undertaken	90%	N/A
5. Percentage of targeted promotional materials on nutrition developed or disseminated	99.96%	90%
6. Percentage of targeted stakeholders assisted
a. LGUs	95%	N/A
b. NGAs	95%	N/A
c. NGOs	95%	N/A
7. Percentage of targeted stakeholders assisted	100%	90%

C. PHILIPPINE NATIONAL AIDS COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Improved quality of life for PLHIV and decrease in the number of new HIV cases through policy development

ORGANIZATIONAL OUTCOME

Improved access to HIV and AIDS preventive, curative, rehabilitative, and restorative health care services

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Improved access to HIV and AIDS preventive, curative, rehabilitative, and restorative health care services

NATIONAL HIV AND AIDS MANAGEMENT PROGRAM
Outcome Indicators	N/A	N/A
1. Percent of RA 11166 related policies developed and approved by the Council
2. Percentage of policy documents approved by the Council	85%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	221
DEPARTMENT OF HEALTH

3. Client Satisfaction rating of both internal and external stakeholders:
a. PNAC Committees	N/A	N/A
b. NGAs, LGUs, Development partners, CSOs, Individuals	N/A	N/A
4. Client Satisfaction Survey rating from the following:
a. Internal Stakeholders	85%	85%
b. External Stakeholders	85%	85%

Output Indicators
1. Percent of RA 11166 related policies drafted and finalized within the required date of completion	N/A	N/A
2. Number of plans/reports prepared and submitted by the Council within schedule:	N/A	N/A
a. Committee Plans	N/A	N/A
b. Annual Report	N/A	N/A
c. PNAC Plan	N/A	N/A
3. Number of plans and reports approved and submitted:	8	N/A
a. PNAC Secretariat Plan	2	N/A
b. Committee Plan	5	N/A
c. PNAC Annual Report	1	N/A
4. Number of plans and reports drafted by PNAC Committees	9	9

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XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Adequate and affordable housing provided and communities orderly developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Adequate and affordable housing provided and communities orderly developed

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM
Outcome Indicators
1. Percentage increase of slum communities and urban centers redeveloped and/or transformed	1%	2%
2. Percentage of families provided security of tenure in available public housing	11.62%	17.98%
3. Percentage of socialized and low-cost housing produced vis-à-vis housing needs	6.47% 80,670:1,247,142 (socialized) 5.81% 75,000:1,290,631 (4PH socialized) 5.16% 64,293:1,247,142 (low-cost)	5.87% 75,769:1,290,631 (socialized) 5.81% 75,000:1,290,631 (4PH socialized) 6.30% 81,310:1,290,631 (low-cost)
4. Percentage of cities and municipalities with capacity to develop public housing and human settlements	80%	82.5%

Output Indicators
1. Number of strategies developed and adopted to address housing needs	5	6
2. Number of policies and programs developed/updated and disseminated	6	8
3. Number of families provided security of tenure (Presidential Proclamations)	628	858
4. Percentage of request for technical assistance to LGUs acted upon	97%	98%

HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of HOAs and communities organized and empowered	85%	90%
2. Percentage of stakeholders who rated DHSUD’s regulatory services for HOAs as satisfactory or better	90%	92%

DECEMBER 25, 2023	OFFICIAL GAZETTE	223
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Output Indicators
1. Percentage of HOA applications acted upon within the prescribed period	97%	98%
2. Number of policies and programs developed/updated and disseminated	4	4
3. Number of plans, frameworks and strategies developed for HOAs and for community development	3	4
4. Percentage of HOAs regulated and supervised	90%	92%
5. Percentage of requests of HOAs, housing cooperatives and civil society organizations for technical assistance acted upon	86%	91%

ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of LGUs with approved plans for sustainable and resilient human settlements	44%	46%

Output Indicators
1. Number of Comprehensive Land Use Plans (CLUPs), Provincial Physical Framework Plans (PPFPs), and Zoning Ordinances reviewed for compliance to land use and urban planning guidelines	96	100
2. Number of policies and programs developed/updated and disseminated	8	8
3. Number of plans, frameworks, and strategies formulated for human settlements and urban development	5	5

HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated DHSUD’s regulatory process as satisfactory or better	91%	92%
2. Percentage of housing and real estate development projects monitored and ensured compliance	72%	88%

Output Indicators
1. Percentage of license to sell applications acted upon within the prescribed period	93%	94%
2. Number of policies and programs developed/updated and disseminated	3	4
3. Number of plans, frameworks, and strategies formulated for housing and real estate development regulation	3	4

B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Due process in resolving human settlement disputes ensured

ORGANIZATIONAL OUTCOME

Due process in resolving human settlement disputes ensured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS

Due process in resolving human settlement disputes ensured

HUMAN SETTLEMENTS ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage of decisions elevated to Court of Appeals that are affirmative	94%	95%
2. Percentage of stakeholders who rated the adjudication processes as satisfactory or better	71%	70%

Output Indicators
1. Percentage of decisions rendered out of the total number of cases	45%	55%
2. Percentage of decisions rendered on real estate management within ninety (90) calendar days out of the total number of cases deemed submitted for decision	59%	59%
3. Percentage of decisions rendered on HOA disputes within ninety (90) calendar days out of the total number of cases deemed submitted for decision	57%	55%

DECEMBER 25, 2023	OFFICIAL GAZETTE	225
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Economic opportunities in industry and services expanded

3.	Technology adopted, promoted and accelerated

4.	Innovation stimulated

5.	Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology

ICT GOVERNANCE PROGRAM
Outcome Indicators
1. Improved ranking in the Global e-Government Development Index (EGDI)	Philippines ranked 71st out of 193 countries in 2016	To increase minimum of 3 ranks up in the survey
2. Improved ranking in the Global Cybersecurity Index (GCI)	Philippines ranked 37th out of 165 countries in 2017	N/A

Output Indicators
1. Number of national ICT plans developed and/or implemented	3	1
2. Number of policies and standards developed and/or implemented	6 policies and 41 standards; 88 agencies’ ISSPs endorsed	4 ICT policies anchored to the National ICT Development Agenda and 40 standards reviewed 100 agencies’ ISSP approved within 60 days
3. Number of recommendations and position papers in ICT-related legislative bills and executive issuances	10 recommendations/position papers	Minimum of 50 position papers responded within the prescribed timeline

ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM

INNOVATION AND DEVELOPMENT SUB-PROGRAM
Outcome Indicator
1. Increased number of places with broadband access to government services and connectivity	24 municipalities and 24 cities	Additional 50,000 sites with broadband access/connectivity in 82 provinces (80% maintenance of existing sites	)
Output Indicators
1. Number of developed ICT-enabled tools, applications and systems for public use	5 systems/modules developed	13 additional systems/ modules developed
2. Number of active access points (Aps)	4,385 Aps	18,397 APs by 31 March 2024
3. Number of covered locations	2,372 public places 293 SUCs	10,496 public places and 555 SUCs by 31 March 2024
4. Number of interconnected government agencies	170 NGAs/LGUs	Additional 206 NGAs and 149 LGUs connected (80% of existing maintained	)

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5. Number of localities with connectivity	24 Provinces and 24 Municipalities and Cities	Additional 50,000 sites with broadband access/connectivity in 82 provinces (80% maintenance of existing sites)

IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Increased provision of technical assistance to government agencies	301 technical services	15% increase per year

Output Indicators
1. Number of technical services provided	5 ICT Facilities/Services providing technical sevices	Continuous provision of 15 ICT facilities/services
2. Number of government agencies who availed the technical services	600 NGAs/LGUs	3,500 technical assistance requests from NGAs/LGUs addressed within the prescribed timeline
3. Number of operationalized and enhanced infrastructures	Existing infrastructures for enhancement/ rehabilitation: 187 Buildings 185 Towers 40 Access Roads	Operations and maintenance of 1
data center (99.5% uptime for
data center services);
operationalization of 2 new data
centers, 90% of the National Fiber
Backbone (NFB) Phase 2 to 3 and
50% of the NFB Phase 4;
operations and maintainance of
Luzon Bypass Infrastructure and 9
GECS MOVE sets

ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM
Outcome Indicators
1. Increase in number of jobs generated in the Next Wave Cities	298,000	Additional 100,000 jobs generated
2. Increase in number of jobs generated in ICT Sector and IT-BPM industry	1.15 Million jobs generated as of 2016	1.853 Million jobs generated
3. Increase in income generated from ICT Sector and IT-BPM industry	22.9 Billion USD income generated as of 2016	39.33 Billion USD total income generated
4. Increase in number of cities included in the Tholons Top 100 Super Cities	6 cities included in 2017	Additional 3 cities

Output Indicators
1. Number of capability development activities conducted	137	1,200
2. Number of ICT users trained	2,110	70,000
3. Number of ICT-enabled centers established in the communities	850 ICT-enabled centers	35 upgraded existing partner- owned Digital Transformation Centers (DTCs); 4 upgraded DTCs to Level 3; operations and maintenance of 36 DICT-owned DTCs

B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nation’s digital transformation secured, or risk mitigated through effective cybercrime prevention and suppression

ORGANIZATIONAL OUTCOME

Cybercrime prevention, investigation and coordination strengthened

DECEMBER 25, 2023	OFFICIAL GAZETTE	227
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Cybercrime prevention, investigation and coordination strengthened

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the cybercrime plans and policies as satisfactory or better	50% of stakeholders	50% of stakeholders
2. Increased promotional strategy for cybercrime prevention	One (1) interactive website	Updating of two (2) interactive websites/online platforms (public assistance and monitoring)
	120,000 number of audience reached by public awareness	2,800,000 number of audience reached by public awareness
Output Indicators
1. Number of cybercrime cases handled, monitored, and assisted	90	3,000
2. Number of cybercrime plans and policies developed	3	2
3. Percentage of cybercrime cases handled, monitored, and assisted submitted to authorized agency/ies for appropriate action	50%	50%

C. NATIONAL PRIVACY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection achieved

ORGANIZATIONAL OUTCOME

Privacy and data security in information and communication systems supported and enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Privacy and data security in information and communication systems supported and enhanced

REGULATORY AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the privacy plans and policies as satisfactory or better	75%	80%
2. Number of private sectors and government agencies checked for DPA compliance	400	500

Output Indicators
1. Number of Public Information/Education Projects implemented	12	15
2. Percentage of requests for technical assistance responded to within the prescribed time frame	80%	80%
3. Percentage of complaints and investigations resolved	70%	75%
4. Number of international membership or cooperation entered	3	7

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D. NATIONAL TELECOMMUNICATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adopted, promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage increase with access to reliable telecommunication service providers at just and reasonable rates	5,700 Issued New Radio Station License (CMTS)	7,500 Issued New Radio Station License (CMTS)
2. Increased broadband speed at just and reasonable rates	13.0 Mbps	15.0 Mbps
3. Percentage of consumer satisfaction in broadcast and telecommunications services	92%	93%

Output Indicators
1. Percentage of authorization cases acted upon within the prescribed time	100%	100%
2. Percentage of complaints received against frequency channel assignments made acted upon within the prescribed time	100%	100%
3. Percentage of licenses, permits, registrations and certificates issued within the prescribed time	100%	100%
4. Percentage of consumer complaints acted upon within the prescribed time	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	229
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Practice good governance and improve bureaucratic efficiency

ORGANIZATIONAL OUTCOME

Local Governance Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Local Governance Improved

LOCAL GOVERNMENT EMPOWERMENT PROGRAM
Outcome Indicator
1. Percentage of assisted LGUs that are implementing relevant policies, plans, programs/projects and/or systems on various governance areas	1,591 PCMs (excluding BARMM)	60% of 1,591 PCMs (excluding BARMM)

Output Indicator
1. Number of LGUs provided with pertinent capacity-building/TA services on various governance areas	1,591 PCMs (excluding BARMM)	1,591 PCMs (excluding BARMM)

LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM
Outcome Indicators
1. Percentage of LGUs that consistently receive awards/incentives for good local governance	total 2023 SGLG passers	5% of 2023 SGLG passers consistently passed in 2024
2. Percentage of LGUs that passed the criteria for good governance	1,653 PCMs	10% of 1,653 PCMs

Output Indicators
1. Number of LGUs provided with recognition/incentives in accordance to set timelines	All SGLG/SGLGIF passers	All SGLG/SGLGIF passers
2. Number of LGUs assessed on good local governance	1,653 PCMs	1,653 PCMs

B. BUREAU OF FIRE PROTECTION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Protection of communities from destructive fires and other emergencies improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Protection of communities from destructive fires and other emergencies improved

FIRE PREVENTION MANAGEMENT PROGRAM
Outcome Indicators
1. Reduction in the number of fire incidents per 10,000 population	1 in every 10,000 population	1 (10,900 fire incidents)
2. Reduction in the number of fire-related deaths per 200,000 population	1 (545 fire-related deaths)	1 (545 fire-related deaths)
3. Reduction in the number of fire-related injuries per 100,000 population	1 (1,090 fire-related injuries)	1 (1,090 fire-related injuries)

Output Indicators
1. Percentage of registered business establishments inspected against the total number of registered business establishments nationwide	1,986,500	100%
2. Percentage of Fire Safety Inspection Certificate (FSIC) rated buildings and structures that has not been the cause of fire incident (origin of fire) against the total number of FSIC-rated buildings and establishments nationwide	1,896,500	99.85%
3. Percentage of buildings and establishments inspected within the prescribed time frame i.e., 3 1/2 days from the receipt of Inspection Order (IO) of the Fire Safety Inspector (FSI) against the total number of buildings/establishments inspected nationwide	85%	90%

FIRE AND EMERGENCY MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of fire calls/emergency calls responded against the total number of fire calls received	total number of fire/emergency calls received	100%
2. Percentage of fire incidents responded with estimated property damage not exceeding P300,000.00 out of the total number of fire incidents responded nationwide	total fire incidents responded	90%
3. Percentage of fire calls and related emergencies responded within seven (7) minutes (from receipt of fire call until arrival on the fire scene) against the total fire and emergency calls responded	total fire and emergency calls responded	90%

Output Indicators
1. Percentage of resolved cases with cause and origin determined within the prescribed time	90%	90%
2. Percentage of suspected arson cases filed in court against total number of intentional fire incidents investigated	75%	75%
3. Percentage of households in disaster/calamity-affected barangays rendered with assistance	40%	40%

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Safe and Humane Management of all district, city, and municipal jails enhanced

DECEMBER 25, 2023	OFFICIAL GAZETTE	231
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2024 TARGETS
Safe and Humane Management of all district, city, and municipal jails enhanced

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage reduction in the number of escaped incidents	6% (9 escape incidents	)	6% (8 escape incidents	)
2. Percentage reduction in the number of jail disturbances	10% (31 jail disturbances	)	10% (28 jail disturbances	)

Output Indicators
1. Improved safekeeping efficiency	99.98% of actual number of PDLs		99.98% of actual number of PDLs
2. Percentage of inmates released within 24 hours of their release date	100% of actual number of PDLs to be released		100% of actual number of PDLs to be released
3. Percentage of inmates provided with welfare and development services	80% of actual number of PDLs		80% of actual number of PDLs

D. LOCAL GOVERNMENT ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sustainable Development - Oriented Local Government

ORGANIZATIONAL OUTCOME

Local governance capacity of LGU and DILG LG sector personnel improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Local governance capacity of LGU and DILG LG sector personnel improved

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees that achieve the learning outcomes of the training they attended (by profile/position, gender, geographical, outcome sector)	80%	80%
2. Percentage of LGUs provided training which achieve learning outcome	80%	80%

Output Indicators
1. Number of officials/personnel trained (by profile/position, gender, geographical, outcome sector):
a) LGUs	18,512	18,512
b) DILG	2,146	2,150
2. Percentage of training activities commenced according to initial schedule	85%	85%
3. Percentage of training course attendees that rate the training as satisfactory or better:
a) LGUs	94%	94%
b) DILG	96%	96%

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E. NATIONAL COMMISSION ON MUSLIM FILIPINOS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Muslim culture, traditions, and cultural centers preserved, developed and strengthened

Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Muslim culture, traditions, and cultural centers preserved, developed and strengthened

SOCIO-CULTURAL PROGRAM
Outcome Indicators
1. Percentage increase in Muslim communities access to the cultural programs of the Commission	1,136	10% or 1,680
2. Percentage of stakeholders that rated the quality of the socio-cultural programs of the Commission as satisfactory or better	90%	90%

Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Cultural Program and percentage increase	7,378	8,133
2. Number of activities/projects conducted under the Socio-Cultural Program	30	30
3. Percentage of Muslim Filipino beneficiaries who rated the socio-cultural programs as satisfactory or better	90%	90%

Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

SOCIO-ECONOMIC PROGRAM
Outcome Indicators
1. Increased number of workers or employment generated in Halal industries		5% increase in Muslims employed in halal producing companies
2. Percentage increase in Muslim Filipinos assisted with enhanced economic opportunities	47	10% or 61
3. Percentage increase in Muslim communities access to the economic and social services programs of the Commission	20	10% or 25

Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Economic Program and percentage increase	47	250
2. Number of inter-agency and stakeholders activities on Halal conducted	31	35
3. Percentage of Muslim Filipino beneficiaries who rated the socio-ecomic programs as satisfactory or better	90%	90%

DECEMBER 25, 2023	OFFICIAL GAZETTE	233
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

SOCIAL PROTECTION PROGRAM
Outcome Indicators
1. Quality of legal assistance, relief operations and settlement service, peace initiatives and conflict resolution assistance/services, and support to education and advocacy for Muslim Communities rated satisfactory or better	90%	90%
2. Percentage increase of stakeholders with enhanced access to the abovementioned services and programs	30,252	5% (35,021)

Output Indicators
1. Number of peace advocacies/campaigns, legal assistance, relief operations and settlement service, and support to education and advocacy for Muslim	2	30
2. Number of Muslims availing of the abovementioned social services	30,252	50,000
3. Percentage of request from Muslim Filipinos who were given assistance	90%	90%

F. NATIONAL POLICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Police Professionalized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Police Professionalized

POLICE ADMINISTRATION PROGRAM

POLICE SUPERVISION SUB-PROGRAM
Outcome Indicators
1. Percentage of PNP Offices/Units complying with NAPOLCOM issued policies	50%	100%
2. Percentage of stakeholders who rated NAPOLCOM plans and policy advisories as satisfactory or better	70%	100%

Output Indicators
1. Number of plans and policies issued and updated	75	100
2. Percentage of examination applications processed within the prescribed timeframe	100%	100%
3. Number of inspection and audit reports submitted	2 National Inspection and Audit Reports	2 National Inspection and Audit Reports

POLICE DISCIPLINARY SUB-PROGRAM
Outcome Indicator
1. Percentage of police officers within administrative cases	3%	3%

Output Indicators
1. Percentage of complaints investigated	40%	100%
2. Percentage of decision on summary dismissal cases of police officers drafted	15%	100%

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3. Percentage of decisions on PNP administrative cases drafted by the National Appellate Board and Regional Appellate Board from receipt of complete records	60%	100%

POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM
Outcome Indicator
1. Percentage of client satisfaction on the timeliness of payment of benefit claims	90%	100%

Output Indicators
1. Percentage of benefit claims adjudicated within sixty (60) days from receipt of complete documents	30%	100%
2. Percentage of valid claims paid within five (5) working days from receipt of SARO/NCA from DBM	100%	100%

CRIME PREVENTION AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of population that say they feel safe in their communities	50%	100%

Output Indicators
1. Number of crime prevention policies issued and programs developed	1	1
2. Number of criminological researches and studies undertaken	2	2
3. Percentage of stakeholders who rated the crime prevention information as satisfactory or better	50%	100%

G. NATIONAL YOUTH COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Increased contribution of, and benefit for the youth in the attainment of Millennium Development Goals.

2.	Improved enabling conditions for youth participation in governance, society and development.

3.	Improved social protection through enabling policies and programs.

ORGANIZATIONAL OUTCOME

Coordination of government actions for the development of the youth improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Coordination of government actions for the development of the youth improved

YOUTH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in LGUs with Local Youth Development Plan	0%	70% of Province, HUCs and ICCs
2. Percentage of accomplishment of agencies’commitment to the Philippine Youth Development Plan	40%	30%

Output Indicators
1. Number of youth policy advisories and advocacies accomplished	15	10

DECEMBER 25, 2023	OFFICIAL GAZETTE	235
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

2. Number of youth and youth-serving organizations provided with technical assistance	42,036 SK Officials 120 youth-serving organizations	1,716 SK Pederasyon Presidents 1,716 YSOs (LYDOs) 1,716 YSOs (LYDCs)
3. Number of youth organizations mobilized for various advocacies	1,000	145 YSOs

H. PHILIPPINE COMMISSION ON WOMEN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Gender-responsiveness of government policies, plans and programs improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Gender-responsiveness of government policies, plans and programs improved

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM
Outcome Indicator
1. Percentage of NGAs with improved level of gender responsiveness	50% of target NGAs	50% of target (N=36)

Output Indicators
1. Percentage of stakeholders who rated the policy as good or better	70%	70% stakeholders rated the policies as good or better
2. Percentage of requests for technical support responded to within 15 working days	100%	100% all requests were responded within the prescribed period
3. Percentage of GAD Plans and Budget (GPB) and Annual Report (AR) submissions of NGAs reviewed within 30 working days	30%	30% of the submitted GPBs and GAD ARs were reviewed within the prescribed period

I. PHILIPPINE NATIONAL POLICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Community safety improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2024 TARGETS
Community safety improved

CRIME PREVENTION AND SUPPRESSION PROGRAM
Outcome Indicators
1. National Safety Index	69.3% feeling safety		69.3% feeling safety
2. Percentage reduction in National Index Crime Rate (NICR)	N/A		N/A
3. Percentage reduction in Average Monthly Index Crime Rate (AMICR)	5	% reduction	5	% reduction

Output Indicators
1. Number of foot and mobile patrol operations conducted	5	% increase	5	% increase
2. Percentage change in National Index Crime Rate (NICR)	N/A		N/A
3. Percentage of crime incidents responded within 15 minutes (in urban areas)	N/A		N/A
4. Percentage of calls responded within 15 minutes (in urban areas)	99% of total calls for police assistance responded		99% of total calls for police assistance responded

CRIME INVESTIGATION PROGRAM
Outcome Indicator
1. Crime Solution Efficiency	69.97% (65.39% +7% increase)		72.07% (69.97% +3% increase)

Output Indicators
1. Number of crime investigation undertaken	N/A		N/A
2. Percentage of most wanted persons/high value targets arrested	N/A		N/A
3. Percentage of arrested persons within 30 days upon the receipt of the warrant of arrest	N/A		N/A
4. Crime Clearance Efficiency	75%		77.25% (75% +3% increase)
5. Percentage of Arrested Wanted Persons	10	% arrest	10	% arrest

POLICE EDUCATION PROGRAM
Outcome Indicators
1. Professional and highly trained junior Police Commissioned Officers (PCOs) and Police Non-Commissioned Officers (PNCOs) of the Philippine National Police	N/A		N/A
2. Stakeholders’ Satisfaction Index	PNPA - Very Satisfied; NPTI - 80%		PNPA - Very Satisfied; NPTI - 80%
3. Percentage of professional and highly trained PCOs and PNCOs of the PNP	NPTI - 15% of DBM approved authorized qouta for the year; PNPA - 96.43%		NPTI - 15% DBM approved authorized qouta for the year; PNPA - 100%

Output Indicators
1. Number of assessment and training needs conducted	PNPA - 1 per year; NPTI - 1 per semester		PNPA - 1; NPTI - 2
2. Percentage of total uniformed personnel completing training programs of the PNP for a School Year
a) Baccalaureate	N/A		N/A
b) Mandatory Courses for PNCOs	N/A		N/A
3. Number of PNP Personnel Trained
a) Baccalaureate	N/A		N/A
b) Mandatory Courses for PNCOs	N/A		N/A
4. Percentage of Cadets who completed the Academic Year	80% of DBM approved authorized qouta for the year		80% of DBM approved authorized qouta for the year
5. Percentage of Mandatory Trainings conducted	96.43%		98%

DECEMBER 25, 2023	OFFICIAL GAZETTE	237
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

J. PHILIPPINE PUBLIC SAFETY COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Professionalized Public Safety Officers

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Professionalized Public Safety Officers

PUBLIC SAFETY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of total uniformed personnel completing the training programs of the PPSC for:
a) Baccalaureate (BSFE and BSPCA)	80% of 200	80% of 200
b) Masteral Degree Program (PMSA and MCDRM)	80% of 175	80% of 175
c) Doctor in Public Safety and Security Governance (SPSSG)	80% of 35	80% of 35
d) Mandatory Courses	80% of 9,600	80% of 9,600

Output Indicators
1. Number of Public Safety Personnel trained:
a) Baccalaureate	80% of 200	80% of 200
b) Masteral Degree Program	175	175
c) Doctor in Public Safety and Security Governance	35	35
d) Mandatory Courses	9,600	9,600
2. Percentage of training completed within specified time	100%	100%
3. Percentage of students/trainees who rate training courses as satisfactory or better	91%	94%
4. Number of researches completed	140	200

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XVII. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Justice effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Justice effectively and efficiently administered

LAW ENFORCEMENT PROGRAM

PROSECUTION SUB-PROGRAM

Outcome Indicator
1. Percentage of successful prosecution (convictions vis-a-vis acquittal)	89.94%	90%

Output Indicators
1. Percentage of criminal complaints resolved during the period	92.95%	92.29%
2. Percentage of cases pending within 120 days	76.80%	76.80%

WITNESS PROTECTION SUB-PROGRAM

Outcome Indicator
1. Percentage of successful prosecution in cases with witnesses covered by the program	99.44%	84.80%

Output Indicators
1. Percentage of applications for witness coverage acted upon during the period	100%	100%
2. Percentage of witnesses with no untoward incident/s	100%	100%

SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM

Outcome Indicator
1. Percentage of successful prosecutions	86.05%	86.05%

Output Indicators
1. Number of law enforcers and service providers trained	8,968	8,968
2. Percentage of investigations completed	93.90%	93.90%

DECEMBER 25, 2023	OFFICIAL GAZETTE	239
DEPARTMENT OF JUSTICE

CORRECTIONS PROGRAM

Outcome Indicator
1. Percentage of parolees and pardonees not recommitted into prison due to reoffending or other infractions	98.65%	98.65%

Output Indicators
1. Percentage of inmate records, applications, petitions and other communications relative to parole and executive clemency acted upon during the period	99.82%	98%
2. Percentage of parole/executive clemency resolutions issued within the prescribed period/s days after Board decision	100%	100%
3. Percentage of victim compensation claims acted upon during the period	100%	96%

LEGAL SERVICES PROGRAM

Outcome Indicator
1. Percentage of requests for legal services acted upon within the prescribed period/s	96.32%	94%

Output Indicator
1. Percentage of requests for legal services acted upon during the period	98.07%	94%

B. BUREAU OF CORRECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

National prisoners effectively and efficiently kept safe and rehabilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
National prisoners effectively and efficiently kept safe and rehabilitated

PRISONERS REHABILITATION PROGRAM

Outcome Indicator
1. Rate of full compliance to prison rules committed by inmate participating in rehabilitation programs	99.57%	99.57%

Output Indicators
1. Inmate participation rate in rehabilitation programs	97%	97%

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2. Number of qualified inmate carpetas forwarded to BPP	3,500	3,500

PRISONERS CUSTODY AND SAFEKEEPING PROGRAM

Outcome Indicators
1. Percentage of all inmates effectively secured in custody	100%	100%
2. Congestion rate in national prisons	303%	303%

Output Indicators
1. Average daily number of inmates maintained and safekept	52,632	52,632
2. Prison violence incidents as a percentage of average daily inmate population	0.02%	0.02%

C. BUREAU OF IMMIGRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Immigration enforcement and border control effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Immigration enforcement and border control effectively and efficiently administered

BORDER CONTROL AND MANAGEMENT PROGRAM

Outcome Indicator
1. Percentage of alien arrivals and departure cleared	99.99%	99.99%

Output Indicators
1. Percentage of entry and exits processed upon primary inspection within 45 seconds	99%	99%
2. Percentage of transactions processed not requiring Board action (from filing to implementation) within 6 days	95.51%	95.51%
3. Percentage of intelligence cases disposed (from referral to arrest/dismissal/ referral) within 60 days	95.91%	95.91%

DECEMBER 25, 2023	OFFICIAL GAZETTE	241
DEPARTMENT OF JUSTICE

D. LAND REGISTRATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Land registration services effectively delivered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Land registration services effectively delivered

LAND TITLING AND REGISTRATION PROGRAM

Outcome Indicators
1. Percentage of titles issued and deeds annotated without errors	99.85%	99.85%
2. Percentage of clients satisfied with agency services	76.69%	76.69%

Output Indicators
1. Percentage of titles issued 20 days after submission of complete documents	93.62%	93.62%
2. Percentage of deeds annotated 20 days after submission of complete documents	95.64%	95.64%

E. NATIONAL BUREAU OF INVESTIGATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient and effective investigation ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Efficient and effective investigation ensured

CRIME DETECTION AND INVESTIGATION PROGRAM

Outcome Indicators
1. Percentage of cases recommended for prosecution that were upheld (filed in court) by the National Prosecution Service and Ombudsman (within the year)	57%	57%
2. Percentage of clients that rate the service as satisfactory or better	97%	97%

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Output Indicators
1. Number of investigations conducted and acted upon	47,156	57,000
2. Percentage of cases investigated with final recommendation within the specified time	80%	87%
3. Number of applications for NBI clearance processed	6,629,402	7,610,000
4. Percentage of clearance applications processed within the prescribed time of ten (10) minutes	98%	98%

F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Use of Alternative Dispute Resolution (ADR) effectively promoted and developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Use of Alternative Dispute Resolution (ADR) effectively promoted and developed

ADR ADVOCACY AND DEVELOPMENT PROGRAM

Outcome Indicator
1. Percentage of clients/participants with at least very satisfactory overall rating for the agency’s ADR services and activities	92.50%	92.50%

Output Indicators
1. Number of ADR practitioners and implementers trained	1,393	1,400
2. Percentage of applications for accreditation and approval of ADR training program acted upon within the precribed period	100%	100%

G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient legal services for Government Corporations ensured

DECEMBER 25, 2023	OFFICIAL GAZETTE	243
DEPARTMENT OF JUSTICE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Efficient legal services for Government Corporations ensured
LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM

Outcome Indicators
1. Percentage of clients who rated the legal representation and other legal services of OGCC as satisfactory	100%	100%
2. Percentage of cases handled during the year and won	76%	76%

Output Indicators
1. Percentage of pleadings filed within the prescribed period by the court	100%	100%
2. Percentage of cases acted upon within the period prescribed by the courts	100%	100%
3. Percentage of contracts reviewed within the prescribed period	82.05%	82.05%
4. Percentage of legal opinions rendered within the prescribed period	80%	80%
5. Percentage of all contract reviews and legal opinions rendered within the prescribed period	80.65%	80.65%

H. OFFICE OF THE SOLICITOR GENERAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient legal services for government and the public ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Efficient legal service for government and the public ensured

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM

Outcome Indicator
1. Percentage of client agencies who rated the OSG pleadings and services as Very Satisfactory or higher	100%	100%

Output Indicators
1. Percentage of cases acted upon within thirty (30) days	99%	99%
2. Percentage of cases acted upon for the year	97%	98%
3. Percentage of SCN petitions acted upon within the period allowed by law	100%	100%

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I. PAROLE AND PROBATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Community-based rehabilitation and re-integration of offenders upgraded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Community-based rehabilitation and re-integration of offenders upgraded

PAROLE AND PROBATION PROGRAM

Outcome Indicators
1. Percent of probation investigation recommendations sustained by the courts	99.27%	99.27%
2. Percent of supervision recommendations sustained by the courts	99.89%	99.89%
3. Percent of clients’ compliance to the terms of their probation and/or parole conditions	99.14%	99.14%

Output Indicators
1. Percent of clients participating in the rehabilitation programs	97.30%	97.30%
2. Percent of investigation reports submitted to Courts / Board of Pardons and Parole within the prescribed period	72.98%	72.98%
3. Number of rehabilitation and intervention services rendered to clients and % increase over previous year	2,860,592 and 1%	2,860,592 and 1%
4. Percent of VPA mobilized to assist in the rehabilitation program of client	98.78%	98.78%

J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Ill-gotten wealth effectively and efficiently recovered

DECEMBER 25, 2023	OFFICIAL GAZETTE	245
DEPARTMENT OF JUSTICE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Ill-gotten wealth effectively and efficiently recovered

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM
Outcome Indicator
1. Percentage of remittance over recovered assets	100%	100%

Output Indicators
1. Amount of remittance to the Bureau of Treasury; income generated from surrendered/sequestered assets including rental and interest income from recovered assets under escrow with the BTr	P 800,000,000	P 839,883,000
2. Percentage of cases requested by the Office of the Solicitor General (OSG) that are investigated within the prescribed timeframe	90%	90%

K. PUBLIC ATTORNEY’S OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Accessible, efficient and effective legal service to indigents and other qualified persons assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Accessible, efficient and effective legal service to indigents and other qualified persons assured

PUBLIC LEGAL ASSISTANCE PROGRAM

Outcome Indicators
1. Number of available lawyers’ time spent for each service	24 hrs.	24 hrs.
2. Percentage of cases, including the appealed cases, that were favorably disposed	83.05%	83.05%
3. Public attorney to court ratio	1:1	1:1

Output Indicators
1. Percentage of hearings for which no postponement is sought by the PAO legal representative	100%	100%
2. Alternative Dispute Resolution (ADR) success rate	91.35%	91.35%
3. Percentage of request for non-judicial assistance acted upon within two (2) hours	100%	100%

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XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1.	Employability of workers and competitiveness of MSMEs enhanced

2.	Protection of workers’ rights and maintenance of industrial peace ensured

3.	Social protection for vulnerable workers strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Employability of workers and competitiveness of MSMEs enhanced

EMPLOYMENT FACILITATION PROGRAM
Outcome Indicators
1. Percentage of Special Program for the Employment of Students (SPES) beneficiaries graduated from Tech Voc or College Courses	18,920 beneficiaries	1% increase in graduates of SHS, College and Tech-Voc
2. Placement rate of qualified jobseekers	81%	82%
3. Placement rate of youth assisted under JobStart Philippines	73%	60%
Output Indicators
1. Number of youth-beneficiaries assisted	170,875	105,659
2. Number of qualified jobseekers referred for placement	2,330,936	1,717,200
3. Number of individuals reached through Labor Market Information (LMI)	4,184,649	4,500,000

Protection of workers’ rights and maintenance of industrial peace ensured

EMPLOYMENT PRESERVATION AND REGULATION PROGRAM
Outcome Indicators
1. Compliance rate of establishments inspected (LLCS)	79%	90%
2. Settlement rate (SEnA)	77%	70%
3. Enforcement rates of decisions/orders on:
a. certification election and	80%	90%
b. labor standards cases (writs of execution issued and served)	91%	100%
Output Indicators
1. Number of establishments assessed (LLCS)	59,380	170,000
2. Number of beneficiaries/workers served	662,095	611,100
3. Disposition rate of cases handled, including requests for assistance	92%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	247
DEPARTMENT OF LABOR AND DEVELOPMENT

Social protection for vulnerable workers strengthened

WORKERS PROTECTION AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of livelihood projects still operational after two (2) years of grant	84% (group 87% (individual	) )	40%
2. Percentage of OFW labor cases resolved	—		—
Output Indicators
1. Number of beneficiaries provided with livelihood assistance	85,471		63,959
2. Number of beneficiaries served	1,473,771		1,464,043
3. Percentage of individuals provided services within the prescribed process cycle time (PCT)	100%		100%

B. INSTITUTE FOR LABOR STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability of workers increased

2.	Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Utilization of labor and employment researches for policy development and program implementation increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Utilization of labor and employment researches for policy development and program implementation increased

LABOR AND EMPLOYMENT RESEARCH PROGRAM
Outcome Indicators
1. Percentage of users satisfied with research papers	70%	80%
2. Percentage of research papers considered as actual or potential input to policy/program development	70%	70%
Output Indicators
1. Number of research papers completed	8	8
2. Number of research papers disseminated or published	8	8
3. Percentage of requests for technical papers or reports met not later than date of deadline set by the requesting person or agency	80%	85%

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C. NATIONAL CONCILIATION AND MEDIATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

1.	Labor-management relations improved

2.	Labor disputes effectively settled/resolved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Labor-management relations improved

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM
Outcome Indicators

1. Percentage of incidence of Preventive Mediation (PM) and Notices of Strike/Lockout (NS/L) cases involving companies with Labor Management Cooperation/Councils/Committees (LMCs) and/or Grievance Machineries (GMs)

a. Percentage of Incidence of PM and NS/L cases involving companies with LMCs	3.05%	not more than 10%
b. Percentage of Incidence of PM and NS/L cases involving companies with GMs	3.77%	not more than 10%
Output Indicators
1. LMCs facilitated	310	442
2. LMCs Enhanced	2,172	2,295
3. GMs Institutionalized/Operationalized	311	442
4. GMs Enhanced	2,127	2,295

Labor disputes effectively settled/resolved

LABOR CASE MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of Notices of Strike/Lockout handled which resulted to strike incidence	2.47%	not more than 6% of NS/L
Output Indicators
1. Disposition rates of:
a. Actual Strike/Lockout (AS/L)	100%	100%
b. Voluntary Arbitration	73.57%	60%
2. Settlement rates of:
a. Requests for Assistance (RFAs)	64.65	70%
b. Preventive Mediation (PM)	90.51%	85%
c. Notice of Strike/Lockout (NS/L)	75.31%	70%
3. Percentage of cases/RFAs settled within process cycle time (NS/L, PM, and SEnA)	66.12%	60%

D. NATIONAL LABOR RELATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Due process in resolving labor disputes ensured

DECEMBER 25, 2023	OFFICIAL GAZETTE	249
DEPARTMENT OF LABOR AND DEVELOPMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Due process in resolving labor disputes ensured

LABOR ARBITRATION PROGRAM
Outcome Indicator
1.Percentage of cases resolved through conciliation-mediation	58%	54%
Output Indicators
1.Percentage of original/appealed cases processed within nine (9) months or 270 days/six (6) months or 180 days	92%	84%
2. Percentage of decisions affirmed by a higher court	98%	96%
3. Percentage of cases resolved within three (3) months from filing of case	65%	44%

E. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

A secure workforce

ORGANIZATIONAL OUTCOME

1.	Capacity of MSMEs to implement productivity improvement program enhanced

2.	Fair and reasonable minimum wages in accordance with law ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Capacity of MSMEs to implement productivity improvement program enhanced

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM
Outcome Indicators
1. Percentage of trained MSMEs with productivity improvement program/action plan	40%	50%
2. Percentage of MSMEs assisted on productivity pay advisory with productivity incentive schemes	12%	14%
Output Indicators
1. Number of MSMEs trained/oriented	9,000	16,000
2. Percentage of clients who rated training/technical services as satisfactory or better	100%	98%
3. Number of MSMEs provided with technical assistance on designing productivity based incentive schemes	800	1,280

Fair and reasonable minimum wages in accordance with law ensured

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WAGE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of wage rates above the poverty threshold	0 100%	60% (2021 PT 100% (2018 PT	) )
2. Percent of appealed cases on wage orders/ exemption cases resolved within the reglementary period/process cycle time of 60 days	100%	98%
Output Indicators
1. Number of clients reached thru advocacy services	270,000	350,000
2. Number of wage orders issued, as necessary	as necessary	as necessary
3. Percentage of wage cases resolved within forty-five (45) days upon receipt of application	98%	98%

F. PROFESSIONAL REGULATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Highly ethical, globally competitive, and recognized Filipino professionals ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Highly ethical, globally competitive, and recognized Filipino professionals ensured

PROFESSIONAL LICENSURE PROGRAM
Outcome Indicator
1. Percentage of graduates in all certificate courses given professional certification	56%	56%
Output Indicators
1. Percentage of applications for licensure examinations acted upon within two (2) days from filing	100%	100%
2. Percentage of test items prepared/formulated/peer reviewed by the Professional Regulatory Boards	98%	100%
3. Percentage of statistical data for monitoring of school performance generated within one day after the release of examination results	100%	100%

PROFESSIONAL REGULATION PROGRAM
Outcome Indicators
1. Percentage increase in number of professionals registered under various mutual recognition arrangements within ASEAN and other countries including international trade agreements where the Philippines is a signatory	5%	6%
2. Percentage of cases resolved within three (3) months	4%	5%

DECEMBER 25, 2023	OFFICIAL GAZETTE	251
DEPARTMENT OF LABOR AND DEVELOPMENT

Output Indicators
1. Percentage of request for professional identification cards (PICs) and registration certificates acted upon within the prescribed timeframe	100%	100%
2. Percentage of complaints with investigations conducted	100%	100%
3. Number of institutions and establishments where professionals are employed that are inspected and monitored	1,062	1,090

PROFESSIONAL DATABASE MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage reduction of process cycle time of frontline services upon conversion to online services	95%	96%
Output Indicator
1. Percentage increase in the number of applicants and professionals provided with online services	28.22%	33.75%

G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and Overseas Filipinos increased

3.	Income-earning ability increased

4.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Employability increased and/or enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Employability increased and/or enhanced

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM

Outcome Indicator
1. Percentage of stakeholders who rate policies/plans as good or better	99%	94%

Output Indicator
1. Number of National, Regional/Provincial TESD plans formulated/updated	1 National Progress Report	1 National Technical Education and Skills Development Plan (TESDP) 16 Regional TESDP
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM

Outcome Indicators

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1. Percentage compliance of Technical-Vocational Education and Training (TVET) programs to TESDA, industry, and industry standards and requirements	95%	85%
2. Percentage of TVET graduates that undergo assessment for certification	80%	60%
3. Percentage of TVET programs with tie-ups to industry	47%	60%

Output Indicators
1. Percentage of registered accredited TVET programs audited	99.40%	100%
2. Percentage of skilled workers issued with certification within 7 days of their application	83%	90%
3. Number of consultations, orientations and workshops for development of competency standards/training regulations	201	200

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM

Outcome Indicator
1. Percentage of graduates from technical education and skills development scholarship programs that are employed	69.70%	71.33%

Output Indicators
1. Number of graduates from technical education and skills development scholarship programs	404,914	238,738
2. Number of training institutions/establishments/ assessment centers provided with technical assistance	8,229 (6,495 TVIs & 1,734 ACs )	5,842 (4,211 TVIs & 1,631 ACs )
3. Number of TESDA Technology Institutions (TTIs) graduates	261,094	189,886

DECEMBER 25, 2023	OFFICIAL GAZETTE	253
DEPARTMENT OF MIGRANT WORKERS

XIX. DEPARTMENT OF MIGRANT WORKERS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Improvement of quality of life of OFWs and their families

ORGANIZATIONAL OUTCOME

Empowerment and Protection of Overseas Filipino Workers ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Empowerment and Protection of Overseas Filipino Workers ensured

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of clients who rate the services as good or better	94%	94%
2. Percentage of registered jobseekers placed for overseas employment	100%	100%
3. Percentage of LGUs that were able to implement reintegration program	100%	100%

Output Indicators
1. Percentage of Overseas Employment Certificates issued within the prescribed period	100%	100%
2. Percentage of target Migrant Workers Resource Center (MWRC) established and operationalized	100%	100%
3. Number of beneficiaries assisted and served	1,017,960	1,017,960

OVERSEAS EMPLOYMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage of licensed recruitment and manning agencies compliant with recruitment rules and regulations	100%	100%
2. Percentage decrease in the number of illegal recruitment complainants	5%	5%
3. Percentage of targeted Anti-Illegal Recruitment and Trafficking-in-Person (AIRTIP) partnership agreements with stakeholders evaluated and approved	100%	100%
Output Indicators
1. Percentage of applications for licenses, Special Recruitment Authority and Letter of Acknowledgment acted upon within the prescribed period	100%	100%
2. Disposition rate of new adjudication cases filed (January to June of current year) decided by year-end (December of the same year)	50%	50%
3. Percentage of licensed recruitment and manning agencies inspected and assessed	100%	100%

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LABOR MIGRATION POLICY AND INTERNATIONAL COOPERATION PROGRAM
Outcome Indicator
1. Percentage of obligations and commitments to migration-related international organizations and treaties complied and implemented	100%	100%
Output Indicators
1. Percentage increase in the number of negotiated international agreements and treaties on labor migration	20%	20%
2. Number of country and occupation specific employment contracts formulated and implemented	20	20

MARITIME RESEARCH AND SKILLS COMPETENCY PROGRAM
Outcome Indicators
1. Percentage of seafarer-trainees employed a year after completion of training	82%	82%
2. Percentage of seafarer-trainees whose jobs after completion of training are related to skills acquired	100%	54%
3. Percentage of research papers used as input to policy formulation and program development	100%	100%
Output Indicators
1. Number of trainees/participants who completed the course	10,000	10,000
2. Percentage of trainees issued with certification within 72 hours from successful completion of all course requirements	100%	100%
3. Number of researches completed	2	2

DECEMBER 25, 2023	OFFICIAL GAZETTE	255
DEPARTMENT OF MIGRANT WORKERS

B. OVERSEAS WORKERS WELFARE ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ensure a timely and adequate social protection programs and services for OFWs and their families.

ORGANIZATIONAL OUTCOME

Social Protection for OFWs Enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Social Protection for OFWs Enhanced

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM
Outcome Indicators
1. Percentage of scholars employed within six (6) months after graduation	50%	50%
2. Percentage of trainees deployed two (2) weeks after the training	50%	50%
3. Number of business enterprise established	38,667	30,089
4. Percentage of workers who rated the repatriation service as satisfactory or better	50%	50%
5. Percentage of beneficiaries who rated insurance benefit program as satisfactory or better	70%	70%
Output Indicators
1. Number of graduates	20,000	20,000
2. Percentage of trainees who rated the pre-departure seminar as satisfactory or better	50%	50%
3. Number of livelihood grantees	38,667	30,089
4. Percentage of workers repatriated within the prescribed time frame	100%	100%
5. Percentage of claims released within the prescribed time frame	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2024

XX. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and security policy and strategy direction provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Defense and security policy and strategy direction provided

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of targets accomplished based on DND-Proper policies as monitored in the DND-wide Program Performance and Budget Execution Review (PPBER) Report	100%	100%
2. Percentage of policies and strategies accepted by the President and the Cabinet	80%	80%

Output Indicators
1. Number of Defense System of Management (DSOM) Key Document Products developed	103	103
2. Number of International Defense and Security Engagements (IDSE) Key Document Products developed	99	99
3. One (1) DND-wide PPBER Report developed	1	1

B. GOVERNMENT ARSENAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

DECEMBER 25, 2023	OFFICIAL GAZETTE	257
DEPARTMENT OF NATIONAL DEFENSE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM
Outcome Indicator
1. Percentage of supportability to AFP Small Arms Ammunition (SAA) requirements for two (2) basic loads (combat requirements)	100%	100%

Output Indicators
1. Number of Small Arms Ammunitions (SAA) manufactured	40.00 Million Rounds	60.00 Million Rounds
2. Percentage acceptance based on standards	98%	98%

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and Security Leaders’ Capacity Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Defense and Security Leaders’ Capacity Improved

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM
Outcome Indicator
1. Percentage of research papers accepted by requesting agencies	100%	100%

Output Indicators
1. Number of research papers produced	21	24
2. Number of publications produced	10	10

NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of Senior Leaders from DND and AFP who completed MNSA program	33%	33%
2. Teacher to student ratio	1:10	1:10

Output Indicators
1. Number of graduates	65	65
2. Number of enrollees	65	65

D. OFFICE OF CIVIL DEFENSE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

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GENERAL APPROPRIATIONS ACT, FY 2024

ORGANIZATIONAL OUTCOME

Resiliency of communities to disasters improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Resiliency of communities to disasters improved

CIVIL PROTECTION PROGRAM

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage of volunteers and local Disaster Risk Reduction and Management Officers (DRRMOs) capacitated	10%	10%
2. Percentage of Local Disaster Risk Reduction and Management Offices (LDRRMOs) assessed	65%	65%

Output Indicators
1. Number of volunteers and local Disaster Risk Reduction and Management Officers (DRRMOs) capacitated	1,663	1,663
2. Number of Operation Centers (OpCens) managed	18	18

DISASTER RISK REDUCTION AND MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Number of Disaster Risk Reduction Management (DRRM) training programs and learning initiatives provided to National/Regional Disaster Risk Reduction Management Council (N/RDRRMC) member agencies, Local Government Units (LGUs), and sectoral groups	266	266
2. Percentage of National/Regional/Local Disaster Risk Reduction and Management Council (N/R/L DRRMC) member agencies, Local Government Units (LGUs), and sectoral groups assessed on disaster readiness and resiliency	100%	100%

Output Indicators
1. Percentage of participants from National/Regional Disaster Risk Reduction and Management Council (N/RDRRMC) member agencies, Local Government Units (LGUs), and sectoral groups who rated the Disaster Risk Reduction and Management (DRRM) trainings and learning initiatives as at least satisfactory	70%	70%
2. Percentage National/Regional/Local Disaster Risk Reduction and Management Council (N/R/LDRRMC) member agencies, Local Government Units (LGUs), and sectoral groups assessed in the Gawad Kalasag (GK) program	100%	100%
3. Number of Local Disaster Risk Reduction and Management Plans (LDRRMPs) reviewed and evaluated	1,715	1,715

DISASTER MANAGEMENT OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported	100%	100%

Output Indicators
1. Percentage of request for Non-Food Items (NFIs) of disaster-stricken Local Government Units (LGUs) acted upon	100%	100%
2. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported in response to slow-onset and sudden-onset hazards	100%	100%
3. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported in response to planned events	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	259
DEPARTMENT OF NATIONAL DEFENSE

E. PHILIPPINE VETERANS AFFAIRS OFFICE - PROPER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOMES

Filipino veterans empowered

Filipinos’ appreciation and gratitude for veterans’ service demonstrated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Filipino veterans empowered

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM
Outcome Indicator
1. Percentage of regular pensions paid on or before due date	100%	100%

Output Indicators
1. Percentage of benefit claims processed within ten (10) working days upon receipt of completed documents	95%	95%
2. Number of recipients of non-pension benefits	9,998	12,100

VETERANS AFFAIRS MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of veterans who are member of veterans organizations	35%	48%

Output Indicators
1. Number of veteran-related engagements	60	65
2. Number of veterans organizations assisted	60	65

Filipinos’ appreciation and gratitude for veterans’ service demonstrated

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM
Outcome Indicator
1. Number of shrine visitors and attendees to commemorative events	500,000	500,000

Output Indicators
1. Number of shrines maintained	9	9
2. Number of veterans’ celebratory events managed	13	15
3. Number of books, journals and other materials published	4	4

260	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

F. VETERANS MEMORIAL MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Quality Health Care Services Provided to Veterans and their Dependents

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Quality Health Care Services Provided to Veterans and their Dependents

VETERAN HEALTH CARE PROGRAM
Outcome Indicator
1. Percentage of hospital discharges successfully treated	85%	85%

Output Indicators
In-Patient Care
1. Number of In-patients treated	11,100	11,100
Out-Patient Care
1. Number of Out-patients treated	195,000	195,000
2. Percentage of patients attended to upon arrival in the emergency ward:
Category 1 - Immediate simultaneous assessment and treatment	100%	100%
Category 2 - Assessment and treatment within 10 minutes (often simultaneously)	100%	100%
Category 3 - Assessment and treatment start within 30 minutes	100%	100%
Category 4 - Assessment and treatment start within 60 minutes	100%	100%
Category 5 - Assessment and treatment start within 120 minutes	100%	100%

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

DECEMBER 25, 2023	OFFICIAL GAZETTE	261
DEPARTMENT OF NATIONAL DEFENSE

ORGANIZATIONAL OUTCOME

Level of mission capability of army units in ground operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Level of mission capability of army units in ground operations attained

LAND FORCES DEFENSE PROGRAM
Outcome Indicators
1. Percentage of Tactical Units provided to force employers that are in prescribed readiness condition	80%	81%
2. Percentage of Ready Reserve Units in prescribed readiness condition	78%	79%

Output Indicators
1. Number of tactical and ready reserve units maintained
a. Tactical Battalions	243	243
b. Ready Reserve Battalions	86	88
2. Percentage of operational readiness of tactical and ready reserve units
a. Tactical Battalions	89%	90%
b. Ready Reserve Battalions	78%	79%
3. Average percentage of effective strength of tactical battalions that can be mobilized within 1 hour as dictated by higher authorities	90%	90%

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of air force units in air operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Level of mission capability of air force units in air operations attained

AIR FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Tactical Air Operations Group that supported the Unified Commands	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2024

Output Indicators
1. Number of supportable aircraft maintained	169	172
2. Percentage of accomplishment of one-hour response to flight-directed mission	90%	90%
3. Percentage of flying hours flown	100%	100%

G.3. PHILIPPINE NAVY (NAVAL FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of navy units in naval operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Level of mission capability of navy units in naval operations attained

NAVAL FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Naval units provided to unified commands	100%	100%

Output Indicators
1. Number of Philippine Navy (PN) units deployed and sustained for utilization / employment	120	120
2. Number of PN units prepared for deployment	39	39
3. Number of Force-Level Support Services Units sustained	139	139

G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Sovereignty of the State and the Filipino people protected

DECEMBER 25, 2023	OFFICIAL GAZETTE	263
DEPARTMENT OF NATIONAL DEFENSE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Sovereignty of the State and the Filipino people protected
JOINT FORCE PLANNING PROGRAM
Outcome Indicator
1. Percentage of military plans, programs and policies formulated, reviewed and revised	90%	90%

Output Indicator
1. Number of military plans, programs and policies formulated, reviewed and revised	234	234

JOINT FORCE OPERATIONS PROGRAM

JOINT FORCE OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage compliance with strategic initiatives, memorandum of agreement/understanding and other treaties pertaining to Bilateral and Multilateral engagements	100%	100%

Output Indicator
1. Number of Bilateral and Multilateral engagements	140	140

JOINT FORCE SUPPORT OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage of successful security operations for president, first family, visiting heads of state/ government and other VVIPs	100%	100%

Output Indicators
1. Number of operations conducted	103,559	103,559
2. Number of security operations for the president, first family, visiting heads of state/government and other VVIPs conducted	5,944	5,944

JOINT FORCE CAPABILITY PROGRAM
Outcome Indicators
1. Percentage of patients treated returning to duty (AFPMC)	90%	90%
2. Percentage of commanders who rated the new graduates satisfactory or better	90%	90%

Output Indicators
1. Number of patients that received treatment	10,852	10,852
2. Percentage of patients treated within the accepted Length of Stay (LOS) per case	90%	90%
3. Number of students trained
a) Cadets (PMA)	1,300	1,300
b) Personnel (Post-Commission)	146	146

AFP MODERNIZATION SUB-PROGRAM
Outcome Indicator
1. Percentage of AFP Modernization Projects being implemented	100%	100%

Output Indicator
1. Number of approved Acquisition Decision Memorandum	10	10

264	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXI. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Infrastructure development accelerated and operations sustained

2.	Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

1.	Ensure Safe and Reliable National Road System

2.	Protect Lives and Properties Against Major Floods

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Ensure Safe and Reliable National Road System

ASSET PRESERVATION PROGRAM
Outcome Indicators
1. An average International Roughness Index (IRI) of 3.7 (fair condition) for Primary Roads (N1) by 2022	4%	N/A
2. Percentage of national roads assessed within 3 or 4 star rating	1%	N/A
3. Improvement of road roughness index	100%	N/A

Output Indicators
1. Length (km) of maintained roads	503.391	1,196.398
2. Length (km) of rehabilitated / reconstructed / upgraded roads	N / A	798.711
3. Percentage of projects completed in accordance with plans and specifications and contract time	73.75%	100%

NETWORK DEVELOPMENT PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (N1)	6.25%	N/A
2. Percent increase in national road network	1.11%	N/A

Output Indicators
1. Length (km) of newly constructed roads	362.211	721.66
2. Length (km) of widened roads		647.288
3. Percentage of projects completed within the project timeline and according to specifications	29.50%	100%

BRIDGE PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (N1)	15%	N/A

Output Indicators
1. Total length (lm) and area (m2) of (new and replacement) constructed bridges	4,594.732 ; N / A	15,208.83;156,156.76
2. Number of maintained and rehabilitated bridges		525
3. Percentage of projects completed within the project timeline and according to specifications	23.50%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	265
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Protect Lives and Properties Against Major Floods

FLOOD MANAGEMENT PROGRAM
Outcome Indicators
1. Percent decrease of areas prone to flooding in selected river basins with flood control master plan	1%
Output Indicators
1. Number of constructed flood mitigation structures and drainage systems	819	1,500
2. Number of constructed / rehabilitated flood mitigation facilities with major river basins and principal rivers	177	965
3. Percentage of projects completed within the project timeline and according to specifications	56.50%	100%

LOCAL PROGRAM
Outcome Indicators
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%	100%
Output Indicators
1. Percentage of projects completed within the project timeline and according to specifications	100%
2. Number of projects (national buildings, evacuation centers, etc.)	N / A	269

CONVERGENCE AND SPECIAL SUPPORT PROGRAM
Outcome Indicators
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%	100%

Output Indicators
1. Percentage of projects completed within the project timeline and according to specifications	24.5%
2. Length of access roads leading to airports constructed/improved (km)		18.577
3. Length of access roads leading to seaports constructed/improved (km)		30.311
4. Length of access roads leading to tourist destinations constructed/improved (km)		245.623
5. Length of access roads leading to Industries (km)		189.448
6. Various Infrastructure in support to National Security, roads (km) and other infrasturctures		7.924;78
7. Length of access roads leading to Railway Stations (km)		0.897

SUSTAINABLE INFRASTRUCTURE PROJECTS ALLEVIATING GAPS (SIPAG)
Output Indicators
1. Number of projects (multipurpose buildings, water supply system, access roads/bridges, coastal roads, etc.)		921

266	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXII. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM
Outcome Indicator(s)
1. Percentage of projects completed within the required timeframe	12%	100%
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences or with IP filed or approved	87%	84%
3. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	81%	100%

Output Indicator(s)
1. Number of projects funded	175	430
2. Number of grantees supported	60	216
3. Percentage of programs/projects received that are evaluated and approved within the standard period of 90 days	75%	100%

S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT
Outcome Indicator(s)
1. Percentage increase in productivity generated	19%	14%
2. Percentage increase in employment generated	13%	7%
3. Percentage of clients who rate the assistance as satisfactory or better	96%	93%

Output Indicators
1. Number of S&T interventions provided	49,784	22,604
2. Number of MSMEs, LGUs, HEIs, communities and other customers assisted	31,064	22,873
3. Percentage of requests for technical assistance that are acted upon within the ISO standard time	95%	95%

DECEMBER 25, 2023	OFFICIAL GAZETTE	267
DEPARTMENT OF SCIENCE AND TECHNOLOGY

B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Increase benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations	7	7
2. Amount of revenue generated from partnerships	P 100,000,000.00	P 120,000,000.00

Output Indicator(s)
1. Number of projects completed	7	8
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	100% (6/6)	100% (6/6)
3. Percentage of projects implemented within approved timeframe	100% (23/23)	95% (17.1/18)

ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator(s)
1. Amount of revenue generated from technology transfer and technical assistance	P 12,549,000	P 13,000,000
2. Percentage of clients who rate the quality of technical assistance provided as satisfactory or better	97% (97/100)	97% (97/100)

Output Indicator(s)
1. Number of knowledge/technologies diffused	13	13
2. Number of technologies transferred/commercialized through technology transfer agreement	3	3
3. Percentage of request for technical assistance that have been provided within the required timeframe	100% (1,500/1,500)	100% (1,425/1500)

C. FOOD AND NUTRITION RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	Vigorously advance Science, Technology and Innovation to enhance innovation and creative capacity towards self-sustaining and inclusive development

ORGANIZATIONAL OUTCOME : Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies.

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage reduction of malnutrition prevalence in a municipality or barangay in each of the priority 25 provinces where S&T-based intervention model can be showcased	15%	15%
2. Amount of revenue generated from partnerships	P 2,000,000	P 2,000,000

Output Indicator(s)
1. Number of projects completed	16	18
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	20% (n=30)	20% (n=30)
3. Percentage of projects implemented within the approved timeframe	100% (n=42)	100% (n=42)

NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM
Outcome Indicator(s)
1. Percentage of national government agencies and local government units that adopt/refer to the results of the National Nutrition Survey	100% (n=9)	100% (n=9)

Output Indicator(s)
1. Number of nutrition and nutrition-related indicators collected/generated and made available to the public within the prescribed time period	400	400
2. Number of feedback conferences/dissemination fora conducted	1	1
3. Number of projects/studies completed	5	17

FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM
Outcome Indicator(s)
1. Percentage increase in the utilization of science-based intervention (technologies/products/ services/models transferred and utilized; tools and guidelines adopted)	20% (n=21)	20% (n=21)
2. Percentage of technology transfer beneficiaries that rate the technology as satisfactory or better	95% (n=159)	95% (n=159)

Output Indicator(s)
1. Number of technology transfer agreements forged	20	168
2. Number of technical services rendered	3,000	54,280
3. Percentage of request for technical services provided within the required timeframe	95% (n=2,850)	95% (n=51,566)

D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

DECEMBER 25, 2023	OFFICIAL GAZETTE	269
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations	4	4
2. Amount of revenue generated from partnerships	P 20M	P 20M

Output Indicator(s)
1. Number of projects completed	12	12
2. Percentage of projects implemented within the approved timeframe	90% (9/10)	90% (9/10)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or with IP filed or approved	90% (11/12)	90% (11/12)

FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator(s)
1. Percentage of clients that rate the technology transfer as satisfactory or better	90% (40/45)	90% (40/45)

Output Indicator(s)
1. Number of knowledge/technologies diffused	50	50
2. Number of technologies transferred/commercialized through technology transfer agreement	10	10
3. Percentage of request for technology transfer that have been provided within the required timeframe	90% (108/121)	90% (108/121)

FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator(s)
1. Percentage of customers that rate the technical services rendered as satisfactory or better	90% (416/462)	90% (416/462)

Output Indicator(s)
1. Number of technical services rendered	2,000	2,000
2. Percentage of request for technical services that have been provided within the required timeframe	90% (1,800/2,000)	90% (1,800/2,000)
3. Number of clients benefiting from technical services	720	720

E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Innovation stimulated

2. Technology adoption promoted and accelerated

3. Productivity and efficiency of communities and production sector, particularly MSMEs improved

ORGANIZATIONAL OUTCOME : Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations	10	20
2. Amount of revenue generated from partnerships	P 100,000,000	P 150,000,000

Output Indicator(s)
1. Number of projects completed	22	25
2. Percentage of projects implemented within the approved timeframe	100% (30/30)	100% (41/41)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	5% (5/100)	5% (6/130)

INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator(s)
1. Percentage of clients that rate the technology transfer as satisfactory or better	90%	90%

Output Indicator(s)
1. Number of knowledge/technologies diffused	60	90
2. Number of technologies transferred/commercialized through technology transfer agreement	5	7
3. Percentage of requests for technical assistance that have been provided within the required timeframe	95%	95%

INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM
Outcome Indicator(s)
1. Percentage of customers that rate the technical services rendered as satisfactory or better	90% (1,800/2,000)	90% (3,900/4,350)

Output Indicator(s)
1. Number of technical services rendered	20,000	23,000
2. Percentage of request for technical services that have been provided within the required timeframe	90% (9,000/10,000)	90% (14,900/16,500)
3. Number of clients benefiting from technical services	3,000	4,000

F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Innovation and entrepreneurship accelerated

2. Technology extension, adoption, utilization, and commercialization scaled-up

ORGANIZATIONAL OUTCOME : Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

DECEMBER 25, 2023	OFFICIAL GAZETTE	271
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

METALS INDUSTRY RESEARCH PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations	25	26
2. Amount of revenue generated from partnerships	P 500,000	P 900,000

Output Indicator(s)
1. Number of projects completed	15	15
2. Percentage of projects implemented within the approved timeframe	95%	91% (10/11)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or with IP filed or approved	12%	29% (21/73)

METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator(s)
1. Percentage of clients that rate the technology transfer as satisfactory or better	80%	80% (4/5)

Output Indicator(s)
1. Number of technologies diffused	25	27
2. Number of technologies transferred/commercialized through technology transfer agreement	6	6
3. Percentage of requests for technology transfer that have been provided within the required timeframe	70%	70%

METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator(s)
1. Percentage of customers that rate the technical services rendered as satisfactory or better	95%	95% (897/945)

Output Indicator(s)
1. Number of technical services rendered	4,300	4,500
2. Percentage of request for technical services that have been provided within the required timeframe	95%	95% (4,275/4,500)
3. Number of clients benefiting from technical services	1,700	1,930

G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Innovation stimulated

2. Critical mass of globally competitive STI human resources

3. Effective STI governance achieved

ORGANIZATIONAL OUTCOME :	Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

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GENERAL APPROPRIATIONS ACT, FY 2024

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM
Outcome Indicator(s)
1. Percentage of scientists given awards over nominations received	20%	25% (125/500)
2. Number and percentage of policies, recommendations, formulated, submitted to concerned offices and accepted by said offices	6 policies/80% acceptance	10 policies/85% acceptance

Output Indicator(s)
1. Percentage of nominations for awards and incentives acted upon within the prescribed period	100%	100% (500/500)
2. Percentage of benefits and privileges provided to national scientists and academy members within the prescribed period	57%	57% (4/7)
3. Number of recognition, advisory, scientific linkages and PSHC-related activities	20	40

H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM
Outcome Indicator(s)
1. Percentage of Filipino researchers collaborating on problem-focused multi-disciplinary basic Research and Development programs	27.58% (5,582/20,239)	18.57% (7,000/37,701)
2. Percentage increase of stakeholders approving the policies formulated	3%	30% (from 4 to 5)

Output Indicator(s)
1. Number of projects with policy implications presented in stakeholders’ forum	6	20
2. Percentage of participants that rated the forum as satisfactory or better	100%	98% (2,117/2,160)
3. Number of new approved NRCP members	654	1,500

DECEMBER 25, 2023	OFFICIAL GAZETTE	273
DEPARTMENT OF SCIENCE AND TECHNOLOGY

BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	100%	100% (6/6)
2. Number of partnerships with local (public and private) and international organizations	20	22

Output Indicator(s)
1. Number of projects funded	44	40
2. Number of projects monitored	72	75
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	86%	97% (29/30)

I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Economic and social transformation for a prosperous, inclusive, and resilient economy

2. Enhance adaptive capacity and resilience of communities and ecosystems to natural hazards and climate change

ORGANIZATIONAL OUTCOME : Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM
Outcome Indicator(s)
1. Percentage of 81 provinces including Metro Manila that have robust science-based weather related information and services in their disaster risk reduction plans	85%	94%

Output Indicator(s)
1. Percentage of timely weather and tropical cyclone warnings issued within fifteen (15) minutes of scheduled time	90%	95%
2. Number of seasonal climate forecasts, climate impact assessment, tropical cyclone warning advisory (TCWA) for agriculture and farm weather forecasts and advisories issued	827	1,152
3. Annual Mean 24-hour Forecast Track Error (in kilometers)	Typhoon - less than or equal to 100 km Tropical Storm - less than or equal to 120 km	Typhoon - less than or equal to 100 km Tropical Storm - less than or equal to 120 km

FLOOD FORECASTING AND WARNING PROGRAM
Outcome Indicator(s
1. Reduced number of casualties	—	0 casualty

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GENERAL APPROPRIATIONS ACT, FY 2024

Output Indicator(s)
1. Number of timely and accurate flood warnings issued	1,267	1,777
2. Percentage of timely flood warning issued within fifteen (15) minutes of scheduled time	94.75%	95.5%
3. Number of hazard maps developed/generated/updated	4	5

RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM
Outcome Indicator(s)
1. Percentage of stakeholders who rated the forecasting capability services as satisfactory or better	80%	90%
2. Percentage increase of LGUs that use the hazard maps	50%	80%

Output Indicator(s)
1. Number of researches/studies completed/published/operationalized and development of real innovative/pioneering projects	4	4
2. Percentage of involvement on the localization of instruments, facilities and models through innovation, collaboration and linkages	100%	100%
3. Number of technical assistance on actions/policies adapted by the LGU	55	850

J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Innovation stimulated

2. Technology adoption promoted and accelerated

ORGANIZATIONAL OUTCOME :	Increased benefits to Filipinos from scienced-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

NATIONAL AANR SECTOR R&D PROGRAM
Outcome Indicator(s)
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	90% (43/48)	90% (43/48)
2. Number of partnerships with local (public and private) and international organizations	137	150

Output Indicator(s)
1. Number of projects funded	566	677
2. Number of projects monitored	750	656
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	90% (393/435)	90% (147/163)

DECEMBER 25, 2023	OFFICIAL GAZETTE	275
DEPARTMENT OF SCIENCE AND TECHNOLOGY

K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME :	Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	90% (9/10)	91% (10/11)
2. Number of partnerships with local (public and private) and international organizations	90	100

Output Indicator(s)
1. Number of projects funded	90	100
2. Number of projects monitored	280	280
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	50% (135/270)	65% (195/300)

L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME :	Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM
Outcome Indicator(s)
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	100% (28/28)	100% (28/28)
2. Number of partnerships with local (public and private) and international organizations	97	171

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GENERAL APPROPRIATIONS ACT, FY 2024

Output Indicator(s)
1. Number of projects funded	179	207
2. Number of projects monitored	290	394
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	55%	75% (491/654)

M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

3. Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME : Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM
Outcome Indicator(s)
1. Percentage of bulletins and warnings where the event follows within the predicted time	80%	92% (830/900)
Output Indicator(s)
1. Number of warnings and bulletins issued	1,761	1,000
2. Percentage of bulletins and warnings issued within the set standard time	96.73%	90% (850/940)

VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	85%	87% (775/890)
Output Indicator(s)
1. Number of hazards maps, risk assessments reports generated/updated	200	200
2. Number of hazards maps, risk assessments certifications issued to clients	1,508	1,200
3. Number of technical papers presented in scientific meetings or published/submitted for publication in refereed journals	8	8

VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM

DECEMBER 25, 2023	OFFICIAL GAZETTE	277
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Outcome Indicator(s)
1. Number of communities or institutions assisted by PHIVOLCS on mainstreaming DRR in local development or disaster management and contingency plans	2	3
2. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	85%	87% (970/1,115)

Outcome Indicator(s)
1. Number of PHIVOLCS-organized Disaster Risk Reduction (DRR) activities conducted	36	14
2. Number of stakeholders trained on Disaster Risk Reduction (DRR)	1,302	420
3. Number of REDAS license issued to trained stakeholders	475	480

N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : 1.	Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

2.	Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations	15	15
2. Amount of revenue generated from partnerships	P 40,000,000	P 41,500,000

Output Indicator(s)
1. Percentage of technologies transferred within the expected timeframe	100% (1/1)	100% (1/1)
2. Percentage of projects implemented within the approved timeframe	100% (32/32)	100% (32/32)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or IP filed or approved	100% (3/3)	100% (3/3)

NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM
Outcome Indicator(s)
1. Percentage of clients that rate the technology transfer as satisfactory or better	99%	96% (25/26)
2. Percentage of clients who rate the technical services as satisfactory or better	97%	99% (990/1,006)

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GENERAL APPROPRIATIONS ACT, FY 2024

Output Indicator(s)
1. Number of knowledge/technologies diffused	20	22
2. Number of technologies transferred/commercialized through technology transfer agreement	1	1
3. Number of technical services rendered by sector	62,000	66,000

Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM
Outcome Indicator(s)
1. Percentage benefit incidence of satisfactory implementation of safeguards agreement and physical security system	100% (15/15)	100% (15/15)
2. Percentage benefit incidence of satisfactory regulatory issuances	100% (25/25)	100% (25/25)
3. Percentage of compliance to regulatory standards	90% (380-420)	90% (380-420)
Output Indicator(s)
1. Number of regulations, guides, notices, bulletins or associated documents issued	7	7
2. Number of violation of regulations detected over the last five (5) years as a percentage of the average number of licenses and permits issued over the last five (5) years	15% (71/475)	15% (71/475)
3. Number of nuclear security/safeguards and regulatory activities implemented	9	9

O. PHILIPPINE SCIENCE HIGH SCHOOL SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Lifelong learning opportunities for all ensured

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Increased competitiveness of Filipinos in Science and Engineering

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS

Increased competitiveness of Filipinos in Science and Engineering

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM
Outcome Indicator(s)
1. Percentage of PSHS graduates pursuing STEM courses	90%	90% (1,375/1,520)
2. Percentage of winnings/awards/recognition from the total number of STEM-related international (ASEAN included) competitions participated by the PSHS Scholars	80%	90%
3. Percentile of PSHS students in Math in the US-based Scholastic Aptitude Test (SAT)	80th percentile	80th percentile

DECEMBER 25, 2023	OFFICIAL GAZETTE	279
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Output Indicator(s)
1. Number of scholars supported	9,950	10,609
2. Cohort survival rate: Percentage of scholars who advance to the succeeding grade level until they complete the 6-year scholarship period	90%	90% (1,413/1,570)
3. Percentage of winnings, awards and recognition from total number of national and international competitions participated	80%	90%
4. Rank of the campuses based on the overall UPCAT scores of the PSHS student-takers	Top 20	Top 20

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM
Outcome Indicator(s)
1. Percentage of municipalities with applicants to the National Competitive Examination (NCE)	30%	50% (817/1,634))

Output Indicator(s)
1. Number of municipality recipients of promotional activities	64	880
2. Percentage of freshmen who were able to get a General Weighted Average (GWA) of 2.5 or better in the second quarter of the school year	90%	90% (1,728/1,420)

P. PHILIPPINE TEXTILE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME :	Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations	6	26
2. Amount of revenue generated from partnerships	P 20M	P 67M

Output Indicator(s)
1. Number of projects completed	11	15
2. Percentage of projects implemented within the approved timeframe	100% (11/11)	100% (15/15)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or with IP filed or approved	20% (12/59)	36% (22/61)

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TEXTILE S&T SERVICES PROGRAM
Outcome Indicator(s)
1. Percentage of customers that rate the technical services rendered as satisfactory or better	92% (914/994)	95% (944/994)

Output Indicator(s)
1. Number of technical services rendered	21,407	25,700
2. Percentage of requests for technical services that have been provided within the required timeframe	95% (20,135/21,195))	98% (25,186/25,700)
3. Number of clients benefiting from technical services	350	450

TEXTILE TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator(s)
1. Percentage of clients that rate the technology transfer as satisfactory or better	92% (137,149)	95% (142/149)

Output Indicator(s)
1. Number of knowledge/technologies diffused	13	44
2. Number of technologies transferred/commercialized through technology transfer agreement	16	25
3. Percentage of requests for technology transfer that have been provided within the required timeframe	100% (18/18)	100% (25/25)

Q. SCIENCE EDUCATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Lifelong learning opportunities for all ensured

2. Innovation stimulated

ORGANIZATIONAL OUTCOME: Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM
Outcome Indicator(s)
1. Percentage of scholars employed in STEM-related fields	70%	80% (1,040/1,300)
2. Percentage of municipalities served	98%	99% (1,637/1,655)

Output Indicator(s)
1. Number of scholars supported
Undergraduate level	36,452	46,234
Masters Program	4,503	3,357
Doctoral Program	2,379	1,025
2. Percentage of scholars graduating within the scheduled full-time program
Undergraduate level	85%	90% (8,813/9,793)
Masters Program	70%	75% (740/987)
Doctoral Program	40%	50% (116/232)

DECEMBER 25, 2023	OFFICIAL GAZETTE	281
DEPARTMENT OF SCIENCE AND TECHNOLOGY

3. Percentage of scholarship payments with a variance of actual payment to scheduled payment of more than one (1) day	90%	97% (49,097/50,616)

SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of beneficiaries who rated the training and promotional program as satisfactory or better	90%	95% (23,590/24,832)

Output Indicator(s)
1. Number of trainings and promotional programs conducted	110	91
2. Number of innovative learning resources developed and disseminated/deployed/established	5	10
3. Number of applications processed within two (2) months of receipt	75	80

R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME: Public Science and Technology awareness increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2024 TARGETS
Public Science and Technology awareness increased

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM
Outcome Indicator(s)
1. Percentage increase in public S&T awareness survey	2% (from 18% to 20%	)	1-1.5% (from 26% to 27.5%	)

Output Indicator(s)
1. Percentage of clients who rate the library services as satisfactory or better	90%		93%
2. Number of STARBOOKS sites installed	100		100
3. Number of STARBOOKS contents added	N/A		1,200
4. Number of promotion services and advocacy activities conducted	1,336		3,800
5. Number of DOSTv broadcast	N/A		104

S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME: Filipinos protecting and venturing for innovative and emerging technology-based projects increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Filipinos protecting and venturing for innovative and emerging technology-based projects increased

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in Intellectual Property protection filing for local technologies in the IPO Philippines	10% increase (17/163)	5% increase (9/180)
2. Percentage increase in the commercialization and adoption by industry/community of technologies diffused/supported	5% increase (.6/12)	5% increase (.8/16)
Output Indicator(s)
1. Number of pre-commercialization support provided for technologies, inventions and innovation	45	34
2. Number of inventions, innovations and technologies promoted and commercialized	50	50
3. Percentage of requests that are acted upon within 3 days of request	90%	95%
4. Number of technical advisory services rendered	1,600	1,600

DECEMBER 25, 2023	OFFICIAL GAZETTE	283
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

XXIII. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

1.	Well-being of poor families improved

2.	Rights of the poor and vulnerable sectors promoted and protected

3.	Immediate relief and early recovery of disaster victims/survivors ensured

4.	Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

5.	Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 Targets
Well-being of poor families improved

PROMOTIVE SOCIAL WELFARE PROGRAM
Outcome Indicator
1. Percentage of Pantawid households with improved well-being	Survival = 0.42% (13.638) Subsistence = 73.48% (2,361,250) Self- Sufficiency = 26.09% (838,483)	Survival = 2 Subsistence = 70 Self-Sufficiency = 28	% % %
Output Indicators
1. Percentage of compliant households provided with cash grants	4,372,120	100%
2. Number of poor households assisted through the Sustainable Livelihood Program	200,862	277,128
3. Number of households that benefited from completed KC-NCDDP sub-projects	337,382

Rights of the poor and vulnerable sectors promoted and protected

PROTECTIVE SOCIAL WELFARE PROGRAM

RESIDENTIAL AND NON-RESIDENTIAL CARE SUB-PROGRAM
Outcome Indicator
1. Percentage of clients in residential and non- residential care facilities rehabilitated	44.41%	30%

Output Indicators
1. Percentage of clients referred to DSWD who are served in centers and residential care facilities	7,728	100%
2. Percentage of facilities with standard client-staff ratio	81.69% (58 out of 71)	70%

SUPPLEMENTARY FEEDING SUB-PROGRAM
Outcome Indicator
1. Percentage of malnourished children in Community Development Centers (CDCs) and Supervised

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Neighborhood Plays (SNPs) with improved nutritional status	73.05%	80%

Output Indicators
1. Number of children in CDCs and SNPs provided with supplementary feeding	1,867,624	2,020,927
2. Number of children / lactating mothers served through Bangsamoro Umpungan sa Nutrisyon (BangUN) Program	17,060 children; 4,940 pregnant and lactating women	18,700 children; 3,300 pregnant and lactating women

SOCIAL WELFARE FOR SENIOR CITIZENS SUB-PROGRAM
Outcome Indicator
1. Percentage of senior citizens using Social Pension to augment their daily living subsistence and medical needs	Food-97%, Medicines-96% Health Check-up-73%	80%

Output Indicators
1. Number of senior citizens who received social pension within the quarter	3,317,585	4,085,066
2. Number of centenarians provided with cash gift	1,305	1,760

PROTECTIVE PROGRAM FOR INDIVIDUALS AND FAMILIES IN ESPECIALLY DIFFICULT CIRCUMSTANCES SUB-PROGRAM
Outcome Indicator
1. Percentage of clients who rated the services provided as satisfactory or better	98.20%	95%

Output Indicators
1. Number of children served through Alternative Family Care Program	N/A	N/A
2. Number of beneficiaries served through Protective Services Program	3,317,585	3,867,673
3. Number of clients served through the Comprehensive Program for Street Children, Street Families and Badjaus:
a. Street Children	4,323	2,815
b. Street Families	3,925	1,210
4. Number of poor households provided with food transfers in a timely manner	50,000	50,000

SOCIAL WELFARE FOR DISTRESSED OVERSEAS FILIPINOS AND TRAFFICKED PERSONS SUB-PROGRAM
Outcome Indicator
1. Percentage of assisted individuals who are reintegrated to their families and communities	98.37%	78%

Output Indicators
1. Percentage of trafficked persons and their families referred to DSWD who are provided with social welfare service	1,914	100%
2. Number of distressed and undocumented overseas Filipinos provided with social welfare services	4,755	4,152

Immediate relief and early recovery of disaster victims/survivors ensured

DISASTER RESPONSE AND MANAGEMENT PROGRAM
Outcome Indicator

DECEMBER 25, 2023	OFFICIAL GAZETTE	285
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

1. Percentage of disaster-affected households/ families assisted to early recovery	100%	100%

Output Indicators
1. Number of LGUs/Field Offices with prepositioned goods	100% of Field Offices with prepositioned goods	100% of LGUs/FOs with prepositioned goods
2. Number of internally-displaced households provided with disaster response services	N/A	N/A
Number of disaster-affected families provided with disaster response services	664,343	As the need arises
3. Number of households with damaged houses provided with early recovery services	N/A	N/A
Number of disaster-affected families provided with early recovery services	71,091	As the need arises

Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM
Outcome Indicator
1. Percentage of Social Welfare Agencies (SWAs) with sustained compliance to social welfare and development standards	9.47% (48 out of 507) accredited SWAs 5.74% (41 out of 714) registered/ licensed SWAs	8% of accredited SWAs 7% of registered/ licensed SWAs

Output Indicators
1. Number of SWDAs registered and / or licensed	810	1,362
2. Number of SWAs registered, licensed and accredited	183	200
3. Number of service providers accredited	8,585	516

Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM
Outcome Indicator
1. Percentage of Provincial/City/Municipal Social Welfare Development Offices (P/C/MSWDOs) with improved functionality	Functionality assessment is undertaken every 3 years	100%

Output Indicators
1. Percentage of LGUs provided with Technical Assistance (TA)	126.64% or 1,469 LGUs with TA Plan	100% (1,128) of LGUs provided with TA Plan
2. Percentage of LGUs provided with Resource Augmentation (RA)	104% or 987 LGUs under RA Plan	100% LGUs provided with RA Plan

B. COUNCIL FOR THE WELFARE OF CHILDREN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

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ORGANIZATIONAL OUTCOME

Coordination of government actions for the fulfillment of the rights of the child

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 Targets
Coordination of government actions for the fulfillment of the rights of the child

CHILD RIGHTS COORDINATION PROGRAM
Outcome Indicators
1. Percentage of resolutions implemented by the member agencies	100% (11)	100% (11)
2. Percentage of member agencies meeting their commitments to the achievement of the goals and targets in the National Plan of Action for Children	100% (10)	70% (7)
3. Percentage increase in the number of LGUs practicing child-friendly local governance	1,365	5% increase from 2022 SCFLG Conferees
Output Indicators
1. Number of policies/resolutions adopted by the Board/Regional Committee/Sub-Committee for the Welfare of Children (RC/SCWC) /Regional Development Councils (RDCs)	CB - 11 RSCWC - 18	CB - 14 RSCWC - 25
2. Average percentage of national plans and policies rated by stakeholders as good or better	85%	100%
3. Number of assessed /audited LGUs on child-friendly practices	1,501	1,612

C. JUVENILE JUSTICE AND WELFARE COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 Targets
Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

JUVENILE JUSTICE AND WELFARE PROGRAM
Outcome Indicators
1. Percentage increase of LGUs with Comprehensive Local Juvenile Intervention Program (CLJIP)	10% (587)	10% (836)

DECEMBER 25, 2023	OFFICIAL GAZETTE	287
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

2. Percentage increase in LGUs with atleast 1% IRA utilized on CLJIP implementation, programs for children, and LCPC strengthening	10% (587)	10% (836)
3. Percentage of resolutions implemented by the member agencies	10%	54%
Output Indicators
1. Number of policies developed, approved and adopted	48	44
2. Number of LGUs provided with technical assistance	5,217	4,965
3. Percentage of plans and policies rated by stakeholders as good or better	75%	75%

D. NATIONAL ANTI-POVERTY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

People-responsive anti-poverty government policies and programs institutionalized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 Targets
People-responsive anti-poverty government policies and programs institutionalized

SOCIAL REFORM AND POVERTY ERADICATION COORDINATION AND OVERSIGHT PROGRAM

POLICY, PLAN AND PROGRAM ADVISORY, COORDINATION, DEVELOPMENT, REVIEW AND ADVOCACY SUB-PROGRAM
Outcome Indicators
1. Percentage of NGAs and LGUs that adopted policy recommendations	100%	100%
2. Number of government actions to promote poverty alleviation harmonized and synchronized	10	10
Output Indicators
1. Number and percentage of policy, plan, and program recommendations prepared as scheduled	133; 80%	215; 80%
2. Percentage of policy issues resolved in a single NAPC en banc meeting and rated by stakeholders as satisfactory or better	80%	80%
3. Number and percentage of pieces of information delivered / advocacy events conducted or opened up for public access rated by stakeholders as good or better	12,250; 80%	20,197; 80%

BASIC SECTOR PARTNERSHIP AND PARTICIPATORY PLATFORMS DEVELOPMENT AND MAINTENANCE SUB-PROGRAM
Outcome Indicators
1. Number and percentage of NGAs and LGUs that

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have basic sector representation in their policy-making and planning and monitoring structures	6; 100%	6; 100%
2. Ratio of Basic Sectoral Councils’ agenda carried out	40%	40%
Output Indicators
1. Number and percentage of consultative / convergent platforms organized as scheduled	530; 80%	913; 80%
2. Percentage of stakeholders who rated the platforms as good or better	80%	80%
3. Number and percentage of trainees who rated the trainings as good or better	3,076; 80%	7,411; 80%

E. NATIONAL AUTHORITY FOR CHILD CARE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Filipino children in suitable alternative child care or permanent families protected and secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 Targets
Filipino children in suitable alternative child care or permanent families protected and secured

INTER-COUNTRY ADOPTION REGULATORY PROGRAM
Outcome Indicators
1. Percentage of local stakeholders complying with policy guidelines	94%	94%
2. Percentage of Foreign Adoption Agencies/Liaison Service Agencies (FAAs/LSAs) compliant to NACC standards and requirements	100%	100%
3. Number of Child Caring Agencies participating in the Philippine Inter-Country Adoption Program	50	45
Output Indicators
1. Percentage of applications of new accreditation and re-accreditation applications processed within the prescribed timeframe	100%	100%
2. Number of accredited agencies subjected to inspection and compliance audit	36	32

INTER-COUNTRY ADOPTION PROGRAM
Outcome Indicators
1. Percentage of children entrusted with finalized adoption	85%	85%
2. Percentage of the number of adoption entrustment that suffered from disruption	less than 3%	less than 3%
Output Indicators
1. Number and percentage of children ready for adoption at the start of the year entrusted to foreign adoptive parents	145: 90%	80; 100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	289
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

2. Percentage of children matched to prospective adoptive parents upon receipt of complete updated documentary requirements	85%	85%

ALTERNATIVE CHILD CARE PROGRAM
Outcome Indicator
1. Number of children served through Alternative Child Care Program	1,662	1,662

F. NATIONAL COMMISSION ON INDIGENOUS PEOPLES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Philippine culture and values promoted

2.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

Indigenous Cultural Communities /Indigenous Peoples’ (ICCs / IPs) rights ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 Targets
Indigenous Cultural Communities / Indigenous Peoples’ (ICCs / IPs) rights ensured
ANCESTRAL DOMAIN /LAND SECURITY AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of Certificate of Ancestral Domain Title (CADT) / Certificate of Ancestral Land Title (CALT) approved	90%	90%
2. Percentage of compliance with existing Ancestral Domain Sustainable Development and Protection Program (ADSDPP) Guidelines	90%	90%
Output Indicators
1. Number of stages of CADT/CALT application completed within the year	238	140
2. Number of projects implemented in support to the delineation function	27	91
3. Number of phases of ADSDPP formulation completed within the year	120	103
HUMAN, SOCIO-ECONOMIC AND ECOLOGY DEVELOPMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage of livelihood projects funded	49%	52%
2. Percentage of respondent-beneficiaries who rate the projects implemented as useful	75%	75%
Output Indicators
1. Number of projects /activities implemented within the year	159	176
2. Number of programs implemented thru Integrated Ancestral Domain Development Approach (IADDA)	11	10

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3. Number of IP beneficiaries for the projects	35,530	29,780

INDIGENOUS PEOPLES RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage of clients who rated the IP rights protection assistance as satisfactory or better	75%	75%
2. Percentage of cases disposed within the reporting period	60%	60%
Output Indicators
1. Number of projects implemented	160	287
2. Number of beneficiaries	43,004	12,206
3. Percentage of legal assistance extended within the prescribed timeframe	90%	90%
4. Number of cases acted upon within the reporting period	115	66
5. Number of interlocutory orders, resolutions, issuances and legal processes issued in cases other than those for resolution, archiving and remanding within the reporting period	28	20

G. NATIONAL COUNCIL ON DISABILITY AFFAIRS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 Targets
Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERSONS WITH DISABILITY RIGHTS PROGRAM
Outcome Indicators
1. Percentage of resolutions, policies and plans implemented by the member agencies	75% (9)	75% (9)
2. Percentage of Persons with Disability registered in the Department of Health (DOH) - Philippine Registry of Persons with Disability	55% (791,060)	51% (400,000)
3. Number /percentage and percentage increase over previous year of LGUs with programs on Persons with Disability	310 (18% )	230 (74% )
Output Indicators
1. Number of national policies, plans and programs updated, issued and disseminated	50	75
2. Number of consultations, trainings and IEC activities conducted	70	85

DECEMBER 25, 2023	OFFICIAL GAZETTE	291
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

H. PRESIDENTIAL COMMISSION FOR THE URBAN POOR

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

2.	Universal and transformative social protection for all achieved

3.	Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access of the urban poor to asset reform, human development, basic services and other programs enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 Targets
Access of the urban poor to asset reform, human development, basic services and other programs enhanced

URBAN POOR COORDINATION AND SUPPORT PROGRAM
Outcome Indicators
1. Percentage of training participants rating the training as good or better	100%	100%
2. Percentage of Urban Poor Organizations well-informed of the urban poor related laws and government programs and services they may avail	90%	100%
Output Indicators
1. Number of capability building / training to Urban Poor Organizations conducted	678	678
2. Number of Urban Poor Organizations issued Certificate of Accreditation	274	302
3. Percentage of demolition and eviction activities reported to PCUP monitored	90%	100%

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XXIV. DEPARTMENT OF TOURISM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Tourism Revenue, Employment and Arrivals Increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Tourism Revenue, Employment and Arrivals Increased
TOURISM POLICY FORMULATION AND PLANNING PROGRAM
Outcome Indicator
1. Number of tourism strategies, policies and action plans developed	79	150
Output Indicators
1. Number of technical assistance provided to tourism stakeholders
- Local Government Units (LGUs)	1,478	1,134
- Non-LGUs	1,396	1,590
2. Percentage of entities assisted who rated the technical assistance as satisfactory	94%	95%
TOURISM INDUSTRY TRAINING PROGRAM
Outcome Indicators
1. Percentage of target industry personnel trained that rated the services as satisfactory	92%	95%
2. Percentage of the total number of industry workforce/pax trained that improved their performance/ economic situation/marketability	0%	5%
Output Indicators
1. Percentage of attendees/trainees that completed the training	93%	95%
2. Number of persons trained
- LGUs	4,740	3,963
- Industry personnel	N/A	15,727
3. Number of trainings conducted	N/A	528
STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM
Outcome Indicator
1. Percentage of accredited tourism enterprises that maintained the tourism standards and regulations	97%	97%
Output Indicators
1. Number of tourism standards reviewed	2	12
2. Percentage of accreditation applications acted upon within 20 working days	96%	98%

DECEMBER 25, 2023	OFFICIAL GAZETTE	293
DEPARTMENT OF TOURISM

3. Number of accredited enterprises	N/A	8,863
MARKET AND PRODUCT DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of products developed and/or enhanced	N/A	33%
2. Percentage increase in the number of partners selling the Philippines in the domestic and international markets	N/A	20%
Output Indicators
1. Number of travel trade development/support activities conducted	389	380
2. Number of consumer activations conducted/ support activities conducted	523	861
3. Number of product development activities conducted	N/A	418

B. INTRAMUROS ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOMES

1.	Cultural heritage conserved

2.	Tourism development promoted and visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Cultural heritage conserved

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of existing sites/structures maintained or conserved and restored	100%	100%
2. Percentage of existing artifacts maintained	40.30%	44.88%
3. Percentage increase in visitors	519,865	175%
Output Indicators
1. Number of sites/structures maintained	39	39
2. Number of artifacts maintained	2,418	2,640

INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM
Outcome Indicators
1. Percentage of occupancy of IA commercial properties	94%	94%
2. Percentage increase in occupancy of IA event facilities	-37.07%	-23.80%
3. Percentage increase in revenue	60,106,022	41.42%
Output Indicators
1. Percentage of application for use of event facilities acted upon within 24 hours	100%	100%

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2. Number of promotional activities i.e., sales missions, trade fairs, client calls, advertisements, brochures	22	22
3. Revenue generated from leasing and rental of facilities	P34,000,000	P35,000,000

Tourism development promoted and visitor experience enriched
INTRAMUROS TOURISM PROMOTIONS PROGRAM
Outcome Indicator
1. Percentage increase in visitor arrivals	2.40%	4%
Output Indicator
1. Number of events held	160	190

INTRAMUROS REGULATORY PROGRAM
Outcome Indicators
1. Percentage compliance of building owners to PD No. 1616	80.17%	81.06%
2. Percentage compliance of permit and clearance holders	95%	95%
Output Indicators
1. Percentage of establishments and structures inspected/audited	90%	90%
2. Number of building, repair and other ancillary permits processed/issued within 3 days	1,260	1,270

C. NATIONAL PARKS DEVELOPMENT COMMITTEE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOMES

1.	National parks preserved and developed

2.	Visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
National parks preserved and developed

PARKS MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage change in park visitors	11,484,620	-62.94% (4,255,686)
2. Percentage of visitors who rate the quality of parks as satisfactory or better	92.03%	96%
3. Percentage decrease in park rules violations	304	-34.87% (198)
Output Indicators
1. Percentage reliability of CCTV	94%	96%
2. Percentage of security guards deployed	100%	100%
3. Average percentage of year for which parks are open to the public during normal and business hours	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	295
DEPARTMENT OF TOURISM

Visitor experience enriched

CULTURAL AND EVENTS PROGRAM
Outcome Indicators
1. Percentage of park end users who rate the parks’ arts and cultural programs as satisfactory or better	99.79%	97.50%
2. Number of attendees/viewers for the parks’ physical and/or virtual arts and cultural programs	736,675	707,400
Output Indicator
1. Number of arts and cultural programs held	2,045	5,545

D. PHILIPPINE COMMISSION ON SPORTS SCUBA DIVING

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOMES

1.	Dive establishments and liveaboard dive boats maintained the standards and regulations set by the PCSSD

2.	Enhanced and developed rules and regulations, standard, and procedures

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Dive establishments and liveaboard dive boats maintained the standards and regulations set by the PCSSD

STANDARDS AND REGULATORY PROGRAM
Outcome Indicator
1. Percentage of accredited dive establishments and liveaboard dive boats that maintain standards and regulations	90%	90%
Output Indicators
1. Number of accredited dive establishments and liveaboard dive boats	250	250
2. Number of accredited recreational scuba divers and dive professionals	120	120
3. Number of monitoring activities conducted	85	85

PLANNING AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of rules and regulations, standards, and procedures developed or enhanced	7	7
Output Indicators
1. Number of technical assistance provided to dive stakeholders
A. LGU	2	2
B. Non-LGU	2	2
2. Percentage of entities assisted who rate the technical assistance as satisfactory	90%	90%

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XXV. DEPARTMENT OF TRADE AND INDUSTRY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

3.	Consumer welfare improved

ORGANIZATIONAL OUTCOME

1.	Exports and investments increased

2.	Industries developed

3.	MSMEs assisted and developed

4.	Consumer welfare enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Exports and investments increased

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Amount of exports	US$91.1 Billion	US$102.7 Billion
2. Amount of approved investments	PhP915 Billion	PhP1.151 Trillion
Output Indicators
1. Number of exports and investment promotion activities locally and globally	54	74
2. Number of trade policy strategy papers developed for priority product, service, and/or market	16	25
3. Number of exporters assisted	3,576	4,998
4. Number of investors assisted	3,037	2,512

Industries developed

INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Employment generated from the industry increased annually	466,000	530,000 - 630,000
2. Employment generated from the services sector increased annually	617,000	318,000 - 378,000
Output Indicators
1. Number of industry roadmaps, policies, plans, researches, studies and position papers formulated	177	356
2. Number of localization activities, conferences, workshops, consultative sessions and capacity building sessions conducted	517	900
3. Stakeholder engagement rating	88%	89%

DECEMBER 25, 2023	OFFICIAL GAZETTE	297
DEPARTMENT OF TRADE AND INDUSTRY

MSMEs assisted and developed

MSME DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of MSMEs assisted to the total number of MSMEs in manufacturing, retail trade, construction and services sectors	34%	47%
Output Indicators
1. Number of MSMEs assisted	301,436	461,114
2. Number of clients assisted by the Negosyo Centers	821,771	811,242
3. Percentage of MSMEs assisted who rate DTI assistance as satisfactory or better	100%	100%

Consumer welfare enhanced

CONSUMER PROTECTION PROGRAM
Outcome Indicator
1. Consumer resolution rate	97%	99%
Output Indicators
1. Percentage of consumer complaints resolved through mediation and arbitration within the prescribed time	96%	100%
2. Percentage of applications for permits/ accreditation/licenses/authorities processed within the prescribed time	100%	100%
3. Number of Price Monitoring Reports submitted within the prescribed time	12,310	4,201

CONSUMER EDUCATION AND ADVOCACY PROGRAM
Outcome Indicator
1. Level of consumer awareness increased	70%	80%
Output Indicators
1. Number of consumer awareness and advocacy initiatives undertaken	7,734	10,565
2. Number of consumer education information materials produced	4,551	1,160
3. Percentage of clients who rate the DTI advocacy initiatives as satisfactory or better	97%	98%

B. BOARD OF INVESTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

1.	Competitive industries developed

2.	Investments increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Competitive industries developed

INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Manufacturing Gross Value Added (GVA) as percentage of Gross Domestic Product (GDP)	23.3%	16.8%-17.0%
2. Manufacturing employment as percentage of total employment	8.81%	7.2% - 7.5%
3. Amount of new foreign and domestic investments and percentage increase over last year generated from BOI firms	PhP914.96 Billion (48.3% increase)	PhP995.59 Billion (10% annual increase)
Output Indicators
1. Number of programs, activities, projects implemented for the identified priority sectors	22	24
2. Number of policies developed and approved in support
of Industry Development Program	38	40

Investments increased

INVESTMENT PROMOTION PROGRAM
Outcome Indicators
1. Amount and percentage increase in the amount of Investment Promotion Agencies (IPA)-approved investments	PhP1.084 Trillion (19.3% increase)	PhP1.151 Trillion (24.06% increase)
2. Number of employment generated from IPA-approved projects	192,335	95,439
Output Indicators
1. Number of leads generated from organized and conducted investment promotion activities in priority sectors	159	130
2. Percentage of applications for registration processed within five (5) weeks	99%	89%

C. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Competitiveness of the construction industry increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	299
DEPARTMENT OF TRADE AND INDUSTRY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Competitiveness of the construction industry increased

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase on CPES utilization among the Top 5 infrastructure implementing agencies (DPWH, DOTr, NIA, NHA and PPA)	5%	10%
2. Percentage increase in construction services exports	10%	20%
3. Percentage rate of construction industry roadmap implemented	10% (average)	20%
Output Indicators
1. Percentage of critical industry issues and concerns addressed	98%	100%
2. Number of promotional activities conducted	19	19
3. Number of training/certification programs conducted	121 runs	146 runs
4. Amount of construction services exports generated	US$31 Million	US$89 Million
5. Number of advocacy, capacity building and stakeholder engagement activities with strategic partners	9	18

CONSTRUCTION INDUSTRY REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the number of renewing licensed contractors	10%	N/A
Percentage increase in the number of contractors with Philippine Contractors Accreditation Board license	11%	28%
Output Indicators
1. Percentage of licensing/registration/project authorization processed within the prescribed time	82% (average )	100%
2. Percentage of contractors’ administrative cases acted upon within the prescribed time	80%	100%
3. Percentage of arbitration cases resolved within the prescribed time	98%	100%

D. COOPERATIVE DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities in industry and services for MSMEs, cooperatives, and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Growth and viability of cooperative enterprises improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Growth and viability of cooperative enterprises improved

COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of compliant micro and small cooperatives graduating to small and medium asset size category, respectively	292 from micro to small 159 from small to medium	270 from micro to small 146 from small to medium
2. Number of cooperatives implementing best practices	1,391	2,500
3. Number of cooperative business process facilitated through value chain	312	500
Output Indicators
1. Percentage and number of registered cooperatives provided with technical assistance	80% or 15,801	90% or 13,500
2. Percentage of clients who rated the technical assistance or other development intervention as good or better	80%	90%
3. Percentage of technical assistance or other development intervention rendered within the prescribed period	80%	90%

COOPERATIVE REGULATION PROGRAM
Outcome Indicator
1. Percentage of cooperatives compliant with laws, policies and regulations	80%	85%
Output Indicators
1. Percentage of applications for registration of cooperatives and amendments to their Articles of Cooperation and By-Laws (ACBL) acted upon within the prescribed period	100%	100%
2. Percentage of cooperatives which rated registration/ amendment processes as good or better	80%	90%
3. Percentage of registered cooperatives inspected/ examined within the year	100%	90%
4. Percentage of non-compliant cooperatives complying with sanctions and directives	60%	80%
5. Percentage of violations/complaints acted upon within fifteen (15) days after knowledge of violations or upon receipt of complaint	80%	100%

E. DESIGN CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Strong design culture cultivated and global competitiveness of Philippine products improved through design

DECEMBER 25, 2023	OFFICIAL GAZETTE	301
DEPARTMENT OF TRADE AND INDUSTRY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Strong design culture cultivated and global competitiveness of Philippine products improved through design

DESIGN INNOVATION, PROMOTION, AND INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage increase in the number of products developed that were commercialized	376	48% (556)
2. Percentage increase in the number of designers and SMEs trained	63	41% (89)
3. Percentage of clients who rate the services as satisfactory or better	96%	98%
Output Indicators
1. Number of design services and technical assistance provided	2,500	3,100
2. Number of intellectual property applications filed	8	93
3. Number of design promotion activities provided	201	268

F. PHILIPPINE TRADE TRAINING CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

More responsive trade training center

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
More responsive trade training center

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM
Outcome Indicators
1. Percentage of PTTC-assisted MSMEs taking positive actions to become global entrepreneurs	10.5%	85%
2. Number of MSMEs aligned with the international market standards	20	N/A
Number of MSMEs enabled for international standards alignment	N/A	700
Output Indicators
1. Number of training sessions conducted	496	N/A
Number of training and learning sessions conducted	N/A	730
2. Percentage of training sessions with satisfactory or better rating	98%	N/A
Percentage of training and learning sessions with satisfactory or better rating	N/A	99%
3. Percentage of MSMEs’ requests responded to within three (3) days	98%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	303
DEPARTMENT OF TRANSPORTATION

XXVI. DEPARTMENT OF TRANSPORTATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1. Rail transport services improved

2. Air and water transport facilities and services improved

3. Road transport services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Rail transport services improved

RAIL TRANSPORT PROGRAM

METRO RAIL TRANSIT (MRT) SUB-PROGRAM
Outcome Indicators
1. % reduction in transfer time from platform to loading	11 minutes (peak hours )	30%
2. % decrease in load factor	128%	18%
Output Indicators
1. Compliance with approved timetable (90% efficiency)	90%	90%
2. Compliance with the peak-hour train availability requirements	90%	90%
3. Increase in average travel speed (kph)	40	40

RAILWAY CONSTRUCTION, REHABILITATION AND IMPROVEMENT SUB-PROGRAM
Outcome Indicators
1. % increase in number of weekday passengers	1,100,000	5%
2. Increase in average weekday peak-hour headway (minutes)	5	-0.5
Output Indicators
1. % completion of new railway system projects	15%	66.41%
2. % completion of expansion of existing railway system projects	15%	5%
Air and water transport facilities and services improved

AVIATION INFRASTRUCTURE PROGRAM
Outcome Indicators
1. % increase in airport facilities capacity	2.36 airports	5%
2. Average decrease in passenger travel time and flight delay	N/A	N/A
Output Indicators
1. % increase in passenger traffic	62,115,054	5%
2. % increase in cargo traffic (tons)	937,994	5%

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MARITIME INFRASTRUCTURE PROGRAM
Outcome Indicators
1. % increase in passenger traffic	2,353,109	5%
2. % increase in vessel traffic	4,737	5%
3. % decrease in passenger waiting time	17 minutes	N/A
4. % increase in tourist arrivals	1,172,474	N/A
Output Indicators
1. No. of social port projects successfully bid out and obligated	0	7
2. No. of tourism port projects successfully bid out and obligated	0	0
Road transport services improved
MOTOR VEHICLE REGULATORY PROGRAM
Outcome Indicators
1. % reduction in average transaction time of:
- Driver’s license issuance	225 minutes	50%
- Motor vehicle registration	1,440 minutes	50%
2. % decrease in the number of apprehensions per major offense	1.71%	N/A
Output Indicators
1. % of motor vehicle registration applications processed within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
2. % of driver’s license and permits issued within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
3. No. of apprehension for which a Temporary Operator’s Permit is issued and complaints acted upon	568,531	568,531
4. No. of motor vehicle replacement plate backlog	1,871,960	0 by 31 October 2024
5. No. of motorcycle plate backlog	13,091,463	0 by 31 October 2024
6. No. of license card backlog	3,900,000	0 by 31 December 2024
LAND PUBLIC TRANSPORTATION PROGRAM
Outcome Indicators
1. % increase in public transport vehicles modernized (improved model year and use of environmentally-friendly fuel)	4%	40%
2. % increase in ridership of public transport service	50%	60%
Output Indicators
1. % of Certificate of Public Convenience/ franchises applications resolved/decided upon within the reglementary period	97%	90%
2. % of holders audited/monitored/penalized for non-compliance with the terms and conditions of the franchise	1%	20%

DECEMBER 25, 2023	OFFICIAL GAZETTE	305
DEPARTMENT OF TRANSPORTATION

3. No. of polices formulated, developed, implemented, updated and disseminated	17	220
4. No. of beneficiaries provided fuel subsidy	1,360,000	1,000,000
5. No. of onboarded/deployed units under the Service Contracting Program (SCP)	18,520	24,784
6. No. of LGU participants under the SCP	58	65
7. No. of routes served under the SCP	420	450
8. No. of corporations/cooperatives enjoined under the SCP	340	360
9. No. of kilometers of bike lane networks established	632 kms	1,177 kms
10. % of Local Public Transport Route Plans reviewed and issued Notice of Compliance or Special Notice of Compliance by mid-year	9.8%	50% by 30 June 2024
11. No. of approved Local Public Transport Route Plans	155	788
12. % of completion of the Metro Manila Urban Transportation Integration Study Update and Capacity Enhancement Project and Inter-Regional/Inter-Provincial Route Rationalization Study	0	35%
13. No. of units with released subsidies through Government Financial Institutions	7,394	10,496
14. No. of units with released subsidies through Private Financial Institutions	915	1,948
15. % of completion of Buy-Back Feasibility Study for the Vehicle Useful Life component of the PUV Modernization Program	0	100%
16. No. of beneficiaries of Tsuper Iskolar Program	9,062	12,062
17. No. of beneficiaries of EnTSUPERneur Program	14,250	17,250

B. CIVIL AERONAUTICS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare

AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM
Outcome Indicators
1. % increase in the total operated capacity (seats)	51,884,957	7%
2. % increase in the number of operated routes	897	5%
Output Indicators
1. No. of air agreements/negotiations initiated or acted upon within a year	9	4
2. % change of application for operating permits acted upon within the prescribed time	4,535	10%

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AIR PASSENGER BILL OF RIGHTS PROGRAM
Outcome Indicators
1. % of matters attended by the Passenger Rights Action Officer	2,755	100%
2. % change in the number of airline violations	50	5%
Output Indicators
1. % of complaints resolved within the prescribed time	549	70%
2. % of air passenger rights related complaints acted upon within the prescribed time	657	100%

C. MARITIME INDUSTRY AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Global competitiveness of maritime industry enhanced

2.	Accessibility, safety and efficiency of maritime transport services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Global competitiveness of maritime industry enhanced
MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicator
1. % increase in the number of operating merchant ships	19,901	10 1,990%
Output Indicator
1. No. of policies formulated, updated, issued and disseminated	16	8
Accessibility, safety and efficiency of maritime transport services improved
MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM
Outcome Indicators
1. % of clients who rate the frontline services as satisfactory or better	70%	70%
2. % increase in the number of Filipino seafarers certified as meeting international standards	62,163	12%
Output Indicators
1. % of applications received are acted upon within the standard processing time	100%	100%
2. % of complaints/reports of violations received are acted upon within the standard processing time	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	307
DEPARTMENT OF TRANSPORTATION

D. OFFICE OF TRANSPORTATION COOPERATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation cooperatives developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Transportation cooperatives developed
TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicators
1. % increase in registered cooperatives accredited	473	12%
2. % increase in the membership of accredited cooperatives	77,767	11.25%
3. % increase in the total value of assets of all accredited Transport Cooperatives (TC)	4,650,314	11.25%
4. % increase of accredited cooperatives with Certificate of Good Standing	322	30%
Output Indicators
1. % of TC processed for accreditation within the prescribed period	40	100%
2. No. of TC development services rendered according to client/s satisfaction and execution standards	1,285	2,052

E. OFFICE FOR TRANSPORTATION SECURITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation systems secured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Transportation systems secured
TRANSPORTATION SECURITY PROGRAM
Outcome Indicators
1. % of transportation facilities compliant with transport security plans, programs, rules and regulations	90%	90%
2. % of transportation facilities compliant with national/international standard	90%	90%
Output Indicators
1. No. of risk assessment conducted	37	50
2. No. of security personnel trained and certified within a prescribed timeframe	891	3,406
3. No. of site inspections and audit/verification conducted within a year	318	560

F. PHILIPPINE COAST GUARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Maritime violations, incidents, and marine pollution reduced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Maritime violations, incidents, and marine pollution reduced
MARITIME SEARCH AND RESCUE PROGRAM
Outcome Indicator
1. % of incidents with successful search and rescue	642	99%
Output Indicators
1. % of incidents responded to	883	96%
2. % of incidents responded to within the prescribed period	883	94%
3. No. of Search and Rescue (SAR) conducted	642	668

MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM
Outcome Indicators
1. % of apprehensions of violations (smuggling, illegal fishing, piracy, human trafficking, counternarcotics, etc.)	540	80%
2. % of Philippine coast under surveillance patrol more than fifty (50) times a year	36,289	70%
Output Indicators
1. No. of kilometers of Philippine coast patrolled/ monitored	416,718	560,000
2. % of maritime area patrolled in square Nautical Miles (sq. NM)	641,418	90%

DECEMBER 25, 2023	OFFICIAL GAZETTE	309
DEPARTMENT OF TRANSPORTATION

MARINE ENVIRONMENTAL PROTECTION PROGRAM
Outcome Indicator
1. % decrease in the number of marine pollution accidents	31	2%
Output Indicators
1. No. of vessels and facilities inspected by PCG on marine pollution regulations	18,621	22,731
2. % of vessels and facilities subjected to two (2) or more marine pollution compliance inspections in the last two (2) years	1.29%	0.80%
MARITIME SAFETY PROGRAM
Outcome Indicator
1. % decrease in maritime incidents reported pertaining to maritime safety	400	1%
Output Indicators
1. No. of Vessel Safety Enforcement Inspection (VSEI) and Pre-Departure Inspection (PDI) conducted	977,465	1,048,112
2. % of operational efficiency of lighthouses	92%	94%

G. TOLL REGULATORY BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Tollway regulatory services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Tollway regulatory services improved
TOLLWAY REGULATORY PROGRAM
Outcome Indicators
1. % decrease in toll road crashes	8,066	2%
2. % increase in average traffic volume in toll roads	931,399	5%
3. % decrease in the number of complaints received during public hearings on rate increases	15	5%
Output Indicators
1. % of complaints acted upon	41	80%
2. No. of inspection conducted	176	292
3. Increased kilometer-length of toll road	123	100

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XXVII. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Sound economic and development management effected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Sound economic and development management effected

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM
Outcome Indicator(s)
1. Percentage of policy recommendations adopted	90.87% (846 of 931)	88%
2. Percentage of agenda items related to the plans for NEDA Board Committees where NEDA is the Secretariat	93.8% (454 of 484)	95%
3. Average client satisfaction rating of members of the following with the secretariat services provided
a. NEDA Board	N/A	4/5 or 80% (Very Satisfactory) average rating
NEDA Board Committees:
b. Social Development Committee	4.53 or 90.6% (Outstanding) average rating	4/5 or 80% (Very Satisfactory) average rating
c. Committee on Tariff and Related Matters	4.49 or 89.8% (Very Satisfactory) average rating	4/5 or 80% (Very Satisfactory) average rating
d. National Land Use Committee (NLUC)	4/5 or 80% (Very Satisfactory) average rating	4/5 or 80% (Very Satisfactory) average rating
e. Regional Development Committee (RDCom)	4.37 or 87.4% (Very Satisfactory) average rating	4/5 or 80% (Very Satisfactory) average rating
f. Other Inter-Agency Committees	4.46 or 89.2% (Very Satisfactory) average rating	4/5 or 80% (Very Satisfactory) average rating
g. Regional Development Councils (RDC)	4.56 or 91.2% (Outstanding) average rating	4.35/5 or 87% (Very Satisfactory) average rating
4. Rate of satisfaction of key officials on the secretariat support provided by LEDAC secretariat	Better	Better

DECEMBER 25, 2023	OFFICIAL GAZETTE	311
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

5. Set of approved Common Legislative Agenda (CLA) that signifies the commitment of both the Executive and the Legislative to pursue priority legislations that are essential to the realization of the goals of the national economy

	1 set	1 set
6. Percentage (%) of bills included in the approved CLA that have been identified as priority legislations in the Philippine Development Plan (PDP)	50%	60%
Output Indicator(s)
1. Percentage of requests for policy recommendations on socio-economic and development matters prepared or reviewed within the required date and/or time of completion	92.95% (1,094 of 1,177)	97%
2. Number of plans prepared/updated and submitted within schedule to NEDA Board, RDCom, NLUC, RDCs, and/or Secretary of Socioeconomic Planning respectively, for approval	8 total	10 total
3. Number of economic reports prepared on or before the release of official statistics for each reference period	44 total	29 total
4. Number of interventions employed to effectively address concerns on CLA	4 Meetings/Interventions	4 Meetings/Interventions
5. Number of monitoring reports / activities on CLA conducted	4 Reports	8 monitoring reports/activities
NATIONAL INVESTMENT PROGRAMMING PROGRAM
Outcome Indicator(s)
1. Average client satisfaction rating of members of the following with the secretariat services provided
NEDA Board Committees:
a. Investment Coordination Committee (ICC)	4.61 or 92.2% (Outstanding) average rating	4/5 or 80% (Very Satisfactory) average rating
b. Infrastructure Committee	4.58 or 91.6% (Outstanding) average rating	4/5 or 80% (Very Satisfactory) average rating
c. Other Inter-agency Committees	4.3 or 86% (Very Satisfactory) average rating	4/5 or 80% (Very Satisfactory) average rating
2. Percentage of programs and projects approved by the ICC included in the Public Investment Program (PIP)	78% (32 of 41)	90%
Output Indicator(s)
1. Number of annual/medium-term public investment program documents prepared/updated and submitted by every end of the year to the concerned inter-agency bodies for appropriate action	29 total	17 total
2. Percentage of project appraised within target deadline	89.95% (188 of 209)	90%

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NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM
Outcome Indicator(s)
1. Adoption of Socio-Economic Report (SER) as basis for Budget Priorities Framework (BPF)	SER adopted in Parts III and IV of the BPF	Philippine Development Report (PDR) adopted in the BPF
2. Percentage of requests for monitoring and evaluation information for policy and decision-making made readily available to policy-makers and various stakeholders within prescribed period	97.84% (136 of 139)	100%
3. Percentage of agencies with problematic projects alerted/assisted to hasten or put project implementation back on track and/or to address implementation issues	100% (286 of 286)	100%
Output Indicator(s)
1. Number of socioeconomic assessment reports prepared and released within schedule	9 total	16 total
a. Socio-Economic Report (SER)		1 Philippine Development Report (PDR)
b. Regional Development Report (RDR)	9 RDRs	15 RDRs
2. One (1) annual report on the performance of Official Development Assistance portfolio prepared and submitted to Congress on or before June 30 annually	1	1
3. Percentage of programs/projects (i.e. ICC-approved programs/projects with complete requirements) re-evaluated within target deadline	96.67% (29 of 30)	90%

B. COMMISSION ON POPULATION AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Nutrition and health for all improved

2.	Accelerated demographic dividend

3.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Access to population management information and services improved

DECEMBER 25, 2023	OFFICIAL GAZETTE	313
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access to population management information and services improved
PHILIPPINE POPULATION MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Modern contraceptive prevalence rate	47%	42.50%
2. Percentage of LGUs with POPDEV policies, plans and programs to address local population issues	5%	40%
3. Number of live births born to adolescent aged 10-17 years (minors)	62,510	50,000
Output Indicator(s)
1. Percentage of relevant national/regional institutions and LGUs provided with technical assistance and capacitated to significantly reduce unmet need for modern family planning by at least 50% (towards zero unmet need)	20%	50%
2. Percentage of relevant national/regional institutions and LGUs provided with technical assistance and capacitated to reduce adolescent pregnancy by 10%	20%	50%
3. Percentage of relevant national/regional institutions and LGUs provided with technical assistance and capacitated to establish and implement functional population and development strategies and programs (Responsible Parenthood and Family Planning (RPFP), Adolescent Health and Development (AHD) and Population and Development (POPDEV) integration)	20%	50%

C. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Alignment of volunteer programs and activities to the national development priorities assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Alignment of volunteer programs and activities to the national development priorities assured

NATIONAL VOLUNTEER SERVICE PROGRAM

Outcome Indicator(s)
1. Percentage of volunteer assisted projects in development priority areas	83.64% of 660	80% of 15,9
2. Percentage of target institutions and organizations participating in volunteering for development	38.30% of 94	96% of 100
Output Indicator(s)
1. Number of public information and advocacy activities on volunteerism conducted	17	203
2. Percentage of programs and projects monitored and evaluated	72.27% of 660	80% of 15,9

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3. Number and percentage of organizations / institutions requesting assistance provided with the same within 30 days upon receipt of request	100% of 12	100% of 85

D. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Greater private sector participation through Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Greater private sector participation through Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects
PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Number of PPP projects added to the pipeline of project development	6	8
Output Indicator(s)
1. Percentage of capacity building activities achieved as targeted per year	100%	100%
2. Percentage of policies approved/issued to the number of planned concept notes	100%	100%

E. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Statistical Capacity of Government Strengthened

DECEMBER 25, 2023	OFFICIAL GAZETTE	315
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Statistical Capacity of Government Strengthened
PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of training courses conducted with participants having significant increase in scores between the pre and post evaluation tests	100%	85%
2. Percentage of participants who were awarded certificate of completion	90%	85%
Output Indicator(s)
1. Total number of training hours provided	1,113	1,417
2. Total number of persons trained	744	1,910
STATISTICAL RESEARCH PROGRAM
Outcome Indicator(s)
1. Percentage of completed research outputs that are utilized by stakeholders and/or adopted by the Philippines Statistical System (PSS)	94%	100%
Output Indicator(s)
1. Number of in-house research project completed	10	10
2. Number of theses/dissertations provided with financial support	1	3
3. Percentage of research studies completed which are published in a refereed journal and/or presented in a users’ or research forum or scientific conference within 12 months after completion	100%	100%

F. PHILIPPINE STATISTICS AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Relevant and accessible statistics provided for evidence-based decision making

2. Citizen’s access to social services facilitated

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and accessible statistics provided for evidence-based decision making
NATIONAL STATISTICS DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of website visits and percentage of favorable feedback	9 Million/95%	40 Million/95%
Output Indicator(s)
1. Number of surveys and censuses conducted and percentage completed within target timeline	38/80%	38/90%
2. Percentage of statistical products disseminated within the Advance Release Calendar or prescribed period	100%	100%
3. Number of data dissemination and fora conducted	7	135
STATISTICAL POLICY AND COORDINATION PROGRAM
Outcome Indicator(s)
1. Percentage of LGUs adopting statistical standards and classification systems	25%	N/A
2. Percentage of NGAs adopting statistical standards and classification systems	25%	N/A
3. Percentage of responding LGUs and/or NGAs that gave feedback on the recommendation to adopt the statistical classification systems	10%	10%
Output Indicator(s)
1. Percentage of agencies with designated statistics which submitted budget proposals for review and endorsement to the DBM	60%	N/A
2. Number of participants from NGAs coordinated on the development/revision/updating of statistical classification systems	12	12
3. Number of new and updated statistical and classification systems	2	4
4. Number of statistical advocacy activities conducted	4	8
5. Number of participants from LGUs and national government agencies provided with training on statistical classification systems	163	163
6. Number of statistical policies prepared, approved by the PSA Board and disseminated	21	15
Citizen’s access to social services facilitated
CIVIL REGISTRATION PROGRAM
Outcome Indicator(s)
1. Percentage of civil registry documents which can be accessed by public through an online system	90%	95%
2. Satisfaction rating by the public of the Civil Registration Services (CRS)	77%	95%
3. Number of registered citizens issued with PhillD	26,357,178	39,600,000
Output Indicator(s)
1. Number of servicing outlets maintained	40	49
2. Number of Local Civil Registrars (LCRs) who are trained on laws, regulations and system on civil registration	100	720
3. Percentage of civil registry applications issued / completed within prescribed time frame	92%	98%
4. Number of fixed and LGU-based PhilSys centers established/maintained	892	221

DECEMBER 25, 2023	OFFICIAL GAZETTE	317
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

G. TARIFF COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Competitiveness of local industries enhanced and international trade promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Competitiveness of local industries enhanced and international trade promoted
TARIFF ADMINISTRATION PROGRAM
Outcome Indicator(s)
1. Number of implementing Executive Orders (EOs) on tariff modification submitted pursuant to Section 1608 of the Customs Modernization and Tariff Act (CMTA) based on Committee on Tariff Related Matters (CTRM) final decisions	1	2
2. Percentage of classification rulings issued under Section 1100 of the CMTA not overruled by the Department of Finance (DOF)	100%	100%
Output Indicator(s)
1. Number of petitions for tariff modification acted upon, including conduct of public hearings, over the total number of petitions received	2 out of 2	2 out of 2
2. Number of applications for tariff classification ruling acted upon over the total number of applications received	351 out of 351	350 out of 350
3. Percentage of investigations on petitions for tariff modification completed within 30 days after termination of the public hearing/consultation and receipt of complete supporting documents pursuant to Section 1608 of the CMTA	100%	100%

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4. Percentage of tariff classification rulings issued within 30 days after receipt of properly documented application, with complete supporting data and sample/picture of subject article, pursuant to Section 1100 of the CMTA	100%	100%

INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM
Outcome Indicator(s)
1. Number of implementing Executive Orders (EOs) on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and international agreements drafted pursuant to Section 1609 of the CMTA based on final CTRM decisions	1	1
2. Percentage of tariff lines in the Philippine Tariff Finder (PTF) updated within 30 days from the issuance of an EO on tariff modification and/or change in tariff nomenclature	100%	100%
Output Indicator(s)
1. Number of investigations and public hearings/ consultations conducted on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and other international agreements over the total number of requests for investigation/public consultation received	0	1 out of 1
2. Number of tariff lines in the PTF updated over the number of tariff lines in an EO on tariff modification and/or change in tariff nomenclature	11,059 out of 11,059	11,609 out of 11,609
3. Percentage of investigations on tariff concessions to be granted by the Philippines under international agreements completed within 30 days after termination of the public hearing/consultation and receipt of complete supporting documents pursuant to Section 1609 of the CMTA	100%	100%
TRADE REMEDY MEASURES PROGRAM
Outcome Indicator(s)
1. Percentage of completed formal investigations on dumping, safeguard and countervailing cases pursuant to Sections 711, 712 and 713 of the CMTA not overturned under the judicial process	100%	100%
Output Indicator(s)
1. Number of applications for trade remedy measure acted upon over the total number of applications received	1 out of 1	2 out of 2
2. Percentage of formal investigations on dumping, safeguard and countervailing cases completed within 120 days (or 60 days when certified as urgent) from the date of receipt of endorsement from DTI/DA and receipt of complete supporting documents pursuant to Sections 711, 712 and 713 of the CMTA	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	319
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

XXVIII. PRESIDENTIAL COMMUNICATIONS OFFICE

A. PRESIDENTIAL COMMUNICATIONS OFFICE (PROPER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
PRESIDENTIAL COMMUNICATIONS PROGRAM
Outcome Indicator
1. Percentage of news and photo releases used by selected print media	90%	94%
Output Indicators
1. Number of news and photo releases disseminated	2,507	3,350
2. Percentage of Presidential events and visits provided with coverage arrangements	95%	95%

B. BUREAU OF COMMUNICATIONS SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
GOVERNMENT COMMUNICATIONS PROGRAM
Outcome Indicator
1. Percentage of the feedback survey respondents from the target audience who gained awareness of presidential policies and government programs after exposure to print and digital information materials and events	90%	90%
Output Indicators
1. Number of communication materials and events produced and disseminated	96,231	102,232
2. Percentage of the feedback survey respondents from the target audience who rated the communication materials and events as good or better	90%	90%
3. Percentage of materials and events produced as scheduled	90%	90%

C. NATIONAL PRINTING OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive and self-sustaining printing operations achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Responsive and self-sustaining printing operations achieved
NATIONAL PRINTING PROGRAM
Outcome Indicators
1. Ratio of cost operating expense against revenue / income	1:1	1:1
2. Amount and percentage increase of revenue income	300,000,000 /10%	440,000,000 /10%
3. Net income	18,000,000	55,000,000
Output Indicators
1. Number of printing work orders completed	1,470	1,480
2. Percentage of accuracy and completeness of printing work	95%	95%
3. Percentage of printing work orders delivered on time	95%	95%

D. NEWS AND INFORMATION BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

DECEMBER 25, 2023	OFFICIAL GAZETTE	321
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM
Outcome Indicators
1. Percentage of national, provincial and foreign news stories and news photos utilized	48,000	100% or 48,000
2. Percentage of presidential stories and photos, transcripts, news monitoring reports and alerts and clippings utilized	100%	100%
3. Percentage of media arrangement, coordination, accreditation and assistance and press center operations rated as satisfactory or better	100%	100%
Output Indicators
1. Percentage of news, information and media services provided both locally and internationally	208,900	100% or 208,900
2. Percentage rating on news, information and media services that were provided both locally and internationally	100%	100%
3. Percentage of news, information and media services provided both locally and internationally rendered within prescribed schedule	100%	100%

E. PHILIPPINE INFORMATION AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
DEVELOPMENT COMMUNICATION PROGRAM
Outcome Indicators
1. Access rate audience of IEC materials developed	95%	95%
2. Percentage of government information officers trained who rate the training as satisfactory or better	95%	97%
3. Percentage of public who are aware / informed of government programs	90%	95%
Output Indicators
1. Percentage of IEC materials produced / disseminated within the prescribed timeframe	95%	97%
2. Percentage of training accomplished within the prescribed timeframe	95%	97%
3. Percentage of consultations held or stakeholders consulted within the prescribed timeframe	95%	95%

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F. PRESIDENTIAL BROADCAST SERVICE - BUREAU OF BROADCAST SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
PUBLIC RADIO BROADCASTING PROGRAM
Outcome Indicator
1. Total number of listeners and percentage of market	300,000 (1.71%)	300,000 (1.71%)
Output Indicators
1. Total number of radio broadcasting hours and percentage increase from previous year	126,100 hrs	126,100 hrs (0%)
2. Number of Cities and Municipalities reached and percentage to total	120 Cities 1,110 Municipalities	120 Cities (82.76%) 1,110 Municipalities (74.55%)

G. PRESIDENTIAL BROADCAST STAFF (RTVM)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

DECEMBER 25, 2023	OFFICIAL GAZETTE	323
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Public access, engagement and understanding of Presidential polices and government programs achieved
PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of presidential events and activities hooked-up and aired by broadcast networks	100%	100%
2. Percentage of likes and shares of presidential events and activities through social media	90%	90%
3. Percentage of satisfactory feedback on requested video and audio materials by the broadcast networks and the general public	100%	100%
Output Indicators
1. Number of presidential events and activities hooked-up and aired by broadcast networks	90%	100%
2. Number of presidential events and activities posted in social media	90%	90%
3. Number of technical support provided to various agencies, local and foreign organizations and broadcast networks meeting the required broadcast quality standards on a prescibed schedule	90%	90%

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XXIX. OTHER EXECUTIVE OFFICES

A. ANTI-MONEY LAUNDERING COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved
ANTI-MONEY LAUNDERING PROGRAM
Outcome Indicator
1. Percentage of cases filed which were favorably decided by the courts	100%	100%
Output Indicators
1. Percentage of Money Laundering / Terrorist Financing (ML/TF) cases acted upon based on international and domestic requests received	100%	100%
2. Percentage of AML / CFT trainings conducted on schedule	100%	100%

B. ANTI-RED TAPE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services ensured

ORGANIZATIONAL OUTCOME

Better government services delivery by institutionalization and implementation of effective and efficient policies and practices to reduce red tape and promote ease of doing business

DECEMBER 25, 2023	OFFICIAL GAZETTE	325
OTHER EXECUTIVE OFFICES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Better government services delivery by institutionalization and implementation of effective and efficient policies and practices to reduce red tape and promote ease of doing business
Ease of Doing Business and Efficient Delivery of Government Services Program
Outcome Indicator
1. Number of agencies compliant to the Citizen’s Charter	1,618	9,799
Output Indicators
1. Number of agencies consulated and trained on Regulatory Management	44	40
2. Percentage of complaint referred/resolved within the turnaround time	50%	85%
3. No. of reforms, policies, plans, researches, studies and position papers formulated	N/A	55
4. No. of conferences, workshops, consultative sessions conducted	N/A	180
5. Stakeholders engagement rating	85%	85%

C. CLIMATE CHANGE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacity of Communities Built, Resilience of Natural Ecosystems to Climate Change Increased, and Mitigation Opportunities towards Sustainable Development Optimized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Adaptive Capacity of Communities Built, Resilience of Natural Ecosystems to Climate Change Increased, and Mitigation Opportunities towards Sustainable Development Optimized
CLIMATE CHANGE POLICY AND ADVISORY PROGRAM
Outcome Indicators
1. Percentage of National Climate Change Action Plan (NCCAP) activities programmed for implementation	84%	84%
2. Percentage of LGUs in the 18 major river basins with climate change adaptation and disaster risk reduction sensitive land use and development plans	66%	100%
Output Indicators
1. Number of plans and policies developed and issued or updated and disseminated	12	14
2. Percentage of actual capacity building activities conducted	80%	80%
3. Percentage of trainees who rate the capacity building as good or better	83%	85%
RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of research program/projects endorsed for implementation	22%	30%
2. Number of partnerships formalized with public and private stakeholders and international organizations	13	10
Output Indicators
1. Percentage of project proposals for qualification in various financial facilities endorsed for approval	33%	50%
2. Percentage of applications for funding acted upon within 21 days	77%	80%
3. Percentage of climate change research projects monitored over the last 2 years	77%	80%

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D. COMMISSION ON FILIPINOS OVERSEAS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Promotion of welfare and interest of Filipinos overseas

ORGANIZATIONAL OUTCOME

Filipinos overseas are productive, well-integrated and active in local development initiatives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Filipinos overseas are productive, well-integrated and active in local development initiatives
OVERSEAS FILIPINO WELFARE PROGRAM
Outcome Indicators
1. Number of programs developed or reviewed or updated	137	137
2. Percentage of program beneficiaries who rated the program services as good or better	96%	97%
3. Percentage of integrated programs at least twice in the last two years	100%	100%
Output Indicators
1. Percentage of overseas Filipinos assisted who rated the services as good or better	95%	97%
2. Percentage of overseas Filipinos who are aware of the programs of the CFO	100%	100%
3. Percentage of requests for assistance responded to within 24 hours	100%	100%

E. COMMISSION ON HIGHER EDUCATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Lifelong learning opportunities for all ensured

2. Income-earning ability increased

3. Technology adoption promoted and accelerated

4. Innovation stimulated

ORGANIZATIONAL OUTCOME

Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth

DECEMBER 25, 2023	OFFICIAL GAZETTE	327
OTHER EXECUTIVE OFFICES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth
HIGHER EDUCATION REGULATION PROGRAM
Outcome Indicators

1. Percentage of Higher Education Institutions (HEIs) with Centers of Excellence, Center of Development, with recognized flagship program, with Autonomous or Deregulated status, or with Level III or Level IV accredited programs

	18.66% (445/2,385)	18.15% (440/2,424)
2. Percentage increase of higher education graduates able to demonstrate excellence in the 21st century global knowledge economy	5.19% (26,264/506,264)	6% (20,700/345,000)
3. Percentage of HEIs subjected to reform	21.98% (432/1,965)	22.04% (439/1,992)
Output Indicators
1. Number and percentage of public and private HEIs visited/inspected/subjected to standards	1,277 (64.99%) (1,277/1,965)	1,295 (65.01%) (1,295/1,992)
2. Percentage of HEIs given incentives for offering quality higher education programs	12.49% (292/2,385)	11.63% (282/2,424)
3. Percentage of permits issued within the prescribed period	26.69% (150/562)	30% (300/1,000)
HIGHER EDUCATION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of tertiary graduates in science, engineering, manufacturing and construction	42.02% (212,750/506,264)	40% (138,000/345,000)

2. Number and percentage increase of government industry-academe collaboration/cooperation on research and innovation projects and joint ventures, consultancy contracts and supervisory-faculty exchange

	170 (32.35%) (55/170)	225 (32%) (72/225)
3. Percentage of scholarship grantees from CHED completing their courses in priority programs	91.95% (2,091/2,274)	79.98% (1,518/1,898)
Output Indicators
1. Number of scholarships and student grants awarded	44,316	20,934
2. Number of faculty members provided with faculty development grants	1,165	750
3. Number of research, development and innovation project proposals funded	238	130

F. COMMISSION ON THE FILIPINO LANGUAGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Filipino and other Philippine languages preserved, enriched, and promoted

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Filipino and other Philippine languages preserved, enriched, and promoted
FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of endangered Philippine languages documented, translated, and validated	26% of 23 endangered languages	30% of 23 or 7
2. Percentage of LGUs and NGAs adopting Filipino in their official correspondence	1.8% of provincial LGUs (80) and NGAs (194)	1.8%
3. Percentage of NGAs with citizen’s charter translated into Filipino	2% of NGAs	2%
Output Indicators
1. Number of historical works, cultural traditions, ethnolinguistic and government issuances translated into English or Filipino	1,770 pages	1,770 pages
2. Percentage of policy advice on language and resolutions adopted by CHED, DepEd and other stakeholders	94%	94%
3. Number of incentives, grants, and awards provided for the writing and publication of works in Philippine languages	24	24

G . DANGEROUS DRUGS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, health and safety

ORGANIZATIONAL OUTCOME

Institutionalization of the Philippine Anti-Illegal Drugs Strategy

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Institutionalization of the Philippine Anti-Illegal Drugs Strategy
DRUG ABUSE PREVENTION AND CONTROL PROGRAM
Outcome Indicators
1. Percentage increase of the number of tasked agencies implementing DDB policies in relation to PADS (old)	67%	N/A
Percentage increase of the number of government agencies implementing DDB policies in relation to PADS (new)	67%	67%
Output Indicators
1. Number of DDB policies implemented by tasked agencies (old)	9	N/A
Number of DDB policies implemented by government agencies (new)	9	9

DECEMBER 25, 2023	OFFICIAL GAZETTE	329
OTHER EXECUTIVE OFFICES

H. ENERGY REGULATORY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Quality and reliability of electricity supply, and reasonable pricing ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Quality and reliability of electricity supply, and reasonable pricing ensured
ELECTRIC POWER INDUSTRY REGULATORY PROGRAM
Outcome Indicators
1. Percentage of Power Supply Agreement (PSA) cases with prayer for provisional authority acted upon within seventy five (75) days from filing	82%	N/A
Percentage of Power Supply Agreement (PSA) and Ancillary Services Procurement Agreement (ASPA) cases with prayer for provisional authority approved or disapproved within seventy five (75) days from filing	82%	82%
2. Percentage of documents for external cases filed within the reglementary period	80%	N/A
Percentage of applications for Certificate of Compliance (COC) approved or disapproved within sixty (60) days upon receipt of complete requirements	98%	98%
3. Percentage of Provisional Authorities to Operate (PAO) approved or disapproved within sixty (60) days upon receipt of the complete requirements for the grant of a PAO	40%	90%
Output Indicators
1. Percentage of applications for Certificate of Compliance (COC) acted upon within fifty (50) days from receipt of the complete requirements	98%	N/A
Number of audits conducted on sites and facilities (subjected to rate audits and regulatory visits)	836	1,000
2. Percentage of verified consumer cases resolved within sixty (60) days upon the time the case was submitted for resolution	70%	70%
3. Percentage of consumer related cases resolved / decided within sixty (60) days from the time the case was submitted for resolution	70%	N/A
Percentage of non-consumer related cases resolved / decided within sixty (60) days from the time the case was submitted for resolution	60%	70%
4. Percentage of non-consumer related cases resolved / decided within ninety (90) days from the time the case was submitted for resolution	60%	N/A
Number of new watt-hour meters tested and calibrated	1,440,000	2,000,000

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5. Number of rules and resolutions promulgated	7	N/A
Percentage of documents for external cases filed within the reglementary period	80%	85%
6. Percentage of applications for Retail Electricity Supplier (RES) License acted upon within sixty (60) days from the receipt of complete requirements	80%	90%
7. Percentage of consumer cases under summary procedures resolved within ninety (90) days from the time the case was filed	58%	70%

I. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1.	Local films quality upgraded

2.	Film heritage preserved and protected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Local films quality upgraded
FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Ratio of quality films shown to number of films produced	5:6	5:6
2. Percentage of films given awards from those provided assistance	25%	42%
3. Percentage increase in film workers provided employment over previous year	6%	6%
Output Indicators
1. Percentage of local films which applied for Cinema Evaluation Board (CEB) grading	84%	N/A
2. Percentage of films Graded “A” or “B” within the prescribed period	88%	N/A
3. Percentage of stakeholders who rate the promotional events as good or better	90%	95%
4. Percentage of films provided incentives/grants based on merit	30%	30%
5. Percentage of award winning producers, directors and actors given priority to avail of incentive/grants	50%	50%
Film heritage preserved and protected
FILM HERITAGE PRESERVATION PROGRAM
Outcome Indicators
1. Percentage of growth in archives holdings	3%	6%
2. Percentage of recoverable films made available for public viewing	0.50%	0.70%
3. Percentage of persons viewing the restored films who rate the quality of the preservation as good or better	96%	98%

DECEMBER 25, 2023	OFFICIAL GAZETTE	331
OTHER EXECUTIVE OFFICES

Output Indicators
1. Number and percentage of films evaluated and considered for restoration	255 1% of 25,500	1,275 5% of 25,500
2. Number of audio-visual elements managed and preserved	1,500	1,500
3. Number of films restored	1	1

J. GAMES AND AMUSEMENTS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and safe professional sports and games developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Fair and safe professional sports and games developed
PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM
Outcome Indicators
1. Increase in revenue collection from off-track betting and professional sports	P18,000,000.00	P18,000,000.00
2. Percentage of license holders/registered entities and permit holders with two (2) or more violations recorded over the current year as a percentage of the total number of violators	100 (no violation)%	100 (no violation)%
Output Indicators
1. Percentage of annual inspections of licensed persons and registered entities	100%	100%
2. Percentage of enforcement actions that are resolved within seven (7) days	100%	100%
3. Percentage of licenses and permits issued within two (2) days	100%	100%

K. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development
GOCC REGULATORY PROGRAM
CORPORATE STANDARDS SERVICES SUB-PROGRAM
Outcome Indicator
1. GOCC Sector average score in the Corporate Governance Scorecard	60.00%	61.00%
Output Indicators
1. Percentage of GOCCs with assessed corporate governance scorecard	100.00%	100.00%
2. Development of the new Compensation and Position Classification System (CPCS)	30% completion of the compensation study	Submission of the Memorandum for the President on the new CPCS to the Office of the President by the end of the year
3. Percentage of talent pool included in the shortlist submitted to the President	12.89%	37.00%
CORPORATE GOVERNANCE SERVICES SUB-PROGRAM
Outcome Indicator
1. Percentage of GOCCs with performance scorecard achieving Social Impact, Stakeholders, and Financial Targets	22.85%	N/A
Output Indicators
1. Proportion of GOCCs with identified competition issues provided with recommendations	100.00%	N/A
2. Percentage of GOCCs with substantial submission and subjected to Performance Targets Setting starting the 3rd quarter of the Year	60.00%	80.00%
3. Percentage of GOCCs with validated Customer Satisfaction Survey report	100.00%	N/A

L. MARAWI COMPENSATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ensure all eligible claimants receive appropriate and fair compensation for the losses they incurred during the Marawi Siege

ORGANIZATIONAL OUTCOME

Established efficient systems and processes for receiving, processing, evaluating, and awarding compensation applications, ensuring smooth operations and effective management of the compensation program

DECEMBER 25, 2023	OFFICIAL GAZETTE	333
OTHER EXECUTIVE OFFICES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS

Established efficient systems and processes for receiving, processing, evaluating, and awarding compensation applications, ensuring smooth operations and effective management of the compensation program

MARAWI SIEGE VICTIMS COMPENSATION PROGRAM
Outcome Indicator
1. Percentage of eligible claims awarded and paid	N/A	10%
Output Indicators
1. Percentage of compensation claims resolved	N/A	10%
2. Number of claims applications received	N/A	10,000
3. Number of Marawi Siege victims whose claims were evaluated	N/A	4,000

M. MINDANAO DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

Development of Mindanao coordinated and facilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Development of Mindanao coordinated and facilitated
MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of the target development partners using the MinDA initiated plans	100%	100%
2. Percentage of policy recommendations adopted by policy makers and partners	100%	100%
3. Percentage of MinDA facilitated projects prioritized for funding	100%	100%
Output Indicators
1. Number of plans facilitated, developed, updated, and completed	36	10
2. Number of policy researches and draft policy instruments prepared	3	10
3. Number of policy recommendations advocated	2	10
4. Number of projects facilitated	378	92
MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM
Outcome Indicator
1. Percentage of MinDA-initiated mechanisms for project implementation, facilitation and policy advocacy	100%	100%
Output Indicators
1. Number of resolutions, partnership agreements, endorsements and other legal mechanisms generated in support to MinDA’s development initatives	152	30
2. Number of mechanisms capacitated and strengthened	17	32
MINDANAO INVESTMENTS PROMOTION PROGRAM
Outcome Indicators
1. Percentage of target leads from investment facilitation turned into commitments	20%	10%
2. Percentage of P-EAGA Programs and Projects implemented	100%	50%

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3. Value of trade transactions facilitated for Mindanao and Palawan (under BIMP-EAGA)	$493,343.00	$500,000.00
Output Indicators
1. Number of investment leads facilitated for Mindanao and Palawan (under BIMP-EAGA)	10	20
2. Number of Philippine-EAGA programs and projects facilitated	51	12
3. Number of investors accessing the investment facilitation services of MinDA	20	20

N. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM
Outcome Indicators
1. Percentage of entities (theaters, television networks, cable television operators, production outfits and film distributors) under MTRCB’s jurisdiction that are compliant with MTRCB rules	99%	99%
2. Increase in the level of awareness of the public on the relevance of classification system for movies and television	a. 5% increase in the number of reports/ reviews/feedbacks received from public viewers b. 5% increase in the number of participants in seminars, fora, and other information dissemination activities conducted	a. 5% increase in the number of reports/ reviews/feedbacks received from public viewers b. 5% increase in the number of participants in seminars, fora, and other information dissemination activities conducted
3. Percentage of movie, television and optical media materials that are reviewed and classified	100%	100%
Output Indicators
1. Percentage of materials submitted for classification that are acted upon within ten (10) days from receipt	100%	100%
2. Percentage of cases resolved within ninety (90) days after the last submission	96%	96%
3. Number of seminars, fora, infomercials and other information dissemination activities conducted	20	50

DECEMBER 25, 2023	OFFICIAL GAZETTE	335
OTHER EXECUTIVE OFFICES

O. NATIONAL COMMISSION FOR CULTURE AND THE ARTS

O.1 NATIONAL COMMISSION FOR CULTURE AND THE ARTS (PROPER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values towards Bayanihan promoted

ORGANIZATIONAL OUTCOME

Arts and culture management enhanced through coordinated actions among affiliated cultural agencies Sense of nationhood and pride in being Filipino strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Arts and culture management enhanced through coordinated actions among affiliated cultural agencies

NATIONAL CULTURE AND ARTS COORDINATION PROGRAM
Outcome Indicators
1. Number and percentage increase of institutionalized culture and arts programs among affiliated cultural agencies	1 and 14%	2 and 22%
2. Percentage of stakeholders who rated the implementation of policies on coordination as good or better	85%	85%
Output Indicator
1. Number of policies on coordination developed with affiliated cultural agencies for the enhancement of culture and arts management	2 policies on coordination	3 policies on coordination
Sense of nationhood and pride in being Filipino strengthened

NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of audience for NCCA programs, events and activities	5% or 2,824,727 (59,319,256)	5% or 2,824,727 (59,319,256)
2. Percentage increase in the number of participants who expressed deeper appreciation of Philippine culture and arts	5%	5%
3. Percentage increase in average value of assets under administration	1.335% or P40 million	1.335% or P40 Million
Output Indicators

1. Number of projects implemented on advancing “pagkamalikhain” value of creative excellence, strengthening culture-sensitive public governance and development, valuing our diverse culture and inculcating Filipino values for the common good

	300 projects	315 projects
2. Number of evaluation reviews of the NCCA investment	4 evaluation reviews	4 evaluation reviews

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O.2 NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Management and preservation of national shrines and artifacts strengthened Awareness, appreciation and access of historical and cultural heritage increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Management and preservation of national shrines and artifacts strengthened
HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of restored historic sites and structures	8%	N/A
2. Percentage increase in the number of conserved and restored historical artifacts and objects	6%	N/A
3. Increase in the number of historic sites and structures restored	6	2
4. Increase in the number of conserved and restored historical artifacts and objects	360	381
Output Indicators
1. Number of historical objects (monuments, shrines, sites, landmarks, relics and documents) under management	1,260	1,440
2. Percentage of protected and preserved sites open for public viewing	90%	N/A
3. Percentage of visitors who rated the quality of preservation as good or better	90%	N/A
4. Percentage of restored and preserved sites open for public viewing	100%	100%
5. Percentage of visitors who rated the services of managed shrines, landmarks, and history museums as satisfactory or better	90%	90%
Awareness, appreciation and access of historical and cultural heritage increased

HISTORICAL COMMEMORATION AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage increase in the number of participants in national events	27%	N/A
2. Percentage increase in the number of media articles published with favorable coverage	50%	N/A
3. Increase in the number of participants in historical commemoration and promotion events	28,561	32,500
4. Increase in the number of produced materials in various media, and published and disseminated historical works	95	105
Output Indicators
1. Number of promotion/special events held (commemorative events, markers, seminars, exhibits, contests, book launch, etc.)	179	N/A

DECEMBER 25, 2023	OFFICIAL GAZETTE	337
OTHER EXECUTIVE OFFICES

2. Percentage of requests for information met within the prescribed timeframe	90%	N/A
3. Percentage of participants who rated the promotion/ special events as satisfactory or better	90%	N/A
4. Number of historical commemoration and promotion events conducted	179	195
5. Percentage of requests for historical and mandate-related information met within the prescribed timeframe	90%	90%
6. Percentage of participants who rated the historical commemoration and promotion events as satisfactory or better	90%	90%

0.3 NATIONAL LIBRARY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Collection, access, and preservation of library resources increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Collection, access, and preservation of library resources increased

NATIONAL LIBRARY PROGRAM
Outcome Indicator
1. Average number of daily library users	500 min, 600 max	6,362
Output Indicators
1. Number of new library materials acquired	290,000 volumes	650,000 volumes
2. Number of Filipiniana materials preserved	144,624,322 pages	146,170,565 pages
3. Number of research/publications produced	6	12

LIBRARY EXTENSION PROGRAM
Outcome Indicator
1. Percentage increase in users of extension/ affiliated (public) libraries	5% (48,421)	7% (271,159)
Output Indicators
1. Number of extension libraries supported	1,700 public libraries	1,720 public libraries
2. Number of extension libraries established	15 public libraries	44 public libraries

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0.4 NATIONAL ARCHIVES OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Management of Government Records Strengthened

Awareness, Appreciation and Access to Archival Records Strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Management of Government Records and Strengthened

GOVERNMENT RECORDS MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of government agencies/offices with approved/updated Records Disposition Schedule	338 offices	4% (15 offices)
2. Number and percentage of government agencies/ offices with Records Disposition System implemented	4,315 offices	1,082 offices/25.08%
Output Indicators
1. Number and percentage increase of agencies/ offices provided with technical assistance	1,501 agencies/office	72 agencies/offices / 4.80%
2. Percentage of requests for authority for disposition of records approved	90%	85%
Awareness, Appreciation and Access to Archival Records Strengthened

GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of records served to general public	17%/2,011 (12,061)	3%/345 (12,406)
2. Percentage increase of users who rated services as good or better	2%	2% /71 (3,633)
Output Indicators
1. Number of pages of archival holdings processed	6,356,002 pages	5,419,200 pages
2. Number of pages of damaged records restored	6,219 pages	5,800 pages
3. Number of promotional activities through printed publication, exhibits, and other media	5 promotional activities	5 promotional activities

P. NATIONAL COMMISSION OF SENIOR CITIZENS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Supportive and enabling environment for the elderly ensured and promoted

DECEMBER 25, 2023	OFFICIAL GAZETTE	339
OTHER EXECUTIVE OFFICES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Supportive and enabling environment for the elderly ensured and promoted

SENIOR CITIZENS POLICY DEVELOPMENT AND PLANNING PROGRAM
Outcome Indicator
1. Percentage of formulated policies and plans for senior citizens that are adopted and implemented by LGUs, NGAS, Senior Citizen Organizations and Development Partners	50%	50%
Output Indicator
1. Number of policies and plans for senior citizens updated and formulated	4 policies and plans	4 policies and plans

SENIOR CITIZENS ACTION FOR DEVELOPMENT AND NATION BUILDING PROGRAM
Outcome Indicator
1. Percentage of trained senior citizens with improved socio-economic activities
Output Indicator	20%	20%
1. Number of consultations, trainings, and information, education and communication (IEC) activities conducted	30 activities	30 activities

Q. NATIONAL INTELLIGENCE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council

NATIONAL INTELLIGENCE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of intelligence reports utilized by National Security Council/National Security Adviser in his report to the President	90%	90%
2. Percentage of actionable intelligence provided to law enforcement units that led to positive results	100%	100%
3. Percentage of information provided to requesting agencies served as basis in the effective implementation of their mandated functions	100%	100%

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Output Indicators
1. Percentage of intelligence reports and estimates for the President, Cabinet, National Security Council, National Security Adviser, and/or law enforcement units produced and disseminated within the prescribed timeframe	100%	100%
2. Percentage of government security services (Records Check, Background Investigation, Recommendation for the Grant of Security Plates, Security Survey, Security Inspection and Audit) provided within requested time	100%	100%
3. Percentage of inputs to policy and decision-making are disseminated within five (5) days	100%	100%

R. NATIONAL SECURITY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant, responsive, timely and accurate national security policy advice provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant, responsive, timely and accurate national security policy advice provided

NATIONAL SECURITY POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy research and strategic studies adopted by the President and the Cabinet Cluster on Security	100%	100%
Output Indicators
1. Number of reports planned/targeted for the year addressing the National Security Policy (NSP) objectives completed	15,434	15,434
2. Percentage of policy research and strategic studies rated by the stakeholders as satisfactory or better	100%	100%
3. Percentage of real time national security related presidential situational awareness reports submitted within the prescribed timeframe	100%	100%

NATIONAL SECURITY MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in national security institutional exchanges/linkages/strategic relations established and sustained	100%	100%
Output Indicators
1. Number of essential elements of information levied to the intelligence sector through NICA	548	548
2. Percentage of clientele who rated the real-time coordination of national intelligence requirements as satisfactory or better	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	341
OTHER EXECUTIVE OFFICES

S. OFFICE OF THE PRESIDENTIAL ADVISER ON PEACE, RECONCILIATION AND UNITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

Negotiated political settlement of all internal armed conflicts achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Negotiated political settlement of all internal armed conflicts achieved

TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM
Outcome Indicators
1. Percentage of completion of delivery of the components of the Annex on Normalization namely security, socioeconomic component, confidence-building measures and transitional justice and reconciliation	16%	20%
2. Percentage completion of the implementation of remaining commitments under the Final Peace Agreement (FPA)	50%	70%
3. Percentage completion of the implementation of agreements	50%	50%
4. Number of women beneficiaries provided with National Action Plan on Women, Peace and Security (NAP-WPS) interventions	500	600
Output Indicators
1. Number of mechanisms reconstituted and operationalized for the implementation of the Comprehensive Agreement on the Bangsamoro (CAB)	19	20
2. Number of mechanisms for the implementation of GPH-MNLF peace agreement established and operationalized	3	10
3. Number of mechanisms supporting the transition of non-state armed groups (NSAGs) into legitimate political or socioeconomic organizations established and/or operationalized	28	29
4. Number of localized NAP-WPS implemented	12	12

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T. OPTICAL MEDIA BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Optical Media Industry effectively regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Optical Media Industry effectively regulated
OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM
Outcome Indicator
1. Maintain the Philippine status of not being included in the 301 Watchlist (USTR)	Not to be included in 301 Watchlist (USTR)	Not to be included in 301 Watchlist (USTR)
Output Indicators
1. Percentage of registrations and licenses acted upon within the prescribed timeframe	97.81%	100%
2. Number and percentage of Inspection Orders served on optical media establishments acted upon within the prescribed timeframe	2,644	3,000
3. Percentage of:	98.19%	100%
a. Administrative cases filed/charged within fifteen (15) days; and	100%	100%
b. Clearances issued within the day	100%	100%

U. PHILIPPINE COMPETITION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1. Consumer welfare enhanced

2. Market efficiency improved

ORGANIZATIONAL OUTCOME

Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced
COMPETITION POLICY ENFORCEMENT PROGRAM
Outcome Indicators	5.7%	N/A
1. Stakeholder awareness of competition policy in the Philippines
2. Percentage of mergers and acquisitions transactions under Phase II and/or motu proprio review resolved within the reglementary period	N/A	100%
3. Percentage of proceedings on anti-competitive agreements and/or abuses of dominance resolved within the reglementary period	N/A	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	343
OTHER EXECUTIVE OFFICES

Output Indicators
1. Number of advocacy and communication activities completed	38	34
2. Percentage of complaints and competition-related issues investigated or studied	100%	100%
3. Percentage of mergers and acquisitions transactions under Phase I review resolved within the reglementary period	N/A	100%

V. PHILIPPINE DRUG ENFORCEMENT AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of drugs suppressed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) /PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Supply of drugs suppressed
DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM
Outcome Indicator
1. Percentage decrease in barangay-drug affectation (old)	25% (5,532)	N/A
Percentage decrease in Drug Personality (new)	1,700 Target Listed Drug Personality	10% Reduction of Annual Target List
Output Indicators
1. Percentage of high value targets (HVTs) arrested in total arrests	Total number of arrests	35% of Total PDEA-initiated arrests are HVTs in PDEA-initiated operations
2. Number of High Impact Operations (HIOs) conducted and % to total operations conducted during the year	693 (46.8%)	325 of total operations are HIOs
3. Percentage of drug-related information and reports acted upon which resulted to anti-drug operations	Total drug-related information and reports acted upon resulted to anti- drug operations	25% total drug-related information and reports acted upon resulted to anti-drug operations

W. PHILIPPINE RACING COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and safe horse racing industry developed

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Fair and safe horse racing industry developed
HORSE RACING INCENTIVE PROGRAM
Outcome Indicators
1. Projected government revenue generated from gross sales	P 1,200,000,000.00	P 1,200,000,000.00
2. Generated Direct Employment	1,500	1,500
Output Indicators
1. Number of races conducted as scheduled according to standards	45 stakes races	45 stakes races
2. Amount of prize money and percentage of paid within 3 days after the race	P 110 million @ 100%	P 110 million @ 100%
HORSE RACING REGULATORY PROGRAM
Outcome Indicators
1. No. of license holders with 1 or more recorded violations in the last three years	200 individuals	200 individuals
2. Decrease in the number of accidents	5% decrease	5% decrease based on 30 cases

Output Indicators
1. Number of applicants for registration, permits, and licenses acted upon within one (1) month	4,000	4,000
2. Number of inspections and investigations undertaken	150	150
3. Percentage of enforcement actions undertaken and resolved as a percentage of the total number of violations	100%	100%

X. PHILIPPINE SPACE AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Enhanced national security, ecological integrity, economic opportunities and evidence-based decision-making from Space Science and Technology Applications (SSTA) utilization, capacity-building, innovations and workforce

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS

Enhanced national security, ecological integrity, economic opportunities and evidence-based decision-making from Space Science and Technology Applications (SSTA) utilization, capacity-building, innovations and workforce

SPACE SCIENCE AND TECHNOLOGY APPLICATIONS (SSTA) PROGRAM
Outcome Indicator
1. Percentage increase of space researchers, scientists and engineers (RSE) working in space related projects or activities in the public and private sector	10%	10%

DECEMBER 25, 2023	OFFICIAL GAZETTE	345
OTHER EXECUTIVE OFFICES

Output Indicators
1. Number of research works, projects, plans, policies, cooperation agreements, products and services designed, implemented, completed, disseminated and evaluated by the PhilSA in line with the KDAs of the Philippine Space Policy.	1	174
2. Number of institutions and individuals that have benefited from grants, scholarships, training, education and public awareness programs of the PhilSA	90	12,071
3. Percentage of request for technical assistance provided within the prescribed time frame	90%	90%

Y. PHILIPPINE SPORTS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Participation in local and international sports competition and source of Filipino athletic talents increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Participation in local and international sports competition and source of Filipino athletic talents increased
AMATEUR SPORTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of grassroots athletes competing in the the Philippine National Games and Batang Pinoy Games	20,048	8,829
2. Number of Filipinos participating in Sports-for-All activities	150,079	187,230
3. Number of national athletes participating in international and national competitions	1,582	1,794
Output Indicators
1. Number of LGUs sending delegates in PSC competitions	358	130
2. Number of promotional events/activities held	92	80
3. Number of national athletes and coaches supported	1,059 ave.	1,191 ave.

Z. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

The Presidential policy reform agenda and the Administration’s program of governance promoted

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
The Presidential policy reform agenda and the Administration’s program of governance promoted
LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of measures in the President’s Legislative Priorities shepherded towards the advance stages of the legislative process	100% (40 bills)	100%
2. Percentage of other congressional measures harmonized and made consistent with the standards and policies of the Administration	100% (105 bills)	100%
3. Percentage of issues addressed to enhance executive-legislative relations	100% (105 bills)	100%
Output Indicators
1. Number of advisories/reports relative to legislative/congressional concerns prepared and submitted to the President/Cabinet	3,104	2,579
2. Number of interventions employed which led to consensus among stakeholders and the harmonization of pending measures in Congress with the policies of the Administration	3,199	4,625
3. Number of presidential activities/engagements with legislators and other stakeholders facilitated	762	1,072

AA. PRESIDENTIAL MANAGEMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

A well-supported Presidency towards the attainment of sustainable development, security and resiliency outcomes

ORGANIZATIONAL OUTCOME

Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives
PRESIDENTIAL STAFF SUPPORT PROGRAM
Output Indicators
1. Percentage of briefers and/or profiles for Presidential engagements submitted	100%	100%
2. Percentage of directive monitoring reports submitted	100%	100%
3. Percentage of Presidential engagement managed	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	347
THE JUDICIARY

XXX. THE JUDICIARY

A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Independent, Effective and Efficient Administration of Justice

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Independent, Effective and Efficient Administration of Justice

ADJUDICATION PROGRAM
Output Indicators
1. Number of resolutions/decisions
Supreme Court	6,000	6,000
Regional Trial Courts	238,861	241,800
Metropolitan Trial Courts	49,073	52,668
Municipal Trial Courts in Cities	66,108	76,814
Municipal Circuit Trial Courts	24,909	34,591
Municipal Trial Courts	24,069	30,574
Shari’a District Courts	47	54
Shari’a Circuit Courts	493	961
Child and Family Courts	21,811	33,380
2. Disposition rate of the courts
Supreme Court	39%	39%
Regional Trial Courts	36%	40%
Metropolitan Trial Courts	50%	50%
Municipal Trial Courts in Cities	50%	51%
Municipal Circuit Trial Courts	40%	55%
Municipal Trial Courts	45%	51%
Shari’a District Courts	24%	25%
Shari’a Circuit Courts	36%	51%
Child and Family Courts	25%	34%

B. PRESIDENTIAL ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of Presidential and Vice Presidential electoral cases/contests achieved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Fair and speedy resolution of Presidential and Vice Presidential electoral cases/contests achieved
ADJUDICATION OF PRESIDENTIAL AND VICE PRESIDENTIAL ELECTORAL PROTEST PROGRAM
Output Indicators
1. Number of pleadings filed and acted upon	80	80
2. Percentage of contested ballots reviewed and appreciated before expiration of the term of office contested	10%	10%
3. Number of case disposals	0	0

C. SANDIGANBAYAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME(S)

1.	People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

2.	Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered
SANDIGANBAYAN ADJUDICATION PROGRAM
CASE MANAGEMENT SUB-PROGRAM
Output Indicators
1. Number of total cases processed (filed, docketed, raffled, assigned and calendared)	5,640	5,640
2. Percentage reduction in aging of court cases from filing to disposition	6.26%	6.26%

CASE DISPOSITION MANAGEMENT SUB-PROGRAM
Output Indicator
1. Percentage of cases disposed	353 (6.26%)	353 (6.26%)

DECEMBER 25, 2023	OFFICIAL GAZETTE	349
THE JUDICIARY

D. COURT OF APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of cases independently, effectively and efficiently rendered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Judgment of cases independently, effectively and efficiently rendered
APPELLATE ADJUDICATION PROGRAM
Outcome Indicators
1. Resolution rate of cases	46%	46%
2. Rate of reduction of aging of cases from filing to disposition	5%	5%
3. Percentage of court users who believe court is accessible, accurate, timely, knowledgeable and courteous service	95%	95%
Output Indicators
1. Number of cases disposed	14,520	14,520
2. Percentage of cases filed this year that were disposed	17%	17%

E. COURT OF TAX APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of tax cases independently, effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Judgment of tax cases independently, effectively and efficiently administered
TAX APPELLATE ADJUDICATION PROGRAM
Outcome Indicator
1. Percentage of cases disposed of over cases filed	79.82%	79.82%
Output Indicators
1. Number of cases received/handled	1,794	1,794
2. Number of cases disposed	352	352

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GENERAL APPROPRIATIONS ACT, FY 2024

XXXI. CIVIL SERVICE COMMISSION

A. CIVIL SERVICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Improved quality of civil servants

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Improved quality of civil servants
CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM
CIVIL SERVICE HR POLICY AND INFORMATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Number of users utilizing data for policy and program development of agencies	70,000	159,500
2. Percentage of stakeholders who rate the policies as satisfactory or better	85%	85%
3. Number of agencies meeting Maturity Level 2, 3, or 4 in all HR areas (Bronze/Silver/Gold-Level Award)	93	115
Output Indicators
1. Number of HRM System recognized	313	404
2. Number of agencies meeting Maturity Level 2 in RSP and PM	60	129
3. Timely updating of Government Human Resource Inventory	2018 IGHR posted in the CSC website on July 26, 2019	IGHR as of June 2024 released on August 31, 2024
4. Percentage of authenticated copies of requested records issued within prescribed time	100%	100%
PUBLIC ASSISTANCE SUB-PRORGRAM
Outcome Indicator
1. Complaints resolution rate	90%	90%
Output Indicator
1. Complaints referral rate	100%	100% of complaints referred to concerned agency/office within three (3) working days
CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM
CIVIL SERVICE PROFESSIONALIZATION SUB-PROGRAM

DECEMBER 25, 2023	OFFICIAL GAZETTE	351
CIVIL SERVICE COMMISSION

Outcome Indicator
1. Percentage of appointments acted upon	55%	75%
Output Indicators
1. Number of days of the release of results/list of passers/eligibles of the Career Service Examination via Pen-and-Paper	N/A	Volume of examinees: a. Aggregate of up to 300k: 60 days b. For every 5k in excess of the 300k: 1 day
2. Number/percentage increase in the pool of eligibles	12,816	12,188
3. Number of slots made available for examinees of various	N/A	500,000
Civil Service Eligibility Examinations
CIVIL SERVICE CAPABILITY BUILDING SUB-PROGRAM
Outcome Indicator
1. Number of agencies reporting application of learning (Level 3 Learning & Development Evaluation)	30	56
Output Indicator
1. Number of civil servants trained	N/A	73,752
PUBLIC SECTOR UNIONISM SUB-PROGRAM
Outcome Indicator
1. Percentage of CNA-related disputes resolved through amicable settlement	51%	53% of PSU-related conciliated concluded with agreement
Output Indicators
1. Number of agencies with accredited public sector unions	1,079	1,222
2. Number of accredited PSUs with CNAs	1,010	1,353
ADMINISTRATIVE JUSTICE PROGRAM
Outcome Indicator
1. Percentage of cases decided	60%	40%
Output Indicator
1. Percentage of promulgated cases decided within one year from filing	75%	70%

B. CAREER EXECUTIVE SERVICE BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Competent, motivated, agile, efficient, resilient public service and practice of good governance

ORGANIZATIONAL OUTCOME

Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Service Officers sustained

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Service Officers sustained
CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of CES positions occupied by CESOs and CES eligibles	50%	50%
Output Indicators
1. Percentage of qualified and commendable officials recommended for appointment/adjustment in CES rank within one (1) month from submission of complete requirements	100%	100%
2. Percentage of officials with complete ratings processed within 30 days after the closing of online submission for all government agencies	100%	100%
3. Percentage of participants rating the training programs conducted at least very satisfactory	90%	90%

DECEMBER 25, 2023	OFFICIAL GAZETTE	353
COMMISSION ON AUDIT

XXXII. COMMISSION ON AUDIT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public accountability upheld and efficiency, economy and effectiveness of government programs improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Public accountability upheld and efficiency, economy and effectiveness of government programs improved

GOVERNMENT AUDITING PROGRAM

NATIONAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations agreed to be implemented by the management	51%	60%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	195	324
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	189	321

CORPORATE GOVERNMENT AUDITING SUB-PROGRAM

Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	92.41%	100%
2. Percentage of audit recommendations agreed to be implemented by the management	60%	60%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	114	571
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	113	569
LOCAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other

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GENERAL APPROPRIATIONS ACT, FY 2024

oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations agreed to be implemented by the management	55%	60.66%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	1,693	1,747
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	1,685	1,747

SPECIAL AUDIT SUB-PROGRAM

Outcome Indicators
1. Percentage of settlement of over/under remittance in the collection of levies	10%	10%
2. Percentage of complaints/requests for audit acted upon vs. complaints/requests received	80%	80%
Output Indicators
1. Number of Fraud Case Evaluation Reports (FCER) submitted by teams from FAO	160	160
2. Number of Fraud/Special/Performance Audit Reports released to audited agencies	18	18
3. Number of Notices of Disallowance (NDs)/Notices of Charge (NCs) issued to agencies	158	158
4. Number of Performance Audit Reports published in the COA website	1	4

TECHNICAL SERVICES AND SYSTEMS AUDIT SUB-PROGRAM

Outcome Indicators
1. Percentage of Technical Evaluation/Inspection/ Appraisal Reports recommendations accepted by the auditor	100%	100%
2. Percentage of Information System (IS)/Information Technology (IT) audit/evaluation recommendations accepted and implemented by the auditees	50%	50%
3. Percentage of Pre-assessment recommendations accepted by the internal audit unit/services of government agencies	50%	50%

Output Indicators
1. Number of Technical Evaluation Reports rendered	7,666	7,757
2. Number of Inspection Reports rendered	6,676	7,806
3. Number of Appraisal Reports rendered	763	851
4. Number of IS/IT audits/evaluation conducted	12	12
5. Number of Pre-Asessments Reports issued to internal audit unit/services of government agencies	4	6

GOVERNMENT ACCOUNTANCY PROGRAM

Outcome Indicators
1. Percentage of Annual Financial Reports (AFRs) for National Government, Local Government and GOCCs and Annual Report on Appropriations, Allotments, Obligations and Disbursements (ARAAOD) submitted/transmitted to the Office of the President and Congress on or before September 30 and April 30, respectively	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	355
COMMISSION ON AUDIT

2. Percentage implementation of accounting standards developed/promulgated/disseminated	73%	90%
3. Percentage of increase in the number of agencies using COA-developed computerized applications on government accounting and financial management which submitted their financial statements and other reports for external audit within three to six months of the end of the year	1.81%	32%
Output Indicators
1. Number of Annual Financial Reports (AFRs) and Annual Report on Appropriations, Allotments, Obligations and Disbursements (ARAAOD) submitted to the Office of the President and Congress on or before September 30 and April 30, respectively	4	4
2. Number of agency users trained and assisted on the use of the COA- developed computerized systems on government accounting and financial management	2,240	2,240
3. Number of government accounting standards, policies, rules and regulations formulated and developed for implementation in government agencies	5	5
4. Percentage of agencies which implemented COA-developed computerized systems on government and financial management	60%	60%
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage of COA Decisions affirmed by the Supreme Court	50%	50%
2. Percentage of the cases decided at the Cluster/Regional level vis-à-vis total cases outstanding	30%	34.35%
3. Percentage of COA Orders of Execution (COE) issued	2.5%	2.5%
4. Percentage of Notice of Finality of Decisions with COE isssued at the level of Cluster Director and Auditor	100%	100%
Output Indicators
1. Number of cases decided	625	625
2. Number of COA Orders of Execution (COE) issued	30	30
3. Number of COA Comments/Pleadings to Certiorari petitions prepared	16	16

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GENERAL APPROPRIATIONS ACT, FY 2024

XXXIII. COMMISSION ON ELECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Free, orderly, honest and credible political exercises

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Free, orderly, honest and credible political exercises
ELECTION ADMINISTRATION PROGRAM
VOTER EDUCATION AND REGISTRATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage increase of new registrants during registration period	7.69% (Local Registration)	2.78%
	38.93% (Overseas Registration)	17.57%
2. Percentage of cleansed database of registered voters	1.17%	100%
Output Indicators
1. Number of voters education/information campaigns conducted	182 - EID	50 - EID

	28,605 - Field Offices	19,896 - Field Offices
2. Number of applications for registration, transfer of registration records, change/correction of entries, reactivation, and reinstatements/inclusions filed and acted upon	8,941,543 (Local Registrants)	1,864,131 (ERSD expected new registrants for 2024)
	373,552 (Overseas Registrants)	240,000 (Overseas Registrants)
3. Number of registration records cancelled (death), deleted (AFIS and double entry), deactivated and reactivated	1,298,604	489,694
ELECTORAL SUPERVISION AND MONITORING SUB-PROGRAM
Outcome Indicator
1. Range of voter turnout	60.70%	Other Electoral Exercises
Output Indicators
1. Number of elections held (for years with election)	1	0
2. Number of command conferences/meetings/discussions conducted with election stakeholders/deputies/media	3	0
ELECTORAL ENFORCEMENT AND ADJUDICATION PROGRAM
Outcome Indicator
1. Increase in percentage of electoral protests resolved within an election cycle	62.20%	16.06%
Output Indicators
1. Number of cases filed:
- Election protest cases, election appeal cases	9	14

DECEMBER 25, 2023	OFFICIAL GAZETTE	357
COMMISSION ON ELECTIONS

- Special action cases	484	200
- Special proceedings	297	1
- Election matters	13	6
- Special cases	0	0

2. Number of cases resolved:
- Election protest cases, election appeal cases	112	18
- Special action cases	1,626	150
- Special proceedings	286	100
- Election matters	4	2
- Special cases	42	1

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GENERAL APPROPRIATIONS ACT, FY 2024

XXXIV. OFFICE OF THE OMBUDSMAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2. Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Reduced incidence and impact of corruption and red tape

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Reduced incidence and impact of corruption and red tape
ANTI-CORRUPTION INVESTIGATION PROGRAM
Outcome Indicator
1. Percentage of completed case build-up reports and fact-finding investigations and/or lifestyle checks resulting in the filing of criminal and/or administrative cases	8.01%	9.00%
Output Indicators
1. Percentage of case build-up reports and fact-finding investigations and/or lifestyle checks completed	20.51%	21.00%
2. Percentage of criminal and forfeiture cases investigated and resolved	40.01%	41.00%
3. Percentage of criminal and forfeiture cases investigated and resolved within a one-year period	17.01%	18.00%
ANTI-CORRUPTION ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of criminal and civil cases tried in court not resulting in an approved demurrer to evidence	12.01%	13.00%
2. Percentage of criminal and civil cases decided by the court resulting in conviction of at least 1 accused	25.01%	26.00%
Output Indicators
1. Percentage of administrative cases adjudicated	40.01%	41.00%
2. Percentage of administrative cases adjudicated within a one-year period	16.01%	17.00%
OMBUDSMAN PUBLIC ASSISTANCE PROGRAM
Outcome Indicator
1. Percentage of frontline service feedback with a rating of at least very satisfactory	80.01%	81.00%

DECEMBER 25, 2023	OFFICIAL GAZETTE	359
OFFICE OF THE OMBUDSMAN

Output Indicator
1. Percentage of requests for assistance and grievances resolved or acted upon within the prescribed time	77.01%	78.00%
CORRUPTION PREVENTION PROGRAM
Outcome Indicator
1. Percentage of satisfied integrity promotion program beneficiaries	80.01%	81.00%
Output Indicator
1. Number of integrity and anti-corruption advocates capacitated and mobilized	10,010	6,000

360	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS (CHR)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

1.	Violations of human rights effectively addressed and remedied

2.	Human rights culture evolved and sustained

3.	Human rights mechanism strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Violations of human rights effectively addressed and remedied
HUMAN RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage of resolved human rights violations cases finally disposed resulting in victims’ access to remedies	85%	90%
2. Percentage of clients who are satisfied with the quality and timeliness of the delivery of protection services	96%	97%
Output Indicators
1. Percentage of human rights cases finally disposed within the prescribed period	95%	95%
2. Percentage of claims for financial assistance processed within the prescribed period	94%	98%
3 Percentage of investigated cases of human rights violations	31%	35%
4. Percentage of programmed visitations on jails/detention centers implemented	85%	88%
Human rights culture evolved and sustained
HUMAN RIGHTS PROMOTION PROGRAM
Outcome Indicator
1. Percentage of participants who passed the post training test	95%	98%
Output Indicators
1. Percentage of programmed trainings, education activities and information campaigns implemented	95%	98%
2. Percentage of programmed IEC materials developed and disseminated	95%	98%

DECEMBER 25, 2023	OFFICIAL GAZETTE	361
COMMISSION ON HUMAN RIGHTS

Human rights mechanism strengthened
HUMAN RIGHTS POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy issuances that have incorporated or used human rights policy issuances	60%	65%
Output Indicators
1. Number of programmed policy issuances submitted/released according to target	48	50
2. Percentage of treaty reports and human rights situationer reports issued/submitted on or before prescribed date	90%	90%

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Establishment, restoration, preservation of the Memorial/Museum/Library/Compendium developed and sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Establishment, restoration, preservation of the Memorial/Museum/ Library/Compendium developed and sustained
HUMAN RIGHTS EDUCATION PROGRAM
Outcome Indicator
1. Percentage of visitors and patrons that rated the museum services as satisfactory or better	75%	76%
Output Indicator
1. Percentage of programmed exhibitions, educational activities websites, offsite shrines, trainings, and information campaigns implemented	70%	82%

362	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXXVI. BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. DEPARTMENT OF AGRICULTURE

A.1. NATIONAL DAIRY AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the dairy sector enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Growth and competitiveness of the dairy sector enhanced
DAIRY INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the gross income (milk revenue) of farmers from previous year	N/A	N/A
2. Percentage of children with weight gains over the targeted number of children served with milk	N/A	N/A
3. Increment in annual milk value of smallholder farmers from previous years	211,296.40	2.81% (94,306.09)
4. Percent coverage of NDA-assisted suppliers to the demand of the National Milk Program	N/A	45%
Output Indicators
1. Number of dairy farmers/cooperatives trained	876	1,142
2. Total dairy animals inventory accumulated through build-up of existing local animals and animal infusion in dairy areas	64,331	76,857
3. Percentage increase in the number of children served in milk feeding program	N/A	N/A
4. Number of NDA-assisted Processors who are suppliers to the Milk Feeding Program	N/A	60
5. Volume of milk produced (million liters)	20.29	27.13

A.2. NATIONAL FOOD AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Market efficiency improved

ORGANIZATIONAL OUTCOME

Food security for rice and corn ensured

DECEMBER 25, 2023	OFFICIAL GAZETTE	363
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Food security for rice and corn ensured
BUFFER STOCKING PROGRAM
Outcome Indicator
1. Rate of compliance to the Strategic Rice Reserve at national level	100% (15 days)	100% (15 days)
Output Indicators
1. Volume of domestic palay procured (metric tons)	368,421 MT	473,684 MT
2. Percentage of total stored stocks maintained in good and consumable condition	99.50%-100%	99.50%-100%

A.3. NATIONAL IRRIGATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Access to economic opportunities in industry by small farmers and fisherfolk increased

2.	Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Irrigation facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Irrigation facilities and services enhanced
IRRIGATION SYSTEMS RESTORATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of farmer beneficiaries with increased productivity (average yield/hectare)	1.01%	0.81%
2. Percentage increase in the average cropping intensity:
a. National Irrigation Systems	1.00%	0.40%
b. Communal Irrigation Systems	2.00%	no data provided
Output Indicators
1. Number of hectares irrigated in all cropping season
a. National Irrigation Systems	1,399,707	1,525,095
b. Communal Irrigation Systems	903,874	no data provided
2. Number of hectares in irrigation systems restored	6,569	11,758
3. Kilometers of canal network repaired/rehabilitated with and without canal lining	318	742.28
IRRIGATION SYSTEMS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase of new service area developed	1.01%	1.28%
2. Percentage increase in the number of farmer beneficiaries	1.00%	1.14%
Output Indicator
1. Number of hectares of new service areas developed	28,164	11,225

364	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

A.4. PHILIPPINE COCONUT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1. Efficiency of Agriculture, Forestry, and Fisheries (AFF) production enhanced

2. Access to markets and AFF-based enterprises expanded

3. Resilience of AFF value chains improved

4. Agricultural institutions strengthened

ORGANIZATIONAL OUTCOME

Growth and Competitiveness of the Coconut and Oil Palm Industry Enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Growth and Competitiveness of the Coconut and Oil Palm Industry Enhanced
COCONUT INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in average annual (gross) income of PCA-assisted farmers per hectare	P23,000	no data provided
2. Average nut yield of coconut palms per year (nuts/tree/year)	64	85
COCONUT ENTERPRISE DEVELOPMENT (COED) SUBPROGRAM
Output Indicators
1. Number of coco-based enterprise established	N/A	no data provided
2. Number of machineries and equipment distributed	N/A	no data provided
3. Number of hectares intercropped with coconut maintained or operationalized	1,117 (2021)	2,813
COCONUT PRODUCTIVITY ENHANCEMENT (CPE) SUBPROGRAM
Output Indicators
1. Number of coconut seedlings planted	489,944	2,455,310
2. Survival percentage of coconut seedlings planted in the last three (3) years	85%	no data provided
3. Increase in area planted with coconut seeds (in hectares)	1,226	17,170
COCONUT RESEARCH AND DEVELOPMENT SUBPROGRAM
Output Indicators
1. Number of coconut research conducted	5	21
2. Number of coconut research completed	5	no data provided
OIL PALM INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator
1. Increase in average annual (gross) income of oil palm farmers (per hectare)	P50,000.00	no data provided
OIL PALM PRODUCTIVITY ENHANCEMENT SUBPROGRAM
Output Indicator
1. Percentage of oil palm seedlings planted vis-a-vis total oil palm to be planted by the government	87,500 hectares	no data provided

DECEMBER 25, 2023	OFFICIAL GAZETTE	365
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

OIL PALM RESEARCH AND DEVELOPMENT SUBPROGRAM
Output Indicator
1. Number of oil palm product research conducted	4	no data provided

A.5. PHILIPPINE FISHERIES DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Fish ports and other postharvest facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Fish ports and other postharvest facilities and services enhanced
FISHERIES INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicator	N/A	N/A
1. Number of fish port/fishery infrastructure facilities and services rated as satisfactory or better
Output Indicators
1. Number of fish ports constructed/rehabilitated/improved	4	4
2. Percentage of fish port projects completed according to plan schedule	100%	100%

A.6. PHILIPPINE RICE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Adoption of high-quality seeds of developed/released rice varieties and other technologies increased

366	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Adoption of high-quality seeds of developed /released rice varieties and other technologies increased
RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of farmers who adopted at least three rice and rice-based technologies in the project sites	100%	100%
2. Increase in palay yield in the project sites	4.15 t/ha (2021)	4-5% increase per year in the project sites
3. Reduction in palay production cost	14.52 pesos/kg	35% cost reduction in the project sites by 2028
Output Indicators
1. Number of research projects implemented	77	87
2. Percentage of research projects completed	100%	100%
3. Number of farmers trained on rice production	4,564	4,546

A.7. SUGAR REGULATORY ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1. Economic opportunities in agriculture, forestry and fisheries expanded

2. Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the sugarcane industry sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Growth and competitiveness of the sugarcane industry sustained
SUGARCANE INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase (Decrease) in MMT of Sugar produced	2.238	-0.271(1.967 MMT)
2. Increase in yield of sugarcane farms (TC/Ha)	56.25	-0.25 (56 tc/ha)
Output Indicators
1. Number of block farms established organized or made	32	21
operational
2. Number of scholarship beneficiaries funded SRA	298	329 scholars, 6,700 farmers/ technical staff
3. No. of kms. of roads constructed	N/A	27
4. No. of meters of bridge constructed	N/A	15
5. Amount of loans released (Php M)	N/A	132.8
6. No. of RDE projects implemented	N/A	23

B. DEPARTMENT OF ENERGY

B.1. NATIONAL ELECTRIFICATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

DECEMBER 25, 2023	OFFICIAL GAZETTE	367
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOME

Access to electrification expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access to electrification expanded
NATIONAL RURAL ELECTRIFICATION PROGRAM
Outcome indicators
1. Increase in connections over identified potential consumers	14,345,892	16,427,693
2. Amount of loans facilitated by national government equity infusion	0	P 470,000,000
Output indicators
1. Number of households energized	554,584	500,000
2. Number of Electric Cooperatives (ECs) that were facilitated with a loan	0	15 ECs

B.2. NATIONAL POWER CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Access to electrification expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access to electrification expanded
MISSIONARY ELECTRIFICATION PROGRAM
Outcome Indicators
1. Percentage increase in SPUG dependable capacity	3.11%	N/A
2. Percentage increase in transmission line length over the previous year	5.87%	2.69%
3. Percentage increase in substation capacity over the previous year	18.37%	16.98%
Output Indicators
1. Percentage of Households (HHs) served over potential coverage	N/A	81.10%
2. Commissioned capacity additions completed (MW)	45.31	N/A
3. Transmission Lines (ckt-kms) completed	71.30	32.00
4. Substation Facilities (MVA) completed	45.00	45.00
5. Distribution Line (ckt-kms) projects completed	N/A	63.43
6. Completed Renewable Energy (RE) Hybridization Project, kWp	N/A	2,802.00

368	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

C. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

C.1. LOCAL WATER UTILITIES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Infrastructure development accelerated and operations sustained

2.	Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Access of Filipinos to adequate Level III water supply and sanitation system improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access of Filipinos to adequate Level III water supply and sanitation system improved
WATER SUPPLY AND SANITATION PROGRAM
Outcome Indicators
1. Percentage of households in operational water district areas with direct access to level III potable water supply and adequate sanitation	38.08%	41.92%
2. Percentage of population in operational water district areas with direct access to level III potable water supply and adequate sanitation	38.54%	42.41%
Output Indicators
1. Number of sanitation projects implemented	N/A	4
2. Number of water supply projects implemented to operationalize non-operational local water districts	N/A	9

C.2. METROPOLITAN WATERWORKS AND SEWERAGE SYSTEM - REGULATORY OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Clean and healthy environment protected

2.	Access to safely managed drinking water system

3.	Availability of effectively operated sewage and septage treatment facilities ensured

ORGANIZATIONAL OUTCOME

Compliance with the provisions of the Revised Concession Agreement and applicable legal requirements

DECEMBER 25, 2023	OFFICIAL GAZETTE	369
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Compliance with the provisions of the Revised Concession Agreement and applicable legal requirements
CONCESSION MONITORING PROGRAM
Outcome Indicators
1. Percentage of compliance at the distribution of MWSS - RO and concessionaires’ samples to Philippine National Standards for Drinking Water (PNSDW) on Bacteriological Quality (Water Quality Monitoring)	95%	95%
2. Percentage of compliance of the MWSS - RO and concessionaires’ samples to applicable DENR effluent standards (Wastewater Monitoring)	90.5%	90.5%
3. Percentage of the total revenues and operating expenditures tested and examined by COA auditors upon completion of the audit. Audit procedures shall include the following:
a. Substantive test of details
b. Substantive analytical procedure	N/A	75%
4. Percentage of complaints resolved within the prescribed timeline from submission for resolution (Customer Complaints Monitoring)	99.74%	100%
5. Number of CAPEX project inspected	16	16

D. DEPARTMENT OF FINANCE

D.1. PHILIPPINE CROP INSURANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Financial risk protection for agricultural producers increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Financial risk protection for agricultural producers increased
CROP INSURANCE PROGRAM
Outcome Indicators
1. Percentage increase in the number of subsistence farmers and fisherfolks provided with agricultural insurance over total number of RSBSA-listed subsistence farmers and fisherfolk	17.41%	30.11%
2. Level of insurance coverage on crops and non-crop agricultural assets (in Million Pesos)	50,853.798	78,688.311
Output Indicators
1. Number of RSBSA-listed susbsistence farmers/fisherfolk covered/insured	1,753,144	2,291,897
2. Percentage of available government premium subsidy (GPS) applied/used up	100%	100%
3. Percentage of claims with complete documents settled the prescribed period	100%	100%

370	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D.2. PHILIPPINE TAX ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Fiscal Sustainability Strengthened and Enhanced through Professionalization of Revenue Personnel

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Fiscal Sustainability Strengthened and Enhanced through Professionalization of Revenue Personnel
SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM
Outcome Indicator
1. At least 60% of attendees were evaluated to have demonstrated positive change of behavior in job performance	3,000	3,000
Output Indicators
1. No. of training program/modules designed and implemented by the PTA	50	30
2. Attendance of at least 30% of existing officials and personnel of BIR, BOC, BLGF and local treasurers in a seminar or training program conducted by PTA	5,000	5,000
3. At least 30% of newly hired employees, BIR, BOC, BLGF and newly appointed local treasurers had passed the relevant basic course conducted by PTA	500	500

E. DEPARTMENT OF HEALTH

E.1. LUNG CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable pulmonary health care services assured

DECEMBER 25, 2023	OFFICIAL GAZETTE	371
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access to quality and affordable pulmonary health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	90%	90%
Output Indicators
1. Hospital acquired infection rate	Not more than 5%	Not more than 5%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced	61%	61%

E.2. NATIONAL KIDNEY AND TRANSPLANT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable renal health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) /PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access to quality and affordable renal health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	92%	92%
Output Indicators
1. Hospital acquired infection rate	Less than 3%	Less than 3%
2. Triage response rate	Not less than 97%	Not less than 97%
3. Percentage of indigents assisted to total patients serviced	27%	27%

E.3. PHILIPPINE CHILDREN’S MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable tertiary pediatric health care services assured

372	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access to quality and affordable tertiary pediatric health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	Not less than 95%	Not less than 95%
Output Indicators
1. Hospital acquired infection rate	Not more than 5%	Not more than 5%
2. Triage response rate	100%	95%
3. Percentage of indigents assisted to total patients serviced	72%	80%
TRAINING AND RESEARCH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees who completed the program and passed certifying board exams	60%	65%
2. Percentage of completed medical research presented and published	80%	80%
Output Indicators
1. Number of accredited training program sustained	43	43
2. Percentage of government professionals trained in affiliations and observership training program	54%	55%
3. Percentage of research projects completed within proposed timeframe	100%	100%

E.4. PHILIPPINE HEALTH INSURANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Financial risk protection improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Financial risk protection improved
NATIONAL HEALTH INSURANCE PROGRAM
Outcome Indicators
1. Percentage of Filipinos with PhilHealth coverage (population coverage rate)	91%	100%
2. Percentage of indigent members hospitalized without out-of-pocket expenditures	82.38%	no data provided
Output Indicators
1. Number of indigent families and senior citizens covered	20,523,634	21,009,595
2. Percentage of indigent families and senior citizens covered	100%	100%
3. No. of financially incapable families provided NHIP entitlements	N/A	N/A

DECEMBER 25, 2023	OFFICIAL GAZETTE	373
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

E.5. PHILIPPINE HEART CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable cardiovascular services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access to quality and affordable cardiovascular services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	5%	5%
2. Treatment success rate	95%	96%
Output Indicators
1. Hospital acquired infection rate	1.10%	<1.10%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced	78%	80%

E.6. PHILIPPINE INSTITUTE OF TRADITIONAL AND ALTERNATIVE HEALTH CARE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved
TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage of researches adopted by the industry	100%	100%
2. Percentage of certified T&CM practitioners and accredited facilities available to the public	100%	100%
Output Indicators
1. Percentage of research projects completed within the last 3 years with results published in recognized journals or presented in local and international conferences	80%	80%
2. Percentage of research projects completed	100%	100%
3. Percentage of applications for certification of practitioners and accreditation of clinics and Traditional and Alternative Health Care (TAHC) organizations acted upon within 15 days	100%	100%

374	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

F. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

F.1. NATIONAL HOUSING AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Adequate housing for low-income families provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Adequate housing for low-income families provided

COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM
Outcome Indicators
Sub-program 1: Lot Development and Provision of Housing and Community Facilities Sub-program
1. Percentage decrease in number of homeless low-income families	4.6%	0.1%
2. Percentage of houses built which remained unoccupied	40.5%	20%
3. Collection efficiency rate	19.9%	50%
Sub-program 2: Housing Assistance Sub-program
1. Percentage of partially or totally damaged houses reconstructed/repaired	N/A	N/A
Output Indicators
Sub-Program 1: Lot Development and Provision of Housing and Community Facilities Sub-program
1. Number of lots/house and lot packages/housing units constructed/provided	46,544	1,723
2. Percentage of lots/house and lot packages/housing units completed within time agreed upon with beneficiaries	39.5%	90%
3. Percentage of beneficiaries awarded with housing units who rated the lots/house and lot packages as satisfactory or better	98%	90%
Sub-program 2: Housing Assistance Sub-program
1. Number of calamity-stricken families provided Emergency Housing Assistance according to standard time agreed upon	N/A	N/A

F.2. SOCIAL HOUSING FINANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low-income families improved

DECEMBER 25, 2023	OFFICIAL GAZETTE	375
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Access to secure shelter financing of low-income families improved

HIGH DENSITY HOUSING PROGRAM
Outcome Indicators
1. Decrease in the number of ISFs living in unacceptable housing based on HUDCC Housing Needs Estimates	7,312 ISFs (50% of 2021 incremental housing needs - 14,623 families)	7,753 ISFs (50% of 2024 incremental housing needs - 15,506 ISFs)
2. Collection Efficiency Rate	76.60% CER (current and past due accounts)	66% cumulative CER
Output Indicators
1. Total number of ISFs residing in danger areas provided with land tenure security and upgraded site	1,158 ISFs - Phase I	1,294 ISFs
2. Amount of loans released to legally-organized associations of ISFs residing in danger areas	P 270,301,000	P 75,992,000
3. Projects completed and awarded to households during the year	3 out of 10 HDH Projects	5 out of 9 HDH projects completed
4. Percentage of High Density Housing projects processed within turnaround time	90%	90%
COMMUNITY MORTGAGE PROGRAM
Outcome Indicators
1. Decrease in the number of ISFs living in unacceptable housing based on HUDCC Housing Needs Estimates	7,312 ISFs (50% of 2021 incremental housing needs - 14,623 families)	7,753 ISFs (50% of 2024 incremental housing needs - 15,506 ISFs)
2. Collection Efficiency Rate	76.60% CER (current and past due accounts)	66% cumulative CER
Output Indicators
1. Total number of ISFs provided with land tenure security and upgraded site	2,179 ISFs - Phase 3	1,325 ISFs (includes ISFs served out of other sources)
2. Amount of loans released to legally-organized associations of ISFs	P 1,304,553,000	P 45,044,000
3. Percentage of projects processed within turnaround time	22%	90%

G. DEPARTMENT OF TOURISM

G.1. TOURISM PROMOTIONS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Tourist arrivals and earnings/receipts increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Tourist arrivals and earnings/receipts increased
MARKETING AND PROMOTIONS PROGRAM
Outcome Indicator
1. No. of tourist arrivals in TPB’s international market	7,000,000	3,070,000
Output Indicators
1. Percentage of TPB-organized domestic and international projects completed within the prescribed deadline	N/A	75%
2. Percentage of foreign-organized domestic and international tourism promotions projects assisted	N/A	75%
3. Percentage of locally-organized domestic and international tourism promotions projects assisted	N/A	80%

H. DEPARTMENT OF TRADE AND INDUSTRY

H.1. CENTER FOR INTERNATIONAL TRADE EXPOSITIONS AND MISSIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Increased Trade Promotion Activities

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Increased Trade Promotion Activities

EXPORT/TRADE PROMOTION PROGRAM
Outcome Indicators
1. Percentage increase in number of companies participating in Export Promotion activities	N/A	20% increase from 2023 target of 718 companies
2. Percentage of returning companies in Signature Events	47%	47%
3. Percentage increase in the amount of potential export orders	N/A	20% increase from 2023 target of US$66.49M total export orders
Output Indicators
1. Total export orders	US $66.49M	US $79.788M
2. Number of companies participating in Export Promotions Activities	718	862
3. Number of Trade Inquiries in Export Promotion Events	5,691	6,829
4. Number of Trade Buyers attending Export Promotion Events	2,684	3,221

H.2. SMALL BUSINESS CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Catalyze increased allocation and accelerated delivery of financing resources to MSME segments traditionally considered unfinanceable

ORGANIZATIONAL OUTCOME

Sustainable MSMEs increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	377
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Sustainable MSMEs increased

PONDO SA PAGBABAGO AT PAG-ASENSO PROGRAM
Outcome Indicator
1. Number of provinces benefitted by the Program	85	85
Output Indicators
1. Number of MSME beneficiaries	40,000	40,000
2. Pass-on rate by Microfinance Financing Institution	maximum of 30% per annum	maximum of 30% per annum

I. DEPARTMENT OF TRANSPORTATION

I.1. DAVAO INTERNATIONAL AIRPORT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Modern, seamless and effective airport services implemented

ORGANIZATIONAL OUTCOME

Safe, reliable and efficient airport services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Safe, reliable and efficient airport services provided

AIRPORT SYSTEM MAINTENANCE PROGRAM
Outcome Indicator
1. Amount of revenues generated	N/A	P600,487,748.00
Output Indicator
1. Percentage increase in the number of flights per year (Inbound/Outbound)	N/A	32%

I.2. LIGHT RAIL TRANSIT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Modern, seamless and effective transportation implemented

ORGANIZATIONAL OUTCOME

Safe, secure, responsive and reliable LRT services provided

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Safe, secure, responsive and reliable LRT services provided
Safe, secure, responsive and reliable LRT services provided
SYSTEMS AND FACILITIES IMPROVEMENT, REHABILITATION AND MODERNIZATION PROGRAM
Outcome Indicators
1. Optimal capacity in train systems achieved, in passengers per square meter (ppsm)	Line 2 = 6 ppsm	N/A
2. Level of Service (LOS)/Service Quality in General	Line 2 with Satisfactory Rating	N/A
3. Passenger Ridership	P31.64 Milliion	P40.32 Milliion

I.3. PHILIPPINE NATIONAL RAILWAYS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Safe, reliable and efficient rail services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Safe, reliable and efficient rail services provided
RAILWAY SYSTEM MAINTENANCE PROGRAM
Outcome Indicators
1. Amount of revenues generated	P102,856,209	P102,856,209
2. Percentage of the riding public who rated the rail services as satisfactory or better	50%	50%
Output Indicators
1. Percentage increase of passenger trips completed per schedule	98.75%	98.75%
2. Number of passenger ferried/accommodated by safe and more reliable train operation considering 75% load factor	15,273,618	15,273,618

J. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

J.1. DEVELOPMENT ACADEMY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Competence of government officials enhanced and effectiveness and efficiency of assisted government organizations improved

DECEMBER 25, 2023	OFFICIAL GAZETTE	379
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Competence of government officials enhanced and effectiveness and efficiency of assisted government organizations improved
EDUCATION AND TRAINING PROGRAM
Outcome Indicators
1. Percentage of scholar who completed the Education and Training Program	N/A	90%
2. Program beneficiaries reached	N/A	90
Output Indicators
1. Number of government managers/executives and legislative officers/staff trained or capacitated	495	720
2. Capstone Acceptance Rate	98%	85%
3. Number of international projects/hosting implemented	15	15
RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM
Outcome Indicators
1. Number of technical assistance interventions adopted	N/A	37
2. Number of research results adopted	5	21
Output Indicators
1. Number of beneficiary agencies assisted	342	135
2. Number of research/studies undertaken	N/A	20
3. Proportion of knowledge product and information considered as relevant and useful by target readers	N/A	100%

J.2. PHILIPPINE INSTITUTE FOR DEVELOPMENT STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1. Sound, stable and supportive macroeconomic environment sustained

2. Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Government policies and services, through the aid of policy research, improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Government policies and services, through the aid of policy research, improved
SOCIO-ECONOMIC POLICY RESEARCH PROGRAM
Outcome Indicator(s)
1. Percentage of research projects completed within 3 years that has contributed to policy/program formulation, implementation, and evaluation	50%	N/A
2. Percentage of research studies completed in the past three years used or presented for policy-making or to policymakers, cited in government plans, programs, and projects, and/or cited in refereed journals or PIDS-recognized journals	N/A	50%
Output Indicator(s)
1. Number of research studies completed within the year	34	34
2. Percentage of research projects completed within the last 3 years submitted/presented to policymakers and/or cited in an internationally referred or PIDS recognized journal	100%	N/A
3. Percentage of recently completed research studies disseminated through various channels, (i.e., events, seminars, fora, press releases, discussion papers, and online databases, etc.)	N/A	100%

K. OTHER EXECUTIVE OFFICES

K.1. AUTHORITY OF THE FREEPORT AREA OF BATAAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of operational enterprises	90	100
2. Number of generated employment	37,379	40,484
3. Amount of generated investment	P2.81 Billion	P12.36 Billion
Output Indicators
1. Number of infrastructure projects started	3	4
2. Percentage of infrastructure projects implemented in accordance with plans and specifications	93%	100%
3. Number of infrastructure projects completed on schedule	2	4

K.2. BASES CONVERSION AND DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased

DECEMBER 25, 2023	OFFICIAL GAZETTE	381
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased
INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of generated employment	1,743	1,600
Output Indicators
1. Number of infrastructure projects started	4	2
2. Percentage of completion of infrastructure projects	46%	50%

K.3. CAGAYAN ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1. Infrastructure

2. Climate Change Adaptation and Mitigation and Disaster Risk Reduction

3. Economic Development

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	151	161
2. Number of generated employment	3,226	4,790
3. Amount of generated investment	P127.00 Million	P753.87 Million
Output Indicators
1. Number of infrastructure projects started	1	2
2. Percentage of infrastructure projects implemented in accordance with plans and specifications	100%	100%
3. Number of infrastructure projects completed on schedule	1	2

K.4. CULTURAL CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Philippine culture and values promoted

2.	Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

Promotion of Philippine arts and culture improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Promotion of Philippine arts and culture improved
PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of audiences who patronized CCP shows/productions, trainings and workshops	792,971	131,315
2. Percentage increase in the number of audiences	0.41%	-73.73%
3. Percentage of clients who rated the facilities as good or better	93.60%	90%
Output Indicators
1. Number of events held in a year	1,902	565
2. Percentage increase in the number of productions	-12.26%	-57.19%

K.5. PHILIPPINE CENTER FOR ECONOMIC DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Lifelong learning opportunities for all ensured

2.	Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Support for researches and scholarships of UPSE sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Support for researches and scholarships of UPSE sustained
TEACHING AND RESEARCH PROGRAM
Outcome Indicators
1. Percentage of graduate students and faculty who were supported and completed their scholarships on time	50%	65%
2. Number of research outputs in the last 3 years utilized by industry or by other beneficiaries	9	10
Output Indicators
1. Number of graduate students and faculty who availed of fellowship grants	39	52
2. Number of faculty research outputs completed within the year	4	4
3. Percentage of research outputs presented in internationally referred or UP recognized journal in the last 3 years	10%	50%

DECEMBER 25, 2023	OFFICIAL GAZETTE	383
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

K.6. PHILIPPINE POSTAL CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

People-centered, innovative, clean, efficient, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Efficient and on-time delivery of communications, goods and payment services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Efficient and on-time delivery of communications, goods and payment services enhanced
POSTAL SERVICE PROGRAM
Outcome Indicator
1. Volume of franked mails posted	6,014,882 (2021)	6,541,831
Output Indicator
1. Percentage increase of revenues from last year	P532.148 M (2021) P548.677 M (2022)	-0.01

K.7. SUBIC BAY METROPOLITAN AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Jobs generated within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Jobs generated within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of generated employment	140,001	142,801
Output Indicators
1. Amount of income from operations	P 3,553,933,545	P 4,043,480,708
2. Number of projects started	6	11
3. Percentage of projects implemented in accordance with the contract	40%	49.95%

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GENERAL APPROPRIATIONS ACT, FY 2024

K.8. ZAMBOANGA CITY SPECIAL ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	30	102
2. Number of generated employment	1,532	1,108
3. Amount of generated investment	P1,504 Million	P2,240.5 million
Output Indicators
1. Number of infrastructure projects started	2	4
2. Percentage of infrastructure projects implemented in accordance with plans and specification	100%	100%
3. Number of infrastructure projects completed on schedule	4	4

DECEMBER 25, 2023	OFFICIAL GAZETTE	385
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

XXXVII. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

1.	Ecological, safe and efficient solid waste disposal and management ensured

2.	Safe and smooth flow of traffic in Metro Manila thoroughfares assured

3.	Flood mitigation assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Ecological, safe and efficient solid waste disposal and management ensured

METROPOLITAN MANILA SOLID WASTE MANAGEMENT PROGRAM
Outcome Indicators
1. Available capacity of current landfill space	Available space for the next 10 yrs	Available space for the next 10 yrs
2. Percentage of solid waste diverted as a result of recycling activities of LGUs	57% diversion rate	N/A
3. Percentage compliance of landfills of ECC requirements and other environmental regulations	100%	100%
Output Indicators
1. Percentage of daily reports on sanitary landfills filed	100%	100%
2. Number of monitoring activities conducted on sanitary landfills	Quarterly monitoring	Twice a month monitoring
3. Number of information, education campaign on solid waste management conducted	240 seminars	240 seminars

Safe and smooth flow of traffic in Metro Manila thoroughfares assured

METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM
Outcome Indicators
1. Decrease in average travel time along major thoroughfares	2.44 mins/km	2.44 mins/km
2. Average time to resolve traffic obstruction along Metro Manila major thoroughfares	15 mins	15 mins
3. Percentage decrease of corruption reported in traffic operations	1.23% (29 traffic enforcers with cases out of 2,363 traffic enforcers in 2018)	5% reduction in reported cases
Output Indicators
1. Percentage of traffic obstructions/accident reports responded to within fifteen (15) minutes	100%	100%
2. Number and percentage of traffic constables deployed at designated major intersections and thoroughfares at all times	91% (2,192 traffic constables)	N/A

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3. Number and percentage of traffic enforcers deployed to MMDA controlled and managed roads on a daily basis	100% (2,000 traffic enforcers)	100% (2,000 traffic enforcers)
4. Percentage of reliability of traffic signal lights, countdown timers and CCTVs	97%	97%
Flood mitigation assured

METROPOLITAN MANILA FLOOD CONTROL PROGRAM
Outcome Indicators
1. Time of flood water subsidence (for rainfall intensity of less than 40mm/hr)	within 15 mins	N/A
2. Time of flood water subsidence (for rainfall intensity of less than 20mm/hr)	within 30 mins after the rain	within 30 mins after the rain
3. Percentage decrease in flooded areas	12%	N/A
4. Percentage decrease in flooded areas (for rainfall intensity of less than 20mm/hr)	100%	100%
Output Indicators
1. Percentage reliability of all pumping stations and Effective Flood Control Operation System	100%	100%
2. Percentage of waterways and drainage systems declogged and desilted	100%	100%
3. Projects completed within the contract time	100%	N/A
4. Projects completed within the contract period	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	387
STAFFING SUMMARY

I. CONGRESS OF THE PHILIPPINES

A. Senate

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

President of the Senate	1	3,983
Senator	23	76,848
Secretary of the Senate	1	3,341
Sergeant-At-Arms IV	1	2,270
Deputy Secretary of the Senate	3	6,810
Director VI	7	15,890
Director V	9	18,081
Legislative Staff Head	28	56,257
Director IV	17	30,226
Head Executive Assistant	48	75,527
Director III	74	116,416
Director II	38	52,896
Director I	52	64,079

Total Key Positions	302	522,624

Other Positions

Administrative	6	1,671
Support to Technical	2,018	1,135,531
Technical	22	13,807

Total Other Positions	2,046	1,151,009

For the Difference Between the Authorized and Actual Salaries		66,416

Total Permanent Positions	2,348	1,740,049

Total Permanent Filled Positions	1,928	1,503,024

A.1. Senate Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Secretary of the Senate Electoral Tribunal	1	2,270
Deputy Secretary of the Senate Electoral Tribunal	1	2,009
Director IV	1	1,778
Director III	16	25,168

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Total Key Positions	19	31,225

Other Positions

Support to Technical	132	86,496
Technical	5	3,384

Total Other Positions	137	89,880

For the Difference Between the Authorized and Actual Salaries		478

Total Permanent Positions	156	121,583

Total Permanent Filled Positions	101	77,143

B. Commission on Appointments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Secretary of the Commission on Appointments	1	3,341
Sergeant-At-Arms IV	1	2,270
Deputy Secretary of the Commission on Appointments	4	9,080
Legislative Staff Head	26	52,234
Director IV	1	1,778
Director III	10	15,730

Total Key Positions	43	84,433

Other Positions

Administrative	2	489
Support to Technical	245	146,537
Technical	7	5,436

Total Other Positions	254	152,462

For the Difference Between the Authorized and Actual Salaries		9,631

Total Permanent Positions	297	246,526

Total Permanent Filled Positions	255	218,458

DECEMBER 25, 2023	OFFICIAL GAZETTE	389
STAFFING SUMMARY

C. House of Representatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Speaker of the House of Representatives	1	3,983
Member of the House of Representatives	315	1,052,480
Secretary-General of the House of Representatives	1	3,341
Sergeant-At-Arms IV	1	2,270
Deputy Secretary-General of the House of Representatives	12	27,244
Director V	20	40,181
Director IV	13	23,114
Director III	1	1,573
Director II	92	128,070
Chief Political Affairs Officer	316	440,024

Total Key Positions	772	1,722,280

Other Positions

Administrative	12	2,853
Support to Technical	3,307	1,621,927
Technical	337	333,373

Total Other Positions	3,656	1,958,153

For the difference between the Authorized and Actual Salaries		342,100

Total Permanent Positions	4,428	4,022,533

Total Permanent Filled Positions	3,883	3,578,637

C.1. House of Representatives Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Secretary of the House Electoral Tribunal	1	2,270
Deputy Secretary of the House Electoral Tribunal	1	2,009
Director IV	1	1,778
Director III	1	1,573
Attorney VI	5	6,962
Director II	16	22,276

Total Key Positions	25	36,868

Other Positions
Support to Technical	168	84,178

Total Other Positions	168	84,178

For the Difference Between the Authorized and Actual Salaries		2,307

Total Permanent Positions	193	123,353

Total Permanent Filled Positions	117	78,880

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II. OFFICE OF THE PRESIDENT

A. The President’s Offices

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

President of the Philippines	1	5,030
Executive Secretary	1	3,341
Presidential Spokesman	1	3,341
Presidential Assistant II	4	13,365
Deputy Executive Secretary	4	9,080
Presidential Assistant I	10	22,702
Commissioner III	2	4,541
Executive Director IV	1	2,009
Director V	1	2,009
Assistant Executive Secretary	10	20,090
Director IV	27	48,006
Deputy Executive Director IV	1	1,778
Director III	30	47,192
Director II	2	2,784
Attorney VI	9	12,532
Director I	1	1,232
Attorney V	3	3,696
Internal Auditor V	3	3,243
Information Technology Officer III	3	3,243
Engineer V	2	2,162
Chief Accountant	1	1,081
Presidential Staff Officer VI	38	41,078
Architect V	1	1,081

Total Key Positions	156	254,616

Other Positions

Administrative	537	139,840
Support to Technical	21	12,471
Technical	577	305,376

Total Other Positions	1,135	457,687

For the difference between the Authorized and Actual Salaries		9,019

Total Permanent Positions	1,291	721,322

Total Permanent Filled Positions	932	515,613

DECEMBER 25, 2023	OFFICIAL GAZETTE	391
STAFFING SUMMARY

III. OFFICE OF THE VICE-PRESIDENT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Vice-President of the Philippines	1	3,983
Chief of Staff (OVP)	1	2,270
Assistant Chief of Staff (OVP)	1	2,009
Director IV	2	3,556
Head Executive Assistant	1	1,573
Attorney V	1	1,232
Chief Accountant	1	1,081
Vice Presidential Staff Officer VI	6	6,486
Planning Officer V	1	1,081
Internal Auditor V	1	1,081
Information Technology Officer III	1	1,081
Chief Administrative Officer	4	4,324
Attorney IV	1	960
Attorney III	2	1,536

Total Key Positions	24	32,253

Other Positions

Administrative	80	34,443
Support to Technical	4	2,007
Technical	99	52,887

Total Other Positions	183	89,337

For the difference between the Authorized and Actual Salaries		927

Total Permanent Positions	207	122,517

Total Permanent Filled Positions	162	95,364

392	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

IV. DEPARTMENT OF AGRARIAN REFORM

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,164
Board Member III	3	6,028
Department Assistant Secretary	9	18,083
Executive Director III	1	1,778
Regional Agrarian Reform Adjudicator	15	26,671
Director IV	28	49,785
Provincial Agrarian Reform Adjudicator	57	89,689
Head Executive Assistant	1	1,573
Director III	27	42,483
Provincial Agrarian Reform Program Officer II	74	103,044
Attorney VI	1	1,392
Provincial Agrarian Reform Program Officer I	51	62,846
Attorney V	96	118,273
Chief Accountant	1	1,081
Project Development Officer V	2	2,162
Planning Officer V	2	2,162
Internal Auditor V	2	2,162
Information Technology Officer III	2	2,162
Information Officer V	1	1,081
Chief Agrarian Reform Program Officer	170	183,770
Chief Administrative Officer	90	97,290
Municipal Agrarian Reform Program Officer	33	22,709

Total Key Positions	675	857,729

Other Positions

Administrative	1,304	374,059
Support to Technical	850	363,270
Technical	7,204	2,903,827

Total Other Positions	9,358	3,641,156

For the difference between the Authorized and Actual Salaries		56,714

Total Permanent Positions	10,033	4,555,599

Total Permanent Filled Positions	8,119	3,653,633

DECEMBER 25, 2023	OFFICIAL GAZETTE	393
STAFFING SUMMARY

V. DEPARTMENT OF AGRICULTURE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	6	13,622
Department Assistant Secretary	8	16,073
Director IV	33	58,674
Project Manager III	1	1,573
Director III	36	56,643
Head Executive Assistant	1	1,573
Provincial Agricultural Officer	1	1,392
Director II	1	1,392
Attorney V	2	2,464
Chief Administrative Officer	25	27,025
Chief Accountant	1	1,081
Project Evaluation Officer V	10	10,810
Chief Agriculturist	49	52,969
Project Development Officer V	2	2,162
Chemist V	1	1,081
Agricultural Center Chief IV	16	17,296
Information Technology Officer III	4	4,324
Information Officer V	3	3,243
Engineer V	20	21,620
Market Specialist V	1	1,081
Planning Officer V	3	3,243
Development Management Officer V	15	16,215
Chief Science Research Specialist	20	21,620
Training Center Superintendent II	16	17,295
Veterinarian V	3	3,243
Chief Foreign Affairs Research Specialist	1	1,081

Total Key Positions	280	362,136

Other Positions

Administrative	1,929	555,119
Support to Technical	738	304,243
Technical	5,945	2,559,623

Total Other Positions	8,612	3,418,985

For the difference between the Authorized and Actual Salaries		37,287

Total Permanent Positions	8,892	3,818,408

Total Permanent Filled Positions	6,199	2,824,923

394	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Agricultural Credit Policy Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Deputy Executive Director IV	1	1,778
Director II	6	8,353
Financial Analyst V	2	2,162
Economist V	1	1,081
Information Technology Officer III	1	1,081
Project Development Officer V	1	1,081
Planning Officer V	1	1,081
Project Evaluation Officer V	2	2,162
Chief Administrative Officer	2	2,162

Total Key Positions	18	22,950

Other Positions

Administrative	10	3,483
Support to Technical	1	616
Technical	11	5,858

Total Other Positions	22	9,957

For the difference between the Authorized and Actual Salaries		1,144

Total Permanent Positions	40	34,051

Total Permanent Filled Positions	36	29,968

C. Bureau of Fisheries and Aquatic Resources

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director V	1	2,009
Director IV	2	3,556
Director II	16	22,272
Attorney V	1	1,232
Chief Aquaculturist	11	11,891
Chief Fishing Regulations Officer	2	2,162
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081
Market Specialist V	1	1,081

DECEMBER 25, 2023	OFFICIAL GAZETTE	395
STAFFING SUMMARY

Total Key Positions	37	47,446

Other Positions

Administrative	301	78,015
Support to Technical	15	8,418
Technical	1,773	710,376

Total Other Positions	2,089	796,809

For the difference between the Authorized and Actual Salaries		6,699

Total Permanent Positions	2,126	850,954

Total Permanent Filled Positions	1,610	660,238

D. Fertilizer and Pesticide Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chemist V	1	1,081
Chief Agriculturist	2	2,162
Planning Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	8	10,330

Other Positions

Administrative	23	7,817
Support to Technical	4	2,129
Technical	134	66,466

Total Other Positions	161	76,412

For the difference between the Authorized and Actual Salaries		816

Total Permanent Positions	169	87,558

Total Permanent Filled Positions	138	73,507

396	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

E. National Fisheries Research and Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Chief Science Research Specialist	5	5,405
Planning Officer V	1	1,081
Training Specialist V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	9	10,657

Other Positions

Administrative	16	4,777
Technical	81	40,049

Total Other Positions	97	44,826

For the difference between the Authorized and Actual Salaries		54

Total Permanent Positions	106	55,537

Total Permanent Filled Positions	84	45,921

F. National Meat Inspection Service

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Director II	16	22,280
Planning Officer V	1	1,081
Chief Meat Control Officer	5	5,405
Chief Administrative Officer	1	1,081

Total Key Positions	25	33,198

Other Positions

Administrative	16	7,170
Support to Technical	2	1,177
Technical	319	137,081

Total Other Positions	337	145,428

For the difference between the Authorized and Actual Salaries		4,180

Total Permanent Positions	362	182,806

Total Permanent Filled Positions	279	139,355

DECEMBER 25, 2023	OFFICIAL GAZETTE	397
STAFFING SUMMARY

G. Philippine Carabao Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Agricultural Center Chief IV	12	12,972
Information Officer V	1	1,081
Project Development Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	17	19,566

Other Positions

Administrative	16	6,391
Support to Technical	10	5,365
Technical	166	72,613

Total Other Positions	192	84,369

For the difference between the Authorized and Actual Salaries		1,791

Total Permanent Positions	209	105,726

Total Permanent Filled Positions	178	87,165

398	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

H. Philippine Center for Postharvest Development and Mechanization

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Director I	3	3,697
Planning Officer V	1	1,081
Chief Science Research Specialist	8	8,648
Chief Administrative Officer	2	2,162

Total Key Positions	16	18,939

Other Positions

Administrative	45	16,098
Support to Technical	8	4,095
Technical	68	34,606

Total Other Positions	121	54,799

For the difference between the Authorized and Actual Salaries		3,155

Total Permanent Positions	137	76,893

Total Permanent Filled Positions	114	63,015

I. Philippine Council for Agriculture and Fisheries

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Planning Officer V	1	1,081
Development Management Officer V	2	2,162

Total Key Positions	6	7,675

Other Positions

Administrative	47	13,935
Support to Technical	10	3,853
Technical	72	35,001

Total Other Positions	129	52,789

For the difference between the Authorized and Actual Salaries		481

Total Permanent Positions	135	60,945

Total Permanent Filled Positions	88	43,804

DECEMBER 25, 2023	OFFICIAL GAZETTE	399
STAFFING SUMMARY

J. Philippine Fiber Industry Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Director II	9	12,528
Chief Science Research Specialist	1	1,081
Chief Fiber Development Officer	3	3,243
Planning Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	17	22,365

Other Positions

Administrative	77	24,748
Support to Technical	29	12,350
Technical	286	119,802

Total Other Positions	392	156,900

For the difference between the Authorized and Actual Salaries		2,087

Total Permanent Positions	409	181,352

Total Permanent Filled Positions	293	126,567

400	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	9	20,434
Department Assistant Secretary	6	12,055
Director IV	36	64,008
Director III	30	47,191
Attorney VI	4	5,570
Chief Accountant	1	1,081
Planning Officer V	3	3,243
Internal Auditor V	2	2,162
Information Technology Officer III	4	4,324
Information Officer V	3	3,243
Chief Budget and Management Specialist	97	104,857
Training Specialist V	1	1,081
Chief Administrative Officer	23	24,863

Total Key Positions	220	297,453

Other Positions

Administrative	430	184,527
Support to Technical	93	38,692
Technical	773	390,433

Total Other Positions	1,296	613,652

For the difference between the Authorized and Actual Salaries		7,520

Total Permanent Positions	1,516	918,625

Total Permanent Filled Positions	1,085	668,095

DECEMBER 25, 2023	OFFICIAL GAZETTE	401
STAFFING SUMMARY

B. Government Procurement Policy Board - Technical Support Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director IV	2	3,556
Attorney V	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	5	8,139

Other Positions

Administrative	21	10,321
Support to Technical	5	2,858
Technical	65	44,297

Total Other Positions	91	57,476

For the difference between the Authorized and Actual Salaries		48

Total Permanent Positions	96	65,663

Total Permanent Filled Positions	56	36,297

402	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,163
Department Assistant Secretary	7	14,064
Director IV	35	62,230
Executive Director II	2	3,146
Head Executive Assistant	1	1,573
Director III	27	42,473
Schools Division Superintendent	214	297,888
Director II	2	2,785
Vocational School Superintendent I	1	1,232
Assistant Schools Division Superintendent	254	312,963
Attorney V	2	2,464
Chief Education Program Specialist	12	12,972
Chief Administrative Officer	47	50,807
Chief Accountant	1	1,081
Vocational School Administrator III	1	1,081
Project Development Officer V	13	14,053
Planning Officer V	1	1,081
Internal Auditor V	2	2,162
Information Technology Officer III	3	3,243
Engineer V	1	1,081
Teachers’ Camp Superintendent	1	1,081
Chief Health Program Officer	1	1,081
Chief Education Supervisor	518	559,958
Vocational School Administrator II	2	1,920
Vocational School Administrator I	8	6,864

Total Key Positions	1,165	1,420,787

Other Positions

Administrative	42,665	11,741,840
Support to Technical	2,830	1,239,925
Technical	969,487	366,141,629

Total Other Positions	1,014,982	379,123,394

For the difference between the Authorized and Actual Salaries		5,365,704

Total Permanent Positions	1,016,147	385,909,885

Total Permanent Filled Positions	973,133	370,040,025

DECEMBER 25, 2023	OFFICIAL GAZETTE	403
STAFFING SUMMARY

B. Early Childhood Care and Development Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman IV	1	3,341
Executive Director V	1	2,270
Deputy Executive Director IV	1	1,778

Total Key Positions	3	7,389

Total Permanent Positions	3	7,389

C. National Academy of Sports

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Attorney V	1	1,232
Sports Development Officer V	1	1,081
Project Development Officer V	2	2,162
Chief Administrative Officer	4	4,324

Total Key Positions	10	12,150

Other Positions

Administrative	24	12,113
Support to Technical	2	800
Technical	45	23,096

Total Other Positions	71	36,009

Total Permanent Positions	81	48,159

Total Permanent Filled Positions	19	14,781

404	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D. National Book Development Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Director I	2	2,465
Project Development Officer V	4	4,324
Chief Administrative Officer	1	1,081
Board Secretary V	1	1,081
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	9

Total Key Positions	10	12,302

Other Positions

Administrative	31	10,218
Support to Technical	8	5,157
Technical	30	16,045

Total Other Positions	69	31,420

For the difference between the Authorized and Actual Salaries		134

Total Permanent Positions	79	43,856

Total Permanent Filled Positions	55	30,171

E. National Council for Children’s Television

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Project Development Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,940

Other Positions

Administrative	7	3,080
Technical	11	5,710

Total Other Positions	18	8,790

Total Permanent Positions	21	12,730

Total Permanent Filled Positions	15	8,424

DECEMBER 25, 2023	OFFICIAL GAZETTE	405
STAFFING SUMMARY

F. National Museum of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

National Museum Director-General	1	2,270
National Museum Deputy Director-General	2	4,018
Director II	7	9,744
Museum Curator II	8	8,648
Chief Administrative Officer	9	9,729

Total Key Positions	27	34,409

Other Positions

Administrative	244	73,644
Support to Technical	19	6,446
Technical	255	103,769

Total Other Positions	518	183,859

For the difference between the Authorized and Actual Salaries		1,889

Total Permanent Positions	545	220,157

Total Permanent Filled Positions	387	150,337

406	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

G. Philippine High School for the Arts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,432

Other Positions

Administrative	28	7,671
Support to Technical	3	1,152
Technical	32	17,205

Total Other Positions	63	26,028

For the difference between the Authorized and Actual Salaries		403

Total Permanent Positions	66	30,863

Total Permanent Filled Positions	45	18,961

DECEMBER 25, 2023	OFFICIAL GAZETTE	407
STAFFING SUMMARY

VIII. STATE UNIVERSITIES AND COLLEGES

A. University of the Philippines System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

UP President	1	3,341
UP Executive Vice-President	1	2,270
UP Vice-President	4	8,036
University Secretary II	1	2,009
Chancellor II	6	12,054
Chancellor I	15	26,670
Director IV	2	3,556
Executive Director III	1	1,778
Director III	1	1,573
Director II	20	27,842
Director I	19	23,408
Attorney V	2	2,464
Medical Officer V	1	1,232
Chief Accountant	5	5,405
Social Welfare Officer V	1	1,081
Architect V	2	2,162
Records Officer V	1	1,081
Project Development Officer V	1	1,081
Pharmacist VI	1	1,081
Nutritionist-Dietitian VI	1	1,081
Information Technology Officer III	2	2,162
Guidance Services Specialist V	1	1,081
Engineer V	3	3,243
College Librarian V	4	4,324
College Business Manager IV	4	4,324
Registrar V	4	4,324
Chief Scholarship Affairs Officer	1	1,081
Special Police Chief	2	2,162
Chief Administrative Officer	30	32,430

Total Key Positions	137	184,336

Other Positions

Administrative	4,475	1,233,037
Support to Technical	4,390	1,818,964
Technical	5,652	7,584,442

Total Other Positions	14,517	10,636,443

For the difference between the Authorized and Actual Salaries		678,359

Total Permanent Positions	14,654	11,499,138

Total Permanent Filled Positions	13,453	10,801,448

408	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. NATIONAL CAPITAL REGION

B.1. Eulogio ‘Amang’ Rodriguez Institute of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
SUC Vice-President I	1	1,232
Chief Administrative Officer	2	2,162

Total Key Positions	4	4,967

Other Positions

Administrative	50	14,373
Support to Technical	16	6,761
Technical	337	156,475

Total Other Positions	403	177,609

For the difference between the Authorized and Actual Salaries		1,708

Total Permanent Positions	407	184,284

Total Permanent Filled Positions	306	127,794

B.2. Marikina Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573

Total Key Positions	1	1,573

Other Positions

Administrative	45	9,036
Support to Technical	21	8,239
Technical	195	93,368

Total Other Positions	261	110,643

For the difference between the Authorized and Actual Salaries		760

Total Permanent Positions	262	112,976

Total Permanent Filled Positions	188	79,993

DECEMBER 25, 2023	OFFICIAL GAZETTE	409
STAFFING SUMMARY

B.3. Philippine Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	2	3,147
Chief Administrative Officer	2	2,162

Total Key Positions	5	7,318

Other Positions

Administrative	9	7,286
Support to Technical	1	858
Technical	610	417,236

Total Other Positions	620	425,380

For the difference between the Authorized and Actual Salaries		4,212

Total Permanent Positions	625	436,910

Total Permanent Filled Positions	497	315,974

B.4. Philippine State College of Aeronautics

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
SUC Vice-President I	1	1,232
Director I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,118

Other Positions

Administrative	50	13,763
Support to Technical	13	5,985
Technical	181	95,453

Total Other Positions	244	115,201

For the difference between the Authorized and Actual Salaries		912

Total Permanent Positions	248	121,231

Total Permanent Filled Positions	207	94,291

410	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B.5. Polytechnic University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President II	2	2,785
Attorney V	1	1,232
Medical Officer V	2	2,465
Registrar V	1	1,081
Chief Administrative Officer	5	5,405

Total Key Positions	12	15,238

Other Positions

Administrative	422	97,802
Support to Technical	96	43,771
Technical	1,537	953,899

Total Other Positions	2,055	1,095,472

For the difference between the Authorized and Actual Salaries		15,171

Total Permanent Positions	2,067	1,125,881

Total Permanent Filled Positions	1,851	1,017,409

B.6. Rizal Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President II	2	2,784
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,874

Other Positions

Administrative	86	22,068
Support to Technical	15	7,379
Technical	525	291,831

Total Other Positions	626	321,278

For the difference between the Authorized and Actual Salaries		1,795

DECEMBER 25, 2023	OFFICIAL GAZETTE	411
STAFFING SUMMARY

Total Permanent Positions	630	328,947

Total Permanent Filled Positions	437	215,815

B.7. Technological University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	2	3,556
Director II	2	2,784
Chief Administrative Officer	5	5,405

Total Key Positions	10	14,015

Other Positions

Administrative	227	66,136
Support to Technical	65	28,182
Technical	842	490,084

Total Other Positions	1,134	584,402

For the difference between the Authorized and Actual Salaries		4,737

Total Permanent Positions	1,144	603,154

Total Permanent Filled Positions	917	444,101

C. REGION I - ILOCOS

C.1. Don Mariano Marcos Memorial State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Director IV	1	1,778
SUC Vice-President III	1	1,573
Chief Administrative Officer	3	3,243

Total Key Positions	6	8,864

Other Positions

Administrative	329	86,528
Support to Technical	134	35,789
Technical	919	636,539

412	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Other Positions	1,382	758,856

For the difference between the Authorized and Actual Salaries		6,506

Total Permanent Positions	1,388	774,226

Total Permanent Filled Positions	1,145	525,266

C.2. Ilocos Sur Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,663

Other Positions

Administrative	129	32,031
Support to Technical	18	7,204
Technical	378	200,984

Total Other Positions	525	240,219

For the difference between the Authorized and Actual Salaries		1,014

Total Permanent Positions	528	245,896

Total Permanent Filled Positions	487	221,217

C.3. Mariano Marcos State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	2	3,556
Chief Administrative Officer	2	2,162

Total Key Positions	5	7,988

Other Positions

Administrative	268	70,877
Support to Technical	88	25,433
Technical	602	425,998

DECEMBER 25, 2023	OFFICIAL GAZETTE	413
STAFFING SUMMARY

Total Other Positions	958	522,308

For the difference between the Authorized and Actual Salaries		2,515

Total Permanent Positions	963	532,811

Total Permanent Filled Positions	734	361,151

C.4. Pangasinan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	1	1,778
Chief Administrative Officer	2	2,162

Total Key Positions	4	6,210

Other Positions

Administrative	437	124,314
Support to Technical	44	14,084
Technical	754	420,672

Total Other Positions	1,235	559,070

For the difference between the Authorized and Actual Salaries		3,547

Total Permanent Positions	1,239	568,827

Total Permanent Filled Positions	924	443,123

C.5. University of Northern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	199	61,208
Support to Technical	8	4,587
Technical	547	339,002

Total Other Positions	754	404,797

414	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

For the difference between the Authorized and Actual Salaries		2,958

Total Permanent Positions	757	412,187

Total Permanent Filled Positions	620	339,479

D. CORDILLERA ADMINISTRATIVE REGION

D.1. Abra State Institute of Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	57	15,185
Support to Technical	11	3,408
Technical	230	123,579

Total Other Positions	298	142,172

For the difference between the Authorized and Actual Salaries		810

Total Permanent Positions	300	145,841

Total Permanent Filled Positions	270	125,198

D.2. Apayao State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	21	7,325
Support to Technical	3	1,476
Technical	143	71,580

Total Other Positions	167	80,381

For the difference between the Authorized and Actual Salaries		1,097

DECEMBER 25, 2023	OFFICIAL GAZETTE	415
STAFFING SUMMARY

Total Permanent Positions	169	84,337

Total Permanent Filled Positions	122	67,490

D.3. Benguet State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	1	1,778
Chief Administrative Officer	2	2,162

Total Key Positions	4	6,210

Other Positions

Administrative	230	59,389
Support to Technical	65	19,049
Technical	470	367,761

Total Other Positions	765	446,199

For the difference between the Authorized and Actual Salaries		3,537

Total Permanent Positions	769	455,946

Total Permanent Filled Positions	601	316,179

D.4. Ifugao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	76	22,717
Support to Technical	24	8,226
Technical	301	177,259

Total Other Positions	401	208,202

For the difference between the Authorized and Actual Salaries		1,418

416	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Permanent Positions	404	213,791

Total Permanent Filled Positions	368	192,076

D.5. Kalinga State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	46	13,545
Support to Technical	9	2,598
Technical	257	159,073

Total Other Positions	312	175,216

For the difference between the Authorized and Actual Salaries		1,785

Total Permanent Positions	315	181,172

Total Permanent Filled Positions	295	162,131

D.6. Mountain Province State University

(Mountain Province State Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,663

Other Positions

Administrative	59	16,076
Support to Technical	6	2,641
Technical	220	133,749

Total Other Positions	285	152,466

For the difference between the Authorized and Actual Salaries		410

DECEMBER 25, 2023	OFFICIAL GAZETTE	417
STAFFING SUMMARY

Total Permanent Positions	288	157,539

Total Permanent Filled Positions	248	133,132

E. REGION II - CAGAYAN VALLEY

E.1. Batanes State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	3	1,358
Technical	122	47,465
Total Other Positions	125	48,823

For the difference between the Authorized and Actual Salaries		140

Total Permanent Positions	127	51,617

Total Permanent Filled Positions	46	19,710

E.2. Cagayan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	342	95,943
Support to Technical	94	28,601
Technical	855	548,615

Total Other Positions	1,291	673,159

For the difference between the Authorized and Actual Salaries		3,695

418	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Permanent Positions	1,294	681,025

Total Permanent Filled Positions	1,035	559,948

E.3. Isabela State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	516	143,374
Support to Technical	55	16,637
Technical	1,024	632,964

Total Other Positions	1,595	792,975

For the difference between the Authorized and Actual Salaries		9,299

Total Permanent Positions	1,598	806,706

Total Permanent Filled Positions	1,296	695,433

E.4. Nueva Vizcaya State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	261	76,814
Technical	500	322,937

Total Other Positions	761	399,751

For the difference between the Authorized and Actual Salaries		(18,259)

Total Permanent Positions	764	385,924

Total Permanent Filled Positions	533	263,484

DECEMBER 25, 2023	OFFICIAL GAZETTE	419
STAFFING SUMMARY

E.5. Quirino State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	2	2,162

Total Key Positions	3	3,940

Other Positions

Administrative	20	6,106
Support to Technical	8	1,828
Technical	249	127,305

Total Other Positions	277	135,239

For the difference between the Authorized and Actual Salaries		385

Total Permanent Positions	280	139,564

Total Permanent Filled Positions	269	132,264

F. REGION III - CENTRAL LUZON

F.1. Aurora State College of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	100	33,124
Support to Technical	3	1,124
Technical	99	56,862

Total Other Positions	202	91,110

For the difference between the Authorized and Actual Salaries		1,196

Total Permanent Positions	204	95,165

Total Permanent Filled Positions	164	81,227

420	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

F.2. Bataan Peninsula State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	146	39,641
Support to Technical	11	5,380
Technical	534	297,356

Total Other Positions	691	342,377

For the difference between the Authorized and Actual Salaries		1,315

Total Permanent Positions	694	347,863

Total Permanent Filled Positions	542	290,157

F.3. Bulacan Agricultural State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009

Total Key Positions	1	2,009

Other Positions

Administrative	39	12,143
Support to Technical	1	561
Technical	226	110,989

Total Other Positions	266	123,693

For the difference between the Authorized and Actual Salaries		381

Total Permanent Positions	267	126,083

Total Permanent Filled Positions	193	86,110

DECEMBER 25, 2023	OFFICIAL GAZETTE	421
STAFFING SUMMARY

F.4. Bulacan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	86	26,312
Support to Technical	2	1,334
Technical	908	556,916

Total Other Positions	996	584,562

For the difference between the Authorized and Actual Salaries		4,289

Total Permanent Positions	999	593,022

Total Permanent Filled Positions	735	471,530

F.5. Central Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	1	1,778
Chief Administrative Officer	2	2,162

Total Key Positions	4	6,210

Other Positions

Administrative	405	102,831
Support to Technical	20	8,381
Technical	653	412,148

Total Other Positions	1,078	523,360

For the difference between the Authorized and Actual Salaries		6,575

Total Permanent Positions	1,082	536,145

Total Permanent Filled Positions	988	476,993

422	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

F.6. Don Honorio Ventura State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,744

Other Positions

Administrative	46	17,636
Support to Technical	1	858
Technical	614	281,617

Total Other Positions	661	300,111

For the difference between the Authorized and Actual Salaries		2,031

Total Permanent Positions	665	307,886

Total Permanent Filled Positions	430	230,476

F.7. Nueva Ecija University of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,744

Other Positions

Administrative	140	38,756
Support to Technical	4	2,353
Technical	776	426,014

Total Other Positions	920	467,123

For the difference between the Authorized and Actual Salaries		2,135

Total Permanent Positions	924	475,002

Total Permanent Filled Positions	649	360,533

DECEMBER 25, 2023	OFFICIAL GAZETTE	423
STAFFING SUMMARY

F.8. Pampanga State Agricultural University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	1	1,778
Chief Administrative Officer	2	2,162

Total Key Positions	4	6,210

Other Positions

Administrative	89	24,696
Support to Technical	3	1,300
Technical	361	194,128

Total Other Positions	453	220,124

For the difference between the Authorized and Actual Salaries		1,867

Total Permanent Positions	457	228,201

Total Permanent Filled Positions	326	173,973

F.9. Philippine Merchant Marine Academy

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
SUC Vice-President I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,886

Other Positions

Administrative	103	21,384
Support to Technical	25	8,971
Technical	149	75,525

Total Other Positions	277	105,880

For the difference between the Authorized and Actual Salaries		786

Total Permanent Positions	280	110,552

Total Permanent Filled Positions	197	73,397

424	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

F.10. President Ramon Magsaysay State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,744

Other Positions

Administrative	156	48,802
Support to Technical	12	5,914
Technical	439	212,348

Total Other Positions	607	267,064

For the difference between the Authorized and Actual Salaries		1,829

Total Permanent Positions	611	274,637

Total Permanent Filled Positions	437	205,258

F.11. Tarlac Agricultural University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	121	32,109
Support to Technical	5	1,550
Technical	353	176,094

Total Other Positions	479	209,753

For the difference between the Authorized and Actual Salaries		1,178

Total Permanent Positions	482	215,363

Total Permanent Filled Positions	367	158,720

DECEMBER 25, 2023	OFFICIAL GAZETTE	425
STAFFING SUMMARY

F.12. Tarlac State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Internal Auditor V	1	1,081
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,252

Other Positions

Administrative	70	22,932
Support to Technical	2	826
Technical	512	284,634

Total Other Positions	584	308,392

For the difference between the Authorized and Actual Salaries		2,030

Total Permanent Positions	588	315,674

Total Permanent Filled Positions	428	236,832

G. REGION IV - SOUTHERN TAGALOG AND PALAWAN

REGION IV - A (CALABARZON)

G.1. Batangas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
College Administrator II	1	1,392
Chief Administrative Officer	2	2,162
Vocational School Administrator I	1	858

Total Key Positions	5	6,682

Other Positions

Administrative	234	63,958
Support to Technical	4	1,261
Technical	728	406,431

Total Other Positions	966	471,650

For the difference between the Authorized and Actual Salaries		1,818

426	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Permanent Positions	971	480,150

Total Permanent Filled Positions	682	353,612

G.2. Cavite State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President III	1	1,573
College Administrator II	1	1,392
College Administrator I	1	1,232
Chief Administrative Officer	2	2,162

Total Key Positions	6	8,629

Other Positions

Administrative	218	57,435
Support to Technical	22	6,504
Technical	772	412,685

Total Other Positions	1,012	476,624

For the difference between the Authorized and Actual Salaries		2,109

Total Permanent Positions	1,018	487,362

Total Permanent Filled Positions	710	328,887

G.3. Laguna State Polytechnic University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	74	19,341
Support to Technical	7	1,987
Technical	703	357,035

Total Other Positions	784	378,363

For the difference between the Authorized and Actual Salaries		1,299

DECEMBER 25, 2023	OFFICIAL GAZETTE	427
STAFFING SUMMARY

Total Permanent Positions	786	382,752

Total Permanent Filled Positions	570	280,099

G.4. Southern Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
College Administrator I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,322

Other Positions

Administrative	127	36,056
Support to Technical	13	2,692
Technical	419	229,410

Total Other Positions	559	268,158

For the difference between the Authorized and Actual Salaries		1,351

Total Permanent Positions	562	273,831

Total Permanent Filled Positions	364	177,051

G.5. University of Rizal System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	187	58,672
Support to Technical	23	3,899
Technical	626	407,495

Total Other Positions	836	470,066

For the difference between the Authorized and Actual Salaries		3,318

428	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Permanent Positions	839	477,555

Total Permanent Filled Positions	582	324,026

REGION IV - B (MIMAROPA)

H.1. Marinduque State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	40	10,286
Support to Technical	11	3,702
Technical	238	118,048

Total Other Positions	289	132,036

For the difference between the Authorized and Actual Salaries		1,262

Total Permanent Positions	291	136,388

Total Permanent Filled Positions	249	115,433

H.2. Mindoro State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	100	34,691
Support to Technical	21	6,527
Technical	263	137,869

Total Other Positions	384	179,087

For the difference between the Authorized and Actual Salaries		915

DECEMBER 25, 2023	OFFICIAL GAZETTE	429
STAFFING SUMMARY

Total Permanent Positions	386	183,092

Total Permanent Filled Positions	279	128,620

H.3. Occidental Mindoro State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	162	48,065
Support to Technical	26	8,500
Technical	307	156,893

Total Other Positions	495	213,458

For the difference between the Authorized and Actual Salaries		1,188

Total Permanent Positions	497	217,736

Total Permanent Filled Positions	369	157,079

H.4. Palawan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions
Administrative	311	96,406
Support to Technical	5	1,940
Technical	597	301,417

Total Other Positions	913	399,763

For the difference between the Authorized and Actual Salaries		2,140

430	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Permanent Positions	915	404,993

Total Permanent Filled Positions	581	273,712

H.5. Romblon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	82	18,905
Support to Technical	24	8,763
Technical	332	178,878

Total Other Positions	438	206,546

For the difference between the Authorized and Actual Salaries		940

Total Permanent Positions	440	210,345

Total Permanent Filled Positions	395	183,720

H.6. Western Philippines University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	124	36,712
Support to Technical	25	7,339
Technical	291	166,102

Total Other Positions	440	210,153

For the difference between the Authorized and Actual Salaries		1,322

DECEMBER 25, 2023	OFFICIAL GAZETTE	431
STAFFING SUMMARY

Total Permanent Positions	442	214,565

Total Permanent Filled Positions	346	163,861

I. REGION V - BICOL

I.1. Bicol State College of Applied Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778

Total Key Positions	1	1,778

Other Positions

Administrative	45	11,950
Support to Technical	7	3,734
Technical	132	78,978

Total Other Positions	184	94,662

For the difference between the Authorized and Actual Salaries		525

Total Permanent Positions	185	96,965

Total Permanent Filled Positions	161	82,920

I.2. Bicol University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	289	77,066
Support to Technical	63	21,601
Technical	818	563,436

Total Other Positions	1,170	662,103

For the difference between the Authorized and Actual Salaries		5,013

432	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Permanent Positions	1,173	671,548

Total Permanent Filled Positions	958	510,607

I.3. Camarines Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	76	21,104
Support to Technical	20	7,825
Technical	357	162,005

Total Other Positions	453	190,934

For the difference between the Authorized and Actual Salaries		1,134

Total Permanent Positions	455	195,158

Total Permanent Filled Positions	353	148,331

I.4. Camarines Sur Polytechnic Colleges

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	80	27,120
Support to Technical	4	1,962
Technical	241	112,381

Total Other Positions	325	141,463

For the difference between the Authorized and Actual Salaries		764

Total Permanent Positions	327	145,317

Total Permanent Filled Positions	268	124,549

DECEMBER 25, 2023	OFFICIAL GAZETTE	433
STAFFING SUMMARY

I.5. Catanduanes State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	198	49,656
Support to Technical	31	11,921
Technical	459	230,164

Total Other Positions	688	291,741

For the difference between the Authorized and Actual Salaries		1,716

Total Permanent Positions	690	296,547

Total Permanent Filled Positions	556	227,074

I.6. Central Bicol State University of Agriculture

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,351

Other Positions

Administrative	115	28,117
Support to Technical	30	10,999
Technical	425	262,246

Total Other Positions	570	301,362

For the difference between the Authorized and Actual Salaries		1,945

Total Permanent Positions	572	306,658

Total Permanent Filled Positions	458	234,560

434	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

I.7. Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	43	11,616
Support to Technical	9	3,415
Technical	125	75,821

Total Other Positions	177	90,852

For the difference between the Authorized and Actual Salaries		805

Total Permanent Positions	179	94,747

Total Permanent Filled Positions	158	82,749

I.8. Partido State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions
Administrative	63	20,497
Support to Technical	20	7,907
Technical	317	179,957

Total Other Positions	400	208,361

For the difference between the Authorized and Actual Salaries		1,164

Total Permanent Positions	403	213,696

Total Permanent Filled Positions	336	170,063

DECEMBER 25, 2023	OFFICIAL GAZETTE	435
STAFFING SUMMARY

I.9. Sorsogon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President II	1	1,392
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,482

Other Positions

Administrative	96	26,768
Support to Technical	17	7,346
Technical	303	168,717

Total Other Positions	416	202,831

For the difference between the Authorized and Actual Salaries		1,253

Total Permanent Positions	419	208,566

Total Permanent Filled Positions	369	176,337

J. REGION VI - WESTERN VISAYAS

J.1. Aklan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	106	25,796
Support to Technical	45	15,065
Technical	390	263,035

Total Other Positions	541	303,896

For the difference between the Authorized and Actual Salaries		2,512

Total Permanent Positions	544	310,579

Total Permanent Filled Positions	437	230,327

436	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

J.2. Capiz State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Internal Auditor V	1	1,081
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,252

Other Positions

Administrative	157	44,093
Support to Technical	54	21,741
Technical	580	444,850

Total Other Positions	791	510,684

For the difference between the Authorized and Actual Salaries		3,530

Total Permanent Positions	795	519,466

Total Permanent Filled Positions	678	397,027

J.3. Carlos Hilado Memorial State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	74	19,418
Support to Technical	17	6,120
Technical	403	227,426

Total Other Positions	494	252,964

For the difference between the Authorized and Actual Salaries		1,155

Total Permanent Positions	497	258,290

Total Permanent Filled Positions	463	243,805

DECEMBER 25, 2023	OFFICIAL GAZETTE	437
STAFFING SUMMARY

J.4. Central Philippines State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	23	7,881
Support to Technical	10	3,098
Technical	247	121,632

Total Other Positions	280	132,611

For the difference between the Authorized and Actual Salaries		1,149

Total Permanent Positions	282	136,619

Total Permanent Filled Positions	279	135,513

J.5. Guimaras State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	15	5,699
Support to Technical	4	1,974
Technical	122	65,178

Total Other Positions	141	72,851

For the difference between the Authorized and Actual Salaries		618

Total Permanent Positions	143	76,559

Total Permanent Filled Positions	136	71,574

438	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

J.6. Iloilo Science and Technology University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	217	67,648
Support to Technical	33	13,329
Technical	568	340,582

Total Other Positions	818	421,559

For the difference between the Authorized and Actual Salaries		3,228

Total Permanent Positions	821	428,958

Total Permanent Filled Positions	632	357,586

J.7. Iloilo State University of Fisheries Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	111	28,073
Support to Technical	42	15,156
Technical	297	184,587

Total Other Positions	450	227,816

For the difference between the Authorized and Actual Salaries		1,978

Total Permanent Positions	452	232,653

Total Permanent Filled Positions	389	200,616

DECEMBER 25, 2023	OFFICIAL GAZETTE	439
STAFFING SUMMARY

J.8. Northern Iloilo State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	134	38,055
Support to Technical	39	13,951
Technical	407	243,992

Total Other Positions	580	295,998

For the difference between the Authorized and Actual Salaries		2,163

Total Permanent Positions	582	301,020

Total Permanent Filled Positions	538	281,299

J.9. Northern Negros State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	15	4,842
Support to Technical	7	2,891
Technical	155	85,770

Total Other Positions	177	93,503

For the difference between the Authorized and Actual Salaries		642

Total Permanent Positions	179	97,004

Total Permanent Filled Positions	167	87,199

440	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

J.10. University of Antique

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	81	20,573
Support to Technical	26	9,151
Technical	374	183,680

Total Other Positions	481	213,404

For the difference between the Authorized and Actual Salaries		1,710

Total Permanent Positions	484	219,285

Total Permanent Filled Positions	440	199,905

J.11. West Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President IV	1	2,270
Medical Center Chief II	1	1,573
Chief of Medical Professional Staff II	1	1,392
Chief Administrative Officer	4	4,324

Total Key Positions	7	9,559

Other Positions

Administrative	430	121,984
Support to Technical	80	29,933
Technical	1,571	907,155

Total Other Positions	2,081	1,059,072

For the difference between the Authorized and Actual Salaries		7,160

Total Permanent Positions	2,088	1,075,791

Total Permanent Filled Positions	1,637	872,320

DECEMBER 25, 2023	OFFICIAL GAZETTE	441
STAFFING SUMMARY

K. REGION VII - CENTRAL VISAYAS

K.1. Bohol Island State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President III	1	2,009
SUC Vice-President III	1	1,573
SUC Vice-President II	1	1,392
Chief Administrative Officer	1	1,081

Total Key Positions	4	6,055

Other Positions

Administrative	283	85,774
Support to Technical	1	516
Technical	554	274,398

Total Other Positions	838	360,688

For the difference between the Authorized and Actual Salaries		936

Total Permanent Positions	842	367,679

Total Permanent Filled Positions	553	261,690

K.2. Cebu Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,744

Other Positions

Administrative	115	40,558
Technical	281	211,954

Total Other Positions	396	252,512

For the difference between the Authorized and Actual Salaries		1,176

Total Permanent Positions	400	259,432

Total Permanent Filled Positions	273	191,840

442	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

K.3. Cebu Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President IV	1	2,270
SUC Vice-President IV	1	1,778
Vocational School Superintendent II	1	1,392
Chief Administrative Officer	2	2,162

Total Key Positions	5	7,602

Other Positions

Administrative	241	65,946
Technical	1,318	690,779

Total Other Positions	1,559	756,725

For the difference between the Authorized and Actual Salaries		5,682

Total Permanent Positions	1,564	770,009

Total Permanent Filled Positions	1,059	574,740

K.4. Negros Oriental State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	69	18,527
Technical	678	344,798

Total Other Positions	747	363,325

For the difference between the Authorized and Actual Salaries		1,695

Total Permanent Positions	750	369,191

Total Permanent Filled Positions	384	204,896

DECEMBER 25, 2023	OFFICIAL GAZETTE	443
STAFFING SUMMARY

K.5. Siquijor State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	25	8,778
Technical	137	75,664

Total Other Positions	162	84,442

For the difference between the Authorized and Actual Salaries		446

Total Permanent Positions	164	87,747

Total Permanent Filled Positions	85	50,834

L. REGION VIII - EASTERN VISAYAS

L.1. Biliran Province State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	68	18,574
Support to Technical	9	1,535
Technical	373	180,776

Total Other Positions	450	200,885

For the difference between the Authorized and Actual Salaries		1,214

Total Permanent Positions	453	206,270

Total Permanent Filled Positions	323	153,508

444	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

L.2. Eastern Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	190	44,937
Support to Technical	25	4,433
Technical	687	302,985

Total Other Positions	902	352,355

For the difference between the Authorized and Actual Salaries		2,451

Total Permanent Positions	905	358,977

Total Permanent Filled Positions	727	297,642

L.3. Eastern Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
College Administrator II	1	1,392
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,563

Other Positions

Administrative	136	34,173
Support to Technical	9	1,599
Technical	592	322,446

Total Other Positions	737	358,218

For the difference between the Authorized and Actual Salaries		2,353

Total Permanent Positions	741	366,134

Total Permanent Filled Positions	640	314,191

DECEMBER 25, 2023	OFFICIAL GAZETTE	445
STAFFING SUMMARY

L.4. Leyte Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	74	20,690
Support to Technical	3	561
Technical	252	144,124

Total Other Positions	329	165,375

For the difference between the Authorized and Actual Salaries		546

Total Permanent Positions	332	170,092

Total Permanent Filled Positions	290	148,438

L.5. Northwest Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	68	17,132
Support to Technical	2	511
Technical	259	120,701

Total Other Positions	329	138,344

For the difference between the Authorized and Actual Salaries		1,368

Total Permanent Positions	332	143,883

Total Permanent Filled Positions	313	136,719

446	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

L.6. Palompon Polytechnic State University

(Palompon Institute of Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	65	18,022
Support to Technical	6	1,066
Technical	219	121,280

Total Other Positions	290	140,368

For the difference between the Authorized and Actual Salaries		760

Total Permanent Positions	293	145,299

Total Permanent Filled Positions	243	112,683

L.7. Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	103	27,820
Support to Technical	6	1,090
Technical	314	154,218

Total Other Positions	423	183,128

For the difference between the Authorized and Actual Salaries		1,776

Total Permanent Positions	426	189,075

Total Permanent Filled Positions	368	157,453

DECEMBER 25, 2023	OFFICIAL GAZETTE	447
STAFFING SUMMARY

L.8. Southern Leyte State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
College Administrator II	2	2,784
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,874

Other Positions

Administrative	156	44,286
Support to Technical	9	2,312
Technical	375	221,046

Total Other Positions	540	267,644

For the difference between the Authorized and Actual Salaries		2,075

Total Permanent Positions	544	275,593

Total Permanent Filled Positions	478	245,268

L.9. University of Eastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	166	49,071
Support to Technical	32	6,597
Technical	515	348,804

Total Other Positions	713	404,472

For the difference between the Authorized and Actual Salaries		5,935

Total Permanent Positions	716	414,578

Total Permanent Filled Positions	547	311,359

448	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

L.10. Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	328	84,674
Support to Technical	25	5,554
Technical	677	413,757

Total Other Positions	1,030	503,985

For the difference between the Authorized and Actual Salaries		4,462

Total Permanent Positions	1,033	512,879

Total Permanent Filled Positions	894	403,074

M. REGION IX - ZAMBOANGA PENINSULA

M.1. Basilan State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	96	32,619
Support to Technical	3	914
Technical	111	53,127

Total Other Positions	210	86,660

For the difference between the Authorized and Actual Salaries		352

Total Permanent Positions	212	89,666

Total Permanent Filled Positions	128	56,165

DECEMBER 25, 2023	OFFICIAL GAZETTE	449
STAFFING SUMMARY

M.2. J. H. Cerilles State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778

Total Key Positions	1	1,778

Other Positions

Administrative	159	51,023
Support to Technical	12	2,932
Technical	230	119,806

Total Other Positions	401	173,761

For the difference between the Authorized and Actual Salaries		941

Total Permanent Positions	402	176,480

Total Permanent Filled Positions	262	123,049

M.3. Jose Rizal Memorial State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,663

Other Positions

Administrative	249	73,830
Support to Technical	19	4,755
Technical	448	273,871

Total Other Positions	716	352,456

For the difference between the Authorized and Actual Salaries		(432)

Total Permanent Positions	719	356,687

Total Permanent Filled Positions	502	273,683

450	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

M.4. Western Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	2	3,147
Chief Administrative Officer	2	2,162

Total Key Positions	5	7,318

Other Positions

Administrative	188	54,027
Support to Technical	9	2,351
Technical	825	516,324

Total Other Positions	1,022	572,702

For the difference between the Authorized and Actual Salaries		2,773

Total Permanent Positions	1,027	582,793

Total Permanent Filled Positions	768	419,872

M.5. Zamboanga Peninsula Polytechnic State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778

Total Key Positions	1	1,778

Other Positions

Administrative	111	39,903
Technical	193	105,979

Total Other Positions	304	145,882

For the difference between the Authorized and Actual Salaries		(2,100)

Total Permanent Positions	305	145,560

Total Permanent Filled Positions	199	101,151

DECEMBER 25, 2023	OFFICIAL GAZETTE	451
STAFFING SUMMARY

M.6. Zamboanga State College of Marine Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	138	42,269
Support to Technical	11	3,153
Technical	174	95,889

Total Other Positions	323	141,311

For the difference between the Authorized and Actual Salaries		1,183

Total Permanent Positions	325	145,584

Total Permanent Filled Positions	230	100,231

N. REGION X - NORTHERN MINDANAO

N.1. Bukidnon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	40	12,820
Support to Technical	1	858
Technical	597	305,073

Total Other Positions	638	318,751

For the difference between the Authorized and Actual Salaries		1,306

Total Permanent Positions	641	324,228

Total Permanent Filled Positions	489	245,108

452	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

N.2. Camiguin Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	24	6,760
Technical	122	54,514

Total Other Positions	146	61,274

For the difference between the Authorized and Actual Salaries		182

Total Permanent Positions	148	64,315

Total Permanent Filled Positions	108	49,798

N.3. Central Mindanao University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	392	85,226
Support to Technical	70	22,527
Technical	485	326,203

Total Other Positions	947	433,956

For the difference between the Authorized and Actual Salaries		2,410

Total Permanent Positions	950	440,798

Total Permanent Filled Positions	873	405,822

DECEMBER 25, 2023	OFFICIAL GAZETTE	453
STAFFING SUMMARY

N.4. MSU-Iligan Institute of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chancellor II	1	2,009
Chancellor I	3	5,334
Director II	2	2,784
Medical Officer V	1	1,232
Director I	3	3,696
Chief Administrative Officer	6	6,486
Chief Accountant	1	1,081
Security Officer V	1	1,081

Total Key Positions	18	23,703

Other Positions

Administrative	309	83,607
Support to Technical	118	44,981
Technical	597	576,173

Total Other Positions	1,024	704,761

For the difference between the Authorized and Actual Salaries		11,903

Total Permanent Positions	1,042	740,367

Total Permanent Filled Positions	775	585,724

N.5. Northern Bukidnon State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
SUC Vice-President I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,886

Other Positions

Technical	92	37,132

Total Other Positions	92	37,132

Total Permanent Positions	95	41,018

Total Permanent Filled Positions	62	25,786

454	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

N.6. Northwestern Mindanao State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	13	4,428
Technical	257	120,249

Total Other Positions	270	124,677

For the difference between the Authorized and Actual Salaries		200

Total Permanent Positions	272	127,531

Total Permanent Filled Positions	129	56,583

N.7. University of Science and Technology of Southern Philippines - Cagayan de Oro Campus

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President II	1	1,392
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,824

Other Positions

Administrative	57	15,185
Support to Technical	3	1,439
Technical	419	258,951

Total Other Positions	479	275,575

For the difference between the Authorized and Actual Salaries		1,437

Total Permanent Positions	483	282,836

Total Permanent Filled Positions	422	245,487

DECEMBER 25, 2023	OFFICIAL GAZETTE	455
STAFFING SUMMARY

N.8. University of Science and Technology of Southern Philippines - Claveria Campus

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	23	7,186
Support to Technical	3	1,108
Technical	69	52,653

Total Other Positions	95	60,947

For the difference between the Authorized and Actual Salaries		423

Total Permanent Positions	97	64,229

Total Permanent Filled Positions	79	55,108

O. REGION XI - DAVAO REGION

O.1. Davao de Oro State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	34	10,709
Support to Technical	6	2,417
Technical	401	141,237

Total Other Positions	441	154,363

For the difference between the Authorized and Actual Salaries		189

Total Permanent Positions	443	157,206

Total Permanent Filled Positions	178	65,312

456	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

O.2. Davao del Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	35	8,158
Support to Technical	12	3,034
Technical	180	84,928

Total Other Positions	227	96,120

For the difference between the Authorized and Actual Salaries		496

Total Permanent Positions	229	99,706

Total Permanent Filled Positions	155	71,493

O.3. Davao del Sur State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
SUC Vice-President I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,886

Other Positions

Administrative	73	26,150
Technical	145	64,814

Total Other Positions	218	90,964

For the difference between the Authorized and Actual Salaries		318

Total Permanent Positions	221	95,168

Total Permanent Filled Positions	127	58,552

DECEMBER 25, 2023	OFFICIAL GAZETTE	457
STAFFING SUMMARY

O.4. Davao Oriental State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	171	57,134
Support to Technical	5	1,887
Technical	391	178,120

Total Other Positions	567	237,141

For the difference between the Authorized and Actual Salaries		923

Total Permanent Positions	569	241,154

Total Permanent Filled Positions	195	107,724

O.5. Southern Philippines Agri-Business and Marine and Aquatic School of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	99	33,411
Support to Technical	4	1,610
Technical	110	54,429

Total Other Positions	213	89,450

For the difference between the Authorized and Actual Salaries		296

Total Permanent Positions	215	92,836

Total Permanent Filled Positions	120	50,072

458	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

O.6. University of Southeastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President II	1	1,392
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,824

Other Positions

Administrative	123	30,330
Support to Technical	12	5,074
Technical	601	374,851

Total Other Positions	736	410,255

For the difference between the Authorized and Actual Salaries		1,692

Total Permanent Positions	740	417,771

Total Permanent Filled Positions	495	279,656

P. REGION XII - SOCCSKSARGEN

P.1. Cotabato Foundation College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
SUC Vice-President I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,091

Other Positions

Administrative	92	23,079
Support to Technical	17	4,053
Technical	151	85,613

Total Other Positions	260	112,745

For the difference between the Authorized and Actual Salaries		1,523

Total Permanent Positions	263	118,359

Total Permanent Filled Positions	239	99,704

DECEMBER 25, 2023	OFFICIAL GAZETTE	459
STAFFING SUMMARY

P.2. South Cotabato State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	17	5,557
Support to Technical	8	2,463
Technical	32	16,803

Total Other Positions	57	24,823

For the difference between the Authorized and Actual Salaries		122

Total Permanent Positions	59	27,599

Total Permanent Filled Positions	48	22,615

P.3. Sultan Kudarat State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	36	10,092
Support to Technical	11	3,493
Technical	452	251,327

Total Other Positions	499	264,912

For the difference between the Authorized and Actual Salaries		1,431

Total Permanent Positions	501	269,202

Total Permanent Filled Positions	390	211,702

460	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

P.4. University of Southern Mindanao

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President III	1	1,573
Medical Officer V	1	1,232
Chief Administrative Officer	2	2,162

Total Key Positions	5	7,237

Other Positions

Administrative	153	38,355
Support to Technical	40	15,256
Technical	582	384,492

Total Other Positions	775	438,103

For the difference between the Authorized and Actual Salaries		3,180

Total Permanent Positions	780	448,520

Total Permanent Filled Positions	650	350,152

Q. REGION XIII - CARAGA

Q.1. Agusan del Sur State College of Agriculture and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	104	35,826
Support to Technical	1	376
Technical	111	62,929

Total Other Positions	216	99,131

For the difference between the Authorized and Actual Salaries		317

Total Permanent Positions	218	102,538

Total Permanent Filled Positions	125	63,252

DECEMBER 25, 2023	OFFICIAL GAZETTE	461
STAFFING SUMMARY

Q.2. Caraga State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,351

Other Positions

Administrative	53	15,067
Technical	439	250,680

Total Other Positions	492	265,747

For the difference between the Authorized and Actual Salaries		1,064

Total Permanent Positions	494	270,162

Total Permanent Filled Positions	316	193,668

Q.3. North Eastern Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	98	26,386
Support to Technical	14	2,525
Technical	588	302,878

Total Other Positions	700	331,789

For the difference between the Authorized and Actual Salaries		958

Total Permanent Positions	702	335,837

Total Permanent Filled Positions	467	251,904

462	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Q.4. Surigao del Norte State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	165	52,552
Support to Technical	2	727
Technical	341	207,353

Total Other Positions	508	260,632

For the difference between the Authorized and Actual Salaries		1,010

Total Permanent Positions	510	264,732

Total Permanent Filled Positions	289	172,644

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.1. Adiong Memorial State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	87	31,136
Technical	35	17,583

Total Other Positions	122	48,719

For the difference between the Authorized and Actual Salaries		174

Total Permanent Positions	124	51,547

Total Permanent Filled Positions	53	26,209

DECEMBER 25, 2023	OFFICIAL GAZETTE	463
STAFFING SUMMARY

R.2. Cotabato State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	34	8,213
Support to Technical	1	476
Technical	204	110,449

Total Other Positions	239	119,138

For the difference between the Authorized and Actual Salaries		871

Total Permanent Positions	241	122,868

Total Permanent Filled Positions	224	113,851

R.3. Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chancellor II	4	8,036
SUC Executive Vice-President	1	2,009
University Secretary I	1	1,778
SUC Vice-President IV	3	5,334
Chancellor I	5	8,890
SUC Vice-President III	2	3,146
Vocational School Superintendent II	3	4,176
Director II	12	16,709
Medical Officer V	1	1,232
Director I	8	9,858
Assistant Superintendent of Printing	1	1,232
College Business Manager IV	1	1,081
Chief Administrative Officer	11	11,891
Chief Accountant	1	1,081
Security Officer V	1	1,081
Engineer V	1	1,081

Total Key Positions	57	80,885

464	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Positions

Administrative	1,671	394,864
Support to Technical	418	149,556
Technical	2,167	1,676,979

Total Other Positions	4,256	2,221,399

For the difference between the Authorized and Actual Salaries		39,244

Total Permanent Positions	4,313	2,341,528

Total Permanent Filled Positions	4,261	2,302,433

R.4. MSU-Tawi-Tawi College of Technology and Oceanography

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chancellor II	1	2,009
Chancellor I	2	3,556
Director II	3	4,176
Planning Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	8	11,903

Other Positions

Administrative	361	83,442
Support to Technical	123	38,341
Technical	389	258,105

Total Other Positions	873	379,888

For the difference between the Authorized and Actual Salaries		10,085

Total Permanent Positions	881	401,876

Total Permanent Filled Positions	881	401,878

DECEMBER 25, 2023	OFFICIAL GAZETTE	465
STAFFING SUMMARY

R.5. Sulu State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	104	33,968
Support to Technical	1	561
Technical	164	86,440

Total Other Positions	269	120,969

For the difference between the Authorized and Actual Salaries		491

Total Permanent Positions	271	124,114

Total Permanent Filled Positions	245	110,821

R.6. Tawi-Tawi Regional Agricultural College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	89	31,568
Support to Technical	4	1,129
Technical	173	74,614

Total Other Positions	266	107,311

For the difference between the Authorized and Actual Salaries		1,005

Total Permanent Positions	268	110,970

Total Permanent Filled Positions	159	70,615

466	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

IX. DEPARTMENT OF ENERGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Department Secretary	1	3,341
Department Undersecretary	8	18,162
Department Assistant Secretary	6	12,055
Director IV	6	10,668
Director III	15	23,595
Head Executive Assistant	1	1,573
Attorney V	5	6,160
Internal Auditor V	1	1,081
Information Technology Officer III	2	2,162
Chief Technical Audit Specialist	3	3,243
Chief Science Research Specialist	32	34,592
Chief Administrative Officer	6	6,486
Chief Accountant	1	1,081

Total Key Positions	87	124,199

Other Positions

Administrative	285	100,395
Support to Technical	84	44,277
Technical	624	336,586

Total Other Positions	993	481,258

For the difference between the Authorized and Actual Salaries		6,876

Total Permanent Positions	1,080	612,333

Total Permanent Filled Positions	834	480,208

DECEMBER 25, 2023	OFFICIAL GAZETTE	467
STAFFING SUMMARY

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	9	20,434
Department Assistant Secretary	9	18,083
Director IV	30	53,341
Director III	42	66,085
Head Executive Assistant	1	1,573
Provincial Environment and Natural Resources Officer	76	105,792
Attorney V	23	28,336
Chief Science Research Specialist	14	15,134
Project Evaluation Officer V	4	4,324
Planning Officer V	19	20,539
Chief Forest Management Specialist	5	5,405
Chief Environmental Management Specialist	1	1,081
Community Development Officer V	1	1,081
Chief Ecosystems Management Specialist	6	6,486
Information Technology Officer III	2	2,162
Chief Administrative Officer	118	127,558
Information Officer V	2	2,162
Engineer V	17	18,377
Internal Auditor V	2	2,162
Land Management Officer V	2	2,162
Park Operations Superintendent V	5	5,405
Chief Accountant	1	1,081
Development Management Officer V	126	136,206
Records Officer V	1	1,081
Statistician V	1	1,081
Community Environment and Natural Resources Officer	141	152,421

Total Key Positions	659	802,893

Other Positions

Administrative	3,768	1,065,212
Support to Technical	1,820	670,182
Technical	11,572	3,746,217

Total Other Positions	17,160	5,481,611

For the difference between the Authorized and Actual Salaries		83,048

Total Permanent Positions	17,819	6,367,552

Total Permanent Filled Positions	15,098	5,393,286

468	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Environmental Management Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	5	7,867
Director II	16	22,272
Attorney V	1	1,232
Chief Environmental Management Specialist	36	38,916
Chief Science Research Specialist	1	1,081
Chief Administrative Officer	17	18,377
Planning Officer V	1	1,081

Total Key Positions	78	92,604

Other Positions

Administrative	348	119,112
Support to Technical	108	41,940
Technical	1,238	636,069

Total Other Positions	1,694	797,121

For the difference between the Authorized and Actual Salaries		9,146

Total Permanent Positions	1,772	898,871

Total Permanent Filled Positions	1,460	765,294

C. Mines and Geosciences Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Director II	15	20,880
Attorney V	1	1,232
Chief Geologist	17	18,377
Chief Science Research Specialist	16	17,296
Chief Administrative Officer	17	18,377
Engineer V	18	19,458
Planning Officer V	1	1,081

DECEMBER 25, 2023	OFFICIAL GAZETTE	469
STAFFING SUMMARY

Development Management Officer V	1	1,081

Total Key Positions	88	101,133

Other Positions

Administrative	365	113,501
Support to Technical	216	76,114
Technical	680	417,974

Total Other Positions	1,261	607,589

For the difference between the Authorized and Actual Salaries		10,682

Total Permanent Positions	1,349	719,404

Total Permanent Filled Positions	959	537,011

D. National Mapping and Resource Information Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,270
Deputy Administrator II	2	3,556
Director II	4	5,568
Director I	3	3,696
Production Planning and Control Officer V	1	1,081
Engineer V	6	6,486
Chief Remote Sensing Technologist	4	4,324
Oceanographer V	1	1,081
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081
Information Technology Officer III	2	2,162
Information Officer V	1	1,081

Total Key Positions	28	34,548

Other Positions

Administrative	91	28,575
Support to Technical	16	5,792
Technical	341	156,144

Total Other Positions	448	190,511

For the difference between the Authorized and Actual Salaries		5,631

Total Permanent Positions	476	230,690

Total Permanent Filled Positions	396	196,668

Total Uniformed Personnel	264	220,034

Total Filled Permanent and Uniformed	233	107,133

Total	629	303,801

470	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

E. National Water Resources Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Attorney V	2	2,464
Chief Water Resources Development Officer	2	2,162
Chief Administrative Officer	1	1,081
Member (Ex-Officio)	9
Chairman (Ex-Officio)	1

Total Key Positions	7	9,058

Other Positions

Administrative	50	14,712
Support to Technical	23	12,794
Technical	44	25,566

Total Other Positions	117	53,072

For the difference between the Authorized and Actual Salaries		1,033

Total Permanent Positions	124	63,163

Total Permanent Filled Positions	114	58,796

DECEMBER 25, 2023	OFFICIAL GAZETTE	471
STAFFING SUMMARY

F. Palawan Council for Sustainable Development Staff

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Director II	2	2,785
Chief Administrative Officer	1	1,081
Project Development Officer V	7	7,567
Member (Ex-Officio)	8
Vice Chairman (Ex-Officio)	1
Chairman (Ex-Officio)	1

Total Key Positions	11	13,211

Other Positions

Administrative	22	5,656
Support to Technical	5	2,423
Technical	38	20,813

Total Other Positions	65	28,892

For the difference between the Authorized and Actual Salaries		532

Total Permanent Positions	76	42,635

Total Permanent Filled Positions	70	39,058

472	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XI. DEPARTMENT OF FINANCE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	7	15,891
Department Assistant Secretary	8	16,073
Director IV	15	26,670
Executive Director III	2	3,556
Project Manager IV	5	8,890
Deputy Executive Director III	3	4,719
Head Executive Assistant	1	1,573
Director III	13	20,450
Project Manager II	3	4,176
Attorney V	8	9,857
Chief Financial Management Specialist	3	3,243
Chief Administrative Officer	11	11,891
Chief Tax Specialist	13	14,053
Planning Officer V	5	5,405
Management and Audit Analyst V	1	1,081
Chief Accountant	1	1,081
Intelligence Officer V	1	1,081
Information Technology Officer III	4	4,324
Information Officer V	3	3,243
Graft Prevention and Control Officer V	2	2,162
Internal Auditor V	2	2,162
Financial Analyst V	4	4,324
Economist V	6	6,486
Project Evaluation Officer V	1	1,081
Statistician V	1	1,081
Development Management Officer V	6	6,486

Total Key Positions	130	184,380

Other Positions

Administrative	313	120,917
Support to Technical	148	80,863
Technical	266	173,959

Total Other Positions	727	375,739

For the difference between the Authorized and Actual Salaries		4,831

Total Permanent Positions	857	564,950

Total Permanent Filled Positions	447	306,779

DECEMBER 25, 2023	OFFICIAL GAZETTE	473
STAFFING SUMMARY

B. Bureau of Customs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner of Customs	1	2,270
Deputy Commissioner of Customs	6	10,668
Director III	11	17,303
Director II	2	2,784
Collector of Customs VI	10	13,920
Attorney V	5	6,160
Collector of Customs V	24	29,574
Medical Officer V	1	1,232
Information Technology Officer III	4	4,324
Collector of Customs IV	19	20,539
Chief Tax Specialist	1	1,081
Chief Customs Operations Officer	60	64,857
Chief Administrative Officer	5	5,405
Intelligence Officer V	1	1,081
Statistician V	1	1,081
Special Police Chief	1	1,081
Management and Audit Analyst V	5	5,405
Chief Accountant	2	2,162
Collector of Customs III	8	7,680
Collector of Customs II	13	11,154
Collector of Customs I	10	7,680

Total Key Positions	190	217,441

Other Positions

Administrative	2,427	537,246
Support to Technical	1,382	441,855
Technical	2,265	1,014,070

Total Other Positions	6,074	1,993,171

For the difference between the Authorized and Actual Salaries		14,309

Total Permanent Positions	6,264	2,224,921

Total Permanent Filled Positions	3,553	1,297,215

474	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

C. Bureau of Internal Revenue

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Commissioner of Internal Revenue	1	2,270
Deputy Commissioner of Internal Revenue	6	10,668
Assistant Commissioner of Internal Revenue	15	23,595
Director III	1	1,573
Director II	43	59,857
Director I	28	34,496
Attorney V	27	33,264
Information Technology Officer III	19	20,539
Information Officer V	1	1,081
Executive Assistant V	1	1,081
Chief Revenue Officer IV	230	248,630
Chief Administrative Officer	28	30,268
Chief Accountant	20	21,620

Total Key Positions	420	488,942

Other Positions

Administrative	4,050	1,272,406
Support to Technical	930	448,150
Technical	16,082	6,881,129

Total Other Positions	21,062	8,601,685

For the difference between the Authorized and Actual Salaries		51,525

Total Permanent Positions	21,482	9,142,152

Total Permanent Filled Positions	14,742	6,214,157

D. Bureau of Local Government Finance

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Director II	20	27,840
Director I	1	1,232
Attorney V	2	2,464
Chief Tax Specialist	1	1,081
Local Assessment Operations Officer V	1	1,081
Chief Administrative Officer	2	2,162
Information Technology Officer III	1	1,081
Fiscal Examiner V	1	1,081
Financial Analyst V	1	1,081
Local Treasury Operations Officer V	1	1,081
Project Evaluation Officer V	1	1,081
Development Management Officer V	1	1,081

DECEMBER 25, 2023	OFFICIAL GAZETTE	475
STAFFING SUMMARY

Total Key Positions	36	47,271

Other Positions

Administrative	184	54,624
Support to Technical	42	19,871
Technical	196	112,449

Total Other Positions	422	186,944

For the difference between the Authorized and Actual Salaries		2,488

Total Permanent Positions	458	236,703

Total Permanent Filled Positions	310	164,839

E. Bureau of the Treasury

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Treasurer of the Philippines	1	2,270
Deputy Treasurer of the Philippines	4	8,036
Director III	8	12,584
Director II	14	19,488
Chief Treasury Operations Officer II	120	129,720

Total Key Positions	147	172,098

Other Positions

Administrative	628	226,400
Support to Technical	132	47,810
Technical	398	223,766

Total Other Positions	1,158	497,976

For the difference between the Authorized and Actual Salaries		6,559

Total Permanent Positions	1,305	676,633

Total Permanent Filled Positions	628	366,686

476	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

F. Central Board of Assessment Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director III	1	1,573
Director II	2	2,785
Attorney V	3	3,697

Total Key Positions	6	8,055

Other Positions

Administrative	19	5,532
Support to Technical	1	516

Total Other Positions	20	6,048

For the difference between the Authorized and Actual Salaries		103

Total Permanent Positions	26	14,206

Total Permanent Filled Positions	16	10,379

G. National Tax Research Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	5	7,867
Attorney V	2	2,464
Economist V	1	1,081
Chief Tax Specialist	6	6,486
Financial Analyst V	5	5,405
Statistician V	1	1,081
Information Technology Officer III	1	1,081
Chief Administrative Officer	3	3,243

Total Key Positions	25	30,486

Other Positions

Administrative	51	17,525
Support to Technical	14	6,948
Technical	94	49,954

Total Other Positions	159	74,427

For the difference between the Authorized and Actual Salaries		275

Total Permanent Positions	184	105,188

Total Permanent Filled Positions	110	66,838

DECEMBER 25, 2023	OFFICIAL GAZETTE	477
STAFFING SUMMARY

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	5	11,352
Chief of Mission, Class I	78	177,080
Department Legislative Liaison Officer	1	2,009
Chief of Mission, Class II	72	144,649
Career Minister	87	154,687
Foreign Service Officer, Class I	97	152,592
Foreign Service Officer, Class II	90	125,300
Foreign Service Officer, Class III	12	14,785
Internal Auditor V	2	2,162
Foreign Service Staff Officer I	40	43,240
Foreign Service Officer, Class IV	5	5,405
Chief Administrative Officer	1	1,081
Senior Foreign Affairs Adviser	1	1,081
Chief Accountant	1	1,081

Total Key Positions	493	839,845

Other Positions

Administrative	187	97,740
Support to Technical	697	191,024
Technical	1,926	1,131,968

Total Other Positions	2,810	1,420,732

For the difference between the Authorized and Actual Salaries		19,561

Total Permanent Positions	3,303	2,280,138

Total Permanent Filled Positions	2,959	1,930,987

478	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Foreign Service Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Training Specialist V	1	1,081
Chief Foreign Affairs Research Specialist	1	1,081

Total Key Positions	5	6,594

Other Positions

Administrative	32	9,670
Support to Technical	19	7,362
Technical	40	19,333

Total Other Positions	91	36,365

For the difference between the Authorized and Actual Salaries		1,029

Total Permanent Positions	96	43,988

Total Permanent Filled Positions	84	36,435

C. Technical Cooperation Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Other Positions

Administrative	4	1,256

Total Other Positions	4	1,256

For the difference between the Authorized and Actual Salaries		36

Total Permanent Positions	4	1,292

Total Permanent Filled Positions	4	1,291

DECEMBER 25, 2023	OFFICIAL GAZETTE	479
STAFFING SUMMARY

D. UNESCO National Commission of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Deputy Executive Director II	1	1,392

Total Key Positions	2	3,401

Other Positions

Administrative	8	2,207
Technical	4	2,419

Total Other Positions	12	4,626

For the difference between the Authorized and Actual Salaries		82

Total Permanent Positions	14	8,109

Total Permanent Filled Positions	14	8,109

480	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XIII. DEPARTMENT OF HEALTH

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
FDA Director General	1	2,270
Department Undersecretary	9	20,434
Department Assistant Secretary	6	12,055
FDA Deputy Director General	2	4,018
Director IV	40	71,120
Director III	25	39,326
Medical Center Chief II	46	72,358
Head Executive Assistant	1	1,573
Medical Center Chief I	19	26,448
Director II	6	8,352
Chief of Medical Professional Staff II	44	61,249
Chief of Hospital III	5	6,960
Chief of Hospital II	20	24,641
District Health Officer I	2	2,464
Director I	1	1,232
Chief of Medical Professional Staff I	12	14,784
Medical Officer V	46	56,676
Attorney V	4	4,928
Health Physicist IV	2	2,162
Health Education and Promotion Officer V	3	3,243
Food-Drug Regulation Officer V	8	8,648
Engineer V	2	2,162
Development Management Officer V	69	74,589
Dentist V	1	1,081
Financial and Management Officer II	42	45,402
Chief Science Research Specialist	9	9,729
Chief Health Program Officer	34	36,754
Chief Administrative Officer	80	86,480
Human Resource Management Officer V	2	2,162
Chief Accountant	2	2,162
Planning Officer V	1	1,081
Nurse VII	42	45,402
Licensing Officer V	17	18,377
Internal Auditor V	2	2,162
Information Technology Officer III	3	3,243
Information Officer V	1	1,081

Total Key Positions	610	780,149

Other Positions

Administrative	12,812	3,331,387
Support to Technical	4,624	1,660,156
Technical	78,634	40,684,946

Total Other Positions	96,070	45,676,489

For the difference between the Authorized and Actual Salaries		101,008

Total Permanent Positions	96,680	46,557,646

Total Permanent Filled Positions	76,830	36,382,144

DECEMBER 25, 2023	OFFICIAL GAZETTE	481
STAFFING SUMMARY

B. National Nutrition Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Deputy Executive Director III	2	3,147
Nutrition Program Coordinator	14	17,252
Nutrition Officer V	3	3,243
Financial and Management Officer II	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	22	27,813

Other Positions

Administrative	56	14,664
Technical	48	25,839

Total Other Positions	104	40,503

For the difference between the Authorized and Actual Salaries		1,551

Total Permanent Positions	126	69,867

Total Permanent Filled Positions	93	55,069

482	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

C. Philippine National AIDS Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Medical Officer V	1	1,232
Chief Health Program Officer	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	5	6,745

Other Positions

Administrative	10	4,368
Support to Technical	4	1,648
Technical	13	7,094

Total Other Positions	27	13,110

For the difference between the Authorized and Actual Salaries		142

Total Permanent Positions	32	19,997

Total Permanent Filled Positions	29	16,744

DECEMBER 25, 2023	OFFICIAL GAZETTE	483
STAFFING SUMMARY

XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	7	15,893
Department Assistant Secretary	8	16,074
Director IV	26	46,228
Director III	19	29,887
Head Executive Assistant	1	1,573
Attorney V	2	2,464
Planning Officer V	1	1,081
Internal Auditor V	2	2,162
Information Technology Officer III	2	2,162
Information Officer V	3	3,243
Housing and Homesite Regulation Officer VI	57	61,617
Chief Administrative Officer	22	23,782
Project Development Officer V	19	20,539
Chief Accountant	1	1,081

Total Key Positions	171	231,127

Other Positions

Administrative	267	123,898
Support to Technical	50	27,987
Technical	659	344,514

Total Other Positions	976	496,399

For the difference between the Authorized and Actual Salaries		2,307

Total Permanent Positions	1,147	729,833

Total Permanent Filled Positions	773	498,896

484	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Human Settlements Adjudication Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

HSAC Executive Commissioner	1	2,270
Commissioner II	4	8,037
Deputy Executive Director IV	1	1,778
Director III	20	31,460
Director II	46	64,052
Attorney VI	2	2,784
Attorney V	19	23,409
Public Relations Officer V	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	1	1,081
Chief Administrative Officer	21	22,701
Chief Accountant	1	1,081

Total Key Positions	118	160,815

Other Positions

Administrative	213	89,089
Support to Technical	62	21,812
Technical	124	71,179

Total Other Positions	399	182,080

For the difference between the Authorized and Actual Salaries		618

Total Permanent Positions	517	343,513

Total Permanent Filled Positions	355	218,920

DECEMBER 25, 2023	OFFICIAL GAZETTE	485
STAFFING SUMMARY

XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,163
Department Assistant Secretary	9	18,083
Director IV	24	42,672
Head Executive Assistant	1	1,573
Director III	14	22,026
Director II	6	8,354
Director I	7	8,626
Attorney V	3	3,696
Project Manager I	5	6,161
Development Management Officer V	1	1,081
Chief Postal Service Officer	1	1,081
Chief Administrative Officer	23	24,862
Engineer V	2	2,162
Chief Accountant	1	1,081
Training Specialist V	1	1,081
Project Development Officer V	2	2,162
Planning Officer V	10	10,810
Internal Auditor V	2	2,162
Information Technology Officer III	24	25,943
Information Officer V	1	1,081

Total Key Positions	146	206,201

Other Positions

Administrative	266	98,197
Support to Technical	12	2,625
Technical	869	403,059

Total Other Positions	1,147	503,881

For the difference between the Authorized and Actual Salaries		2,888

Total Permanent Positions	1,293	712,970

Total Permanent Filled Positions	931	508,443

486	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Cybercrime Investigation and Coordination Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director V	1	2,009
Director IV	3	5,334
Investigation Agent VI	1	1,232
Attorney V	1	1,232
Engineer V	1	1,081
Chief Administrative Officer	2	2,162
Planning Officer V	2	2,162
Intelligence Officer V	1	1,081
Information Technology Officer III	1	1,081

Total Key Positions	14	19,644

Other Positions

Administrative	28	12,202
Support to Technical	5	2,569
Technical	32	18,830

Total Other Positions	65	33,601

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	79	53,245

Total Permanent Filled Positions	53	41,055

C. National Privacy Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Privacy Commissioner	1	3,341
Deputy Privacy Commissioner	2	4,541
Executive Director IV	1	2,009
Director IV	4	7,112
Attorney V	5	6,160
Information Officer V	1	1,081
Chief Administrative Officer	3	3,243
Information Technology Officer III	2	2,162

Total Key Positions	19	29,649

Other Positions

Administrative	49	22,914
Support to Technical	4	2,541
Technical	58	39,835

Total Other Positions	111	65,290

For the difference between the Authorized and Actual Salaries		444

Total Permanent Positions	130	95,383

Total Permanent Filled Positions	110	82,670

DECEMBER 25, 2023	OFFICIAL GAZETTE	487
STAFFING SUMMARY

D. National Telecommunications Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner II	1	2,009
Commissioner I	2	3,556
Director II	22	30,624
Attorney V	2	2,464
Planning Officer V	1	1,081
Engineer V	21	22,701
Chief Communications Development Officer	4	4,324
Internal Auditor V	1	1,081
Chief Administrative Officer	18	19,458
Management and Audit Analyst V	1	1,081
Information Technology Officer III	1	1,081
Financial and Management Officer II	1	1,081

Total Key Positions	75	90,541

Other Positions

Administrative	214	54,500
Support to Technical	39	22,542
Technical	215	85,837

Total Other Positions	468	162,879

For the difference between the Authorized and Actual Salaries		5,710

Total Permanent Positions	543	259,130

Total Permanent Filled Positions	446	203,255

488	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,162
Department Assistant Secretary	9	18,082
Director IV	28	49,784
Head Executive Assistant	1	1,573
Director III	20	31,460
Local Government Operations Officer VIII	108	150,381
Attorney V	3	3,696
Internal Auditor V	2	2,162
Information Technology Officer III	3	3,243
Information Officer V	1	1,081
Engineer V	1	1,081
Chief Administrative Officer	22	23,782
Local Government Operations Officer VII	182	196,733
Public Relations Officer V	1	1,081
Project Evaluation Officer V	1	1,081
Planning Officer V	1	1,081
Chief Accountant	1	1,081
Local Government Operations Officer VI	203	174,202

Total Key Positions	596	683,087

Other Positions

Administrative	1,283	358,553
Support to Technical	151	86,506
Technical	2,851	1,924,684

Total Other Positions	4,285	2,369,743

For the difference between the Authorized and Actual Salaries		49,160

Total Permanent Positions	4,881	3,101,990

Total Permanent Filled Positions	4,352	2,843,830

* The number of Undersecretary and Assistant Secretary positions shall be adjusted based on the provisions of existing laws.

DECEMBER 25, 2023	OFFICIAL GAZETTE	489
STAFFING SUMMARY

B. Bureau of Fire Protection

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	2	2,162
Planning Officer V	1	1,081
Chief Administrative Officer	3	3,243

Total Key Positions	6	6,486

Other Positions

Administrative	206	49,513
Support to Technical	218	76,588

Total Other Positions	424	126,101

For the difference between the Authorized and Actual Salaries		3,060

Total Permanent Positions	430	135,647

Total Permanent Filled Positions	375	117,869

Total Uniformed Personnel	37,289	14,699,478
Total Filled Uniformed Personnel	34,099	13,325,885

TOTAL	34,474	13,443,754

C. Bureau of Jail Management and Penology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director II	1	1,392
Inmate Guidance Chief	1	1,081
Intelligence Officer V	1	1,081
Planning Officer V	1	1,081
Presidential Staff Officer VI	1	1,081
Chief Administrative Officer	3	3,243

Total Key Positions	8	8,959

Other Positions

Administrative	37	10,917
Support to Technical	37	16,598
Technical	9	2,787

Total Other Positions	83	30,302

For the difference between the Authorized and Actual Salaries		1,973

Total Permanent Positions	91	41,234

Total Permanent Filled Positions	89	40,541

Total Uniformed Personnel	23,399	9,162,808
Total Filled Uniformed Personnel	20,998	8,126,858

TOTAL	21,087	8,167,399

490	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D. Local Government Academy

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Local Government Operations Officer VII	3	3,243

Total Key Positions	6	7,675

Other Positions

Administrative	23	8,519
Support to Technical	2	940
Technical	23	13,762

Total Other Positions	48	23,221

For the difference between the Authorized and Actual Salaries		287

Total Permanent Positions	54	31,183

Total Permanent Filled Positions	42	24,811

E. National Commission on Muslim Filipinos

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Executive Director IV	1	2,009
Commission Member III	8	16,073
Director IV	18	32,004
Deputy Executive Director IV	1	1,778
Director III	3	4,719
Head Executive Assistant	1	1,573
Attorney V	12	14,784
Planning Officer V	1	1,081
Information Technology Officer III	1	1,081

DECEMBER 25, 2023	OFFICIAL GAZETTE	491
STAFFING SUMMARY

Information Officer V	1	1,081
Development Management Officer V	57	61,617
Chief Administrative Officer	15	16,215
Project Evaluation Officer V	1	1,081
Chief Accountant	1	1,081

Total Key Positions	122	159,518

Other Positions

Administrative	348	101,065
Support to Technical	59	28,663
Technical	395	215,231

Total Other Positions	802	344,959

For the difference between the Authorized and Actual Salaries		7,576

Total Permanent Positions	924	512,053

Total Permanent Filled Positions	866	478,865

F. National Police Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Member IV	4	9,081
Deputy Executive Director IV	1	1,778
Head Executive Assistant	1	1,573
Director III	24	37,752
Chairman, Police Regional Appellate Board	21	33,035
Director II	24	33,409
Attorney V	21	25,872
Internal Auditor V	2	2,162
Information Technology Officer III	1	1,081
Engineer V	1	1,081
Chief Communications Development Officer	1	1,081
Chief Administrative Officer	24	25,944
Special Investigator V	1	1,081
Law Enforcement Evaluation Officer V	1	1,081
Police Inspector V	1	1,081
Chief Accountant	1	1,081
Planning Officer V	3	3,243
Project Evaluation Officer V	1	1,081
Logistics Management Officer V	1	1,081
Board Secretary V	1	1,081
Chairman (Ex-Officio)	1

Total Key Positions	135	184,659

492	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Positions

Administrative	737	212,293
Support to Technical	140	63,235
Technical	356	266,486

Total Other Positions	1,233	542,014

For the difference between the Authorized and Actual Salaries		16,602

Total Permanent Positions	1,368	743,275

Total Permanent Filled Positions	1,180	639,788

G. National Youth Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,270
Commission Member III	5	10,046
Executive Director III	1	1,778
Presidential Staff Officer VI	3	3,243
Chief Administrative Officer	1	1,081
Member (Ex-Officio)	1

Total Key Positions	11	18,418

Other Positions

Administrative	17	5,534
Support to Technical	20	9,125
Technical	69	33,779

Total Other Positions	106	48,438

For the difference between the Authorized and Actual Salaries		799

Total Permanent Positions	117	67,655

Total Permanent Filled Positions	99	59,671

DECEMBER 25, 2023	OFFICIAL GAZETTE	493
STAFFING SUMMARY

H. Philippine Commission on Women

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chief Administrative Officer	1	1,081
Information Officer V	1	1,081
Chief GAD Specialist	3	3,243
Member (Ex-Officio)	22
Chairman (Ex-Officio)	1

Total Key Positions	8	10,330

Other Positions

Administrative	31	9,115
Support to Technical	3	1,203
Technical	42	23,191

Total Other Positions	76	33,509

For the difference between the Authorized and Actual Salaries		598

Total Permanent Positions	84	44,437

Total Permanent Filled Positions	74	40,473

I. Philippine National Police

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Inspector General	1	2,009
Attorney V	3	3,696
Director I	3	3,696
Chief of Hospital II	1	1,232
Training Specialist V	1	1,081
Chief Administrative Officer	7	7,567
Chief Accountant	2	2,162
Medico-Legal Officer IV	1	1,081
Chemist V	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	3	3,243
Document Examiner V	1	1,081

Total Key Positions	25	29,010

Other Positions

Administrative	11,973	2,693,922
Support to Technical	1,387	457,198
Technical	269	116,166

Total Other Positions	13,629	3,267,286

For the difference between the Authorized and Actual Salaries		10,106

Total Permanent Positions	13,654	3,306,402

Total Permanent Filled Positions	11,923	2,857,713

Total Uniformed Personnel	228,560	90,033,910
Total Filled Uniformed Personnel	218,139	88,248,979

TOTAL	230,062	91,106,692

494	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

J. Philippine Public Safety College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	2	3,556
Director II	1	1,392
Professor II	1	1,232
Director I	2	2,464
Chief Education Program Specialist	4	4,324
Chief Administrative Officer	4	4,324
Professor I	1	1,081
Planning Officer V	1	1,081

Total Key Positions	17	21,724

Other Positions

Administrative	80	26,434
Support to Technical	25	11,580
Technical	52	25,998

Total Other Positions	157	64,012

For the difference between the Authorized and Actual Salaries		1,354

Total Permanent Positions	174	87,090

Total Permanent Filled Positions	137	69,667

Total Uniformed Personnel	200	92,079
Total Filled Uniformed Personnel	200	92,079

TOTAL	337	161,746

DECEMBER 25, 2023	OFFICIAL GAZETTE	495
STAFFING SUMMARY

XVII. DEPARTMENT OF JUSTICE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Prosecutor General	1	2,270
Commission Chairman III	1	2,270
Chief State Counsel	1	2,270
Department Undersecretary	7	15,893
Prosecutor V	52	118,059
Assistant Chief State Counsel	2	4,018
Department Legislative Liaison Officer	1	2,009
Department Assistant Secretary	7	14,064
Prosecutor IV	259	520,378
Commission Member III	2	4,018
Prosecutor III	623	1,107,726
Director IV	8	14,224
State Counsel V	6	10,668
Executive Director III	3	5,334
State Counsel IV	12	18,882
Prosecutor II	1,233	1,940,110
Head Executive Assistant	1	1,573
Deputy Executive Director III	2	3,146
State Counsel III	14	19,494
Prosecutor I	543	756,117
Director II	2	2,784
State Counsel II	14	17,251
Investigation Agent VI	1	1,232
Chief Parole Officer	2	2,465
Attorney V	10	12,322
Information Technology Officer III	2	2,162
Economist V	2	2,162
Chief Administrative Officer	7	7,567
Internal Auditor V	2	2,162
Chief Accountant	1	1,081
State Counsel I	15	16,214
Planning Officer V	2	2,162
Librarian V	1	1,081
Investigation Agent V	2	2,162

Total Key Positions	2,842	4,638,671

Other Positions

Administrative	1,598	446,407
Support to Technical	1,786	569,783
Technical	336	379,654

Total Other Positions	3,720	1,395,844

For the difference between the Authorized and Actual Salaries		96,992

Total Permanent Positions	6,562	6,131,507

Total Permanent Filled Positions	5,587	5,455,551

496	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Bureau of Corrections

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

BUCOR Deputy Director General	3	6,028
Director III	1	1,573
Attorney V	1	1,232
Planning Officer V	1	1,081
Chief Administrative Officer	3	3,243

Total Key Positions	9	13,157

Other Positions

Administrative	259	75,658
Support to Technical	8	5,433
Technical	21	8,912

Total Other Positions	288	90,003

For the difference between the Authorized and Actual Salaries		630

Total Permanent Positions	297	103,790

Total Permanent Filled Positions	164	67,416

Total Uniformed Personnel	6,133	2,697,085

Total Filled Permanent and Uniformed	5,482	2,035,723

Total	5,646	2,103,139

DECEMBER 25, 2023	OFFICIAL GAZETTE	497
STAFFING SUMMARY

C. Bureau of Immigration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner III	1	2,270
Deputy Commissioner III	2	4,018
Attorney V	2	2,464

Deputy Executive Director I	1	1,232
Chief Immigration Officer	3	3,243
Intelligence Officer V	1	1,081
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081

Total Key Positions	13	17,551

Other Positions

Administrative	360	82,556
Support to Technical	93	25,892
Technical	2,329	841,410

Total Other Positions	2,782	949,858

For the difference between the Authorized and Actual Salaries		6,689

Total Permanent Positions	2,795	974,098

Total Permanent Filled Positions	2,257	805,229

D. Land Registration Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,270
Deputy Administrator III	2	4,018
Register of Deeds IV	15	23,602
Director II	4	5,568
Deputy Register of Deeds IV	15	18,484
Attorney V	3	3,696
Register of Deeds III	41	50,524
Deeds Registry Inspector V	1	1,232
Records Officer V	1	1,081
Information Technology Officer III	1	1,081
Engineer V	2	2,162
Chief Administrative Officer	3	3,243
Chief Accountant	1	1,081

Total Key Positions	90	118,042

Other Positions

Administrative	1,065	250,472
Support to Technical	296	102,776
Technical	1,489	621,054

Total Other Positions	2,850	974,302

For the difference between the Authorized and Actual Salaries		16,867

Total Permanent Positions	2,940	1,109,211

Total Permanent Filled Positions	2,113	748,646

498	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

E. National Bureau of Investigation

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,270
Director V	3	6,028
Director IV	7	12,446
Director III	19	29,888
Director II	15	20,880
Attorney V	1	1,232
Medico-Legal Officer V	1	1,232
Medical Specialist IV	1	1,232
Investigation Agent VI	69	85,023
Engineer V	1	1,081
Crime Investigator V	1	1,081
Chief Administrative Officer	4	4,324
Chief Accountant	1	2,162
Identification Officer II	2	1,081
Training Specialist V	1	1,081
Chemist V	1	1,081
Polygraph Examiner V	1	1,081
Planning Officer V	1	1,081
Investigation Agent V	113	122,148
Information Technology Officer III	1	1,081

Total Key Positions	244	297,513

Other Positions

Administrative	430	103,741
Support to Technical	486	123,555
Technical	832	585,586

Total Other Positions	1,748	812,882

For the difference between the Authorized and Actual Salaries		24,675

Total Permanent Positions	1,992	1,135,070

Total Permanent Filled Positions	1,385	747,483

DECEMBER 25, 2023	OFFICIAL GAZETTE	499
STAFFING SUMMARY

F. Office for Alternative Dispute Resolution

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director IV	1	1,778
Director III	2	3,146
Attorney V	1	1,232
Information Officer V	1	1,081
Planning Officer V	1	1,081
Chief Administrative Officer	3	3,243
Training Specialist V	1	1,081

Total Key Positions	11	14,912

Other Positions

Administrative	28	12,077
Support to Technical	3	1,488
Technical	29	16,556

Total Other Positions	60	30,121

Total Permanent Positions	71	45,033

Total Permanent Filled Positions	48	28,620

G. Office of the Government Corporate Counsel

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Government Corporate Counsel	1	2,270
Deputy Government Corporate Counsel	1	2,009
Assistant Government Corporate Counsel	10	20,092
Government Corporate Attorney IV	12	21,337
Government Corporate Attorney III	18	28,323
Government Corporate Attorney II	21	29,242
Government Corporate Attorney I	4	4,929
Chief Administrative Officer	1	1,081

Total Key Positions	68	109,283

Other Positions

Administrative	39	11,116
Support to Technical	38	12,403
Technical	8	12,454

Total Other Positions	85	35,973

For the difference between the Authorized and Actual Salaries		1,531

Total Permanent Positions	153	146,787

Total Permanent Filled Positions	118	106,211

500	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

H. Office of the Solicitor General

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Solicitor General	1	3,341
Assistant Solicitor General	30	68,112
Director IV	4	7,112
Head Executive Assistant	1	1,573
Associate Solicitor III	60	83,549
Chief Administrative Officer	8	8,648
Chief Accountant	1	1,081
Librarian V	1	1,081
Internal Auditor V	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	2	2,162

Total Key Positions	110	178,821

Other Positions

Administrative	468	179,186
Support to Technical	85	29,565
Technical	316	458,637

Total Other Positions	869	667,388

For the difference between the Authorized and Actual Salaries		12,058

Total Permanent Positions	979	858,267

Total Permanent Filled Positions	824	731,204

DECEMBER 25, 2023	OFFICIAL GAZETTE	501
STAFFING SUMMARY

I. Parole and Probation Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director V	1	2,009
Director IV	1	1,778
Director II	16	22,272
Director I	16	19,712
Attorney V	1	1,232
Chief Probation Officer	186	201,053
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081

Total Key Positions	224	251,299

Other Positions

Administrative	385	93,511
Support to Technical	13	5,367
Technical	685	372,151

Total Other Positions	1,083	471,029

For the difference between the Authorized and Actual Salaries		12,060

Total Permanent Positions	1,307	734,388

Total Permanent Filled Positions	925	519,903

J. Presidential Commission on Good Government

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	4	9,082
Director IV	5	8,890
Attorney V	4	4,929
Special Investigator V	1	1,081
Chief Administrative Officer	7	7,567
Chief Accountant	1	1,081
Planning Officer V	1	1,081
Board Secretary V	1	1,081
Property Appraiser V	1	1,081
Information Technology Officer III	1	1,081
Development Management Officer V	1	1,081

Total Key Positions	28	41,376

Other Positions

Administrative	68	27,141
Support to Technical	33	18,418
Technical	18	10,592

Total Other Positions	119	56,151

For the difference between the Authorized and Actual Salaries		962

Total Permanent Positions	147	98,489

Total Permanent Filled Positions	97	65,940

502	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

K. Public Attorney’s Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Public Attorney	1	2,270
Deputy Chief Public Attorney	2	4,018
Public Attorney V	16	32,144
Public Attorney IV	19	33,782
Public Attorney III	412	648,266
Public Attorney II	831	1,157,153
Director II	2	2,784
Public Attorney I	127	156,499
Medico-Legal Officer V	1	1,232
Statistician V	1	1,081
Planning Officer V	1	1,081
Chief Administrative Officer	3	3,243
Chief Accountant	1	1,081

Total Key Positions	1,417	2,044,634

Other Positions

Administrative	634	151,050
Support to Technical	366	92,077
Technical	1,133	1,439,679

Total Other Positions	2,133	1,682,806

For the difference between the Authorized and Actual Salaries		84,618

Total Permanent Positions	3,550	3,812,058

Total Permanent Filled Positions	3,518	3,788,853

DECEMBER 25, 2023	OFFICIAL GAZETTE	503
STAFFING SUMMARY

XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	5	11,352
Department Assistant Secretary	6	12,055
Director IV	27	48,006
Head Executive Assistant	1	1,573
Director III	16	25,168
Director II	15	20,884
Attorney V	4	4,928
Planning Officer V	1	1,081
Internal Auditor V	2	2,162
Information Technology Officer III	1	1,081
Chief Labor and Employment Officer	90	97,290
Chief Administrative Officer	25	27,025
Project Evaluation Officer V	1	1,081
Chief Accountant	1	1,081

Total Key Positions	196	258,108

Other Positions

Administrative	531	179,865
Support to Technical	253	115,803
Technical	1,646	966,563

Total Other Positions	2,430	1,262,231

For the difference between the Authorized and Actual Salaries		21,168

Total Permanent Positions	2,626	1,541,507

Total Permanent Filled Positions	2,109	1,224,488

504	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Institute for Labor Studies

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Labor and Employment Officer	4	4,324

Total Key Positions	7	8,756

Other Positions

Administrative	24	8,944
Support to Technical	5	1,669
Technical	27	15,372

Total Other Positions	56	25,985

For the difference between the Authorized and Actual Salaries		321

Total Permanent Positions	63	35,062

Total Permanent Filled Positions	37	20,993

C. National Conciliation and Mediation Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Deputy Executive Director IV	2	3,556
Director II	18	25,056
Conciliator-Mediator	36	44,363
Chief Labor and Employment Officer	3	3,243
Chief Administrative Officer	3	3,243

Total Key Positions	63	81,470

Other Positions

Administrative	89	28,248
Support to Technical	31	9,255
Technical	66	40,920

Total Other Positions	186	78,423

For the difference between the Authorized and Actual Salaries		3,097

Total Permanent Positions	249	162,990

Total Permanent Filled Positions	197	130,047

DECEMBER 25, 2023	OFFICIAL GAZETTE	505
STAFFING SUMMARY

D. National Labor Relations Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	23	52,218
Executive Clerk of Court IV	1	2,009
Labor Arbiter	171	343,570
Executive Clerk of Court II	7	11,011
Director II	2	2,784
Attorney VI	33	45,952
Attorney V	2	2,464
Chief Administrative Officer	2	2,162

Total Key Positions	242	465,511

Other Positions

Administrative	391	108,799
Support to Technical	378	127,177
Technical	284	283,760

Total Other Positions	1,053	519,736

For the difference between the Authorized and Actual Salaries		15,947

Total Permanent Positions	1,295	1,001,194

Total Permanent Filled Positions	1,145	863,502

E. National Wages and Productivity Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Deputy Executive Director IV	2	3,556
Director II	3	4,176
Board Secretary VI	16	19,712
Attorney V	1	1,232
Chief Labor and Employment Officer	3	3,243
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	29	37,171

Other Positions

Administrative	65	18,360

506	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Technical	42	25,854
Technical	103	60,669

Total Other Positions	210	104,883

For the difference between the Authorized and Actual Salaries		2,103

Total Permanent Positions	239	144,157

Total Permanent Filled Positions	183	110,729

F. Professional Regulation Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	2	4,541
Assistant Commissioner, Constitutional Commission	1	2,009
Director IV	7	12,446
Director III	16	25,168
Attorney V	4	4,928
Board Secretary V	1	1,081
Planning Officer V	2	2,162
Internal Auditor V	1	1,081
Information Technology Officer III	3	3,243
Chief Professional Regulations Officer	42	45,402
Chief Administrative Officer	21	22,701
Statistician V	1	1,081
Chief Accountant	1	1,081

Total Key Positions	103	130,265

Other Positions

Administrative	384	120,801
Support to Technical	99	47,968
Technical	485	264,857

Total Other Positions	968	433,626

For the difference between the Authorized and Actual Salaries		3,393

Total Permanent Positions	1,071	567,284

Total Permanent Filled Positions	894	479,968

DECEMBER 25, 2023	OFFICIAL GAZETTE	507
STAFFING SUMMARY

G. Technical Education and Skills Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

Executive Director V	1	2,270
Deputy Executive Director V	5	10,046
Director IV	25	44,450
Director III	84	132,169
College Administrator II	1	1,392
Attorney V	1	1,232
Board Secretary VI	1	1,232
Vocational School Superintendent I	7	8,624
Internal Auditor V	1	1,081
Information Technology Officer III	2	2,162
Information Officer V	1	1,081
Chief Technical Education and Skills Development Specialist	51	55,131
Chief Administrative Officer	21	22,701
Vocational School Administrator III	24	25,944
Chief Accountant	1	1,081
Vocational School Administrator II	12	11,520
Vocational School Administrator I	10	8,580

Total Key Positions	248	330,696

Other Positions

Administrative	1,338	410,403
Support to Technical	157	57,683
Technical	3,170	1,568,183

Total Other Positions	4,665	2,036,269

For the difference between the Authorized and Actual Salaries		22,725

Total Permanent Positions	4,913	2,389,690

Total Permanent Filled Positions	4,128	2,028,855

508	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XIX. DEPARTMENT OF MIGRANT WORKERS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	4	9,082
Department Assistant Secretary	8	16,073
Executive Director III	1	1,778
Director IV	37	65,786
Director III	19	29,887
Deputy Executive Director III	2	3,146
Head Executive Assistant	1	1,573
Attorney V	7	8,624
Attache II	42	51,756
Chief Science Research Specialist	1	1,081
Chief Labor and Employment Officer	84	90,804
Chief Administrative Officer	25	27,025
Information Officer V	2	2,162
Chief Accountant	1	1,081
Training Specialist V	3	3,243
Planning Officer V	2	2,162
Internal Auditor V	2	2,162
Information Technology Officer III	2	2,162

Total Key Positions	244	322,928

Other Positions

Administrative	419	177,024
Support to Technical	84	38,433
Technical	1,038	566,191

Total Other Positions	1,541	781,648

For the difference between the Authorized and Actual Salaries		7,338

Total Permanent Positions	1,785	1,111,914

Total Permanent Filled Positions	506	315,923

DECEMBER 25, 2023	OFFICIAL GAZETTE	509
STAFFING SUMMARY

B. Overseas Workers Welfare Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director V	1	2,270
Deputy Executive Director V	3	6,027
Director IV	4	7,112
Director II	21	29,232
Chief Administrative Officer	8	8,648
Chief Accountant	1	1,081
Internal Auditor V	1	1,081
Overseas Worker Welfare Officer V	23	24,863
Information Technology Officer III	1	1,081

Total Key Positions	63	81,395

Other Positions

Administrative	165	77,819
Support to Technical	1	406
Technical	261	151,225

Total Other Positions	427	229,450

For the difference between the Authorized and Actual Salaries		5,220

Total Permanent Positions	490	316,065

Total Permanent Filled Positions	401	264,344

510	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XX. DEPARTMENT OF NATIONAL DEFENSE

A. Office of the Secretary (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	7	15,893
Department Assistant Secretary	8	16,074
Director IV	10	17,780
Director III	1	1,573
Head Executive Assistant	1	1,573
Attorney V	2	2,464
Internal Auditor V	2	2,162
Intelligence Officer V	1	1,081
Information Technology Officer III	2	2,162
Engineer V	1	1,081
Chief Defense Research Officer	2	2,162
Chief Administrative Officer	10	10,810
Logistics Management Officer V	2	2,162
Planning Officer V	2	2,162
Chief Accountant	1	1,081

Total Key Positions	53	83,561

Other Positions

Administrative	172	51,793
Support to Technical	90	52,256
Technical	32	15,971

Total Other Positions	294	120,020

For the difference between the Authorized and Actual Salaries		2,730

Total Permanent Positions	347	206,311

Total Permanent Filled Positions	254	148,788

DECEMBER 25, 2023	OFFICIAL GAZETTE	511
STAFFING SUMMARY

B. Government Arsenal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081
Production Planning and Control Officer V	3	3,243
Engineer V	2	2,162

Total Key Positions	10	11,999

Other Positions

Administrative	165	38,984
Support to Technical	49	15,837
Technical	463	118,072

Total Other Positions	677	172,893

For the difference between the Authorized and Actual Salaries		2,111

Total Permanent Positions	687	187,003

Total Permanent Filled Positions	576	151,944

C. National Defense College of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	2	2,162
Chief Defense Research Officer	1	1,081

Total Key Positions	5	6,594

Other Positions

Administrative	40	11,271
Technical	21	14,145

Total Other Positions	61	25,416

For the difference between the Authorized and Actual Salaries		761

Total Permanent Positions	66	32,771

Total Permanent Filled Positions	58	27,714

512	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D. Office of Civil Defense

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,270
Deputy Administrator III	2	4,018
Director III	5	7,865
Director II	17	23,664
Director I	1	1,232
Civil Defense Officer V	17	18,377
Chief Administrative Officer	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	1	1,081
Training Specialist V	1	1,081
Human Resource Management Officer V	1	1,081

Total Key Positions	48	62,831

Other Positions

Administrative	192	65,973
Support to Technical	127	45,735
Technical	346	157,286

Total Other Positions	665	268,994

For the difference between the Authorized and Actual Salaries		412

Total Permanent Positions	713	332,237

Total Permanent Filled Positions	551	263,318

E. Philippine Veterans Affairs Office (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director V	1	2,009
Special Presidential Representative	1	2,009
Director IV	1	1,778
Medical Officer V	1	1,232
Attorney V	1	1,232
Chief Shrine Curator	1	1,081
Chief Administrative Officer	4	4,324
Information Technology Officer III	1	1,081
Chief Veterans Assistance Officer	2	2,162

DECEMBER 25, 2023	OFFICIAL GAZETTE	513
STAFFING SUMMARY

Total Key Positions	13	16,908

Other Positions

Administrative	148	36,531
Support to Technical	29	10,068
Technical	196	72,571

Total Other Positions	373	119,170

For the difference between the Authorized and Actual Salaries		1,663

Total Permanent Positions	386	137,741

Total Permanent Filled Positions	312	108,325

F. Veterans Memorial Medical Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief of Medical Professional Staff II	1	1,392
Medical Specialist IV	14	17,252
Nurse VII	1	1,081
Chief Administrative Officer	2	2,162

Total Key Positions	20	25,238

Other Positions

Administrative	322	84,437
Support to Technical	312	64,734
Technical	1,120	634,011

Total Other Positions	1,754	783,182

For the difference between the Authorized and Actual Salaries		10,808

Total Permanent Positions	1,774	819,228

Total Permanent Filled Positions	1,470	685,762

514	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

G. ARMED FORCES OF THE PHILIPPINES

G.1. Philippine Army (Land Forces)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Accountant	1	1,081
Chief Administrative Officer	3	3,243
Chemist V	1	1,081

Total Key Positions	5	5,405

Other Positions

Administrative	1,001	254,997
Support to Technical	656	224,462
Technical	36	10,077

Total Other Positions	1,693	489,536

For the difference between the Authorized and Actual Salaries		1,585

Total Permanent Positions	1,698	496,526

Total Permanent Filled Positions	1,273	381,116

Total Military Personnel	114,576	46,075,281
Total Filled Permanent and Military	113,456	45,604,657

Total	114,729	45,985,773

G.2. Philippine Air Force (Air Forces)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Administrative Officer	3	3,243
Chief Accountant	1	1,081

Total Key Positions	4	4,324

Other Positions

Administrative	962	213,611
Support to Technical	590	193,181
Technical	271	102,431

Total Other Positions	1,823	509,223

For the difference between the Authorized and Actual Salaries		3,088

Total Permanent Positions	1,827	516,635

Total Permanent Filled Positions	1,271	386,199

Total Military Personnel	22,917	9,273,220
Total Filled Permanent and Military	20,961	8,512,788

Total	22,232	8,898,987

DECEMBER 25, 2023	OFFICIAL GAZETTE	515
STAFFING SUMMARY

G.3. Philippine Navy (Naval Forces)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Administrative Officer	5	5,405
Medical Specialist III	1	1,081
Chief Accountant	1	1,081

Total Key Positions	7	7,567

Other Positions

Administrative	683	188,206
Support to Technical	249	82,732
Technical	461	155,654

Total Other Positions	1,393	426,592

For the difference between the Authorized and Actual Salaries		4,290

Total Permanent Positions	1,400	438,449

Total Permanent Filled Positions	1,105	334,331

Total Military Personnel	26,571	11,082,913
Total Filled Permanent and Military	25,445	10,325,783

Total	26,550	10,660,114

516	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

G.4. General Headquarters, AFP and AFP-Wide Service Support Units (AFPWSSUs)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Medical Center Chief II	1	1,573
Chief of Medical Professional Staff II	1	1,392
Director I	1	1,232
Engineer V	1	1,081
Chief Administrative Officer	7	7,567
Chief Accountant	1	1,081

Total Key Positions	12	13,926

Other Positions

Administrative	1,560	376,252
Support to Technical	682	241,863
Technical	1,690	606,500

Total Other Positions	3,932	1,224,615

For the difference between the Authorized and Actual Salaries		7,674

Total Permanent Positions	3,944	1,246,215

Total Permanent Filled Positions	2,879	915,543

Total Military Personnel	3,231	1,786,581
Total Filled Permanent and Military	2,941	1,777,940

Total	5,820	2,693,483

DECEMBER 25, 2023	OFFICIAL GAZETTE	517
STAFFING SUMMARY

XXI. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	9	20,434
Department Assistant Secretary	7	14,064
Project Manager IV	8	14,224
Director IV	31	55,119
Head Executive Assistant	1	1,573
Director III	23	36,187
Project Manager III	30	47,204
Project Manager II	31	43,167
Regional Equipment Engineer	1	1,232
Project Manager I	48	59,149
Attorney V	21	25,872
District Engineer	186	229,204
Chief Accountant	1	1,081
Architect V	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	4	4,324
Information Officer V	1	1,081
Fiscal Controller V	1	1,081
Engineer V	186	201,062
Community Affairs Officer V	1	1,081
Internal Auditor V	2	2,162
Chief Environmental Management Specialist	1	1,081
Chief Administrative Officer	42	45,402

Total Key Positions	638	811,287

Other Positions

Administrative	5,090	1,581,258
Support to Technical	3,672	900,687
Technical	13,830	6,548,815

Total Other Positions	22,592	9,030,760

For the difference between the Authorized and Actual Salaries		167,590

Total Permanent Positions	23,230	10,009,637

Total Permanent Filled Positions	19,969	8,797,737

518	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXII. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	3	6,810
Department Assistant Secretary	4	8,037
Director IV	20	35,560
Director III	1	1,573
Head Executive Assistant	1	1,573
Attorney V	1	1,232
Project Development Officer V	2	2,162
Planning Officer V	2	2,162
Internal Auditor V	2	2,162
Chief Science Research Specialist	18	19,458
Chief Health Program Officer	1	1,081
Chief Administrative Officer	21	22,701
Chief Accountant	1	1,081

Total Key Positions	78	108,933

Other Positions

Administrative	215	86,438
Support to Technical	43	23,127
Technical	512	264,419

Total Other Positions	770	373,984

For the difference between the Authorized and Actual Salaries		4,406

Total Permanent Positions	848	487,323

Total Permanent Filled Positions	739	425,295

DECEMBER 25, 2023	OFFICIAL GAZETTE	519
STAFFING SUMMARY

B. Advanced Science and Technology Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Chief Science Research Specialist	4	4,324
Chief Administrative Officer	1	1,081

Total Key Positions	6	7,183

Other Positions

Administrative	25	9,311
Support to Technical	6	1,883
Technical	53	27,314

Total Other Positions	84	38,508

For the difference between the Authorized and Actual Salaries		1,079

Total Permanent Positions	90	46,770

Total Permanent Filled Positions	75	40,144

C. Food and Nutrition Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	3	3,243

Total Key Positions	6	7,675

Other Positions

Administrative	34	11,267
Support to Technical	5	2,500
Technical	141	66,514

Total Other Positions	180	80,281

For the difference between the Authorized and Actual Salaries		513

Total Permanent Positions	186	88,469

Total Permanent Filled Positions	155	72,466

520	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D. Forest Products Research and Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	3	3,243

Total Key Positions	6	7,675

Other Positions

Administrative	42	13,545
Support to Technical	8	2,580
Technical	136	61,207

Total Other Positions	186	77,332

For the difference between the Authorized and Actual Salaries		444

Total Permanent Positions	192	85,451

Total Permanent Filled Positions	178	79,002

E. Industrial Technology Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	2	3,147
Chief Administrative Officer	2	2,162
Chief Science Research Specialist	9	9,729

Total Key Positions	14	16,816

Other Positions

Administrative	42	14,481
Support to Technical	2	626
Technical	312	144,486

Total Other Positions	356	159,593

For the difference between the Authorized and Actual Salaries		1,081

Total Permanent Positions	370	177,490

Total Permanent Filled Positions	303	144,269

DECEMBER 25, 2023	OFFICIAL GAZETTE	521
STAFFING SUMMARY

F. Metals Industry Research and Development Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chief Administrative Officer	1	1,081
Planning Officer V	1	1,081
Chief Science Research Specialist	4	4,324

Total Key Positions	9	11,411

Other Positions

Administrative	56	20,561
Support to Technical	45	14,823
Technical	124	58,429

Total Other Positions	225	93,813

For the difference between the Authorized and Actual Salaries		797

Total Permanent Positions	234	106,021

Total Permanent Filled Positions	206	95,080

G. National Academy of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Chief Science Research Specialist	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,940

Other Positions

Administrative	7	2,621
Technical	9	4,532

Total Other Positions	16	7,153

For the difference between the Authorized and Actual Salaries		215

Total Permanent Positions	19	11,308

Total Permanent Filled Positions	17	10,424

522	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

H. National Research Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Chief Science Research Specialist	2	2,162
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,021

Other Positions

Administrative	16	6,653
Support to Technical	6	3,139
Technical	18	7,624

Total Other Positions	40	17,416

For the difference between the Authorized and Actual Salaries		91

Total Permanent Positions	44	22,528

Total Permanent Filled Positions	34	17,095

I. Philippine Atmospheric, Geophysical and Astronomical Services Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,270
Director III	3	4,720
Chief Administrative Officer	2	2,162
Weather Services Chief	10	10,810

Total Key Positions	16	19,962

Other Positions

Administrative	79	28,799
Support to Technical	4	1,885
Technical	867	323,423

Total Other Positions	950	354,107

For the difference between the Authorized and Actual Salaries		19

Total Permanent Positions	966	374,088

Total Permanent Filled Positions	806	320,290

DECEMBER 25, 2023	OFFICIAL GAZETTE	523
STAFFING SUMMARY

J. Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	3	4,720
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	12	12,972

Total Key Positions	17	20,551

Other Positions

Administrative	76	22,639
Support to Technical	2	731
Technical	161	82,016

Total Other Positions	239	105,386

For the difference between the Authorized and Actual Salaries		405

Total Permanent Positions	256	126,342

Total Permanent Filled Positions	210	104,981

K. Philippine Council for Health Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,778
Chief Science Research Specialist	3	3,243
Chief Administrative Officer	1	1,081

Total Key Positions	5	6,102

Other Positions

Administrative	22	7,966
Technical	42	21,501

Total Other Positions	64	29,467

For the difference between the Authorized and Actual Salaries		311

Total Permanent Positions	69	35,880

Total Permanent Filled Positions	57	29,092

524	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

L. Philippine Council for Industry, Energy and Emerging Technology Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	6	6,486

Total Key Positions	9	10,918

Other Positions

Administrative	20	7,408
Support to Technical	4	1,867
Technical	45	25,270

Total Other Positions	69	34,545

For the difference between the Authorized and Actual Salaries		146

Total Permanent Positions	78	45,609

Total Permanent Filled Positions	71	43,205

M. Philippine Institute of Volcanology and Seismology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	4	4,324

Total Key Positions	7	8,756

Other Positions

Administrative	34	10,451
Support to Technical	6	2,548
Technical	205	80,685

Total Other Positions	245	93,684

For the difference between the Authorized and Actual Salaries		1,016

Total Permanent Positions	252	103,456

Total Permanent Filled Positions	208	84,031

DECEMBER 25, 2023	OFFICIAL GAZETTE	525
STAFFING SUMMARY

N. Philippine Nuclear Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	4	4,324

Total Key Positions	7	8,756

Other Positions

Administrative	50	15,384
Support to Technical	10	4,342
Technical	195	96,850

Total Other Positions	255	116,576

For the difference between the Authorized and Actual Salaries		5,963

Total Permanent Positions	262	131,295

Total Permanent Filled Positions	225	114,605

526	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

O. Philippine Science High School System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Director III	15	23,595
Deputy Executive Director III	1	1,573
Information Technology Officer III	1	1,081
Chief Science Research Specialist	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	20	30,189

Other Positions

Administrative	233	88,120
Support to Technical	56	21,047
Technical	1,216	736,674

Total Other Positions	1,505	845,841

For the difference between the Authorized and Actual Salaries		968

Total Permanent Positions	1,525	876,998

Total Permanent Filled Positions	1,393	809,540

P. Philippine Textile Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Chief Science Research Specialist	2	2,162
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,021

Other Positions

Administrative	32	10,620
Support to Technical	1	199
Technical	58	24,497

Total Other Positions	91	35,316

For the difference between the Authorized and Actual Salaries		124

Total Permanent Positions	95	40,461

Total Permanent Filled Positions	79	31,724

DECEMBER 25, 2023	OFFICIAL GAZETTE	527
STAFFING SUMMARY

Q. Science Education Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573

Chief Administrative Officer	1	1,081
Chief Science Research Specialist	3	3,243

Total Key Positions	6	7,675

Other Positions

Administrative	11	4,878
Support to Technical	2	1,000
Technical	39	20,078

Total Other Positions	52	25,956

For the difference between the Authorized and Actual Salaries		223

Total Permanent Positions	58	33,854

Total Permanent Filled Positions	52	29,750

R. Science and Technology Information Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Chief Science Research Specialist	2	2,162
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,021

Other Positions

Administrative	21	7,925
Support to Technical	11	4,158
Technical	24	12,545

Total Other Positions	56	24,628

For the difference between the Authorized and Actual Salaries		120

Total Permanent Positions	60	29,769

Total Permanent Filled Positions	56	27,612

528	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

S. Technology Application and Promotion Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Chief Science Research Specialist	3	3,243
Chief Administrative Officer	1	1,081

Total Key Positions	5	6,102

Other Positions

Administrative	25	9,287
Support to Technical	5	2,716
Technical	40	22,488

Total Other Positions	70	34,491

For the difference between the Authorized and Actual Salaries		66

Total Permanent Positions	75	40,659

Total Permanent Filled Positions	73	39,564

DECEMBER 25, 2023	OFFICIAL GAZETTE	529
STAFFING SUMMARY

XXIII. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	11	24,975
Department Assistant Secretary	13	26,119
Director IV	31	55,118
Director III	32	50,345
Head Executive Assistant	1	1,573
Attorney V	2	2,464
Social Welfare Officer V	62	67,022
Planning Officer V	2	2,162
Internal Auditor V	2	2,162
Information Technology Officer III	2	2,162
Information Officer V	3	3,243
Chief Administrative Officer	26	28,106
Training Center Superintendent II	4	4,324
Chief Accountant	1	1,081

Total Key Positions	193	274,197

Other Positions

Administrative	1,460	459,641
Support to Technical	467	149,026
Technical	1,217	575,151

Total Other Positions	3,144	1,183,818

For the difference between the Authorized and Actual Salaries		20,579

Total Permanent Positions	3,337	1,478,594

Total Permanent Filled Positions	3,018	1,336,982

530	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Council for the Welfare of Children

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director IV	1	1,778
Chief Administrative Officer	1	1,081
Planning Officer V	3	3,243

Total Key Positions	6	8,372

Other Positions

Administrative	36	14,566
Support to Technical	1	350
Technical	22	12,078

Total Other Positions	59	26,994

For the difference between the Authorized and Actual Salaries		39

Total Permanent Positions	65	35,405

Total Permanent Filled Positions	51	27,880

C. Juvenile Justice and Welfare Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Social Welfare Officer V	3	3,243

Total Key Positions	6	7,675

Other Positions

Administrative	35	11,022
Technical	35	19,705

Total Other Positions	70	30,727

For the difference between the Authorized and Actual Salaries		401

Total Permanent Positions	76	38,803

Total Permanent Filled Positions	72	35,221

DECEMBER 25, 2023	OFFICIAL GAZETTE	531
STAFFING SUMMARY

D. National Anti-Poverty Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,341
Deputy Director-General	2	4,541
Director III	4	6,292
Information Technology Officer III	1	1,081
Development Management Officer V	5	5,405
Chief Administrative Officer	1	1,081
Vice-Chairman (Ex-Officio)	2

Total Key Positions	14	21,741

Other Positions

Administrative	13	7,350
Support to Technical	1	616
Technical	22	14,114

Total Other Positions	36	22,080

For the difference between the Authorized and Actual Salaries		445

Total Permanent Positions	50	44,266

Total Permanent Filled Positions	39	31,232

E. NATIONAL AUTHORITY FOR CHILD CARE

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director V	2	4,018
Director III	2	3,146
Director I	16	19,712
Project Development Officer V	1	1,081
Social Welfare Officer V	4	4,324
Chief Administrative Officer	2	2,162

Total Key Positions	28	36,713

Other Positions

Administrative	184	67,250
Technical	341	154,371

Total Other Positions	525	221,621

For the difference between the Authorized and Actual Salaries		308

Total Permanent Positions	553	258,642

Total Permanent Filled Positions	39	23,029

532	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

F. National Commission on Indigenous Peoples

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	6	13,622
Executive Director IV	1	2,009
Director IV	22	39,116
Attorney VI	13	18,096
Medical Officer V	1	1,232
Attorney V	3	3,696
Planning Officer V	1	1,081
Information Technology Officer III	1	1,081
Engineer V	1	1,081
Development Management Officer V	67	72,427
Community Affairs Officer V	1	1,081
Chief Administrative Officer	18	19,458
Project Development Officer V	2	2,162
Chief Accountant	1	1,081

Total Key Positions	139	180,564

Other Positions

Administrative	544	145,016
Support to Technical	20	9,992
Technical	984	398,944

Total Other Positions	1,548	553,952

For the difference between the Authorized and Actual Salaries		14,068

Total Permanent Positions	1,687	748,584

Total Permanent Filled Positions	1,421	623,393

DECEMBER 25, 2023	OFFICIAL GAZETTE	533
STAFFING SUMMARY

G. National Council on Disability Affairs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Project Development Officer V	1	1,081
Planning Officer V	1	1,081
Information Officer V	1	1,081
Chief Administrative Officer	1	1,081
Chairman (Ex-Officio)	1
Member (Ex-Officio)	18

Total Key Positions	6	7,675

Other Positions

Administrative	30	8,756
Support to Technical	5	2,451
Technical	22	13,192

Total Other Positions	57	24,399

For the difference between the Authorized and Actual Salaries		220

Total Permanent Positions	63	32,294

Total Permanent Filled Positions	34	19,043

H. Presidential Commission for the Urban Poor

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,270
Commission Member II	4	7,112
Chief Administrative Officer	1	1,081
Development Management Officer V	4	4,324

Total Key Positions	10	14,787

Other Positions

Administrative	48	12,436
Support to Technical	5	2,532
Technical	119	54,760

Total Other Positions	172	69,728

For the difference between the Authorized and Actual Salaries		1,137

Total Permanent Positions	182	85,652

Total Permanent Filled Positions	155	74,613

534	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXIV. DEPARTMENT OF TOURISM

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	5	11,351
Department Assistant Secretary	7	14,063
Director IV	30	53,340
Director III	16	25,168
Head Executive Assistant	1	1,573
Attorney V	2	2,464
Planning Officer V	2	2,162
Internal Auditor V	2	2,162
Information Technology Officer III	1	1,081
Chief Tourism Operations Officer	39	42,159
Chief Administrative Officer	6	6,486
Chief Accountant	1	1,081

Total Key Positions	113	166,431

Other Positions

Administrative	223	83,118
Support to Technical	29	11,537
Technical	400	206,260

Total Other Positions	652	300,915

For the difference between the Authorized and Actual Salaries		4,458

Total Permanent Positions	765	471,804

Total Permanent Filled Positions	527	326,284

DECEMBER 25, 2023	OFFICIAL GAZETTE	535
STAFFING SUMMARY

B. Intramuros Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Chief Historic Sites Development Officer	2	2,162
Chief Tourism Operations Officer	1	1,081
Planning Officer V	1	1,081
Sales and Promotion Supervisor V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	7	8,756

Other Positions

Administrative	32	10,277
Support to Technical	6	2,967
Technical	17	8,946

Total Other Positions	55	22,190

For the difference between the Authorized and Actual Salaries		559

Total Permanent Positions	62	31,505

Total Permanent Filled Positions	45	24,299

C. National Parks Development Committee

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	2	2,162
Park Operations Superintendent V	1	1,081
Planning Officer V	1	1,081
Media Production Specialist V	1	1,081

Total Key Positions	7	8,756

Other Positions

Administrative	68	18,365
Support to Technical	23	9,438
Technical	129	26,096

Total Other Positions	220	53,899

For the difference between the Authorized and Actual Salaries		1,224

Total Permanent Positions	227	63,879

Total Permanent Filled Positions	135	43,685

536	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D. Philippine Commission on Sports Scuba Diving

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573

Total Key Positions	2	3,351

Other Positions

Administrative	6	2,333
Technical	13	7,850

Total Other Positions	19	10,183

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	21	13,534

Total Permanent Filled Positions	2	3,352

DECEMBER 25, 2023	OFFICIAL GAZETTE	537
STAFFING SUMMARY

XXV. DEPARTMENT OF TRADE AND INDUSTRY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,163
Department Assistant Secretary	13	26,119
Director IV	36	64,008
Special Trade Representative	10	17,781
Director III	28	44,045
Head Executive Assistant	1	1,573
Provincial Trade and Industry Officer	78	108,611
Attorney V	6	7,393
Information Technology Officer III	3	3,243
Information Officer V	1	1,081
Chief Trade-Industry Development Specialist	188	203,225
Chief Administrative Officer	20	21,620
Internal Auditor V	2	2,162
Chief Accountant	1	1,081
Project Development Officer V	1	1,081
Planning Officer V	2	2,162

Total Key Positions	399	526,689

Other Positions

Administrative	668	216,787
Support to Technical	119	67,522
Technical	1,470	759,256

Total Other Positions	2,257	1,043,565

For the difference between the Authorized and Actual Salaries		20,994

Total Permanent Positions	2,656	1,591,248

Total Permanent Filled Positions	2,204	1,292,390

538	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Board of Investments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Governor	3	6,028
Executive Director IV	4	8,037
Director III	10	15,730
Attorney V	2	2,464
Chief Administrative Officer	3	3,243
Chief Investments Specialist	25	27,025
Chief Accountant	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	1	1,081
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	2
Chairman (Ex-Officio)	1

Total Key Positions	50	65,770

Other Positions

Administrative	66	22,588
Support to Technical	13	8,328
Technical	176	91,633

Total Other Positions	255	122,549

For the difference between the Authorized and Actual Salaries		1,130

Total Permanent Positions	305	189,449

Total Permanent Filled Positions	202	128,783

C. Construction Industry Authority of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	5	8,890
Chief Trade-Industry Development Specialist	9	9,729
Chief Administrative Officer	1	1,081

Total Key Positions	15	19,700

Other Positions

Administrative	34	10,179
Support to Technical	12	6,082
Technical	67	34,055

Total Other Positions	113	50,316

For the difference between the Authorized and Actual Salaries		706

Total Permanent Positions	128	70,722

Total Permanent Filled Positions	91	48,953

DECEMBER 25, 2023	OFFICIAL GAZETTE	539
STAFFING SUMMARY

D. Cooperative Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman III	1	2,270
Board Member III	6	12,055
Administrator II	1	2,009
Executive Director III	1	1,778
Deputy Administrator II	5	8,890
Deputy Executive Director III	1	1,573
Director III	16	25,168
Director II	17	23,664
Attorney V	2	2,464
Planning Officer V	1	1,081
Internal Auditor V	1	1,081
Information Technology Officer III	1	1,081
Chief Cooperatives Development Specialist	6	6,486
Chief Administrative Officer	3	3,243

Total Key Positions	62	92,843

Other Positions

Administrative	219	62,073
Support to Technical	35	23,530
Technical	566	268,017

Total Other Positions	820	353,620

For the difference between the Authorized and Actual Salaries		5,175

Total Permanent Positions	882	451,638

Total Permanent Filled Positions	670	340,436

540	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

E. Design Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	2	2,162
Chief Trade-Industry Development Specialist	1	1,081
Chief Industrial Design Specialist	3	3,243

Total Key Positions	8	9,837

Other Positions

Administrative	38	12,636
Support to Technical	4	1,515
Technical	96	49,706

Total Other Positions	138	63,857

For the difference between the Authorized and Actual Salaries		570

Total Permanent Positions	146	74,264

Total Permanent Filled Positions	75	42,957

F. Philippine Trade Training Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Information Officer V	1	1,081
Planning Officer V	1	1,081
Chief Trade-Industry Development Specialist	2	2,162

Total Key Positions	7	8,756

Other Positions

Administrative	18	6,706
Support to Technical	9	3,363
Technical	24	12,397

Total Other Positions	51	22,466

For the difference between the Authorized and Actual Salaries		739

Total Permanent Positions	58	31,961

Total Permanent Filled Positions	50	27,840

DECEMBER 25, 2023	OFFICIAL GAZETTE	541
STAFFING SUMMARY

XXVI. DEPARTMENT OF TRANSPORTATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,163
Executive Director V	1	2,270
Department Assistant Secretary	13	26,119
Board Member III	2	4,018
Director V	1	2,009
Board Chairman II	1	2,009
Executive Director III	1	1,778
Director IV	6	10,668
Director III	16	25,170
Head Executive Assistant	1	1,573
Project Manager II	7	9,747
Director II	30	41,760
Director I	14	17,248
Attorney V	8	9,856
Information Technology Officer III	3	3,243
Engineer V	7	7,567
Chief Transportation Regulation Officer	62	67,022
Chief Transportation Development Officer	32	34,592
Chief Communications Development Officer	1	1,081
Chief Administrative Officer	50	54,050
Internal Auditor V	2	2,162
Chief Accountant	1	1,081
Supervising Transportation Regulation Officer	168	144,145
Supervising Transportation Development Officer	7	6,007
Engineer IV	1	858

Total Key Positions	444	497,537

Other Positions

Administrative	3,035	855,422
Support to Technical	490	183,084
Technical	1,643	630,960

Total Other Positions	5,168	1,669,466

For the difference between the Authorized and Actual Salaries		24,897

Total Permanent Positions	5,612	2,191,900

Total Permanent Filled Positions	4,511	1,698,427

542	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Civil Aeronautics Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Attorney V	2	2,464
Chief Transportation Regulation Officer	1	1,081
Chief Transportation Development Officer	1	1,081
Financial Analyst V	1	1,081
Chief Administrative Officer	2	2,162

Total Key Positions	9	11,220

Other Positions

Administrative	46	15,971
Support to Technical	26	12,993
Technical	45	21,502

Total Other Positions	117	50,466

For the difference between the Authorized and Actual Salaries		933

Total Permanent Positions	126	62,619

Total Permanent Filled Positions	102	53,975

C. Maritime Industry Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Executive Director III	1	1,778
Deputy Executive Director IV	2	3,556
Deputy Executive Director III	1	1,573
Director II	22	30,624
Maritime Education & Training Standards Supervisor	25	34,812
Attorney V	4	4,928
Information Technology Officer III	2	2,162
Information Officer V	1	1,081
Chief Shipping Operations Specialist	3	3,243
Chief Shipbuilding Specialist	1	1,081

DECEMBER 25, 2023	OFFICIAL GAZETTE	543
STAFFING SUMMARY

Chief Maritime Industry Development Specialist	19	20,539
Chief Administrative Officer	6	6,486
Planning Officer V	2	2,162
Chief Accountant	1	1,081
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	91	117,115

Other Positions

Administrative	242	72,075
Support to Technical	63	27,839
Technical	419	210,687

Total Other Positions	724	310,601

For the difference between the Authorized and Actual Salaries		3,420

Total Permanent Positions	815	431,136

Total Permanent Filled Positions	661	349,464

D. Office of Transportation Cooperatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman I	1	1,778
Executive Director II	1	1,573
Chief Administrative Officer	1	1,081
Planning Officer V	1	1,081
Chief Cooperatives Development Specialist	1	1,081
Member (Ex-Officio)	6

Total Key Positions	5	6,594

Other Positions

Administrative	25	7,099
Support to Technical	9	4,368
Technical	4	2,067

Total Other Positions	38	13,534

For the difference between the Authorized and Actual Salaries		475

Total Permanent Positions	43	20,603

Total Permanent Filled Positions	38	17,406

544	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

E. Office for Transportation Security

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,270
Deputy Administrator III	1	2,009
Director IV	5	8,890
Attorney V	2	2,465
Chief Transportation Regulation Officer	5	5,405
Information Officer V	1	1,081
Chief Administrative Officer	3	3,243
Intelligence Officer V	1	1,081

Total Key Positions	19	26,444

Other Positions

Administrative	28	11,517
Support to Technical	7	5,432
Technical	172	81,354

Total Other Positions	207	98,303

For the difference between the Authorized and Actual Salaries		135

Total Permanent Positions	226	124,882

Total Permanent Filled Positions	172	176,076

F. Philippine Coast Guard

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	1	1,081

Total Key Positions	1	1,081

Other Positions

Administrative	196	59,668
Support to Technical	332	70,714
Technical	40	10,981

Total Other Positions	568	141,363

For the difference between the Authorized and Actual Salaries		1,279

Total Permanent Positions	569	143,723

Total Permanent Filled Positions	373	95,890

Total Uniformed Personnel	26,430	8,212,825
Total Filled Permanent and Uniformed	26,430	8,212,825

Total Filled Permanent and Uniformed	26,803	8,308,715

DECEMBER 25, 2023	OFFICIAL GAZETTE	545
STAFFING SUMMARY

G. Toll Regulatory Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director II	1	1,573
Chief Public Utilities Regulation Officer	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,735

Other Positions

Administrative	10	3,590
Support to Technical	2	816
Technical	14	6,784

Total Other Positions	26	11,190

For the difference between the Authorized and Actual Salaries		523

Total Permanent Positions	29	15,448

Total Permanent Filled Positions	27	13,889

546	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXVII. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	5	11,352
Department Assistant Secretary	5	10,046
Director IV	32	56,896
Director III	25	39,325
Head Executive Assistant	1	1,573
Attorney V	3	3,696
Planning Officer V	1	1,081
Internal Auditor V	2	2,162
Information Technology Officer III	2	2,162
Information Officer V	2	2,162
Chief Economic Development Specialist	99	107,019
Chief Administrative Officer	22	23,782
Chief Accountant	1	1,081

Total Key Positions	201	265,678

Other Positions

Administrative	466	153,938
Support to Technical	56	26,608
Technical	699	410,087

Total Other Positions	1,221	590,633

For the difference between the Authorized and Actual Salaries		9,971

Total Permanent Positions	1,422	866,282

Total Permanent Filled Positions	1,216	749,633

DECEMBER 25, 2023	OFFICIAL GAZETTE	547
STAFFING SUMMARY

B. Commission on Population and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director III	1	1,573
Director I	16	19,712
Planning Officer V	1	1,081
Information Officer V	1	1,081
Population Program Officer V	1	1,081
Project Evaluation Officer V	1	1,081
Chief Administrative Officer	2	2,162

Total Key Positions	24	30,041

Other Positions

Administrative	140	45,071
Support to Technical	28	11,039
Technical	161	75,248

Total Other Positions	329	131,358

For the difference between the Authorized and Actual Salaries		416

Total Permanent Positions	353	161,815

Total Permanent Filled Positions	290	136,764

C. Philippine National Volunteer Service Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Chief Volunteer Service Officer	2	2,162
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,021

Other Positions

Administrative	12	3,634
Support to Technical	4	1,484
Technical	10	5,328

Total Other Positions	26	10,446

For the difference between the Authorized and Actual Salaries		190

Total Permanent Positions	30	15,657

Total Permanent Filled Positions	27	13,735

548	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D. Public-Private Partnership Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director V	2	4,018
Director IV	6	10,668
Director III	4	6,292
Attorney V	2	2,464
Information Officer V	1	1,081
Training Specialist V	1	1,081
Chief Administrative Officer	3	3,243
Project Evaluation Officer V	2	2,162
Project Development Officer V	5	5,405
Planning Officer V	2	2,162
Information Technology Officer III	1	1,081

Total Key Positions	30	41,927

Other Positions

Administrative	23	10,303
Support to Technical	18	10,913
Technical	72	40,477

Total Other Positions	113	61,693

For the difference between the Authorized and Actual Salaries		821

Total Permanent Positions	143	104,441

Total Permanent Filled Positions	106	80,597

E. Philippine Statistical Research and Training Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Chief Statistical Specialist	2	2,162
Information Technology Officer III	1	1,081
Chief Administrative Officer	1	1,081
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	5	6,102

Other Positions

Administrative	15	5,828
Support to Technical	2	1,000
Technical	34	16,285

Total Other Positions	51	23,113

DECEMBER 25, 2023	OFFICIAL GAZETTE	549
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		286

Total Permanent Positions	56	29,501

Total Permanent Filled Positions	45	23,931

F. Philippine Statistics Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

National Statistician	1	2,270
Deputy National Statistician	4	8,037
Assistant National Statistician	14	24,892
Director III	4	6,292
Director II	17	23,664
Chief Administrative Officer	20	21,620
Planning Officer V	1	1,081
Chief Accountant	1	1,081
Internal Auditor V	1	1,081
Information Technology Officer III	9	9,729
Information Officer V	1	1,081
Project Development Officer V	3	3,243
Project Evaluation Officer V	1	1,081
Registration Officer V	5	5,405
Chief Statistical Specialist	132	142,692

Total Key Positions	214	253,249

Other Positions

Administrative	1,062	326,656
Support to Technical	11	5,688
Technical	1,995	886,918

Total Other Positions	3,068	1,219,262

For the difference between the Authorized and Actual Salaries		3,544

Total Permanent Positions	3,282	1,476,055

Total Permanent Filled Positions	2,791	1,238,013

550	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

G. Tariff Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,270
Commission Member III	2	4,018
Director III	2	3,146
Director II	1	1,392
Attorney V	1	1,232
Chief Tariff Specialist	4	4,324
Chief Administrative Officer	2	2,162
Information Technology Officer III	1	1,081

Total Key Positions	14	19,625

Other Positions

Administrative	45	16,688
Support to Technical	5	2,562
Technical	47	25,712

Total Other Positions	97	44,962

For the difference between the Authorized and Actual Salaries		717

Total Permanent Positions	111	65,304

Total Permanent Filled Positions	71	44,218

DECEMBER 25, 2023	OFFICIAL GAZETTE	551
STAFFING SUMMARY

XXVIII. PRESIDENTIAL COMMUNICATIONS OFFICE

A. Presidential Communications Office (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Press Secretary	1	3,341
Department Undersecretary	8	18,163
Director V	1	2,009
Department Assistant Secretary	11	22,101
Head Executive Assistant	1	1,573
Director III	9	14,160
Director II	1	1,392
Director I	2	2,465
Attorney V	1	1,232
Information Technology Officer III	1	1,081
Information Officer V	1	1,081
Executive News Editor	1	1,081
Chief Administrative Officer	4	4,324
Planning Officer V	2	2,162
Chief Accountant	1	1,081
Project Development Officer V	1	1,081

Total Key Positions	46	78,327

Other Positions

Administrative	156	70,579
Support to Technical	31	17,088
Technical	26	12,351

Total Other Positions	213	100,018

For the difference between the Authorized and Actual Salaries		433

Total Permanent Positions	259	178,778

Total Permanent Filled Positions	184	128,277

552	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Bureau of Communications Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Information Officer V	1	1,081
Planning Officer V	1	1,081
Production Planning and Control Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	5	6,102

Other Positions

Administrative	61	16,916
Support to Technical	6	3,837
Technical	22	11,838

Total Other Positions	89	32,591

For the difference between the Authorized and Actual Salaries		390

Total Permanent Positions	94	39,083

Total Permanent Filled Positions	67	25,707

C. National Printing Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Superintendent of Printing	1	1,392
Assistant Superintendent of Printing	1	1,232
Engineer V	1	1,081
Printing Operation Chief	4	4,324
Chief Administrative Officer	2	2,162
Sales and Promotion Supervisor V	1	1,081
Production Planning and Control Officer V	1	1,081

Total Key Positions	13	15,704

Other Positions

Administrative	202	55,360
Support to Technical	27	10,790
Technical	247	80,938

Total Other Positions	476	147,088

For the difference between the Authorized and Actual Salaries		2,018

Total Permanent Positions	489	164,810

Total Permanent Filled Positions	321	9,436

DECEMBER 25, 2023	OFFICIAL GAZETTE	553
STAFFING SUMMARY

D. News and Information Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Media Accreditation and Relations Officer V	1	1,081
Executive News Editor	2	2,162

Total Key Positions	6	7,675

Other Positions

Administrative	58	16,265
Support to Technical	20	6,525
Technical	179	83,759

Total Other Positions	257	106,549

For the difference between the Authorized and Actual Salaries		1,723

Total Permanent Positions	263	115,947

Total Permanent Filled Positions	150	71,227

E. Philippine Information Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,270
Director V	5	10,046
Director IV	4	7,112
Information Officer V	22	23,782
Chief Administrative Officer	2	2,162

Total Key Positions	34	45,372

Other Positions

Administrative	173	54,792
Support to Technical	33	11,245
Technical	222	109,744

Total Other Positions	428	175,781

For the difference between the Authorized and Actual Salaries		3,373

Total Permanent Positions	462	224,526

Total Permanent Filled Positions	374	187,624

554	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

G. Presidential Broadcast Service - Bureau of Broadcast Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Broadcast Operations Chief	5	5,405
Engineer V	1	1,081
Chief Administrative Officer	2	2,162

Total Key Positions	10	11,999

Other Positions

Administrative	226	67,289
Support to Technical	38	16,862
Technical	694	302,354

Total Other Positions	958	386,505

For the difference between the Authorized and Actual Salaries		5,579

Total Permanent Positions	968	404,083

Total Permanent Filled Positions	477	205,072

DECEMBER 25, 2023	OFFICIAL GAZETTE	555
STAFFING SUMMARY

G. Presidential Broadcast Staff (RTVM)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Development Management Officer V	1	1,081
Media Production Specialist V	2	2,162
Chief Administrative Officer	1	1,081

Total Key Positions	5	6,102

Other Positions

Administrative	34	9,605
Support to Technical	16	6,305
Technical	78	32,879

Total Other Positions	128	48,789

For the difference between the Authorized and Actual Salaries		1,548

Total Permanent Positions	133	56,439

Total Permanent Filled Positions	114	47,247

556	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXIX. OTHER EXECUTIVE OFFICES

A. Anti-Red Tape Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,341
Deputy Director-General	3	6,810
Director IV	5	8,890
Attorney VI	2	2,784
Project Development Officer V	11	11,891
Special Investigator V	1	1,081
Chief Administrative Officer	11	11,890

Total Key Positions	34	46,687

Other Positions

Administrative	54	22,587
Technical	128	70,802

Total Other Positions	182	93,389

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	216	140,076

Total Permanent Filled Positions	156	103,733

B. Climate Change Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Commission Member IV	2	4,541
Deputy Executive Director V	1	2,009
Attorney V	1	1,232
Information Officer V	1	1,081
International Science Relations Officer V	1	1,081
Chief Administrative Officer	1	1,081
Planning Officer V	2	2,162
Chairman (Ex-Officio)	1

Total Key Positions	10	16,528

DECEMBER 25, 2023	OFFICIAL GAZETTE	557
STAFFING SUMMARY

Other Positions

Administrative	36	18,707
Technical	30	16,101

Total Other Positions	66	34,808

For the difference between the Authorized and Actual Salaries		45

Total Permanent Positions	76	51,381

Total Permanent Filled Positions	61	42,951

C. Commission on Filipinos Overseas

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Executive Director V	1	2,270
Head Executive Assistant	1	1,573
Information Technology Officer III	1	1,081
Chief Emigrant Services Officer	3	3,243
Chief Administrative Officer	1	1,081
Member (Ex-Officio)	1
Vice-Chairman (Ex-Officio)	1

Total Key Positions	8	12,589

Other Positions

Administrative	27	10,332
Technical	51	27,672

Total Other Positions	78	38,004

For the difference between the Authorized and Actual Salaries		681

Total Permanent Positions	86	51,274

Total Permanent Filled Positions	67	40,137

558	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D. Commission on Higher Education

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	3,341
Commission Chairman IV	1	3,341
Commission Member IV	4	9,082
Commissioner III	4	9,082
Executive Director IV	2	4,018
Deputy Executive Director IV	1	1,778
Director IV	22	39,116
Director III	6	9,438
Attorney V	2	2,464
Information Technology Officer III	1	1,081
Financial and Management Officer II	1	1,081
Chief Education Program Specialist	30	32,430
Chief Administrative Officer	19	20,539
Chief Accountant	2	2,162

Total Key Positions	96	138,953

Other Positions

Administrative	280	97,670
Support to Technical	3	1,860
Technical	312	193,934

Total Other Positions	595	293,464

For the difference between the Authorized and Actual Salaries		7,256

Total Permanent Positions	691	439,673

Total Permanent Filled Positions	526	343,925

E. Commission on the Filipino Language

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	2	4,541
Director IV	1	1,778
Chief Language Researcher	4	4,324
Chief Administrative Officer	1	1,081

Total Key Positions	9	15,065

Other Positions

Administrative	26	8,600
Support to Technical	1	858
Technical	29	17,734

DECEMBER 25, 2023	OFFICIAL GAZETTE	559
STAFFING SUMMARY

Total Other Positions	56	27,192

For the difference between the Authorized and Actual Salaries		737

Total Permanent Positions	65	42,994

Total Permanent Filled Positions	49	35,210

F. Dangerous Drugs Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	3,341
Executive Director V	1	2,270
Board Member IV	2	4,540
Deputy Executive Director V	2	4,018
Attorney V	1	1,232
Health Education and Promotion Officer V	1	1,081
Chief Administrative Officer	1	1,081
Statistician V	1	1,081
Information Technology Officer III	1	1,081
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	11	19,725

Other Positions

Administrative	76	21,853
Support to Technical	14	6,585
Technical	49	24,924

Total Other Positions	139	53,362

For the difference between the Authorized and Actual Salaries		834

Total Permanent Positions	150	73,921

Total Permanent Filled Positions	99	47,809

560	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

G. Energy Regulatory Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,099
Commission Member IV	4	9,917
Executive Director III	1	2,066
Director III	7	11,570
Head Executive Assistant	1	1,124
Administrative Officer V	5	5,622
Attorney V	5	5,622
Chief Energy Regulation Officer	11	12,368
Engineer V	1	1,124
Financial and Management Officer II	1	1,124
Information Officer V	2	2,250
Information Technology Officer III	1	1,124
Planning Officer V	1	1,124

Total Key Positions	41	58,134

Other Positions

Administrative	131	56,605
Technical	217	130,061

Total Other Positions	348	186,666

For the difference between the Authorized and Actual Salaries		1,994

Total Permanent Positions	389	246,794

Less: No. and Amount of Salary Lapses/Savings from Unfilled Positions/Chargeable Against Savings	68	43,379

Total Permanent Filled Positions	321	203,415

H. Film Development Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman III	1	2,270
Executive Director III	1	1,778
Chief Administrative Officer	1	1,081
Project Development Officer V	2	2,162

Total Key Positions	5	7,291

Other Positions

Administrative	10	4,426
Support to Technical	2	882
Technical	17	8,162

Total Other Positions	29	13,470

DECEMBER 25, 2023	OFFICIAL GAZETTE	561
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		72

Total Permanent Positions	34	20,833

Total Permanent Filled Positions	28	17,827

I. Games and Amusements Board

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	2,009
Board Member II	2	3,556
Attorney V	1	1,232
Chief Sports and Games Regulation Officer	3	3,243
Chief Administrative Officer	1	1,081

Total Key Positions	8	11,121

Other Positions

Administrative	42	17,627
Support to Technical	6	2,629
Technical	110	37,376

Total Other Positions	158	57,632

For the difference between the Authorized and Actual Salaries		707

Total Permanent Positions	166	69,460

Total Permanent Filled Positions	135	55,209

J. Governance Commission for Government-Owned or Controlled Corporations

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	2	4,541
Director IV	5	8,890
Director III	3	4,719
Attorney V	1	1,232
Corporate Governance Officer V	9	9,729
Chief Administrative Officer	4	4,324

562	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Planning Officer V	1	1,081
Information Technology Officer III	2	2,162

Total Key Positions	28	40,019

Other Positions

Administrative	33	14,029
Support to Technical	9	9,645
Technical	161	85,438

Total Other Positions	203	109,112

For the difference between the Authorized and Actual Salaries		410

Total Permanent Positions	231	149,541

Total Permanent Filled Positions	78	67,625

K. Marawi Compensation Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairperson	1	3,341
Board Member IV	8	18,163
Executive Director III	1	1,778
Head Executive Assistant	1	1,573
Attorney V	1	1,232

Total Key Positions	12	26,087

Other Positions

Administrative	59	30,692
Support to Technical	1	350
Technical	10	6,368

Total Other Positions	70	37,410

Total Permanent Positions	82	63,497

Total Permanent Filled Positions	56	46,671

DECEMBER 25, 2023	OFFICIAL GAZETTE	563
STAFFING SUMMARY

L. Mindanao Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairperson	1	3,341
Executive Director V	1	2,270
Deputy Executive Director V	1	2,009
Director IV	3	5,334
Director III	2	3,146
Development Management Officer V	10	10,810
Chief Administrative Officer	2	2,162
Information Technology Officer III	1	1,081

Total Key Positions	21	30,153

Other Positions

Administrative	31	9,343
Support to Technical	6	4,871
Technical	76	41,498

Total Other Positions	113	55,712

For the difference between the Authorized and Actual Salaries		1,153

Total Permanent Positions	134	87,018

Total Permanent Filled Positions	111	77,076

M. Movie and Television Review and Classification Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	2,009
Executive Director II	1	1,573
Attorney V	1	1,232
Registration Officer V	1	1,081
Chief Administrative Officer	1	1,081
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	30

Total Key Positions	5	6,976

Other Positions

Administrative	23	7,731
Support to Technical	11	3,305
Technical	21	8,985

Total Other Positions	55	20,021

For the difference between the Authorized and Actual Salaries		294

Total Permanent Positions	60	27,291

Total Permanent Filled Positions	52	24,516

564	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

N. National Commission for Culture and the Arts

N.1 National Commission for Culture and the Arts (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chief Accountant	1	1,081
Planning Officer V	2	2,162
Chief Administrative Officer	2	2,162
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1

Total Key Positions	8	10,330

Other Positions

Administrative	19	6,805
Support to Technical	1	688
Technical	21	10,730

Total Other Positions	41	18,223

For the difference between the Authorized and Actual Salaries		444

Total Permanent Positions	49	28,997

Total Permanent Filled Positions	45	26,814

DECEMBER 25, 2023	OFFICIAL GAZETTE	565
STAFFING SUMMARY

N.2 National Historical Commission of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,270
Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chief History Researcher	3	3,243
Chief Historic Sites Development Officer	1	1,081
Chief Administrative Officer	1	1,081
Chairman (Ex-Officio)	1
Member (Part-Time)	4
Member (Ex-Officio)	4

Total Key Positions	9	12,600

Other Positions

Administrative	71	18,779
Support to Technical	8	2,164
Technical	148	58,908

Total Other Positions	227	79,851

For the difference between the Authorized and Actual Salaries		1,561

Total Permanent Positions	236	94,012

Total Permanent Filled Positions	182	73,676

N.3 National Library of the Philippines (The National Library)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Librarian V	7	7,567
Information Technology Officer III	1	1,081

Total Key Positions	11	13,080

Other Positions

Administrative	62	15,250
Support to Technical	7	1,694
Technical	80	40,100

Total Other Positions	149	57,044

For the difference between the Authorized and Actual Salaries		1,187

Total Permanent Positions	160	71,311

Total Permanent Filled Positions	125	57,174

566	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

N.4 National Archives of the Philippines (Records Management and Archives Office)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chief Administrative Officer	1	1,081
Chief Records Management Analyst	2	2,162
Information Technology Officer III	1	1,081
Training Specialist V	1	1,081
Chief Archivist	2	2,162

Total Key Positions	10	12,492

Other Positions

Administrative	51	11,653
Support to Technical	1	255
Technical	96	37,736

Total Other Positions	148	49,644

For the difference between the Authorized and Actual Salaries		692

Total Permanent Positions	158	62,828

Total Permanent Filled Positions	128	51,769

O. National Commission of Senior Citizens

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	6	13,622
Executive Director IV	1	2,009
Director IV	10	17,780
Head Executive Assistant	1	1,573
Director III	1	1,573
Attorney V	1	1,232
Planning Officer V	1	1,081
Information Officer V	1	1,081
Project Development Officer V	11	11,891
Chief Administrative Officer	3	3,243

Total Key Positions	37	58,426

DECEMBER 25, 2023	OFFICIAL GAZETTE	567
STAFFING SUMMARY

Other Positions

Administrative	90	45,742
Support to Technical	11	6,142
Technical	68	36,830

Total Other Positions	169	88,714

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	206	147,140

Total Permanent Filled Positions	40	37,575

P. National Intelligence Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,270
Director V	2	4,018
Director IV	7	12,446
Director III	2	3,146
Director II	27	37,584
Director I	18	22,176
Chief Accountant	1	1,081
Planning Officer V	1	1,081
National Intelligence Specialist V	71	76,751
Internal Auditor V	1	1,081
Information Technology Officer III	1	1,081
Chief Administrative Officer	8	8,648

Total Key Positions	140	171,363

Other Positions

Administrative	131	37,504
Support to Technical	89	25,689
Technical	592	229,050

Total Other Positions	812	292,243

Total Permanent Positions	952	463,606

Total Permanent Filled Positions	872	436,668

568	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Q. National Security Council

STAFFING SUMMARY

Permanent Positions

Key Positions

Director-General	1	3,341
Deputy Director-General	3	6,811
Assistant Director-General	6	12,055
Director V	1	2,009
Director IV	3	5,334
Head Executive Assistant	1	1,573
Director III	6	9,438
National Security Specialist V	14	15,134

Total Key Positions	35	55,695

Other Positions

Administrative	38	14,236
Support to Technical	11	3,156
Technical	51	32,426

Total Other Positions	100	49,818

For the difference between the Authorized and Actual Salaries		1,994

Total Permanent Positions	135	107,507

Total Permanent Filled Positions	107	83,933

R. Optical Media Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	2,009
Executive Director II	1	1,573
Attorney V	1	1,232
Licensing Officer V	1	1,081
Intelligence Officer V	1	1,081
Chief Administrative Officer	1	1,081
Member (Ex-Officio)	8

Total Key Positions	6	8,057

Other Positions

Administrative	29	9,531
Support to Technical	8	4,571
Technical	49	21,371

Total Other Positions	86	35,473

DECEMBER 25, 2023	OFFICIAL GAZETTE	569
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		564
Total Permanent Positions	92	44,094
Total Permanent Filled Positions	66	32,341

S. Philippine Competition Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman	1	6,473
Commissioner	4	17,071
PCC Executive Director	1	2,643
PCC Director IV	7	15,778
PCC Director III	5	8,109
PCC Head Executive Assistant	1	1,641
PCC Executive Assistant V	1	1,147
PCC Attorney V	5	7,425
PCC Economist V	3	3,441
PCC Information Technology Officer III	1	1,164
PCC Chief Administrative Officer	3	3,459
PCC Chief Accountant	1	1,147
PCC Planning Officer V	1	1,164
PCC Investigation Agent V	1	1,147
PCC Competition Policy Research Officer V	1	1,147
PCC Information Officer V	1	1,164
PCC Training Specialist V	1	1,147

Total Key Positions	38	75,267

Other Positions

Administrative	92	42,379
Support to Technical	18	6,513
Technical	96	66,437

Total Other Positions	206	115,329

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	244	189,713

Total Permanent Filled Positions	244	189,713

570	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

T. Philippine Drug Enforcement Agency

STAFFING SUMMARY

Permanent Positions

Key Positions

Director VI	1	2,270
Director V	2	4,018
Director III	28	44,044
Director II	23	32,016
Attorney V	4	4,928
Chief Accountant	1	1,081
Intelligence Officer V	3	3,243
Chemist V	3	3,243
Information Technology Officer III	1	1,081
Information Officer V	2	2,162
Dangerous Drugs Regulation Officer V	2	2,162
Internal Auditor V	1	1,081
Investigation Agent V	112	121,072
Planning Officer V	1	1,081
Training Specialist V	1	1,081
Special Investigator V	1	1,081
Chief Administrative Officer	24	25,944

Total Key Positions	210	251,588

Other Positions

Administrative	458	133,061
Support to Technical	417	167,657
Technical	2,108	891,102

Total Other Positions	2,983	1,191,820

For the difference between the Authorized and Actual Salaries		21,408

Total Permanent Positions	3,193	1,464,816

Total Permanent Filled Positions	2,893	1,334,239

U. Philippine Racing Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Attorney V	1	1,232
Registration Officer V	1	1,081
Chief Sports and Games Regulation Officer	2	2,162
Chief Accountant	1	1,081

DECEMBER 25, 2023	OFFICIAL GAZETTE	571
STAFFING SUMMARY

Chairman (Ex-Officio)	1
Member (Ex-Officio)	6

Total Key Positions	7	8,907

Other Positions

Administrative	39	12,959
Support to Technical	4	2,277
Technical	43	17,294

Total Other Positions	86	32,530

For the difference between the Authorized and Actual Salaries		722

Total Permanent Positions	93	42,159

Total Permanent Filled Positions	70	32,523

V. Philippine Space Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,341
Deputy Director-General	3	6,811
Director IV	6	10,668
Head Executive Assistant	1	1,573
Attorney V	1	1,232
Chief Science Research Specialist	10	10,810
Chief Administrative Officer	3	3,243
Planning Officer V	1	1,081
Information Technology Officer III	1	1,081
Project Development Officer V	1	1,081
Information Officer V	1	1,081

Total Key Positions	29	42,002

Other Positions

Administrative	54	26,665
Technical	111	59,988

Total Other Positions	165	86,653

For the difference between the Authorized and Actual Salaries		65

Total Permanent Positions	194	128,720

Total Permanent Filled Positions	118	79,993

572	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

W. Philippine Sports Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,270
Commission Member III	4	8,037
Executive Director III	1	1,778
Deputy Executive Director III	2	3,146
Chief Administrative Officer	2	2,162
Chief Sports and Games Regulation Officer	2	2,162
Chief Accountant	1	1,081
Project Development Officer V	1	1,081

Total Key Positions	14	21,717

Other Positions

Administrative	73	21,029
Support to Technical	10	4,327
Technical	30	16,303

Total Other Positions	113	41,659

For the difference between the Authorized and Actual Salaries		1,308

Total Permanent Positions	127	64,684

Total Permanent Filled Positions	100	52,574

X. Presidential Legislative Liaison Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presidential Adviser on Legislative Affairs	1	3,341
Presidential Legislative Assistant	2	4,541
Presidential Legislative Liaison Officer III	3	6,027
Presidential Legislative Liaison Officer II	3	5,334
Head Executive Assistant	1	1,573
Presidential Legislative Liaison Officer I	8	8,648
Chief Administrative Officer	1	1,081

Total Key Positions	19	30,545

DECEMBER 25, 2023	OFFICIAL GAZETTE	573
STAFFING SUMMARY

Other Positions

Administrative	35	15,121
Technical	8	5,706

Total Other Positions	43	20,827

For the difference between the Authorized and Actual Salaries		865

Total Permanent Positions	62	52,237

Total Permanent Filled Positions	42	41,291

Y. Presidential Management Staff

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Director VI	7	15,892
Director V	12	24,110
Director IV	16	28,448
Director III	10	15,730
Attorney V	1	1,232
Chief Accountant	1	1,081
Presidential Staff Officer VI	31	33,510
Planning Officer V	2	2,162
Chief Administrative Officer	9	9,729

Total Key Positions	90	135,235

Other Positions

Administrative	186	71,459
Support to Technical	14	9,368
Technical	189	105,678

Total Other Positions	389	186,505

For the difference between the Authorized and Actual Salaries		3,621

Total Permanent Positions	479	325,361

Total Permanent Filled Positions	262	178,452

574	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXX. THE JUDICIARY

A. Supreme Court of the Philippines and the Lower Courts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Justice of the Supreme Court	1	3,983
PHILJA Chancellor	1	3,341
Associate Justice of the Supreme Court	14	46,777
Court Administrator of the Supreme Court	1	2,270
PHILJA Vice-Chancellor	1	2,270
Assistant Court Administrator of the Supreme Court	3	6,810
Executive Clerk of Court V	1	2,270
Council Member IV	4	9,082
Deputy Court Administrator of the Supreme Court	3	6,810
Jurisconsult	1	2,270
Chief Justice Staff Head	2	4,018
Director V	3	6,027
PHILJA Executive Secretary	1	2,009
Regional Trial Court Judge	1,364	2,740,527
Executive Clerk of Court IV	4	8,036
Shari’a District Court Judge	5	10,046
Municipal Trial Court Judge	366	650,767
Shari’a Circuit Court Judge	51	90,681
Municipal Circuit Trial Court Judge	468	832,128
Metro Trial Court Judge	169	300,491
Judicial Staff Head	28	49,785
Director IV	29	51,562
City Trial Court Judge	263	467,628
Executive Clerk of Court Ill	3	5,334
Court Attorney VI	186	292,665
Director III	24	37,754
Head Executive Assistant	1	1,573
Clerk of Court VII	10	13,925
Court Attorney V	54	75,192
Director II	2	2,784
PHILJA Attorney V	2	2,785
PHILJA Attorney IV	6	7,392
Medical Officer V	1	1,232
Director I	2	2,465
Court Attorney IV	82	101,046
Clerk of Court VI	316	389,399
Chief Judicial Staff Officer	3	3,696
Assistant Superintendent of Printing	1	1,232
Supply Officer V	2	2,162
Statistician V	1	1,081
Security Officer V	1	1,081
Project Development Officer V	3	3,243
Planning Officer V	1	1,081
PHILJA Attorney III	2	2,162
Librarian V	2	2,162

DECEMBER 25, 2023	OFFICIAL GAZETTE	575
STAFFING SUMMARY

Information Technology Officer III	6	6,486
Information Officer V	2	2,162
Human Resource Management Officer V	8	8,648
Fiscal Examiner V	2	2,162
Fiscal Controller V	1	1,081
Financial and Management Officer II	2	2,162
Engineer V	1	1,081
Development Management Officer V	1	1,081
Management and Audit Analyst V	3	3,243
Court Attorney III	1	1,081
Clerk of Court V	1,295	1,399,812
Chief Accountant	1	1,081
Records Officer V	12	12,972
Cashier V	3	3,243
Building Official	1	1,081
Budget Officer V	2	2,162
Administrative Officer V (for Judiciary and Congress)	7	7,567
Clerk of Court IV	79	75,842

Total Key Positions	4,915	7,783,981

Other Positions

Administrative	11,085	2,349,405
Support to Technical	19,940	6,155,428
Technical	2,578	1,423,832

Total Other Positions	33,603	9,928,665

For the difference between the Authorized and Actual Salaries		401,605

Total Permanent Positions	38,518	18,114,251

Total Permanent Filled Positions	26,037	12,433,137

576	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Presidential Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Clerk of the Electoral Tribunal	1	2,270
Deputy Clerk of the Electoral Tribunal	1	2,009
Chief Judicial Staff Officer	20	24,646

Total Key Positions	22	28,925

Other Positions

Administrative	5	935
Support to Technical	55	12,659
Technical	69	52,740

Total Other Positions	129	66,334

For the difference between the Authorized and Actual Salaries		135

Total Permanent Positions	151	95,394

Total Permanent Filled Positions	73	47,817

C. Sandiganbayan

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Sandiganbayan	1	3,341
Associate Justice, Sandiganbayan	20	45,408
Executive Clerk of Court IV	1	2,009
Executive Clerk of Court III	7	12,446
Executive Clerk of Court II	7	11,014
Director III	1	1,573
Court Attorney V	43	59,876
Court Attorney IV	44	54,220
Attorney V	1	1,232
Records Officer V	1	1,081
Internal Auditor V	1	1,081
Information Technology Officer III	1	1,081
Financial and Management Officer II	1	1,081
Administrative Officer V (for Judiciary and Congress)	1	1,081

Total Key Positions	130	196,524

Other Positions

Administrative	262	60,683
Support to Technical	157	75,939
Technical	34	22,086

Total Other Positions	453	158,708

For the difference between the Authorized and Actual Salaries		6,013

Total Permanent Positions	583	361,245

Total Permanent Filled Positions	485	305,454

DECEMBER 25, 2023	OFFICIAL GAZETTE	577
STAFFING SUMMARY

D. Court of Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Court of Appeals	1	3,341
Associate Justice, Court of Appeals	68	154,385
Executive Clerk of Court IV	1	2,009
Court of Appeals Reporter II	1	1,778
Executive Clerk of Court III	26	46,229
Executive Clerk of Court II	23	36,189
Court of Appeals Reporter I	1	1,573
Court Attorney V	139	193,555
Court Attorney IV	140	172,520
Medical Officer V	1	1,232
Chief Accountant	1	1,081
Cashier V	1	1,081
Budget Officer V	1	1,081
Human Resource Management Officer V	1	1,081
Administrative Officer V (for Judiciary and Congress)	1	1,081
Supply Officer V	1	1,081
Records Officer V	1	1,081
Management and Audit Analyst V	1	1,081
Librarian V	1	1,081
Information Technology Officer III	1	1,081
Information Officer V	1	1,081

Total Key Positions	412	624,702

Other Positions

Administrative	747	179,329
Support to Technical	561	345,133
Technical	101	30,241

Total Other Positions	1,409	554,703

For the difference between the Authorized and Actual Salaries		19,922

Total Permanent Positions	1,821	1,199,327

Total Permanent Filled Positions	1,482	1,025,485

578	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

E. Court of Tax Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Court of Tax Appeals	1	3,341
Associate Justice, Court of Tax Appeals	8	18,162
Executive Clerk of Court IV	1	2,009
Executive Clerk of Court III	4	7,112
Director IV	2	3,556
Head Executive Assistant	1	1,573
Executive Clerk of Court II	3	4,720
Director II	2	2,784
Court Attorney V	18	25,065
Medical Officer V	1	1,232
Court Attorney IV	2	2,464
Cashier V	1	1,081
Budget Officer V	1	1,081
Chief Accountant	1	1,081
Administrative Officer V (for Judiciary and Congress)	2	2,162
Supply Officer V	1	1,081
Records Officer V	1	1,081
Management and Audit Analyst V	1	1,081
Information Technology Officer III	1	1,081
Chief Tax Specialist	3	3,243

Total Key Positions	55	84,990

Other Positions

Administrative	171	59,193
Support to Technical	75	41,422
Technical	54	50,047

Total Other Positions	300	150,662

For the difference between the Authorized and Actual Salaries		4,493

Total Permanent Positions	355	240,145

Total Permanent Filled Positions	291	213,707

DECEMBER 25, 2023	OFFICIAL GAZETTE	579
STAFFING SUMMARY

XXXI. CIVIL SERVICE COMMISSION

A. Civil Service Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,341
Commissioner, Constitutional Commission	2	4,540
Assistant Commissioner, Constitutional Commission	5	10,045
Director IV	32	56,896
Head Executive Assistant	1	1,573
Director Ill	31	48,766
Attorney VI	22	30,624
Director II	94	130,848
Conciliator	6	7,393
Attorney V	1	1,232
Engineer V	1	1,081
Chief Personnel Specialist	106	114,586
Chief Administrative Officer	4	4,324
Information Technology Officer III	3	3,243
Chief Accountant	1	1,081
Librarian V	1	1,081

Total Key Positions	311	420,654

Other Positions

Administrative	405	133,971
Support to Technical	63	39,990
Technical	655	416,196

Total Other Positions	1,123	590,157

For the difference between the Authorized and Actual Salaries		20,613

Total Permanent Positions	1,434	1,031,424

Total Permanent Filled Positions	1,245	895,826

580	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. Career Executive Service Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Director Ill	2	3,146
Attorney V	1	1,232
Chief Personnel Specialist	3	3,243
Chief Administrative Officer	1	1,081

Total Key Positions	8	10,711

Other Positions

Administrative	19	6,485
Support to Technical	5	2,985
Technical	22	13,186

Total Other Positions	46	22,656

For the difference between the Authorized and Actual Salaries		641

Total Permanent Positions	54	34,008

Total Permanent Filled Positions	44	28,732

DECEMBER 25, 2023	OFFICIAL GAZETTE	581
STAFFING SUMMARY

XXXII. COMMISSION ON AUDIT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,341
Commissioner, Constitutional Commission	2	4,541
Assistant Commissioner, Constitutional Commission	11	22,099
Director IV	62	110,236
Head Executive Assistant	1	1,573
Director III	52	81,796
Attorney VI	53	73,776
State Technical Audit Specialist V	25	34,800
State Auditor V	433	602,901
Medical Officer V	1	1,232
Board Secretary VI	2	2,464
Attorney V	1	1,232
Information Technology Officer III	3	3,243
Chief Administrative Officer	34	36,754
Chief Accountant	1	1,081
Training Specialist V	2	2,162
State Auditor IV	699	755,575
Project Evaluation Officer V	1	1,081
Internal Auditor V	2	2,162

Total Key Positions	1,386	1,742,049

Other Positions

Administrative	2,294	662,322
Support to Technical	164	110,456
Technical	9,439	6,135,460

Total Other Positions	11,897	6,908,238

For the difference between the Authorized and Actual Salaries		96,317

Total Permanent Positions	13,283	8,746,604

Total Permanent Filled Positions	8,126	5,298,895

582	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXXIII. COMMISSION ON ELECTIONS

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,341
Commissioner, Constitutional Commission	6	13,622
Executive Director IV	1	2,009
Deputy Executive Director IV	2	3,556
Director IV	31	55,118
Director III	28	44,044
Clerk of the Commission	1	1,573
Head Executive Assistant	1	1,573
Provincial Election Supervisor IV	37	51,520
Attorney VI	17	23,668
Medical Officer V	1	1,232
Attorney V	1	1,232
Provincial Election Supervisor III	20	24,646
Chief Accountant	2	2,162
Administrative Officer V (for Judiciary and Congress)	1	1,081
Records Officer V	1	1,081
Public Relations Officer V	1	1,081
Provincial Election Supervisor II	18	19,458
Management and Audit Analyst V	1	1,081
Librarian V	1	1,081
Internal Auditor V	2	2,162
Planning Officer V	1	1,081
Information Technology Officer III	3	3,243
Information Officer V	1	1,081
Identification Officer II	1	1,081
Statistician V	1	1,081
Chief Administrative Officer	11	11,891
Provincial Election Supervisor I	4	3,840

Total Key Positions	196	279,619

Other Positions

Administrative	897	223,519
Support to Technical	379	169,296
Technical	4,237	1,613,765

Total Other Positions	5,513	2,006,580

For the difference between the Authorized and Actual Salaries		43,164

Total Permanent Positions	5,709	2,329,363

Total Permanent Filled Positions	4,782	1,971,657

DECEMBER 25, 2023	OFFICIAL GAZETTE	583
STAFFING SUMMARY

XXXÍV. OFFICE OF THE OMBUDSMAN

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Ombudsman	1	3,341
Deputy Ombudsman	4	9,080
Special Prosecutor	1	2,270
Overall Deputy Ombudsman	1	2,270
Deputy Special Prosecutor	5	10,045
Assistant Ombudsman	16	32,145
Assistant Special Prosecutor Ill	30	53,340
Graft Investigation and Prosecution Officer IV	37	65,786
Graft Investigation Officer Ill	7	12,446
Director IV	26	46,228
Head Executive Assistant	1	1,573
Graft Investigation and Prosecution Officer Ill	148	232,865
Assistant Special Prosecutor II	60	94,410
Graft Investigation Officer II	46	72,378
Assistant Special Prosecutor I	54	75,193
Graft Investigation Officer I	36	50,125
Graft Investigation and Prosecution Officer II	188	261,780
Director II	2	2,784
Graft Investigation and Prosecution Officer I	72	88,725
Project Development Officer V	1	1,081
Media Accreditation and Relations Officer V	1	1,081
Information Technology Officer Ill	2	2,162
Information Officer V	1	1,081
Graft Prevention and Control Officer V	29	31,348
Chief Administrative Officer	15	16,215
Project Evaluation Officer V	2	2,162
Chief Accountant	1	1,081

Total Key Positions	787	1,172,995

Other Positions

Administrative	724	225,149
Support to Technical	351	150,541
Technical	514	333,870

Total Other Positions	1,589	709,560

For the difference between the Authorized and Actual Salaries		29,069

Total Permanent Positions	2,376	1,911,624

Total Permanent Filled Positions	1,230	974,901

584	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	4	9,082
Executive Director IV	1	2,009
Director IV	7	12,446
Director III	2	3,146
Head Executive Assistant	1	1,573
Attorney VI	21	29,240
Medico-Legal Officer IV	1	1,081
Internal Auditor V	1	1,081
Information Technology Officer III	1	1,081
Information Officer V	3	3,243
Development Management Officer V	4	4,324
Chief Administrative Officer	3	3,243
Planning Officer V	1	1,081
Security Officer V	1	1,081
Project Development Officer V	1	1,081
Special Investigator V	1	1,081
Training Specialist V	1	1,081
Chief Accountant	1	1,081

Total Key Positions	56	81,376

Other Positions

Administrative	232	65,337
Support to Technical	155	70,930
Technical	411	256,870

Total Other Positions	798	393,137

For the difference between the Authorized and Actual Salaries		2,116

Total Permanent Positions	854	476,629

Total Permanent Filled Positions	653	366,845

DECEMBER 25, 2023	OFFICIAL GAZETTE	585
STAFFING SUMMARY

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief History Researcher	1	1,081
Museum Curator II	1	1,081
Chief Archivist	1	1,081

Total Key Positions	6	7,675

Other Positions

Administrative	9	3,875
Support to Technical	1	516
Technical	14	6,626

Total Other Positions	24	11,017

Total Permanent Positions	30	18,692

Total Permanent Filled Positions	24	15,353

586	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XXXVI. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. Metropolitan Manila Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council/Commission/Board Chairman III	1	2,270
Department Assistant Secretary	1	2,009
Engineer V	2	2,162

Total Key Positions	4	6,441

Other Positions

Administrative	32	8,126
Support to Technical	22	4,424
Technical	75	39,357

Total Other Positions	129	51,907

For the difference between the Authorized and Actual Salaries		597

Total Permanent Positions	133	58,945

Total Permanent Filled Positions	113	46,365